UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CONNEXA SPORTS TECHNOLOGIES INC.

2709 North Rolling Road, Suite 138

Windsor Mill, Maryland 21244

TO THE STOCKHOLDERS OF CONNEXA SPORTS TECHNOLOGIES INC.:

You are cordially invited to attend an Annual Meeting of the stockholders of Connexa Sports Technologies Inc., a Delaware corporation (referred to herein as “Connexa,” the “Company,” “we,” “us” or “our”), which will be held virtually, via live webcast on May 15, 2024, at 11:00 a.m. Eastern Time. You will be able to attend the Annual Meeting by first registering at http://www.viewproxy.com/CNXA/2024 no later than May 14, 2024, at 11:59 p.m. Eastern Time. After registering, you will receive a meeting invitation and password via e-mail with your unique link to join the meeting.

At the Annual Meeting, our stockholders will be asked to consider and vote upon a proposal, which we refer to as the “Share Exchange Proposal,” to approve the issuance of shares of our common stock pursuant to that certain Share Exchange Agreement dated March 18, 2024 (the “Exchange Agreement”) among Connexa, Mr. Hongyu Zhou (Mr. Zhou, or the “YYEM Seller”), and Yuanyu Enterprise Management Co., Limited (“YYEM”), in exchange for 50% of the issued and outstanding ordinary shares of YYEM. The Exchange Agreement is a part of a transaction between us, YYEM Seller, and YYEM, whereby we agreed to purchase a total of 70% of the issued and outstanding ordinary shares of YYEM by entering into a share purchase agreement (the “Purchase Agreement”) and the Exchange Agreement. We refer to this transaction as the “Acquisition” and to the shares of our common stock issuable pursuant to the Exchange Agreement as the “Exchange Shares.” A copy of the Exchange Agreement is attached to the accompanying proxy statement as Annex A. In connection with the Acquisition, we are asking our stockholders to approve amendments to our Certificate of Incorporation (the “Certificate of Incorporation”) as reflected in the form of Certificate of Amendment to the Certificate of Incorporation attached as Annex B to the accompanying proxy statement (the “Amendment”).

Upon the closing of the Acquisition, the YYEM Seller will be issued a number of Exchange Shares equal to 82.4% of our issued and outstanding shares of common stock immediately following the closing of the Acquisition, and Connexa stockholders as of immediately prior to closing of the Acquisition will retain the balance of approximately 17.6% of such outstanding shares.

Connexa’s common stock is listed on The Nasdaq Capital Market under the symbol “YYAI,” having undergone a symbol change from “CNXA” that took effect prior to the market opening on April 15, 2024.

At the Annual Meeting, our stockholders will be asked to consider and vote upon:

(1)	the election of five directors to serve until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal (the “Election of Directors Proposal”);

(2)	the ratification of Olayinka Oyebola & Co. as our independent registered public accounting firm for our fiscal year ending April 30, 2024 (the “Ratification of Accountant” and “Ratification of Accountant Proposal”);

(3)	the Share Exchange Proposal to approve the issuance of the Exchange Shares in exchange for 50% of the issued and outstanding ordinary shares of YYEM and the other terms and conditions of the Exchange Agreement and the transactions contemplated thereby, which is part of the Acquisition transaction;

(4)	the approval of the Amendment to increase the authorized shares of our common stock from 300,000,000 shares to 1,000,000,000 shares (the “Capital Increase” and “Capital Increase Proposal”);

(5)	the approval of the Amendment to authorize a reverse stock split of our common stock within a range of 1-for-10 to 1-for-100 (the “Reverse Stock Split”), with the board of directors of the Company (the “Board” or our “Board”) to set the specific ratio and determine the date for the Reverse Stock Split to be effective (the “Reverse Stock Split Proposal”);

(6)	the approval of the separation of our “Slinger Bag” business and products and the transactions contemplated by the separation agreement related to the Acquisition (the “Separation Proposal”);

(7)	the approval of the amendment to the exercise price of certain existing warrants to $0.16 per share for purposes of complying with Nasdaq Listing Rule 5635(d) (the “Amendment to October and December 2023 Warrants Exercise Price Proposal”);

(8)	the approval of the issuance of shares of our common stock to certain investors party to our securities purchase agreements entered into in January 2024 for purposes of complying with Nasdaq Listing Rule 5635(d) (the “Issuance to January 2024 Investors Proposal”);

(9)	the approval of the issuance of 942,307 shares of our common stock to Yonah Kalfa for purposes of complying with Nasdaq Listing Rule 5635(c) (the “Yonah Kalfa Share Issuance Proposal”);

(10)	the approval of the issuance of shares of our common stock to each of our directors for their services and extraordinary contribution to the Company for purposes of complying with Nasdaq Listing Rule 5635(c) (the “Director Shares Issuance Proposal”);

(11)	the approval of the issuance of shares of our common stock to certain of our officers for their services and extraordinary contribution to the Company for the purposes of complying with Nasdaq Listing Rule 5635(c) (the “Management Shares Issuance Proposal”);

(12)	the approval of the increase in the number of shares authorized for issuance under our 2020 Slinger Bag Inc. Global Share Incentive Plan (the “Increase in Number of Shares Reserved for Incentive Plan Proposal”);

(13)	the adjournment of the Annual Meeting by the Chairman thereof to a later date to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Share Exchange Proposal (the “Adjournment Proposal”); and

(14)	the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to carefully read and consider.

We are providing the proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please take the time to vote by one of the means described in the accompanying proxy statement. YOUR VOTE IS VERY IMPORTANT.

Thank you for your participation. We look forward to your continued support.

Sincerely,

May 2, 2024	/s/ Mike Ballardie
Mike Ballardie
President and Chief Executive Officer

CONNEXA SPORTS TECHNOLOGIES INC.

2709 North Rolling Road, Suite 138

Windsor Mill, Maryland 21244

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

To Be Held on May 15, 2024

YOUR VOTE IS VERY IMPORTANT.

PLEASE VOTE YOUR SHARES PROMPTLY.

NOTICE IS HEREBY GIVEN, that you are cordially invited to attend an Annual Meeting (the “Annual Meeting”) of stockholders of Connexa Sports Technologies Inc., to be held virtually, via live webcast on May 15, 2024, at 11:00 a.m. Eastern Time. In order to attend the meeting, you must register at http:// www.viewproxy.com/CNXA/2024 by 11:59 p.m. Eastern Time on May 14, 2024. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to join us and participate online. We recommend that you log in a few minutes before 11:00 a.m., Eastern Time, on May 15, 2024 to ensure you are logged in when the Annual Meeting starts. You will not be able to attend the Annual Meeting in person.

The purpose of the Annual Meeting is to consider and vote upon:

1) the Election of Directors Proposal – the election of five directors to serve until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal;

2) the Ratification of Accountant Proposal – the ratification of the appointment of Olayinka Oyebola & Co. as our independent registered public accounting firm for our fiscal year ending April 30, 2024;

3) the Share Exchange Proposal – the issuance of the Exchange Shares in exchange for 50% of the issued and outstanding ordinary shares of YYEM and the other terms and conditions of the Exchange Agreement and the transactions contemplated thereby, which is part of the Acquisition transaction;

4) the Capital Increase Proposal – the approval of the Amendment to increase the authorized shares of our common stock from 300,000,000 shares to 1,000,000,000 shares;

5) the Reverse Stock Split Proposal – the approval of the Amendment to authorize the Reverse Stock Split of our common stock within a range of 1-for-10 to 1-for-100, with the Board to set the specific ratio and determine the date for the Reverse Stock Split to be effective;

6) the Separation Proposal – the approval of the separation of our “Slinger Bag” business and products and the transactions contemplated by the separation agreement related to the Acquisition;

7) the Amendment to October and December 2023 Warrants Exercise Price Proposal – the approval of the amendment to the exercise price of our certain existing warrants to $0.16 per share for purposes of complying with Nasdaq Listing Rule 5635(d);

8) the Issuance to January 2024 Investors Proposal – the approval of the issuance of shares of our common stock to certain investors party to our securities purchase agreements entered into in January 2024 for purposes of complying with Nasdaq Listing Rule 5635(d);

9) the Yonah Kalfa Share Issuance Proposal – the approval of the issuance of 942,307 shares of our common stock to Yonah Kalfa for purposes of complying with Nasdaq Listing Rule 5635(c);

10) the Director Shares Issuance Proposal – the approval of the issuance of shares of our common stock to each of our directors for their services and extraordinary contribution to the Company for purposes of complying with Nasdaq Listing Rule 5635(c);

11) the Management Shares Issuance Proposal — the approval of the issuance of shares of our common stock to certain of our officers for their services and extraordinary contribution to the Company for the purposes of complying with Nasdaq Listing Rule 5635(c);

12) the Increase in Number of Shares Reserved for Incentive Plan Proposal – the approval of the increase in the number of shares authorized for issuance under our 2020 Slinger Bag Inc. Global Share Incentive Plan;

13) the Adjournment Proposal – the adjournment of the Annual Meeting by the Chairman thereof to a later date to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Share Exchange Proposal; and

14) the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The accompanying proxy statement and our Annual Report on Form 10-K for the fiscal year ended April 30, 2023, which is part of these proxy materials, can be accessed directly at the following Internet address: http:// ://www.viewproxy.com/CNXA/2024.

Only holders of record of the Company’s common stock at the close of business on March 21, 2024, or the “Record Date,” are entitled to notice of the Annual Meeting and to vote and have their votes counted at the Annual Meeting and any adjournment or postponement of the Annual Meeting. We intend to mail these proxy materials beginning on or about May 2, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination during regular business hours for the 10 days prior to the Annual Meeting by request. You may email us at mark.radom@slingerbag.com and aosenenko@allianceadvisors.com to coordinate arrangements to view the stockholder list.

After careful consideration, the Board unanimously recommends that you vote, or instruct your broker or the agent to vote:

☐	“FOR” each of the individuals nominated for election as directors pursuant to the Election of Directors Proposal;
☐	“FOR” the Ratification of Accountant Proposal;
☐	“FOR” the Share Exchange Proposal;
☐	“FOR” the Capital Increase Proposal;
☐	“FOR” the Reverse Stock Split Proposal;
☐	“FOR” the Separation Proposal;
☐	“FOR” the Amendment to October and December 2023 Warrants Exercise Price Proposal;
☐	“FOR” the Issuance to January 2024 Investors Proposal;
☐	“FOR” the Yonah Kalfa Share Issuance Proposal;
☐	“FOR” the Director Shares Issuance Proposal;
☐	“FOR” the Management Shares Issuance Proposal;
☐	“FOR” the Increase in Number of Shares Reserved for Incentive Plan Proposal; and
☐	“FOR” the Adjournment Proposal, if presented.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) THROUGH THE INTERNET, (2) BY PHONE OR (3) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the closing of voting at the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such bank, broker or other nominee, which is considered the stockholder of record, in order to vote. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Without your instructions, your broker can vote your shares only with respect to routine matters such as the Ratification of Accountant Proposal and the Adjournment Proposal. Without your instructions, your broker or other agent cannot vote on the Election of Directors Proposal, the Share Exchange Proposal, the Capital Increase Proposal, the Reverse Stock Split Proposal, the Separation Proposal, the Amendment to October and December 2023 Warrants Exercise Price Proposal, the Issuance to January 2024 Investors Proposal, the Yonah Kalfa Share Issuance Proposal, the Director Shares Issuance Proposal, the Management Shares Issuance Proposal or the Increase in Number of Shares Reserved for Incentive Plan Proposal.

If you fail to return your proxy card, grant your proxy electronically over the Internet, submit your vote over the phone, or vote virtually at the Annual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting. If you are a stockholder of record as of the Record Date, voting virtually at the Annual Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain from the record holder a valid “legal” proxy issued in your name in order to vote virtually at the Annual Meeting.

We encourage you to read the accompanying proxy materials carefully. If you have any questions concerning the Acquisition, the Annual Meeting or the accompanying proxy materials, would like additional copies of the proxy materials or need help voting your shares of common stock, please contact our General Counsel, Mark Radom, Connexa Sports Technologies Inc., 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244, or by phone at (443) 407-7564.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors,

Connexa Sports Technologies Inc.

/s/ Mike Ballardie
Mike Ballardie
President and Chief Executive Officer

ANNEX A	Share Exchange Agreement, dated March 18, 2024 by and among Connexa Sports Technologies Inc., Mr. Hongyu Zhou, and Yuanyu Enterprise Management Co., Limited

ANNEX B	Form of Certificate of Amendment to Certificate of Incorporation

ANNEX C	Form of Separation Agreement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements regarding, among other things, Connexa’s plans, strategies and prospects, both business and financial. Although Connexa believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, Connexa cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” in this proxy statement and from time to time in Connexa’s other filings with the Securities and Exchange Commission, or the “SEC”. Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “believe”, “expect”, “anticipate”, “should”, “planned”, “will”, “may”, “intend”, “estimated”, “aim”, “on track”, “target”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “predict”, “project”, “seek”, “would”, “could”, “continue”, “ongoing”, “upside”, “increases” and “potential”, among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this proxy statement are set forth in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

●	the occurrence of any event, change or other circumstances that could give rise to the termination of the Exchange Agreement;

●	the ability to maintain the listing of our common stock on Nasdaq following the Acquisition;

●	expectations as to when the Acquisition will close;

●	changes adversely affecting the business of Connexa or YYEM before or after the Acquisition;

●	management of Connexa and YYEM’s growth following the Acquisition;

●	general economic conditions;

●	YYEM’s business strategy and plans following the Acquisition;

●	the results of future financing efforts; and

●	the other factors summarized under the section entitled “Risk Factors.”

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. All forward-looking statements included herein attributable to any of Connexa, YYEM, or any person acting on any party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, none of Connexa and YYEM have any obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

1

SUMMARY TERM SHEET

This Summary Term Sheet provides an overview of material information regarding the proposed Acquisition and may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the Exchange Agreement attached as Annex A for a more complete understanding of the Acquisition and the Exchange Agreement and related matters.

The Acquisition (page 25)

Connexa, YYEM Seller, and YYEM have entered into the Purchase Agreement and Exchange Agreement. The Purchase Agreement and Exchange Agreement provide for our acquisition of a total of 70% of the capital stock of YYEM for a combined $56 million, consisting of a cash payment of $16.5 million and the issuance to the YYEM Sellers the number of shares of our common stock equal to 82.4% of the outstanding shares of our common stock immediately prior to the closing of the Acquisition (the “Exchange Shares”). Connexa stockholders as of immediately prior to closing of the Acquisition (the “Closing”) will retain the balance of approximately 17.6% of such outstanding shares. The $16.5 million was paid in full as of April 3, 2024. As a result, the Company owns 20% of the capital stock of YYEM.

Our stockholders immediately prior to the Closing will continue to own their shares of our common stock. As a result of the Acquisition, YYEM will become a subsidiary of Connexa.

The Exchange Shares will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Regulation S under the Securities Act or an exemption from registration for transactions not involving a public offering and, as such, will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act.

Yuanyu Enterprise Management Co., Limited (page 57)

YYEM is based in Hong Kong and operates in the emerging love and marriage market sector. YYEM owns what the Company believes is proprietary intellectual property unique to this business sector, covering YYEM’s online presence and underpinning its matchmaker operations. Its AI matchmaker application is designed to integrate with existing Big Data models other larger AI models.

Management following the Acquisition (page 26)

Neither Connexa nor any of its affiliates has an ownership interest in or is otherwise affiliated with YYEM or its affiliates and, except for the Acquisition, there have been no transactions or dealings between Connexa and the other parties to the Exchange Agreement or their affiliates during the periods for which financial statements of the parties are included in this proxy statement.

At or after the Closing, the board of directors of Connexa (the “Board”) shall comprise those individuals designated by YYEM Seller, and all current members of the Board shall resign with such resignation being effective on the later of the Closing or the appointment or election of the new directors.

Stockholder’s Meeting	At the Annual Meeting to be held virtually, via live webcast on May 15, 2024, at 11:00 a.m. Eastern Time, our stockholders will be asked to approve the issuance of the Exchange Shares and other terms and conditions of the Exchange Agreement and the transactions contemplated thereby, and the related Separation Proposal, the Capital Increase Proposal, and the Reverse Stock Split Proposal. Our stockholders also will be asked to approve the Election of Directors Proposal, the Ratification of Accountant Proposal, the Increase in Number of Shares Reserved for Incentive Plan Proposal, and Issuance to January 2024 Investors Proposal, the Yonah Kalfa Share Issuance Proposal, the Director Shares Issuance Proposal, the Management Shares Issuance Proposal, and, if presented, the Adjournment Proposal.

Financial Accommodations (page 25)	Subject to certain limitations, YYEM agrees in the Exchange Agreement to provide us with a cash payment of a total of $5 million, which may be used to support our business and operations, pay transaction expenses and other liabilities.

Nasdaq Listing (page 41)	Our common stock is listed on The Nasdaq Capital Market, or Nasdaq, under the symbol “YYAI,” having undergone a symbol change from “CNXA” that took effect prior to the market opening on April 15, 2024 to better align with the business of the Company. The Closing is subject to the satisfaction of Nasdaq’s standards for initial listing of an issuer’s common stock, among other conditions referred to below.

Closing Conditions (page 41)	The Closing is subject to our stockholders’ approval of our issuance of the Exchange Shares in connection with the Acquisition, as well as other customary conditions. We currently expect that the Acquisition will be completed on or about June 15, 2024 if the Acquisition is approved.

Our Board’s Recommendations (page 8)	Our Board has unanimously approved the Exchange Agreement, the Purchase Agreement, the Acquisition and the other transactions contemplated thereby and recommends that our stockholders approve the issuance of the Exchange Shares in the Acquisition and other terms and conditions of the Exchange Agreement and the transactions contemplated thereby and the Amendment.

Valuation Report of Ravia Global Appraisal Advisory Limited (page 30)	Ravia Global Appraisal Advisory Limited has provided a valuation report of YYEM, dated March 14, 2024, to our Board.

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE ANNUAL MEETING

The following are answers to some questions that Connexa stockholders may have regarding the Share Exchange Proposal, the Capital Increase Proposal, and the Reverse Stock Split Proposal and the other matters being considered at Connexa’s Annual Meeting of Stockholders, which is referred to herein as the “Annual Meeting.” We urge you to carefully read the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Acquisition and the other matters being considered at the Annual Meeting. Additional important information is also contained in the Annexes to this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	The Board is soliciting your proxy to vote at the Annual Meeting because you owned shares of Connexa common stock at the close of business on March 21, 2024 (the “Record Date”) for the Annual Meeting and are therefore entitled to vote at the Annual Meeting. This proxy statement summarizes the information that you need to know in order to cast your vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of Connexa common stock.

Under rules adopted by the SEC, we have mailed the full set of our proxy materials, including this proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended April 30, 2023, to our stockholders of record as of the Record Date, beginning on or around May 2, 2024. The proxy materials are also available to view and download at http://www.viewproxy.com/CNXA/2024.

Q:	When and how will the Annual Meeting be held?

The Annual Meeting will be held virtually at 11:00 a.m. Eastern Time on May 15, 2024. In order to attend the meeting, you must register at http://www.viewproxy.com/CNXA/2024 by 11:59 p.m. Eastern Time on May 14, 2024. You will not be able to attend the Annual Meeting in person.

Q:	How do I attend and participate in the Annual Meeting online?
A:

The Annual Meeting will be a completely virtual meeting of stockholders and will be webcast live over the Internet. Any stockholder can attend the virtual meeting live by registering at http:// www.viewproxy.com/CNXA/2024. The webcast will start at 11:00 a.m. Eastern Time. Stockholders as of the Record Date may vote and submit questions while attending the Annual Meeting online. You will not be able to attend the Annual Meeting in person. Stockholders attending the Annual Meeting online will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

To enter the Annual Meeting, you will need the control number, which is included in your proxy materials if you are a stockholder of record of shares of our common stock or included with your voting instructions and materials received from your broker, bank or other agent if you hold your shares of common stock in a “street name.” Instructions on how to attend and participate are available at http://www.viewproxy.com/CNXA/2024. We recommend that you log in a few minutes before 11:00 a.m. Eastern Time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question during the Annual Meeting, you may log in to the virtual meeting using your control number, type your question into the “Ask a Question” field, and click “Submit.”

3

Q:	What happens if there are technical difficulties during the Annual Meeting?
A:

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please refer to the technical support information located at http://www.viewproxy.com/CNXA/2024.

If we experience technical difficulties at the Annual Meeting and are not able to resolve them within a reasonable amount of time, we will adjourn the Annual Meeting to a later date and will provide notice of the date and time of such adjourned meeting at http://www.viewproxy.com/CNXA/2024 and in a Current Report on Form 8-K that we will file with the SEC.

Q:	Will a list of record stockholders as of the Record Date be available?
A:	For the 10 days prior to the Annual Meeting, the list of stockholders of record on the Record Date will be available for examination by any stockholder of record for a legally valid purpose by request. You can contact Mark Radom, at (443) 407-7564 or at mark.radom@slingerbag.com to coordinate arrangements to view the stockholder list.

Q:	On what matters will I be voting?

A:

Connexa, YYEM Seller, and YYEM have entered into (i) the Purchase Agreement, pursuant to which the Company has purchased, and the Seller has sold, 2,000 ordinary shares of YYEM, representing 20% of the issued and outstanding ordinary shares of YYEM, for the purchase price of $16,500,000, payable in cash, and (ii) the Exchange Agreement pursuant to which Connexa has agreed to purchase 50% the capital stock of YYEM in exchange for our issuance to the YYEM Sellers the Exchange Shares, which we refer to, collectively, as the Acquisition. A copy of the Exchange Agreement is attached to this proxy statement as Annex A, and we encourage you to read it in its entirety.

Connexa’s stockholders are being asked to consider and vote upon proposals relating to the Acquisition; specifically, to adopt and approve the Share Exchange Proposal, the Capital Increase Proposal, the Reverse Stock Split Proposal, and the Separation Proposal, which, among other things, provide for: (a) issuing the Exchange Shares; (b) increasing the authorized shares of our common stock from 300,000,000 to 1,000,000,000 shares; (c) authorizing the Reverse Stock Split of our common stock within a range of 1-for-10 to 1-for-100; and (d) approving the Separation of the Legacy Business (as defined below).

Connexa’s stockholders are also being asked to approve the Election of Directors Proposal, the Ratification of Accountant Proposal, the Amendment to October and December 2023 Warrants Exercise Price Proposal, the Issuance to January 2024 Investors Proposal, the Yonah Kalfa Share Issuance Proposal, the Director Shares Issuance Proposal, the Management Shares Issuance Proposal, and the Increase in Number of Shares Reserved for Incentive Plan Proposal.

Connexa’s stockholders may also be asked to consider and vote upon the Adjournment Proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Share Exchange Proposal.

Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement and the Annexes attached hereto. If Connexa stockholders fail to adopt and approve the Share Exchange Proposal, the Acquisition cannot be completed.

4

Q:	Why is Connexa proposing the Election of Directors?

A:	The term of our directors ends at the Annual Meeting. Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, the nominations of Mike Ballardie, Yonah Kalfa, Kirk Taylor, Stephen Crummey, and Rodney Rapson for re-election as directors. If elected, Messrs. Ballardie, Kalfa, Taylor, Crummey, and Rapson will serve as directors until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal.

Q:	Why is Connexa proposing the Ratification of Accountant?

A:	The Ratification of Accountant Proposal is to afford our stockholders an opportunity weigh in on our appointment of Olayinka Oyebola & Co. as our independent registered public accounting firm in connection with the preparation of our audited financial statements for the year ending April 30, 2024 and other financial disclosures.

Q:	Why is Connexa proposing the Acquisition?

A:	Based on a lengthy and extensive evaluation of possible acquisition transactions, and due diligence investigation of YYEM and the industry in which it operates, including the financial and other information provided by YYEM, our Board believes that the Acquisition will provide Connexa stockholders with an opportunity to participate in the future growth potential of YYEM.

Q:	Who will be the directors of the Company following the Acquisition?

A:	At or after the Closing, the Board shall comprise those individuals designated by YYEM Seller, and all current members of the Board shall resign with such resignation being effective on the later of the Closing or the appointment or election of the new directors.

Q:	Who will be the executive officers of the Company immediately following the Acquisition?

A:	Immediately following the Acquisition, the executive management team is expected to be as follows:

Name	Position
Thomas Tarala	Chief Executive Officer
Guibao Ji	Chief Financial Officer

5

Q:	Will the Company continue business and operations after the Acquisition?

A:

Yes, the Company will continue business and operations after the Acquisition as YYEM will become a subsidiary of Connexa. YYEM owns what the Company believes is proprietary intellectual property unique to this business sector, covering YYEM’s online presence and underpinning its matchmaker operations. Its recently developed AI matchmaker application is designed to integrate with existing Big Data models and other larger AI models. Additionally, YYEM possesses six technologies related to the metaverse and nine AI matchmaking patents, which together enable access to both Augmented Reality (AR) and eXtended Reality (XR). A licensee partner of YYEM that is located in China operates 200 retail stores across 40 cities. One-time subscriber matchmaker fees, reaching up to $1,500, provide the subscriber with a bespoke matchmaking service delivered through face-to-face interactions across Hand-in-Hand branded offline stores.

However, after consummation of the Acquisition, pursuant to a separation agreement (the “Separation Agreement”) to be entered into per the Exchange Agreement, Connexa will sell, transfer and assign all of its existing business (the “Legacy Business”) to a purchaser controlled by two of the Company’s current directors, Mike Ballardie and Yonah Kalfa, pursuant to terms and conditions detailed in the form of Separation Agreement attached to this proxy statement as Annex C. After such sale, transfer, assignment or divestiture, Common Stock of Connexa will represent equity interests solely in the business of YYEM and not any equity interest in the Legacy Business.

Q:	What material factors did the Board consider in approving the Acquisition?

A:

In approving the Acquisition, the Board considered a number of positive and negative factors described in the “Reasons for the Acquisition” section beginning on page 28 of this proxy statement, and overall believes that the positive factors outweigh any negative factors.

Please also read with particular care the detailed description of the risks described in the “Risk Factors” section beginning on page 12 of this proxy statement.

Q:	Why is Connexa proposing the Capital Increase?

A:	The Board is submitting the Capital Increase Proposal for our stockholders’ approval for future capital raising, incentivizing directors, officers and employees, possible strategic acquisitions and other corporate transactions, whether or not the Acquisition is completed.

Q:	Why is Connexa proposing the Reverse Stock Split?

A:	The Board is submitting the Reverse Stock Split Proposal for our stockholders’ approval to fulfill a closing condition of the Acquisition, which is to re-qualify for initial listing under the Nasdaq initial listing rules due to the change of control of our Company. The qualification includes having a bid price of the shares of our common stock at the time of listing of at least $4.00. Completion of the Reverse Stock Split is also part of our plan to comply with Nasdaq’s bid price requirement.

Q:	Why is Connexa proposing the Separation?

A:	The Board is submitting the Separation Proposal for our stockholders’ approval to facilitate the Acquisition and to fulfill one of the closing conditions of the Share Exchange.

Q:	Why is Connexa proposing the Amendment to October and December 2023 Warrants Exercise Price Proposal?

A:	The Board is submitting the Amendment to October and December 2023 Warrants Exercise Price Proposal for our stockholders’ approval to fulfill the obligations under the Waiver, Amendment, and Modification Agreement (as defined in Proposal 7). These warrants are currently held by Morgan Capital LLC. If the stockholder approval is not obtained at the Annual Meeting, then the Company will be required to call another meeting of stockholders every 60 days thereafter to seek the stockholder approval until the date stockholder approval is obtained.

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Q:	Why is Connexa proposing the Issuance to January 2024 Investors Proposal?

A:	The Board is submitting the January 2024 Investors Proposal for our stockholders’ approval to fulfill the obligations under the securities purchase agreements entered into in January 2024.

Q:	Why is Connexa proposing the Yonah Kalfa Share Issuance Proposal?

A:

The Board is submitting the Yonah Kalfa Share Issuance Proposal for our stockholders’ approval to repay, via an issuance of shares of Common Stock, the compensation the Company owed to Mr. Kalfa in the amount of $1.137 million for his services and extraordinary contribution to the Company.

Q:	Why is Connexa proposing the Director Shares Issuance Proposal?

A:	The Board is submitting the Director Shares Issuance Proposal for our stockholders’ approval to compensate the members of the Board for their services and extraordinary contributions to the Company.

Q:	Why is Connexa proposing the Management Shares Issuance Proposal?
A:

The Board is submitting the Management Shares Issuance Proposal for our stockholders’ approval to compensate certain members of management for their services and extraordinary contributions to the Company.

Q:	Why is Connexa proposing the Increase in Number of Shares Reserved for Incentive Plan Proposal?

A:	The Board is submitting the Increase in Number of Shares Reserved for Incentive Plan Proposal for our stockholders’ approval to allow us to compensate our employees, consultants and non-employee directors whose contributions are important to our success and enable us to maintain our competitive position regarding recruiting and retaining highly skilled and engaged personnel.

Q:	What common stock will current Connexa stockholders and the YYEM Seller hold in the Company after the Acquisition?

A:

Upon the closing of the Acquisition, current holders of Connexa’s Common Stock will continue to hold Connexa’s Common Stock, but will have no equity or other ownership interest in its current business, as after the Acquisition Connexa will sell, transfer and assign its existing business to a newly formed entity. Connexa shareholders will therefore after such sale, transfer and assignment have a continuing equity interest only in the business of YYEM. The YYEM Seller will be issued Exchange Shares equal to 82.4% of our issued and outstanding shares of common stock immediately prior to the closing.

Q:	Will there be any controlling stockholder after the closing of the Acquisition?

A:	Yes. The consummation of the transactions contemplated in the Exchange Agreement and Purchase Agreement will result in a change in control of the Company as the shareholders of YYEM will become the owners of 82.4% of the issued and outstanding shares of common stock of the Company.

Q:	What conditions must be satisfied to complete the Acquisition?

A:	The Exchange Agreement sets forth a number of conditions to the completion of the Acquisition, including the approval of the Share Exchange Proposal at the Annual Meeting, satisfaction of Nasdaq’s initial listing standards and other customary closing conditions. For a summary of the conditions that must be satisfied or waived prior to completion of the Acquisition, see the section entitled “The Exchange Agreement” beginning on page 38 of this proxy statement.

Q:	Will the Exchange Shares be subject to any transfer restrictions?

A:	Yes. The Exchange Shares will be issued without registration under the Securities Act, in reliance upon an exemption from registration for transactions not involving a public offering and, as such, will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act. Under Rule 144, the Exchange Shares generally may not be offered or sold publicly unless the Exchange Shares have been held for at least six months and subject to other conditions.

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Q:	When is the Acquisition expected to be completed?

A:	If approved at the Annual Meeting, it is currently anticipated that the Acquisition will be completed on or about June 15, 2024, provided that the conditions to the completion of the Acquisition have been satisfied or waived.

Q:	What will happen to Connexa if, for any reason, the Acquisition is not completed?

A:	If the Share Exchange Proposal is not approved at the Annual Meeting or the Acquisition is not completed for any reason, it is likely that our common stock would be delisted from Nasdaq, with all the attendant risks described in the “Risks Related to the Acquisition” section of this proxy statement.

Q:	What happens if I sell my shares after the Record Date, but before the Annual Meeting?

A:	If you sell or transfer your shares of Common Stock of the Company after the Record Date but before the Annual Meeting, you will retain your right to vote at the Annual Meeting but will transfer ownership of the shares and will not hold an interest in YYEM if the Acquisition is completed.

Q:	Are there risks associated with the Acquisition that I should consider in deciding how to vote?

A:	Yes. There are a number of risks related to the Acquisition and other transactions contemplated by the Exchange Agreement that are discussed in this proxy statement. Please read with particular care the detailed description of the risks described in “Risk Factors” beginning on page 12 of this proxy statement.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that Connexa stockholders vote, or instruct their broker or other agent to vote:

“FOR” each of the individuals nominated for election as directors pursuant to the Election of Directors Proposal;

“FOR” the Ratification of Accountant Proposal;

“FOR” the Share Exchange Proposal;

“FOR” the Capital Increase Proposal;

“FOR” the Reverse Stock Split Proposal;

“FOR” the Separation Proposal;

“FOR” the Amendment to October and December 2023 Warrants Exercise Price Proposal;

“FOR” the Issuance to January 2024 Investors Proposal;

“FOR” the Yonah Kalfa Share Issuance Proposal;

“FOR” the Director Shares Issuance Proposal;

“FOR” the Management Shares Issuance Proposal;

“FOR” the Increase in Number of Shares Reserved for Incentive Plan Proposal; and

“FOR” the Adjournment Proposal, if presented.

You should read the discussion in the “Background of the Acquisition” section beginning on page 29 and the discussion of each of the proposals for a discussion of the factors that the Board considered in deciding to recommend the approval of the Share Exchange Proposal and related proposals.

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Q:	How do I vote?

A:	After you have carefully read this proxy statement and have decided how you wish to vote your shares of Connexa common stock, please vote promptly.

Stockholders of Record and Voting

If your shares of Connexa common stock are registered directly in your name with Connexa’s transfer agent, Worldwide Stock Transfer, LLC, you are the stockholder of record of those shares and these proxy materials have been mailed or e-mailed to you by the Company. You may vote your shares by Internet, telephone or by mail as further described below. Your vote authorizes Mike Ballardie, the President and Chief Executive Officer of the Company, as your proxy, with the power to appoint his substitute, to represent and vote your shares as you direct.

●	To vote online during the Annual Meeting, follow the provided instructions to join the meeting at http://www.viewproxy.com/CNXA/2024, starting at 11:00 a.m. Eastern Time on May 15, 2024. The webcast will open 15 minutes before the start of the Annual Meeting.

●	To vote in advance of the Annual Meeting through the Internet, go to http://www.viewproxy.com/CNXA/2024 to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice or the printed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on May 14, 2024 to be counted.

●	To vote in advance of the Annual Meeting by telephone, dial 866-402-3905 and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice or the printed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on May 14, 2024 to be counted.

●

To vote using the enclosed proxy card, complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. If you return your signed proxy card to us before the Annual Meeting, the proxy will vote your shares as you direct. If no directions are given, the proxy will vote your shares in accordance with our Board’s recommendations.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the meeting, please contact our proxy advisor:

Alliance Advisors

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

1-833-970-2874 (Toll free in United States)

CNXA@AllianceAdvisors.com

Beneficial Owners

If your shares of Connexa common stock are held in a stock brokerage account, by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker or nominee that is considered the holder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote your shares via the Internet or by telephone if the bank, broker, trustee or nominee offers these options. You can also sign and return a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. Please note that you may not vote shares held in street name by returning a proxy card directly to Connexa or by voting at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Furthermore, brokers, banks and nominees who hold shares of Connexa common stock on your behalf may not give a proxy to Connexa to vote those shares without specific instructions from you.

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For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question below entitled “If I am a beneficial owner of shares of Connexa common stock, what happens if I don’t provide voting instructions? What is discretionary voting? What is a broker non-vote?”

Q:	How many shares must be present to hold the Annual Meeting?

A:	The presence in person or by proxy of at least one-third of the outstanding shares of Connexa common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The inspector of election will determine whether a quorum is present. If you are a beneficial owner (as defined above) of shares of the Company’s common stock and you do not instruct your bank, broker or other nominee how to vote your shares on any of the proposals, your shares will nonetheless be counted as present at the Annual Meeting for purposes of determining whether a quorum exists. Stockholders of record who are present at the Annual Meeting in person or by proxy will be counted as present at the Annual Meeting for purposes of determining whether a quorum exists even if such stockholders abstain from voting.

Q:	How many votes do I and others have?

A:	You are entitled to one vote for each share of Connexa common stock that you held as of the Record Date. As of the close of business on the Record Date, there were 34,807,734 shares of Connexa common stock outstanding.

Q:	What vote is required to approve each proposal?

A:	The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required to approve each of the proposals except for the Election of Directors Proposal. Each of the five nominees for election as directors receiving a plurality of the votes cast will be elected as directors. If presented, the Adjournment Proposal will be approved, whether or not a quorum is present at the Annual Meeting, if the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote is received for the Adjournment Proposal.

Q:	How will our directors and executive officers vote on the Share Exchange Proposal and the Amendment?

A:	As of the Record Date, the directors and executive officers of Connexa as a group owned and were entitled to vote approximately 4,482,341 shares of our common stock, representing approximately 12.87% of the outstanding shares. Connexa expects that each of its directors and executive officers will vote their shares in accordance with the recommendations of the Board.

Q:	What will happen if I fail to vote, or I abstain from voting?

A:	Your failure to vote or your abstention from voting will not have any effect on the outcome of the vote on any of the proposals.

Q:	If I am a beneficial owner of shares of Connexa common stock, what happens if I don’t provide voting instructions? What is discretionary voting? What is a broker non-vote?

A:	If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. Even though Connexa’s common stock is listed on Nasdaq, the rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner.

We are advised that the Ratification of Accountant Proposal and the Adjournment Proposal are discretionary proposals; however, each of the other proposals to be presented at the Annual Meeting is a non-discretionary proposal. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares may not be voted with respect to any of the proposals other than the Ratification of Accountant and the Adjournment Proposal, if presented. Broker non-votes will have no effect on the outcome of the vote on any of the other proposals.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on one or more of the proposals, the Connexa common stock represented by your proxy will be voted in favor of each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Annual Meeting and cannot be voted.

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Q:	Can I change my vote after I have returned a proxy or voting instruction card?

A:	Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation;

●	if you are a holder of record, you can attend the Annual Meeting and vote at the Annual Meeting, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

●	if your shares of Connexa common stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

If you choose either of the first two methods, you must submit your written notice of revocation or your new proxy to the Secretary of Connexa, as specified below under “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?” no later than the beginning of the Annual Meeting. If your shares are held in street name by your broker, bank or nominee, you should contact them to change your vote.

Q:	Do I need identification to attend the Annual Meeting?

A:	Yes. You will be asked to provide the company number and control number from the printed proxy card.

Q:	Are Connexa stockholders entitled to dissenters’ or appraisal rights?

A:	No. Connexa stockholders do not have dissenters’ or appraisal rights in connection with any of the proposals under the Delaware General Corporation Law (the “DGCL”) and will not be afforded any such rights.

Q:	What do I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement, proxy cards and/or voting instruction forms. This can occur if you hold your shares of common stock in more than one brokerage account, if you hold shares directly as a record holder and also in street name, or otherwise through a nominee. Other circumstances may apply. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares of common stock are voted.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:	Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary voting results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What proxy materials are available on the Internet?

A:	This proxy statement is available at http://www.viewproxy.com/CNXA/2024.
Q:	Whom may I call with questions about the Annual Meeting, the Acquisition, or the other proposals?

A:	Connexa stockholders should contact Mark Radom, Connexa Sports Technologies Inc., 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244, or by telephone at (443) 407-7564 with any questions regarding the Annual Meeting or any of the proposals to be presented at the Annual Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:

Stockholders may present proper proposals or nominate a director candidate for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals or nominations in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2025 annual meeting of stockholders, if our meeting is held within 30 days of May 15, 2025, our Corporate Secretary must receive the written proposal at our principal executive offices not later than March 16, 2025, which is not less than 60 days prior to the first anniversary of the mailing date of this proxy statement. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals and nominations should be addressed to:

Connexa Sports Technologies Inc.

Attention: Corporate Secretary

2709 North Rolling Road, Suite 138

Windsor Mill, Maryland 21244

The proposal or nomination must also contain the information required by our amended and restated bylaws. For the 2025 annual meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which, if our meeting is held within 30 days of May 15, 2025, must be received no later than March 16, 2025 (60 calendar days prior to May 15, 2025 (the anniversary of the Annual Meeting)).

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RISK FACTORS

Post-Acquisition, Yuanyu Enterprise Management Co., Limited will be faced with a market environment that cannot be predicted and that involves significant risks, many of which will be beyond its control. In addition to the other information contained in this proxy statement, you should carefully consider the material risks described below before deciding how to vote your shares of Connexa common stock. You should also read and consider the risks associated with the business of Connexa because these risks may also affect YYEM after closing of the Acquisition. These risks are contained in this proxy statement and can be found in Connexa’s Annual Report on Form 10-K for the year ended April 30, 2023 and most recent Quarterly Reports on Form 10-Q. If any of the following risks and uncertainties develops into actual events, these events could have a material adverse effect on Connexa or the businesses, financial conditions or results of operations of YYEM, or ownership of Connexa securities following the Acquisition. You should also read and consider the other information in this proxy statement. Please see the section titled “Where You Can Find More Information” on page 93 of this proxy statement. In addition, past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods.

Risks Related to the Acquisition

The market price of our Common Stock will continue to fluctuate after the Acquisition.

Following completion of the Acquisition, the market price of our Common Stock will continue to fluctuate, potentially significantly, as a result of a variety of factors, including, among others, general market and economic conditions, changes in Connexa’s or YYEM’s respective businesses, operations and prospects, interest rates, general market, industry and economic conditions and other factors generally affecting the stock prices, federal, state and local legislation, governmental regulation and legal developments in the industry segments in which Connexa will operate. Connexa’s market capitalization and trading volume may contribute to greater volatility. In addition, any significant price or volume fluctuations in the stock market generally could have a material adverse effect on the market for, or liquidity of, the Connexa Common Stock, regardless of the post-Acquisition actual operating performance.

Failure to complete the Acquisition, which includes the Share Exchange, could negatively impact Connexa’s stock price and we may not be able to avoid dissolution.

If the Share Exchange Proposal is not approved at the Annual Meeting, or the Acquisition is not completed for any reason, it is likely that our Common Stock would be delisted from Nasdaq, with all the attendant risks described below in this section. Furthermore, if the Acquisition is not completed, the price of our Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of our Common Stock would reach the price implied in the Acquisition or at which it traded as of the date we announced the Purchase Agreement and the Exchange Agreement or the date of this proxy statement. Accordingly, if the Acquisition is not completed, there can be no assurance as to the effect on the future value of your shares of our Common Stock.

After the Acquisition, Connexa stockholders will have a significantly lower ownership and voting interest in Connexa post-Acquisition than they currently have in Connexa and will exercise less influence over management and policies of Connexa post-Acquisition.

Based on the number of shares of YYEM and Connexa Common Stock outstanding as of the close of business on March 18, 2024, the date of the Exchange Agreement and Purchase Agreement, upon completion of the Acquisition, Connexa stockholders are expected to own approximately 17.6% of the outstanding shares of Connexa Common Stock and the YYEM shareholder immediately following the Acquisition is expected to own approximately 82.4% of the outstanding shares of Connexa Common Stock. Consequently, former Connexa stockholders will have less influence over the management and policies of Connexa post-Acquisition than they currently have over the management and policies. Additionally, the stockholders of Connexa may not realize a benefit from the Acquisition commensurate with the ownership dilution they will experience in connection with the Acquisition.

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Obtaining required approvals and satisfying closing conditions may prevent or delay completion of the Acquisition.

The Acquisition is subject to a number of conditions to Closing as specified in the Exchange Agreement. No assurance can be given that the required stockholder, governmental and regulatory consents and approvals will be obtained or that the required conditions to Closing will be satisfied. Additionally, if all required consents and approvals are obtained and the required conditions are satisfied, no assurance can be given as to the terms, conditions and timing of such consents and approvals. Any delay in completing the Acquisition could cause Connexa not to realize, or to be delayed in realizing, some or all of the benefits that Connexa and YYEM expect to achieve if the Acquisition is successfully completed within its expected time frame.

Except in specified circumstances, if the Closing has not occurred by the Termination Date, either Connexa or YYEM Seller may choose not to proceed with the transaction.

Either Connexa or YYEM Seller may terminate the Exchange Agreement if the Acquisition has not been consummated by the date that is 180 days from the date of the Exchange Agreement, the Termination Date. However, this right to terminate the Exchange Agreement will not be available to Connexa or YYEM Seller if such party has materially breached any of its representations, warranties, covenants or agreements under the Exchange Agreement and such breach has been a contributing factor that resulted in the failure of the Acquisition to be consummated by the Termination Date.

Failure to attract, motivate and retain executives and other key employees could diminish the anticipated benefits of the Acquisition.

The success of the Acquisition will depend in part on Connexa’s ability post-Acquisition to retain the talents and dedication of key professionals currently employed by Connexa or YYEM. It is possible that these employees may decide not to remain with Connexa or YYEM, as applicable, while the Acquisition is pending, or with Connexa post-Acquisition. If key employees terminate their employment, or if an insufficient number of employees are retained to maintain effective operations, Connexa’s business activities post-Acquisition may be adversely affected and management’s attention may be directed to hiring suitable replacements, all of which may cause Connexa’s business to suffer. In addition, Connexa or YYEM may not be able to locate suitable replacements for any key employees that leave either company or offer employment to potential replacements on reasonable terms. No assurance can be given that post-Acquisition, Connexa will be able to attract or retain key employees of Connexa and YYEM to the same extent that those companies have been able to attract or retain their own employees in the past.

Whether or not the Acquisition is completed, the announcement and pendency of the Acquisition could cause disruptions in the business of Connexa, which could have an adverse effect on its business and financial results.

Regardless of whether the Acquisition is completed, the announcement and pendency of the Acquisition could cause disruptions in the business of Connexa, including by diverting the attention of Connexa’s management toward the completion of the Acquisition. In addition, Connexa has diverted significant management resources in an effort to complete the Acquisition and is subject to restrictions contained in the Exchange Agreement on the conduct of its business. If the Acquisition is not completed, Connexa will have incurred significant costs, including the diversion of management resources, for which it will have received little or no benefit.

A market for our Common Stock may not continue, which would adversely affect the liquidity and price of our Common Stock.

Following the Acquisition and in light of our proposed Reverse Stock Split, the market price of our Common Stock may fluctuate significantly due to the market’s reaction to the Acquisition and general market and economic conditions. An active trading market for our Common Stock following the Acquisition may never develop or, if developed, it may not be sustained. In addition, the market price of our Common Stock after the Acquisition may vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our Common Stock becomes delisted from Nasdaq for any reason and is relegated to the OTC Bulletin Board (an inter-dealer automated quotation system for equity securities that is not a national securities exchange), the liquidity and price of our Common Stock will be more limited than if we were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your shares of Common Stock unless a market for our Common Stock can be established or sustained.

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Although we expect that our Common Stock will remain listed on Nasdaq after the Acquisition, there can be no assurance that we will be able to comply with the continued listing standards of Nasdaq.

To continue listing our Common Stock on Nasdaq subsequent to the Closing, we will be required to demonstrate compliance with Nasdaq’s continued listing standards prior to the Closing and Nasdaq’s initial listing standards at the Closing (due to the change of control of our Company). We cannot assure you that we will be able to meet Nasdaq’s continued listing standards, and we can provide no assurance that we will be able to satisfy the initial listing requirements.

If, before or after the Acquisition, Nasdaq delists our Common Stock due to our failure to meet its continued listing standards, or for failure to re-qualify under Nasdaq’s initial listing standards upon Closing, we and our stockholders could face significant material adverse consequences including:

●	a limited availability of market quotations for our securities;

●	a determination that our Common Stock is a “penny stock,” which will require brokers trading in our shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our shares;

●	a limited amount of analyst coverage and more limited universe of potential investors in our securities; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

If the Acquisition’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.

If the benefits of the Acquisition do not meet the expectations of investors or securities analysts, the market price of our Common Stock prior to the completion of the Acquisition may decline. The market values of our securities at the time of the Acquisition may vary significantly from their prices on the date the Purchase Agreement and Exchange Agreement were executed, the date of this proxy statement, or the date on which our stockholders vote on the Share Exchange Proposal.

In addition, following the Acquisition, fluctuations in the price of our Common Stock could contribute to the loss of all or part of your investment. Prior to the Acquisition, there has been no public market for YYEM’s securities. Accordingly, the valuation ascribed to YYEM and our common stock in the Acquisition may not be indicative of the price that will prevail in the trading market following the Acquisition. If an active market for our common stock develops and continues, the trading price of our common stock following the Acquisition could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our Common Stock, and our Common Stock may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our Common Stock may not recover and may experience a further decline.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and Nasdaq in particular, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to the Company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

YYEM may not realize anticipated growth opportunities.

YYEM expects that it will realize growth opportunities and other financial and operating benefits as a result of the Acquisition. YYEM cannot predict with certainty if or when these growth opportunities and benefits will occur, or the extent to which they actually will be achieved. For example, the benefits from the Acquisition may be offset by costs incurred in connection with the Acquisition, or as a result of being part of a public company. See “Risks Related to YYEM’s Business and Industry” for a fuller discussion of the risks relating to YYEM following the Acquisition.

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The Company and YYEM will incur significant transaction-related costs in connection with the Acquisition.

The Company and YYEM expect to incur significant nonrecurring costs associated with the Acquisition before, at, and after Closing. The Company and YYEM will also incur transaction fees and costs related to formulating and implementing post-Acquisition plans, including increased employment-related costs.

Risks Relating to Connexa Post-Acquisition

Connexa may be exposed to increased litigation, which could have an adverse effect on its business and operations post-Acquisition.

Connexa may be exposed to increased litigation from stockholders, customers, suppliers, distributors, consumers and other third parties following the Acquisition. Such litigation may have an adverse impact on Connexa’s business and results of operations or may cause disruptions to Connexa’s operations.

After the Acquisition, holders of Connexa’s Common Stock will have no equity or other ownership interest in its current business, as after the Acquisition Connexa will sell, transfer and assign its existing business to a newly formed entity. Investors will therefore after such sale, transfer and assignment have a continuing equity interest only in the business of YYEM.

Pursuant to a Separation Agreement to be entered into per the Exchange Agreement, after consummation of the Acquisition, Connexa will sell, transfer and assign all its existing business to a newly formed entity to be owned by Yonah Kalfa and Mike Ballardie. After such sale, transfer, assignment or divestiture, Common Stock of Connexa will represent equity interests solely in the business of YYEM and not any equity interest in the current business of Connexa.

The separation of the Legacy Business is dependent on the Acquisition and will not result in monetization, and holders of Common Stock of Connexa will not receive any consideration in connection with the separation of Legacy Business.

Upon consummation of the Acquisition, pursuant to the Separation Agreement, Connexa will sell, transfer, assign, or otherwise divest itself of the Legacy Business to a purchaser controlled by two of the Company’s current directors, Mike Ballardie and Yonah Kalfa. The separation of the Legacy Business will not involve a monetization transaction, and the consummation of such sale, transfer, assignment or other divesture may be completed at a discount to the fair market value or on terms less favorable to Connexa and its stockholders than might otherwise have been obtainable under other circumstances. In connection with the separation of the Legacy Business, holders of the Common Stock of Connexa will not receive any consideration related to the Legacy Business.

On a pro forma basis, as of April 17, 2024, the Legacy Business’ assets were approximately $5.2 million (which represents the assets of the Company as of January 31, 2024, minus, on a pro forma basis, the $16.5 million used for the purchase of 20% ownership of YYEM in April 2024), and the liabilities of the Legacy Business were $17.7 million (which represents the liabilities of the Company as of January 31, 2024, minus, on a pro forma basis, approximately $7 million of liabilities converted into equity from February 1 to April 17).

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Declaration, payment and amounts of dividends, if any, to stockholders of Connexa post-Acquisition will be uncertain.

Connexa has not historically paid cash dividends on its capital stock. Whether any dividends are declared or paid to stockholders of Connexa post-Acquisition, and the amounts of any such dividends that are declared or paid, are uncertain and depend on a number of factors. The Connexa Board post-Acquisition will have the discretion to determine the dividend policy of Connexa, including the amount and timing of dividends, if any, that Connexa may declare from time to time, which may be impacted by any of the following factors:

●	Connexa may not have enough cash to pay such dividends or to repurchase shares due to its cash requirements, capital spending plans, cash flow or financial position;

●	decisions on whether, when and in which amounts to make any future distributions will remain at all times entirely at the discretion of the Connexa Board post-Acquisition, which could change its dividend practices at any time and for any reason;

●	the amount of dividends that Connexa may distribute to its stockholders is subject to restrictions under Canadian law and is limited by restricted payment and leverage covenants in Connexa’s credit facilities and, potentially, the terms of any future indebtedness that Connexa may incur; and

●	certain limitations on the amount of dividends subsidiaries of Connexa can distribute to Connexa, as imposed by law, regulators or agreements.

Stockholders should be aware that they have no contractual or other legal right to dividends that have not been declared.

Holders of Connexa’s Common Stock may be diluted by the future issuance of additional Common Stock, preferred stock or securities convertible into shares of Common Stock or preferred stock in connection with incentive plans, acquisitions or otherwise; future sales of such shares in the public market or the expectation that such sales may occur may decrease the market price of Connexa’s Common Stock.

Connexa post-Acquisition could issue a significant number of shares of Common Stock in the future, for example in connection with investments or acquisitions. Connexa plans to increase the number of shares of Common Stock reserved for the 2020 Plan which will provide additional shares of Common Stock for the issuance, pursuant to the terms and subject to the conditions set forth in the 2020 Plan, of long-term incentive compensation which may take the form of options, restricted stock units or other securities. Any of these issuances could dilute Connexa existing stockholders, and such dilution could be significant. Moreover, such dilution could have a material adverse effect on the market price for the shares of Connexa’s Common Stock. Any issuance of shares of preferred stock with voting rights may adversely affect the voting power of the holders of shares of Connexa’s Common Stock, either by diluting the voting power of Connexa’s Common Stock if the preferred stock votes together with the Common Stock as a single class, or by giving the holders of any such preferred stock the right to block an action on which they have a separate class vote, even if the action were approved by the holders of Connexa’s shares of Common Stock. The future issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for Connexa’s Common Stock by making an investment in the Common Stock less attractive. For example, investors in the Common Stock may not wish to purchase Common Stock at a price above the conversion price of a series of convertible preferred stock because the holders of the preferred stock would effectively be entitled to purchase Common Stock at the lower conversion price, causing economic dilution to the holders of Common Stock. As of January 31, 2024, Connexa had no shares of preferred stock authorized, issued or outstanding.

Risks Related to YYEM’s Business and Industry

References in this section to “we,” “us,” “our,” “YYEM” and the “company” refer to YYEM and its subsidiaries.

If we fail to add users, our revenue, financial results, and business may be significantly harmed.

Our financial performance will be significantly determined by our success in adding and retaining users of our services. The size of our user base is impacted by a number of factors, including competing products and services and global and regional business, macroeconomic, and geopolitical conditions.

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If people do not perceive our services to be useful, we may not be able to attract or retain users. With each new generation of users, expectations of our services change and user behaviors and priorities shift. As a result, we may need to further leverage our existing capabilities or advances in technologies such as artificial intelligence (“AI”) and those relating to the metaverse, or adopt new technologies, to improve our existing services or introduce new services in order to better satisfy existing users and to expand our penetration of what continues to be a large available new-user market. However, there can be no assurance that further implementation of technologies such as AI and those relating to the metaverse will enhance our services or be beneficial to our business, and the introduction of new features or services to our existing services may have unintended consequences for our ecosystem, which could lead to fluctuations in the size of our user base.

If we are unable to maintain or increase the size of our user base (or if our licensees are unable to do so), our revenue and other financial results may be adversely affected. Furthermore, as the size of our user base fluctuates in one or more markets from time to time, we may become increasingly dependent on our ability to maintain or increase levels of monetization in order to grow our revenue. Any significant decrease in user retention or growth could render our services less attractive to users, which would likely have a material and adverse impact on our business, financial condition, and results of operations.

We are dependent on third parties for a significant portion of our revenue through intellectual property licensing agreements, and we may not realize the expected benefits of such arrangements.

We have in the past entered into, and may continue to enter into, licensing arrangements with third parties that we believe will commercialize our intellectual property and bolster our revenue. See “The Acquisition — Valuation Report of Ravia Global Appraisal Advisory Limited —Revenue Growth” for details of some of these arrangements.

Our revenue from licensing agreements increased significantly in the year ended January 31, 2024, constituting substantially all of our revenue, and our results of operations have been, and may continue to be, affected by such arrangements. Licensing agreements involving our intellectual property are subject to various risks. Our licensees may fail to comply with their obligations set out in the respective agreements. If the licensees generate insufficient revenue from their operations, they may be unable to meet the minimum payments required under the agreements. Our licensees may elect to cease the licensing arrangement due to a change in their strategic focus, the availability of funding, or other external factors. Termination of any licensing arrangements may result in a reduction in our revenue and the need for replacement arrangements with other licensees.

Our licensees have significant discretion in determining the efforts and resources that they will apply to their own operations, potentially resulting in less revenue than we anticipate at the outset of the relationship. Such licensees may independently develop intellectual property that could substitute for ours or may partner with competitors offering different technology.

Our licensees may not properly maintain or defend our intellectual property rights or may use our intellectual property or proprietary information in a way that gives rise to actual or threatened litigation that could jeopardize or invalidate our intellectual property rights or our rights over our proprietary information or could expose us to potential liability.

Disputes may arise between us and our licensees that interfere with the licensing arrangements or lead to the termination of the licensing agreements. Such disputes could result in costly litigation or arbitration that diverts management attention and resources.

As we expand to new jurisdictions, if we fail to enter into licensing arrangements for a particular territory with a suitable strategic partner and do not have sufficient funds or local expertise to undertake the necessary commercialization activities ourselves, we may not be able to generate revenue from such territory.

For these and other reasons, we may not achieve the outcomes expected from our licensing arrangements. These arrangements are subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and are beyond our control. We may face operational and financial risks including increases in near- and long-term expenditure, exposure to unknown liabilities, disruption of our business, and diversion of our management’s time and attention. Even if we achieve the expected benefits, we may not be able to do so within the anticipated time frame. Any of the foregoing could materially adversely affect our business, financial condition, results of operations and prospects.

The love and marriage market sector, including matchmaking apps, is competitive, with low switching costs and a consistent stream of new services and entrants, and innovation by our competitors may disrupt our business.

The love and marriage market sector, including matchmaking apps, is competitive, with a consistent stream of new services and entrants. Some of our competitors may enjoy better competitive positions in certain geographical regions, user demographics, or other key areas that we currently serve or may serve in the future. These advantages could enable such competitors to offer services that are more appealing to users and potential users than our services or to respond more quickly or cost-effectively than us to new or changing opportunities.

In addition, within the love and marriage market sector generally, costs for consumers to switch between services are low, and consumers have a propensity to try new approaches to connecting with people and to use multiple services at the same time. As a result, new services, entrants, and business models are likely to continue to emerge. If we become established as a dominant player in any particular market, it is possible that a new service could gain rapid scale at the expense of existing brands by harnessing a new technology, such as generative AI, or a new or existing distribution channel, creating a new or different approach to connecting people, or some other means. We may need to respond by introducing new services or features, and we may not be successful in that. If we do not sufficiently innovate to provide new services, or improve upon existing services, that our users or prospective users find appealing, we may be unable to continue to attract new users or continue to appeal to existing users.

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Potential competitors include larger companies that could devote greater resources to the promotion or marketing of their services, take advantage of acquisitions or other opportunities more readily, or develop and expand their services more quickly than we do. Potential competitors also include established social media companies that may develop features or services that compete with ours or operators of mobile operating systems and app stores. For example, Facebook offers a dating feature on its platform, which it rolled out globally several years ago and has grown dramatically in size supported by Facebook’s massive worldwide user footprint. These social media and mobile platform competitors could use strong or dominant positions in one or more markets, coupled with ready access to existing large pools of potential users and personal information regarding those users, to gain competitive advantages over us, including by offering different features or services that users may prefer or offering their services to users at no charge, which may enable them to acquire and engage users at the expense of our user growth or engagement.

If we (or our licensees) are not able to compete effectively against current or future competitors as well as other services that may emerge, or if our decisions regarding where to focus our investments are not successful in the long term, the size and level of engagement of our user base may decrease, which could have an adverse effect on our business, financial condition, and results of operations. If, similarly, our licensees are unable to compete effectively or are unsuccessful in this regard, the size and level of engagement of their user base may decrease, which could impact their payments to us and therefore have an adverse effect on our business, financial condition, and results of operations.

The limited operating history and geographic reach of our brands and services makes it difficult to evaluate our current business and future prospects.

We seek to tailor our services to meet the preferences of specific geographies, demographics, and other communities of users. Building a given brand or service is generally an iterative process that occurs over a meaningful period of time and involves considerable resources and expenditure. Although our China-based licensee has experienced significant growth over a relatively short period of time, the historical growth rate of that brand and service may not be an indication of future growth rates for our brand and service or for brands and services that we may launch in other jurisdictions. We have encountered, and may continue to encounter, risks and difficulties as we build our brands and services. The failure to successfully scale these brands and services and address these risks and difficulties could adversely affect our business, financial condition, and results of operations.

Our growth and profitability rely, in part, on our ability to attract and retain users through cost-effective marketing efforts. Any failure in those efforts could adversely affect our business, financial condition, and results of operations.

Attracting and retaining users for our services will involve considerable expenditure for online and offline marketing, likely requiring higher marketing outlays over time in order to sustain our growth. This also applies to our licensees, whose success is a key component of our own. Evolving consumer behavior can affect the availability of profitable marketing opportunities. Offline campaigns may diminish in effectiveness as consumers move increasingly online. Online campaigns may become less fruitful as large tech platforms, such as Apple and Google, increasingly limit advertisers’ ability to access and use unique advertising identifiers, cookies, and other information to acquire potential users (such as Apple’s rules regarding the collection and use of identifiers for advertising, often referred to as IDFA). This is especially important for us, given that our offline storefronts are an important component of our business model and identifying which users are most likely to be amenable to in-person services is therefore also key to our success. To continue to reach potential users and grow our businesses, we will likely be required to identify and devote more of our overall marketing expenditure to newer advertising channels, such as social media and online video platforms. We could have less success using these newer advertising channels and methods to identify potential customers. There can be no assurance that we will be able to appropriately manage our marketing efforts in response to these and other trends in the advertising industry. Any failure to do so could adversely affect our business, financial condition, and results of operations.

Distribution and marketing of, and access to, our online services may rely, in significant part, on a variety of third-party platforms, in particular, mobile app stores. If these third parties limit, prohibit, or otherwise interfere with features or services or change their policies in any material way, it could adversely affect our business, financial condition, and results of operations.

We will market and distribute our online services (including our AI matchmaker application) through a variety of third-party distribution channels, some of which may limit or prohibit advertisements for services such as ours, whether because they decide to launch competing offerings in the same industry or because they are reacting to poor behavior by other industry participants, or for some other reason. Furthermore, certain platforms on which we market our services may not properly monitor or ensure the quality of content located adjacent to or near our advertisements on such platforms, which may have a negative effect on consumers’ perceptions of our company. Any of these developments could rise to a level where our business, financial condition, and results of operations is adversely affected.

Additionally, our mobile applications will be most often accessed through the Apple App Store and Google Play Store. Both Apple and Google have broad discretion to change their policies regarding their mobile operating systems and app stores in ways that may limit, eliminate, or otherwise interfere with our ability to distribute or promote our applications through their stores, our ability to update our applications, and our ability to access information that they collect about our users. To the extent either of them does so, our business, financial condition, and results of operations could be adversely affected.

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The success of our services will depend, in part, on our ability to access, collect, and use personal data about our users and subscribers.

We will rely extensively on the Apple App Store and Google Play Store, as well as other technology platforms, to distribute and monetize our mobile applications. Our users and subscribers will pay through these platforms, which will prevent us from accessing key user data that we would otherwise receive if we transacted with our users and subscribers directly. This could negatively impact our customer relationship management efforts, our ability to reach new segments of our user and subscriber bases and the population generally, the efficiency of our paid marketing efforts, the rates we are able to charge advertisers seeking to reach users and subscribers of our services, our ability to comply with applicable law, and our ability to identify and exclude users and subscribers whose access would violate applicable terms and conditions, including underage individuals and bad actors, all of which could cause our business, financial condition, and results of operations to be adversely affected.

As the distribution of our online services through app stores increases, in order to maintain our profit margins, we may need to take steps to offset increasing app store fees by decreasing traditional marketing expenditure, increasing user volume or monetization per user, or consolidating back-office and technical functions, or by engaging in other efforts to increase revenue or decrease costs generally.

While we expect that our mobile applications will be free to download from intermediary platforms like the Apple App Store and the Google Play Store, we intend to offer our users the opportunity to purchase subscriptions and features within the applications. These purchases are in most cases required to be processed through the in-app payment systems provided by the intermediary, thus requiring us to pay them a meaningful share of the revenue we receive from these transactions.

While we are constantly innovating and developing our own payment systems and methods, given the expected increase in fees relating to these intermediary platforms, we may in the future need to offset these increased fees by decreasing traditional marketing expenditure as a percentage of revenue, increasing user volume or monetization per user, or consolidating back-office or technical functions, or by engaging in other efforts to increase revenue or decrease costs generally.

Challenges with properly managing the use of artificial intelligence could result in reputational harm, competitive harm, and legal liability.

We and our licensees are working to integrate AI technologies into our services, which integrations may become important to our operations over time. Our competitors or other third parties may incorporate AI into their services more quickly or more successfully than us, which could impair our ability to compete effectively and adversely affect our results of operations. Additionally, AI algorithms and training methodologies may be flawed. If the content or recommendations that AI applications assist in producing are or are alleged to be deficient, inaccurate, offensive, biased, or otherwise improper or harmful, we may face reputational consequences or legal liability, and our business, financial condition, and results of operations may be adversely affected. Furthermore, the use of AI has been known to result in, and may in the future result in, cybersecurity incidents that implicate the personal data of end users of AI-enhanced services. Any such cybersecurity incidents related to our use of AI could adversely affect our reputation and results of operations. AI also presents emerging ethical issues, and if our use of AI becomes controversial, we may experience reputational harm, competitive harm, or legal liability. The rapid evolution of AI will require the dedication of significant resources to develop, test, and maintain AI technologies, including to further implement AI ethically in order to minimize unintended harmful impact. While we will aim to deploy AI responsibly and attempt to identify and mitigate ethical and legal issues presented by its use, we may be unsuccessful in identifying or resolving issues before they arise.

The legal and regulatory landscape surrounding generative AI technologies is rapidly evolving and uncertain, including in the areas of intellectual property, discrimination, cybersecurity, and privacy and data protection. Compliance with existing, new, and changing laws, regulations, and industry standards relating to AI may limit some uses of AI, impose significant operational costs, and limit our ability to develop, deploy, or use AI technologies. Furthermore, the integration of AI technologies into our services may result in new or enhanced governmental or regulatory scrutiny. Failure to appropriately respond to this evolving landscape may result in legal liability, regulatory action, or reputational harm.

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Foreign currency exchange rate fluctuations may adversely affect our results of operations.

Because our reporting currency is the U.S. dollar but our revenue is received in various other currencies due to our international operations, our revenue will be reduced when translated into U.S. dollars during periods of a strengthening U.S. dollar. In addition, as foreign currency exchange rates fluctuate, the translation of our international revenue into U.S. dollar-denominated operating results affects the period-over-period comparability of such results and will also result in foreign currency exchange gains and losses.

We depend on our key personnel.

Our future success will depend on our continued ability to identify, hire, develop, motivate, and retain highly skilled individuals across the markets where we operate, with the continued contributions of our management, our sales teams, and our technology teams being especially critical to our success. Competition for well-qualified employees is intense, and our continued ability to compete effectively depends, in part, on our ability to attract new employees.

Effective succession planning is also important to our future success. If we fail to ensure the effective transfer of management or other institutional knowledge, our ability to execute short- and long-term strategic, financial, and operating goals, as well as our business, financial condition, and results of operations generally, could be adversely affected.

In addition to intense competition for talent, workforce dynamics are constantly evolving, such as recent broad shifts to hybrid work models. If we do not manage changing workforce dynamics effectively, it could materially adversely affect our culture, reputation, and operational flexibility going forward.

Our success depends, in part, on the integrity of our systems and infrastructure and on our ability to enhance, expand, and adapt these in a timely and cost-effective manner.

To succeed, our systems and infrastructure must perform well on a consistent basis. We may from time to time experience system interruptions that make some or all of our systems or data unavailable and prevent our services from functioning properly for our users. Any such interruption could arise for any number of reasons, including as a result of our own actions, actions by government agencies, cyberattacks, fire, power loss, telecommunications failures, computer viruses, software bugs, acts of God, and similar events. While we have backup systems in place for certain aspects of our operations, not all of our systems and infrastructure are fully redundant, disaster recovery planning is not sufficient for all eventualities, and our property and business interruption insurance coverage may not be adequate to fully compensate us for any losses that we may suffer. Any interruptions or outages, regardless of the cause, could negatively impact our users’ experiences, tarnish our reputation, and decrease demand for our services, any or all of which could adversely affect our business, financial condition, and results of operations.

We will work on our technology and network to improve the experience of our users, accommodate substantial increases in the volume of traffic to our various platforms, and ensure acceptable load times for our services, and keep up with changes in technology and user preferences. Any failure to do so in a timely and cost-effective manner could adversely affect our users’ experience with our various services, thereby negatively impacting the demand for our services, and could increase our costs, either of which could adversely affect our business, financial condition, and results of operations.

From time to time, we may augment and enhance, or transition to other, enterprise resource planning, human resources, financial, or other systems. Such actions may cause us to experience difficulties in managing our systems and processes, which could disrupt our operations, the management of our finances, and the reporting of our financial results, which, in turn, may result in our inability to manage the growth of our business and to accurately forecast and report our results, each of which could adversely affect our business, financial condition, and results of operations.

We may not be able to protect our systems and infrastructure from cyberattacks and may be adversely affected by cyberattacks experienced by third parties.

As we build out our online offerings, we may find ourselves targeted by cyberattacks, computer viruses, worms, bot attacks or other destructive or disruptive software, distributed denial of service attacks, and attempts to misappropriate customer information, including personal user data, credit card information, and account login credentials. While we continue to invest in the protection of our systems and infrastructure, in related personnel and training, and in employing a data minimization strategy where appropriate, there can be no assurance that our efforts will prevent significant breaches in our systems or other such events from occurring. Any cyber or similar attack that we are unable to protect ourselves against could damage our systems and infrastructure, prevent us from providing our services, tarnish our reputation, result in the disclosure of confidential or sensitive information of our users, and be costly to remedy, as well as subject us to investigation by regulatory authorities or to litigation that could result in liability to third parties.

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The impact of cyber or similar attacks experienced by any third parties who provide services to us or might otherwise process data on our behalf could have a similar effect on us. Even cyber or similar attacks that do not directly affect us or our third-party service providers or data processors may result in widespread access to user data, for instance through account login credentials that such users might have used across multiple internet sites, including our sites, or directly through access to user data that these third-party service providers could process in the context of the services they provide to us. These events can lead to government enforcement actions, fines, and litigation, as well as a loss of consumer confidence generally, which could make users less likely to use or continue to use our services. The occurrence of any of these events could have an adverse effect on our business, financial condition, and results of operations.

Our success depends, in part, on the integrity of third-party systems and infrastructure.

We may rely on third parties, primarily data centers and cloud-based, hosted web service providers, as well as third-party computer systems, service providers, and broadband and other communications systems, in connection with the provision of our services generally, as well as to facilitate and process certain transactions with our users. We will have no control over any of these third parties or their operations, and such third-party systems are increasingly complex. Any changes in service levels at our data centers or hosted web service providers or any interruptions, outages, or delays in our systems or those of our third-party providers, deterioration in the performance of these systems, or cyber or similar attacks on these systems could impair our ability to provide our services or process transactions with our users, which would adversely impact our business, financial condition, and results of operations.

If the security of personal and confidential or sensitive user information that we maintain and store is breached or otherwise accessed by unauthorized persons, it may be costly to mitigate the impact of such an event and our reputation could be harmed.

We receive, process, store, and transmit a significant amount of personal user and other confidential or sensitive information, including, without limitation, credit card information and user-to-user communications. We also enable our users to share their personal information with each other. In some cases, we may engage third-party service providers to store or process this information. We work to protect the security, integrity, and confidentiality of this information, but we cannot guarantee that inadvertent or unauthorized use or disclosure will not occur in the future or that third parties will not gain unauthorized access to, or will not use for unauthorized purposes, this information despite our efforts. When such events occur, we may not be able to remedy them, and we may be required by an increasing number of laws to notify regulators and individuals whose personal information was processed, used, or disclosed without authorization. We may also be subject to claims against us, including government enforcement actions, fines, and litigation, and have to expend significant capital and other resources to mitigate the impact of such events, including by developing and implementing protections to prevent future events of this nature from occurring. When breaches of security (or the security of our service providers) occur, the perception of the effectiveness of our security measures, the security measures of our service providers, and our reputation may be harmed, we may lose current and potential users, and our reputation and competitive position may be tarnished, any or all of which might adversely affect our business, financial condition, and results of operations.

Our business is subject to complex and evolving laws and regulations, including with respect to data privacy and platform liability. These laws and regulations are subject to change and uncertain interpretation, and could result in changes to our business practices, increased cost of operations, declines in user growth or engagement, legal claims, monetary penalties, or other harm to our business.

As we plan on expanding our footprint internationally, we will be subject to a variety of laws and regulations that involve matters that are important to or may otherwise impact our business. We are indirectly affected by laws and regulations in jurisdictions where we do not operate but our licensees do. Some laws and regulations can be enforced by private parties in addition to governmental entities and are constantly evolving and subject to change. As a result, the application, interpretation, and enforcement of these laws and regulations are often uncertain, particularly in the rapidly evolving industry in which we and our licensees operate, and such laws and regulations may be interpreted and applied inconsistently from jurisdiction to jurisdiction. These laws and regulations, as well as any associated inquiries, investigations, or other government actions, may be costly to comply with and may delay or impede the development of new services, require changes to or cessation of certain business practices, result in negative publicity, increase our operating costs, require significant management time and attention, and subject us to remedies that may harm our business, including fines or modifications to existing business practices.

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Tax laws, in particular, are subject to interpretation by the relevant taxing authorities. While we endeavor to comply with applicable law, there can be no assurance that the relevant taxing authorities will not take a position contrary to us, and if so, that such position will not adversely affect us, directly or indirectly. Any events of this nature could adversely affect our business, financial condition, and results of operations.

Proposed or new legislation and regulations could also adversely affect our business. To the extent new or more stringent measures are required to be implemented, impose new liability, or limit or remove existing protections, our business, financial condition, and results of operations could be adversely affected.

The adoption of any laws or regulations that adversely affect the popularity or growth in use of the internet or our services, including laws or regulations that undermine open and neutrally administered internet access, could decrease user demand for our service offerings and increase our cost of doing business, thereby negatively impacting our business, financial condition, and results of operations.

We are subject to a number of risks related to credit card payments, including data security breaches and fraud that we or third parties experience, any of which could adversely affect our business, financial condition, and results of operations.

We will accept payment from our users primarily through credit card transactions and certain online payment service providers. When we or a third party experiences a data security breach involving credit card information, affected cardholders will often cancel their credit cards. In the case of a breach experienced by a third party, the more sizable the third party’s customer base and the greater the number of credit card accounts impacted, the more likely it is that our users would be impacted by the breach. To the extent our users are affected by such a breach experienced by us or a third party, we would need to contact such users to obtain new credit card information and process any pending transactions. It is likely that we would not be able to reach all affected users, and even if we could, some users’ new credit card information may not be obtained and some pending transactions may not be processed, which could adversely affect our business, financial condition, and results of operations.

Even if our users are not directly impacted by a given data security breach, they may lose confidence in the ability of service providers to protect their personal information generally, which could cause them to stop using their credit cards online or choose alternative payment methods that are less convenient or more costly for us or otherwise restrict our ability to process payments without significant effort on the part of the user or us, or both.

Additionally, if we fail to adequately prevent fraudulent credit card transactions, we may face litigation, fines, governmental enforcement action, civil liability, diminished public perception of our security measures, significantly higher credit card-related and remediation costs, or refusal by credit card processors to continue to process payments on our behalf, any of which could adversely affect our business, financial condition, and results of operations.

Inappropriate actions by certain of our users could be attributed to us and damage our reputation, which in turn could adversely affect our business.

Users of our services may in the future be physically, financially, emotionally, or otherwise harmed by individuals that such users meet through one of our services. If any users suffer or allege to have suffered any such harm, we could experience negative publicity or legal action that could damage our reputation. Similar events affecting users of our competitors’ services could result in negative publicity for our industry generally, which could in turn negatively affect our business.

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In addition, our reputation may be adversely affected by actions of our users that are deemed to be hostile, offensive, defamatory, inappropriate, untrue, or unlawful. While our focus to date on offline matchmaking has helped to avoid such incidents, and while we intend to develop systems and processes that aim to monitor and review the appropriateness of content accessible through our online services, together with policies regarding illegal, offensive, or inappropriate use of our services, our users could nonetheless engage in activities that violate our policies. Such bad actors may also use emerging technologies, such as AI, to engage in such activities, making it more difficult for us to detect and prevent such negative behavior. Our safeguards may not be sufficient to avoid harm to our reputation, especially if such hostile, offensive, or inappropriate use is well-publicized.

We may fail to adequately protect our intellectual property rights or may be accused of infringing the intellectual property rights of third parties.

We rely heavily on our trademarks and related domain names and logos for marketing and to build and maintain brand loyalty and recognition. We also rely on patented and patent-pending proprietary technologies and trade secrets relating to our services.

We rely on a combination of laws as well as contractual restrictions to establish and protect our intellectual property rights. For example, we continue to apply to register, or secure by contract where appropriate, trademarks and service marks as they are developed and used, and we are reserving, registering, and renewing domain names as we deem appropriate. Effective trademark protection may not be available or sought in every country in which our services are made available, and contractual disputes may affect the use of marks governed by private contract. Similarly, not every variation of a domain name may be available or registered, even if available.

We generally will seek to apply for patents or other similar statutory protections as and when we deem appropriate, based on then-current facts and circumstances. No assurance can be given that any patent application we have filed or will file will result in a patent being issued, or that any existing or future patents will afford adequate protection against competitors and similar technologies. In addition, no assurance can be given that third parties will not create new products or methods that achieve similar results without infringing upon patents we own.

Despite these measures, our intellectual property rights may still not be protected in a meaningful manner, challenges to contractual rights could arise, third parties could copy or otherwise obtain and use our intellectual property without authorization, our existing trademarks, patents, or trade secrets could be determined to be invalid or unenforceable, or laws and interpretations of laws regarding the enforceability of existing intellectual property rights may change over time in a manner that provides less protection. The occurrence of any of these events could tarnish our reputation, limit our marketing ability, or impede our ability to effectively compete against competitors with similar technologies, any of which could adversely affect our business, financial condition, and results of operations.

We may also occasionally be subject to legal proceedings and claims regarding intellectual property, including claims of alleged infringement of trademarks, copyrights, patents, and other intellectual property rights held by third parties and of invalidity of our own rights. In addition, we may decide we should engage in litigation to enforce our intellectual property rights, protect our trade secrets and patents, or to determine the validity and scope of proprietary rights claimed by others. Any litigation of this nature, regardless of outcome or merit, could result in substantial costs and diversion of management and technical resources, any of which could adversely affect our business, financial condition, and results of operations.

We intend to expand to various international markets, including markets in which we have limited experience, and as a result, we face additional risks in connection with those operations.

Operating internationally, particularly in countries in which we have limited experience, exposes us to a number of additional risks, such as:

●	operational and compliance challenges caused by distance, language, and cultural differences;
●	difficulties in staffing and managing international operations;

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●	differing levels of social and technological acceptance of our services or lack of acceptance of them generally;
●	differing and potentially adverse tax laws;
●	compliance challenges due to different laws and regulatory environments, particularly in the case of privacy, data security, intermediary or platform liability, and consumer protection;
●	competitive environments that favor local businesses or local knowledge of such environments;
●	limitations on the level of intellectual property protection; and
●	trade sanctions, political unrest, terrorism, war, and epidemics, or the threat of any of these events.

These risks could adversely affect our business, financial condition, and results of operations.

We are subject to litigation, and adverse outcomes in such litigation could have an adverse effect on our financial condition.

From time to time, we may become subject to litigation, and to various legal proceedings relating to employment matters, intellectual property matters, and privacy and consumer protection laws, as well as stockholder derivative suits, class action lawsuits, mass arbitrations, and other matters. Such litigation and proceedings may involve claims for substantial amounts of money or for other relief, may result in significant costs for legal representation, arbitration fees, or other legal or related services, or might necessitate changes to our business or operations. The defense of these actions is likely to be time consuming and expensive. We will evaluate these litigation claims and legal proceedings to assess the likelihood of unfavorable outcomes and to estimate, if possible, the amount of potential loss. Based on these assessments and estimates, we may establish reserves or disclose the relevant litigation claims or legal proceedings as and when required or appropriate. These assessments and estimates will be based on information available to our management at the time of such assessment or estimation and will involve a significant amount of judgment. As a result, actual outcomes or losses could differ materially from those envisioned by our current assessments and estimates. Our failure to successfully defend or settle any of these litigation claims or legal proceedings could result in liability that, to the extent not covered by our insurance, could have an adverse effect on our business, financial condition, and results of operations.

Our operations are subject to volatile global economic conditions, particularly those that adversely impact consumer confidence and spending behavior.

Adverse macroeconomic conditions, including lower consumer confidence, changes to fiscal and monetary policy, the availability and cost of credit, and weakness in the economies in which we and our users are located may continue to adversely affect our business, financial condition, and results of operations. In recent years, the United States, Europe and other key global markets have experienced historically high levels of inflation, which have impacted, among other things, employee compensation expenses. If inflation rates rise again or continue to remain historically high or further increase in those locations where inflation rates remain elevated, it will likely affect our expenses, and may reduce consumer discretionary spending, which could affect the buying power of our users and lead to a reduction in demand for our services. Other events and trends that could result in decreased levels of consumer confidence and discretionary spending include a general economic downturn, recessionary concerns, high unemployment levels, and increased interest rates, as well as any sudden disruption in business conditions. Economic growth in Mainland China has declined notably in recent years, affecting us through the impact on Hong Kong’s economy and potentially through our China-based licensee. Additionally, geopolitical developments, such as wars in Ukraine and the Middle East, tensions between the United States and China, climate change, and the responses by central banking authorities to control inflation (in some economies of the West) or boost growth (in China), can increase levels of political and economic unpredictability globally and increase the volatility of global financial markets.

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THE ACQUISITION

Overview

On March 18, 2024, the Company entered into the Purchase Agreement and the Exchange Agreement to acquire a total of 70% of the issued and outstanding ordinary shares of YYEM, from the sole shareholder of YYEM, Mr. Hongyu Zhou, or the YYEM Seller, for a combined $56 million. The consummation of the transactions contemplated in the Purchase Agreement and the Exchange Agreement will result in a change in control of the Company, as the shareholders of YYEM will become the owners of 82.4% of the issued and outstanding shares of common stock of the Company (the “Common Stock”). As part of this transaction, as further described below under the heading “The Separation Agreement,” the Company has agreed to sell its wholly owned subsidiary, Slinger Bag Americas Inc., to a newly established entity.

See below for more detailed discussion of the terms of the Exchange Agreement.

The Acquisition Structure

Pursuant to the Purchase Agreement, the Company agreed to purchase, and the YYEM Seller agreed to sell, 2,000 ordinary shares of YYEM, representing 20% of the issued and outstanding ordinary shares of YYEM, for the purchase price of $16,500,000 (the “Share Purchase Consideration”), payable in cash (the “Share Purchase Transaction”). The Company would pay 48% of the Share Purchase Consideration (or $8,000,000) at the closing of the Share Purchase Transaction and would pay the remaining 52% of the Share Purchase Consideration (or $8,500,000) within two weeks of the closing date of the Share Purchase Transaction. The Share Purchase Transaction closed on March 20, 2024. The $16.5 million was paid in full as of April 3, 2024. As a result, the Company owns 20% of the capital stock of YYEM.

Pursuant to the Exchange Agreement, the Company has agreed to purchase, and the YYEM Seller has agreed to sell, 5,000 ordinary shares of YYEM, representing 50% of the issued and outstanding ordinary shares of YYEM, for the Exchange Shares consisting of 162,551,440 newly issued shares of Common Stock to the YYEM Seller (the “Share Exchange Transaction”). The Exchange Shares are expected to represent 82.4% of the issued and outstanding shares of Common Stock as of the date of the closing of the Share Exchange Transaction.

The Exchange Shares will be issued without registration under the Securities Act, in reliance upon a safe harbor for offshore transactions or an exemption from registration for transactions not involving a public offering and, as such, will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act. Under Rule 144, the Exchange Shares generally may not be offered or sold publicly unless they have been held for at least six months and subject to other conditions.

Separation Agreement

In connection with the Exchange Transaction, the Company has agreed that at or prior to the Closing Date, it will enter into a separation agreement to sell, transfer and assign all or substantially all of its legacy business, assets and liabilities related to or necessary for the operations of its “Slinger Bag” business or products (the “Legacy Business”) to a newly established entity (“NewCo”), and that after the Closing Date, NewCo will have the sole right to and obligations of the Legacy Business and will be liable to the Company for any losses arising from third-party claims against the Company that arise from liabilities related to the Legacy Business (the “Separation”). The form of the Separation Agreement is attached to this proxy statement as Annex C. NewCo will be owned by Yonah Kalfa and Mike Ballardie.

On a pro forma basis, as of April 17, 2024, the Legacy Business’ assets were approximately $5.2 million (which represents the assets of the Company as of January 31, 2024, minus, on a pro forma basis, the $16.5 million used for the purchase of 20% ownership of YYEM in April 2024), and the liabilities of the Legacy Business were $17.7 million (which represents the liabilities of the Company as of January 31, 2024, minus, on a pro forma basis, the $7 million of liabilities converted into equity from February 1st to April 17th).

Financial Accommodations

As an inducement to the Company to complete the Acquisition, the Agreements provide that aggregate payments of $5 million shall be made to the Company in cash by YYEM, as follows: (i) $800,000 payable within two business days of the date of the Agreements; (ii) $1,200,000 payable within three business days of the Company changing its ticker symbol from “CNXA” to “YYAI” or such other symbol as the parties may agree; (iii) $500,000 to be deposited in an escrow account at the Closing, which amount shall be held in the escrow account for a period of 30 days from the Closing Date and paid to NewCo provided no claims relating to the period prior to the Separation are made against the Company; and (iv) $2,500,000 payable at the Closing to the Company.

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Nasdaq Stock Market Listing

Our common stock is currently listed on Nasdaq under the symbol “YYAI.” We have agreed to use commercially reasonable efforts to obtain approval for listing on Nasdaq of the Exchange Shares. It is a condition to closing that the common stock be listed on Nasdaq and no reason shall exist as to why such listing shall not continue immediately following the closing.

Executive Officers and Directors of the Company Following the Closing of the Acquisition

The following table lists the names, ages and positions of the individuals who are expected to serve as executive officers and directors of the Company upon completion of the Acquisition:

Name	Age	Position
Executive Officers and Non-Independent Directors
Thomas Tarala	58	Chief Executive Officer and Director
Guibao Ji	60	Chief Financial Officer
Hongyu Zhou	36	Director

Independent Directors
Warren Thomson*	48	Director
Chenlong Liu*	35	Director
Luke Liu*	35	Director

In the above table, the “*” denotes that our Board has determined that the director meets the independence requirements of the SEC and Nasdaq.

At or after the Closing, all current members of the Board shall resign with such resignation being effective on the later of the Closing or the appointment or election of the new directors.

Set forth below is biographical information for the proposed officers and directors for the period following the Closing.

Thomas Tarala has 30 years of international corporate finance experience in New York, London, and Hong Kong, including as a partner at two leading international law firms and as General Counsel for the international operations of one of the largest private conglomerates in China. As a partner of Baker McKenzie since 2022 and other international firms earlier in his career, Thomas has led U.S. securities practices in Hong Kong, advising on equity and debt transactions, as well as cross-border joint ventures involving companies listed on Nasdaq. With a particular focus on the technology sector, he has acted for companies and investment banks in Mainland China, Hong Kong, Singapore, Indonesia, and Thailand, including on award-winning transactions in the region.

As General Counsel in the overseas headquarters of HNA Group (International) Company Limited, a large conglomerate, from 2017 to 2022, Thomas worked closely with the business teams on a wide range of corporate and finance transactions, including multi-billion dollar acquisitions and divestments of household-name companies, the sale of airlines, and a range of investments ranging from New York and London skyscrapers to global technology companies, as well as numerous companies that were number one globally in their respective fields.

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Thomas graduated magna cum laude and Phi Beta Kappa from Georgetown University with a Bachelor of Science degree in Foreign Service and holds a Juris Doctor degree from the University of Virginia School of Law. Thomas speaks English, French, Spanish, and Mandarin and is qualified to practice law in New York, Connecticut, Florida, England and Wales, and Hong Kong.

Guibao Ji has been a certified public accountant in China for 25 years and has worked as an accountant at Shenzhen Wanda Accounting Firm since January 2005. He is a partner of the firm and also an independent director of a number of listed companies, including Brightstar Technology Group and Hekeda Technology Co. Ltd.

Mr. Ji graduated from Central Radio and TV University in 1994 with a degree in Business Accounting. He certified by the Chinese Institute of Certified Public Accountants in 1999.

Hongyu Zhou has 15 years of experience founding, growing, and managing successful enterprises. His experience extends to such areas as enterprise management, entertainment technology, and information technology, including as an investor and business manager of a technology company, as a founder and manager of an innovative entertainment company, and as the founder and manager of several technology companies. Mr. Zhou has served as the Chairman of each of Shenzhen Qiangwo Entertainment Technology Co. and Shenzhen Qianyue Information Technology Co., Ltd. since 2021. Mr. Zhou is also the founder of Shenzhen YuanZu Century Network Technology Co. since 2020 and Shenzhen Qiangwo Entertainment Co. since 2017. In founding, managing, and growing companies across various industries, Mr. Zhou has honed his skills in strategic planning, business development, and team leadership.

Warren Thomson is a lawyer with over 20 years of experience at international law firms and companies. Mr. Thomson served as a partner at Hogan Lovells, an international law firm in Dubai from 2013 to 2017, where he advised companies of all sizes in the Middle East and Asia through the whole of their corporate lifecycle, from incorporation through financing and expansion, and sometimes to winding-up. This experience included mergers and acquisitions, and commercial transactions, as well as regulatory, employment, and corporate finance matters. Mr. Thomson worked at HNA Group (International) Company Limited as Senior Counsel from 2018 to 2022 and as General Counsel in 2022, and since 2022 he has served as General Counsel (Overseas) at Link Asset Management Limited, the manager of Link REIT, a multi-billion-dollar real estate investment trust listed in Hong Kong.

Mr. Thomson graduated with a Bachelor of Arts degree from Canberra University and a Bachelor of Laws degree with Honors from Australian National University before earning a Graduate Diploma in legal practice from the College of Law in Sydney. Mr. Thomson is a member of the Australian Chamber of Commerce (sitting on the Finance, Legal and Tax Committee) and the Association of Corporate Counsel and is qualified to practice law in New South Wales (Australia) and Hong Kong.

Chenlong Liu is a certified public accountant, as well as an investor active in the technology industry. Mr. Liu’s career has focused on technology-related investments and mergers and acquisitions. He has participated in many well-known transactions in the industry. As an investment director at China Fusion Capital from 2016 to 2020, he helped execute Nasdaq-listed iQiyi’s convertible bond transactions, Kosdaq-listed Longtu’s acquisition and reverse takeover, Hong Kong-listed Kuaishou’s Series B investment round, and China Fusion Capital’s acquisition of Particle, Inc. Since 2020, Mr. Liu has served as a director of Particle, a San Francisco-based technology company.

Mr. Liu earned a Bachelor of Science degree in mathematics from the University of Minnesota–Twin Cities in 2013 and was awarded a Master’s degree in accounting from George Washington University in 2015. Mr. Liu became a certified public accountant in Washington State in January 2019.

Luke Liu is an entrepreneur with experience in both traditional industries and the technology and Web3 areas. (He is not related to Chenlong Liu.) Mr. Liu has experience in management and strategy roles in companies ranging from startups to multinationals, and he has founded several companies over the years. Mr. Liu has had a particular focus on digital strategies at both traditional retailers and technology companies, as well as in the recruitment field. He serves as the CEO of World@Meta, a Singapore-based technology company developing mobile apps and games, where maximizing user engagement is a primary objective. He also serves as a managing director of MS Consultancy Pte Ltd, a business consultancy that he founded in November 2020. In such environments, Mr. Liu has been responsible for establishing the vision of the enterprise and working across teams to make that vision a reality.

Mr. Liu graduated from Nanyang Polytechnic, in Singapore, with a Diploma of Information Technology and from Trent University, in Canada, with a Bachelor of Business Administration.

Effect of the Acquisition

Pursuant to the Purchase Agreement and the Exchange Agreement, among other things and subject to the terms and conditions contained therein, we will acquire 70% of the outstanding capital stock of YYEM from the YYEM Seller in exchange for a $16.5 million payment in cash and the issuance to the YYEM Seller of the Exchange Shares. Upon completion of the Acquisition, the Connexa stockholders immediately prior to the Acquisition will retain ownership of their shares of our common stock. The $16.5 million was paid in full as of April 3, 2024. As a result, the Company owns 20% of the capital stock of YYEM.

Effect if the Acquisition is Not Completed

If the Share Exchange Proposal is not approved at the Annual Meeting, or the Acquisition is not completed for any reason, it is likely that our common stock will be delisted from Nasdaq, with all the attendant risks described in the “Risks Related to the Acquisition” section of this proxy statement. Furthermore, if the Acquisition is not completed, the price of Connexa’s common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of Connexa’s Common Stock would reach the price implied in the Acquisition or at which it traded as of the date we announced the Purchase Agreement and Exchange Agreement or the date of this proxy statement. Accordingly, if the Acquisition is not completed, there can be no assurance as to the effect on the future value of your shares of our Common Stock.

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Reasons for the Acquisition

In evaluating the Acquisition and recommending that Connexa’s stockholders vote to approve the Share Exchange Proposal, the Board, in consultation with Connexa’s senior management, outside legal counsel and financial advisors, considered numerous positive factors relating to the Purchase Agreement, the Exchange Agreement, the Acquisition and the other transactions contemplated thereby, including the following material factors:

●	Connexa’s inability to generate sufficient revenues or raise needed capital to sustain its current business and operations and the prospects for YYEM to do so;

●	the prospects for growth in YYEM’s business through acquisitions or otherwise;

●	The extensive processes conducted by Connexa and its financial advisers over approximately the last year prior to entering into the Purchase Agreement and Exchange Agreement involving a broad group of potential strategic and financial investors and acquirers, which led to no proposal that our Board considered as favorable to Connexa stockholders as the Acquisition and other transactions contemplated by the Purchase Agreement and the Exchange Agreement, including the Separation;

●	The terms and conditions of the Exchange Agreement and related transaction documents, including:

○	the fact that the Connexa stockholders will retain their ownership of Connexa shares following the Acquisition, which will constitute approximately 17.6% of Connexa shares;

○	the requirement that the Share Exchange Proposal be approved by the stockholders of Connexa;

○	the fact that the Exchange Shares will be issued in a transaction exempt from registration under the Securities Act and will therefore constitute “restricted securities” within the meaning of Rule 144 under the Securities Act; and

○	the fact that YYEM agrees in the Exchange Agreement to provide Connexa $5 million as an inducement to the Company to complete the Acquisition, subject to certain limitations; and

●	The fact that the Board received and considered the valuation report of Ravia Global Appraisal Advisory Limited.

Our Board believes that the potential benefits of the Acquisition and the other transactions contemplated by the Exchange Agreement, including the Separation, outweigh the risks and uncertainties of the Acquisition.

In the course of reaching the determinations and decisions and making the recommendation described above, the Board, in consultation with Connexa’s senior management, outside legal counsel and financial advisors, considered the risks and potentially negative factors relating to the Exchange Agreement, the Acquisition and the other transactions contemplated thereby, including the following material factors:

●	The possibility that the completion of the Acquisition may be delayed or not occur at all, and the likelihood that the dissolution and liquidation of the Company may be its only viable alternative and the adverse impact such events would have on the value of Connexa’s Common Stock to our stockholders.

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The foregoing discussion of factors considered by the Board is not intended to be exhaustive but is a summary only of the material factors considered by the Board. In light of the variety of factors considered in connection with its evaluation of the Acquisition, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented.

Background of the Acquisition

At the beginning of the Company’s fiscal year 2023, management recognized that with deteriorating capital markets, the Company’s ability to raise funds to continue its “Slinger Bag” business had become and would continue to be increasingly difficult. To address these external market conditions, the Company’s management and Board commenced an assessment of our business, financial condition, results of operations and prospects, and reviewed other opportunities including inorganic options.

After a thorough process in which over 10 companies were contacted, management and our Board, in consultation with our advisors, determined that the Acquisition with YYEM and the Separation of our Legacy Business was the best possible strategy for our shareholders and the Company. Following are further details on this process.

The following chronology summarizes key meetings and events that led to the signing of the Purchase Agreement and Exchange Agreement. This chronology does not purport to catalogue every conversation of, by, with or among members of the Board, the Company’s management, legal advisors or other representatives or any other person.

The Company operates in the sports equipment and technology business. The Company is the owner of the Slinger Launcher, which is comprised of a portable tennis ball launcher, a portable padel tennis ball launcher and a portable pickleball launcher, and Gameface, providing AI technology and performance analytics.

Beginning in May 2021, at the direction of our executive team and Board, we commenced an assessment of our business, financial condition, results of operation and prospects, and a potential strategic investment in the Company to raise the working capital that we estimated would be needed to support our business and operations.

As previously disclosed, the Company appeared at a hearing before the Nasdaq Hearing Panel on March 30, 2023 to address the previously disclosed non-compliance with the Nasdaq Listing Rules regarding (a) the filing of the Company’s Annual and Quarterly Reports with the SEC, (b) majority independent director, audit committee and compensation committee composition requirements, and (c) the bid price rule. On April 12, 2023, Nasdaq notified the Company that the Panel had granted the Company’s request for continued listing on Nasdaq had been granted subject to certain conditions.

On July 26, 2023, the Company received a letter from Nasdaq indicating that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2023 did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2.5 million. On January 30, 2024, the Company received a letter from Nasdaq confirming that following the receipt of an investment of $16.5 million as disclosed in the Company’s Current Report filed on Form 8-K on January 24, 2024, the Company had regained compliance with the minimum shareholder equity requirement in Listing Rule 5550(b)(1).

On August 2, 2023 and September 18, 2023, the Company received letters from Nasdaq indicating that because the Company had failed to file its Annual Report on Form 10-K for the year ended April 30, 2023 and its Quarterly Report on Form 10-Q for the period ended July 31, 2023, respectively, the Company was not in compliance with the obligation to timely file all required periodic financial reports with the SEC as set forth in Nasdaq Listing Rule 5250(c)(1).

On December 12, 2023, the Company received a letter from Nasdaq informing the Company that because the closing bid price for the Company’s common stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, the Company was not in compliance with the minimum bid price requirement for continued listing on Nasdaq as set forth in Nasdaq Listing Rule 5550(a)(2).

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To address the Nasdaq deficiencies listed above and to continue the Company’s operations, in fiscal year 2023, management began considering ways to further reduce operating expenses and potential strategies to raise funds to augment our working capital, including a possible equity line of credit and restructuring of our outstanding warrants in exchange for the warrant holders’ exercise of the warrants.

After a thorough process in which over 10 companies were contacted, management and our Board, in consultation with our advisors, determined that the Acquisition with YYEM and the Separation of our Legacy Business was the best possible strategy for our shareholders and the Company.

On November 19, 2023, we executed a term sheet with YYEM. Subsequent discussions took place in December, leading to the formalization of an escrow agreement in the same month. Additionally, we engaged in a series of inquiries and responses to facilitate YYEM’s due diligence process.

On November 19, 2023, we received a non-binding letter of intent from YYEM regarding the acquisition of Connexa in a reverse merger transaction.

In January 2024, we pursued a transaction with strategic investors, but they withdrew from the arrangement unexpectedly. Following this setback, we sought advice from investment bankers recommended by an existing investor. The Board, however, decided that the various transactions proposed in initial discussions with these bankers and in discussions with the investor were not viable options. Given these circumstances, pursuing an acquisition emerged as the most viable option, offering a realistic chance of success without entailing unduly adverse terms.

Between January 2024 and March 2024, our management and advisors conducted diligence regarding YYEM and negotiated the definitive terms of the Acquisition with YYEM and its advisors through multiple in-person and online meetings, as well as by visiting YYEM and its China-based licensee partner in person.

On March 14, 2024, Ravia Global Appraisal Advisory Limited delivered its valuation report to our management.

After discussions with management and a review of the valuation report in Board meetings held on March 14, 2024 and March 18, 2024, our Board unanimously approved the Acquisition.

On March 21, 2024, we reported in the Current Report on Form 8-K that on March 18, 2024, we signed the Purchase Agreement and Exchange Agreement to acquire 70% of the capital stock of YYEM in exchange for a $16.5 million cash payment and the Exchange Shares. We also reported that the closing of the Separation was expected to occur on or prior to the closing date of the Acquisition.

Valuation Report of Ravia Global Appraisal Advisory Limited

On March 14, 2024, Ravia Global Appraisal Advisory Limited (“Ravia”) provided a valuation report of YYEM to the Board to the effect that, as of January 31, 2024 and based on investigation and analysis conducted by Ravia and subject to Ravia’s scope of work and limitations in scope of work, information available, the assumptions adopted and the valuation method employed as set forth in its valuation report, the investment value of 100% of the equity interest of YYEM was $96,600,000.

Ravia’s valuation report was performed for a valuation of 100% of the equity interest of YYEM under YYEM’s specific objective and assumption, and was prepared solely for the use of the directors and management of YYEM for internal reference purpose, such as business development, strategic planning and internal discussion. The summary of the valuation report describes the procedures followed, assumptions made, qualifications, conditions and limitations on the review undertaken and other matters considered by Ravia in connection with the preparation of the valuation report. Neither Ravia’s valuation report nor the summary of its valuation report and the related analyses set forth in this proxy statement are intended to be, nor do they constitute, advice or a recommendation to the Board, the Company or any security holder as to how to act or vote on any matter relating to the Acquisition or otherwise.

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In connection with rendering its valuation report, Ravia has confirmed, among other things, that it:

1.	Discussed with YYEM’s management in relation to the background, development, operations, financial performance and other relevant information of YYEM;

2.	Reviewed relevant financial information, operational information and other relevant data concerning YYEM including key assumptions and the business plan described in the due diligence report, management assumptions through verbal communication and assumptions stated in the financial forecast, revenue and costs expectations in relation to the business model and business expansion;

3.	Reviewed and discussed with YYEM’s management on the business development and financial projections under YYEM’s specific objective and assumptions;

4.	Performed market research in relation to the economic outlook in general and the specific economic environment and market elements affecting the business, industry and market, and obtained relevant statistical figures from publicly available sources;

5.	Examined the relevant basis and assumptions of both the financial and operational information of YYEM, which are provided by YYEM’s management;

6.	Prepared a valuation model to derive the investment value of YYEM; and

7.	Presented all relevant information on the purpose of valuation, basis of valuation, scope of work, limitations in scope of work, sources of information, overview of YYEM, adopted approach for the valuation of YYEM, major assumptions, limiting conditions, remarks and opinion of value in this report.

Ravia’s opinion was solely based upon the assumptions stated in the valuation report and the information provided by the management of YYEM and has not verified the accuracy of the information provided and have assumed that the aforesaid information is accurate. While all data set forth in the report are reasonable and accurately determined to the best of Ravia’s knowledge, and the data, opinions, or estimates identified as being furnished by others that have been used in formulating Ravia’s analysis are gathered from reliable sources, Ravia made no guarantee or assumed any liability for their accuracy. The valuation reflects facts and conditions existing at the date of valuation report; subsequent events have not been considered, and Ravia is not required to update the report for such events and conditions.

Set forth below is a summary of Ravia’s valuation report. The following summary, however, does not purport to be a complete description of the valuation performed by Ravia.

Summary of Ravia’s Valuation Report

Source of Information

The valuation considered a range of relevant factors including, but not limited to, the following:

●	the overall business descriptions, operations and development of YYEM;

●	the financial and operational information in respect of YYEM;

●	financial projections reflecting the binding term sheets provided by YYEM management with the assumptions of three main revenue streams:

○	The royalty fee charged by YYEM to its China-based licensee (a related party to YYEM), which is principally engaged in both the online matchmaking business (which will include metaverse and AI matchmaking applications) and the offline matchmaking business (which is the operation of the matchmaking stores under the “Hand-in-Hand” brand);

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○	The regional licensing agreements, agreed with independent, non-affiliated organizations located in the United Kingdom (Eternity Technology Limited); in North America (Millennium Partners Corp.) and in Hong Kong (Guo Fu Enterprise Management Co., Limited), which will provide a minimum contracted royalty revenue to YYEM for the period February 2024 to December 2026 inclusive. The three regional territories incorporate UK/Europe, Sub-Saharan Africa, and Hong Kong/South East Asia. The cumulative contracted royalty minimum for the three-year period ending December 2026 is $76 million; and

○	New revenue streams from both expected organic growth in China, driven by the rapid expansion of the “Hand-in-Hand” stores, and expected subscriber base expansion through a structured roll-out of subsidiary companies, including but not limited to international markets such as, Macau, Taiwan, Singapore, Malaysia, France and South Africa. This geographic expansion is planned to commence at the beginning of fiscal year 2025;

●	The economic outlook in general and the specific economic environment and market elements affecting YYEM and its industry and market; and

●	Other reliable public data sources available from the market.

Overview of YYEM

Established in November 2021, YYEM is based in Hong Kong and has a single shareholder, Hongyu Zhou. Mr. Zhou is also the sole shareholder of YYEM’s China-based licensee. YYEM operates in the emerging “love & marriage” market sector, where, according to YYEM management, YYEM competes with US-based companies such as Match Group Inc (MTCH) and Bumble (BMBL).

According to YYEM’s management, the expected corporate structure of YYEM in 2025 is as follows:

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Revenue Growth

YYEM is now engaged in generating royalty revenues through the licensing of its intellectual property, which is used by licensees, including its China-based licensee, for their offline and online matchmaker platforms and will be further utilized by the new licensees operating in the UK/Europe, Sub-Saharan Africa, and Hong Kong/South East Asia markets, as well as by newly established subsidiary markets in the future.

According to the management, its China-based licensee currently operates 200 retail stores across 40 cities and expects to have 3,000,000 registered users by the end of fiscal year 2024. Revenue from each registered user can be as high as RMB10,000 (approximately $1,500), consisting of the one-time matchmaking service fees that provide the user with a personalized service delivered through the “Hand-In-Hand” store-front operations.

The expected longer-term revenue growth of the China-based “Hand-in-Hand” business can be directly attributable to the rapid expansion of their retail stores across all provinces and cities. Store expansion is planned to increase from the 200 stores currently operating in 2023 to 1,000 stores in 2024, 3,000 stores in 2025 and 10,000 stores in 2026. This store expansion is expected to drive the matchmaker user base to a target of 100,000,000 subscribers. The China operation now provides a template for new licensees and future subsidiary markets to replicate.

YYEM has already identified external investment capital to fund the store expansion plan in 2024 and 2025 and is planning to utilize its free cash flows to fund expansion in 2026 and beyond. Meanwhile, the online matchmaking business, delivered through its proprietary app, for which YYEM has numerous software-related, China-issued patents, will officially launch in late 2024. According to the due diligence report  , YYEM has recently developed an artificial intelligence (AI) matchmaker application, which according to the management, is designed to integrate with other large AI models such as Huawei Pangu, Baidu 6 Wenxinyiyan, Alibaba Tongyi, and Tencent Hunyuan. In addition, YYEM possesses six underlying metaverse-related technologies and nine patents in relation to the AI matchmaking application, which together enable access to Augmented Reality (AR) and eXtended Reality (XR), further enhancing YYEM’s future revenue growth potential in the online matchmaking segment. According to the management, the application is already being tested in the market to ensure the optimum user experience. The management anticipates that a large proportion of YYEM’s registered base of users will become subscribers of the AI matchmaking app and expand their matchmaking reach via a metaverse app.

As part of its longer-term vision, YYEM plans to develop a complete 360-degree platform that will drive incremental revenue by providing registered users with access to products and services that meet both their professional and social status.

YYEM has entered into license agreements with three regional or international non-affiliated companies. These agreements provide YYEM with contracted revenues through December 2026. Licensee details are as follows:

●	UK and Europe Region

○	Licensee: Enterprise Technology Limited
○	Contracted minimum royalty for 2024: the greater of 50% of annual net revenues or a minimum of $3 million (to be pro-rated for the portion of the year that the agreement is in effect);
○	Contracted minimum royalty for 2025: the greater of 50% of annual net revenues or a minimum of $8 million; and
○	Contracted minimum royalty for 2026: the greater of 50% of annual net revenues or a minimum of $8 million.

●	Hong Kong and South East Asia Region

○	Licensee: Guofu Enterprise Management
○	Contracted minimum royalty for 2024: the greater of 50% of annual net revenues or a minimum of $5 million (to be pro-rated for the portion of the year that the agreements in effect);
○	Contracted minimum royalty for 2025: the greater of 50% of annual net revenues or a minimum of $14 million; and
○	Contracted minimum royalty for 2026: the greater of 50% of annual net revenues or a minimum of $14 million.

●	Sub-Saharan Region

○	Licensee: Millenium Partners Corp.
○	Contracted minimum royalty for 2024: the greater of 50% of annual net revenues or a minimum of $4 million (to be pro-rated for the portion of the year that the agreement has been in effect);
○	Contracted minimum royalty for 2025: the greater of 50% of annual net revenues or a minimum of $10 million; and
○	Contracted minimum royalty for 2026: the greater of 50% of annual net revenues or a minimum of $10 million.

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Intellectual Property

The intellectual property used by YYEM for its business operations was transferred by Mr. Zhou during YYEM’s fiscal year 2023. This intellectual property underpins YYEM’s matchmaker operations and covers its online activities, including its website, all app-based products and its proposed metaverse activities.

The proprietary intellectual property owned by YYEM facilitates the analysis of big data to drive consumers to their websites, apps and retail stores and to track user lifestyle choices as YYEM works to deliver matchmaking events that lead to successful life partnerships. Key elements of YYEM’s intellectual property assets are designed to integrate into existing big data platforms. The company has numerous patents issued in China that cover specific attributes of its unique matchmaking platforms, both its online apps and its planned offline stores.

Adopted Approach for the Valuation

The income approach is adopted in the valuation as it takes the future growth potential and firm-specific issues into consideration and derives the expected value to YYEM on a continuing-use basis. Under the income approach, the Discounted Cash Flow (“DCF”) method, which begins with an estimation of the annual cash flows a market participant acquirer would expect the asset to generate over a discrete projection period, is adopted. The estimated cash flows for each of the years in the discrete projection period are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving the asset’s projected cash flows. The present values of the estimated cash flows are then added to the present value equivalent of the residual value of the asset (if any) at the end of the discrete projection period to arrive at an estimate of the value of the specific asset.

In order to estimate the value of YYEM and perform an overall reasonability assessment, it is required to determine the appropriate discount rate for YYEM. As such, Ravia has adopted the weighted average cost of capital (“WACC”) as a basic discount rate. WACC represents the weighted average return attributable to all of the operating assets of YYEM.

The concept of marketability addresses liquidity considerations of an ownership interest, that is, how readily an ownership interest can be converted into cash if the owner chooses to liquidate. Compared to similar interests in public companies, ownership interests in privately held company are not readily marketable. Therefore, the value of a share in a privately held company is in general less than that in a publicly held company. The discount for lack of marketability (“DLOM”) approach is a downward adjustment to the value of an investment in order to reflect its lower level of marketability. In this valuation, a DLOM of 15.7% was adopted.

In the valuation, the adopted parameters were determined with reference to the information in respect of publicly listed companies that were considered to be comparable to YYEM (the “Comparable Companies”). Since no company is exactly like YYEM, a set of Comparable Companies was required for valuing YYEM. To determine the Comparable Companies appropriately, the selection criteria were focused on companies that are principally engaged in the offline or online matchmaking business and are listed on a major stock exchange, with securities that have traded actively for a reasonable period, with sufficiency of information such as financial and operational information accessible from the market. Comparable Companies include Match Group Inc., Bumble Inc., ibj Inc., Matrimony.Com Ltd., Grindr Inc., Love Group Global Ltd., and Prosiebensat.1 Media SE.

Under the DCF method, a forecast of free cash flow streams is required throughout the projection period until an assumed stabilization occurs for the assets being appraised or until the end of economic useful life of the subject assets. Free cash flow will not necessarily be assumed to be stable in the near projection period but is expected to be mature and stabilized in the long run. To determine the future cash flow derived from YYEM, Ravia solely relied on the financial projection (the “Projection”) provided by YYEM management. The timeframe of the free cash flow projection was eight years, starting from February 1, 2024 to January 31, 2032 (the “Projection Period”). The projected revenue, gross profit and selling, general and administrative expenses for the Projection Period provided by the management are as follows:

Revenue

USD’000	FY2024	FY2025	FY2026	FY2027	FY2028	FY2029	FY2030	FY2031	Terminal Year
Revenue	15,500	37,000	67,500	101,250	136,688	157,191	169,766	178,254	183,361
%Change	706.00%	138.71%	82.43%	50.00%	35.00%	15.00%	8.00%	5.00%	2.87%

According to YYEM management, the revenue for the three years ending December 2026 is contracted by the three regional licensing agreements discussed above, which provide for a three-year cumulative revenue of $76 million (approximately 63% of the total projected revenue in the first three years).

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Gross Profit

USD’000	FY2024	FY2025	FY2026	FY2027	FY2028	FY2029	FY2030	FY2031	Terminal Year
Gross Profit	11,044	26,825	49,781	75,938	104,224	121,823	133,691	142,603	146,689
Gross Profit Margin	71.25%	72.50%	73.75%	75.00%	76.25%	77.50%	78.75%	80.00%	80.00%

Selling, General and Administrative Expenses (SG&A Expenses)

USD’000	FY2024	FY2025	FY2026	FY2027	FY2028	FY2029	FY2030	FY2031	Terminal Year
SG&A Expenses	7,130	17,020	31,050	46,575	62,876	72,308	78,092	81,997	84,346
SG&A Ratio	46.00%	46.00%	46.00%	46.00%	46.00%	46.00%	46.00%	46.00%	46.00%

Major Assumptions

In conducting the valuation work, certain major assumptions were adopted by Ravia in order to sufficiently support its opinion of value. In addition, Ravia’s valuation analyses are also subject to specific representations and certain principal assumptions that YYEM management considered necessary and appropriate for adoption in the valuation analyses, which are as follows:

●	The information provided and the representations made by YYEM management with regard to YYEM’s background stated in the report, including but not limited to the due diligence report, the unaudited financial position as at January 31, 2024, the unaudited financial statement for the year ended 2023, the business registration certificate, and the list of patents and technologies owned by YYEM and signed binding term sheets with independent regional licensees covering the UK/Europe, Sub-Saharan Africa, and Hong Kong and South East Asia in relation to the royalty fee arrangement with contracted annual minimum commitments are accurate and reliable;

●	YYEM will continue to operate as a going concern and has sufficient liquidity to maximize the efficiency of the operation of YYEM;

●	YYEM has obtained all necessary permits, business certificates, licenses and legal approvals to operate the business, and all relevant permits, business certificates, licenses and legal approvals to operate the business in the localities in which YYEM operates or intends to operate would be officially obtained and renewable upon expiry with de minimis expenses;

●	The financial projections, including but not limited to the revenue forecasts, revenue growth rate, gross profit margin, operating expenses as a proportion of revenue, expected useful life of fixed assets and intangible assets, capital expenditure of fixed assets and intangible assets as a percentage of revenue provided by the management are reasonable, reflecting market conditions and economic fundamentals and will be materialized;

●	There will be sufficient supply of technical staff in the industry in which YYEM operates or intends to operate, and YYEM will retain competent management, key personnel and technical staff to support its ongoing operations and development;

●	There will be no major changes in the current taxation laws in the localities in which YYEM operates or intends to operate, and the rates of tax payable shall remain unchanged and all applicable laws and regulations will be complied with;

●	There will be no major changes in the political, legal, economic or market conditions in the localities in which YYEM operates or intends to operate which would adversely affect the revenues attributable to and the profitability of YYEM;

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●	There will be no material changes in the relevant interest rates and exchange rates that would impact YYEM’s business; and

●	There are no undisclosed actual or contingent liabilities, and no unusual obligations or substantial commitments, other than in the ordinary course of business and as reflected in the financial statements, nor is there any litigation pending or threatened which would have a material impact on the value of YYEM as of January 31, 2024.

In case actual events do not accord with one or more of the above assumptions, the resulting value of YYEM may vary substantially from the figure set out in Ravia’s valuation report.

Miscellaneous

Ravia is a well-known independent valuation and advisory group based in Hong Kong. It was founded by experts including professional property surveyors, business appraisers, certified practicing accountants, and business development specialists. Ravia serves listed companies, auditors and other professional parties that need professional valuation services based on rigorous analysis and technical expertise.

Ravia received a fee of HKD250,000 (approximately $32,000) from YYEM for providing its valuation. This valuation fee was not contingent upon the consummation of the Acquisition. Further, YYEM has agreed to reimburse Ravia for its expenses and to indemnify Ravia against certain liabilities that might arise in relation to its engagement. In the ordinary course of Ravia’s business, Ravia and its affiliates may actively trade securities of Connexa for Ravia’s own account or the account of its customers and, accordingly, may at any time hold a long or short position in such securities. Ravia has not performed valuation services, material financial advisory, or any other services for YYEM in the past. Ravia has not performed valuation services, material financial advisory, or any other services for Connexa or their respective affiliates.

Closing and Effective Time of the Acquisition

We are working to complete the Acquisition as quickly as possible, and we expect to complete the Acquisition on or about June 15, 2024 if the Share Exchange Proposal is approved. However, we cannot assure you when or if the Acquisition will occur. The Acquisition is subject to other conditions, and it is possible that factors outside the control of both Connexa and YYEM could result in the Acquisition being completed at a later time, or not at all.

Dissenters’ and Appraisal Rights

Connexa stockholders do not have dissenters’ or appraisal rights under the DGCL in connection with the Acquisition and will not be afforded such rights.

Accounting Treatment

Both Connexa and YYEM prepare their financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Board of Directors and Management Following the Acquisition

At or after the Acquisition, the Board shall comprise those individuals designated by YYEM Seller, and all current members of the Board shall resign with such resignation being effective on the later of the Closing or the appointment or election of the new directors.

Interests of Connexa’s Directors and Officers in the Acquisition

As of the Record Date, the directors and executive officers of Connexa as a group owned and were entitled to vote approximately 4,482,341 shares of our common stock, representing 12.87% of the outstanding shares. Connexa expects that its directors and executive officers will vote their shares in favor of each of the proposals to be presented at the Annual Meeting.

Except as referred to above, the directors and executive officers of the Company do not have interests in the Acquisition different than the stockholders of Connexa.

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Regulatory Approvals Required for the Acquisition

Under Nasdaq Listing Rule 5635(a)(1), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock, among other things, in connection with the acquisition of another company’s stock if the number of shares of common stock to be issued is in excess of 20% of the number of shares of common stock then outstanding. Although the Exchange Shares will only constitute 19.99% of our issued and outstanding shares of common stock immediately prior to Closing, it will result in the issuance of more than 20% of our issued and outstanding shares of common stock immediately prior to Closing in connection with the Acquisition.

Under Nasdaq Listing Rule 5635(b), a listed company is required to obtain stockholder approval prior to the issuance of common stock that will result in a “change of control” of the company (which may be deemed to occur if, as a result of the issuance, an investor or affiliated investor group acquires, or has the right to acquire, at least 20% of the outstanding shares of common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership or voting power would be the largest ownership position of the issuer). You should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule.

Accordingly, in order to ensure compliance with Nasdaq Listing Rule 5635(a)(1) and Rule 5635(b), we must obtain the approval of our stockholders for the issuance of the Exchange Shares in connection with the Acquisition. Furthermore, under the Exchange Agreement, stockholder approval of the issuance of the Exchange Shares is a condition to closing the Acquisition.

Except as set forth above, the Acquisition and the transactions contemplated by the Exchange Agreement are not subject to any additional federal or state regulatory requirement or approval, except for Nasdaq’s approval of listing of the Exchange Shares, Nasdaq’s approval of the Reverse Stock Split, and the filings with the Secretary of State of the State of Delaware necessary to effectuate the Capital Increase Proposal if they are approved at the Annual Meeting.

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THE EXCHANGE AGREEMENT

General

On March 18, 2024, the Company entered into the Purchase Agreement and Exchange Agreement with YYEM Seller and YYEM.

Pursuant to the Exchange Agreement, the Company has agreed to purchase, and the YYEM Seller has agreed to sell, 5,000 ordinary shares of YYEM, representing 50% of the issued and outstanding ordinary shares of YYEM, for 162,551,440 newly issued shares of Common Stock to the YYEM Seller. The shares are expected to represent 82.4% of the issued and outstanding shares of Common Stock as of the date of the closing of the Share Exchange Transaction.

Representations and Warranties

The Exchange Agreement contains customary representations and warranties made by the YYEM Seller and YYEM. Specifically, the representations and warranties in the Exchange Agreement (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds, as may or may not be specifically indicated in the text of the Exchange Agreement) relate to the following subject matters, among other things:

●	due incorporation, valid existence, good standing, and qualification to do business;
●	corporate power and authority to enter into the Exchange Agreement, and to consummate the transactions under the Exchange Agreement, which are duly authorized and binding obligations of Connexa;
●	that the Exchange Agreement and each of the related transaction documents is duly authorized and is a binding obligation;
●	the absence of certain specified violations of, or conflicts with, YYEM’s governing documents, applicable law, and certain agreements as a result of entering into the Exchange Agreement;
●	corporate structure;
●	organization documents;
●	capitalization, including the number of shares and derivative securities outstanding;
●	compliance of business and operations with applicable laws and orders;
●	the absence of certain liabilities, undisclosed legal proceedings and governmental orders against YYEM;
●	material contracts;
●	maintenance of internal accounting controls;
●	status and filing of tax returns and tax investigations;
●	labor matters;
●	title to assets;
●	intellectual property and data privacy;
●	affiliate transactions;
●	liabilities;
●	Foreign Corrupt Practices Act;
●	absence of certain changes and undisclosed events; and
●	verification of accuracy of disclosures.

The Exchange Agreement also contains customary representations and warranties made by Connexa to YYEM. Specifically, the representations and warranties of Connexa in the Exchange Agreement (some of which are qualified by concepts of knowledge and/or materiality) relate to the following subject matters, among other things: due organization and qualification to do business; requisite authority and power; binding obligations; subsidiaries; organizational documents; capitalization; brokers and finders; compliance with laws; legal and other proceedings; contracts; financial statements; taxes; absence of certain changes; proxy statement information and financial disclosures; validity of representation and warranties.

Many of the representations and warranties contained in the Exchange Agreement are qualified by a materiality standard, including in some cases a “Buyer Material Adverse Effect” or “Company Material Adverse Effect” (as defined in the Exchange Agreement). Moreover, the representations and warranties contained in the Exchange Agreement are complicated and not easily summarized. You are urged to carefully read the sections of the Exchange Agreement, which is attached hereto as Annex A, titled “Representations and Warranties of Seller” and “Representations and Warranties of Buyer.”

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The representations and warranties contained in the Exchange Agreement (as well as the covenants described herein and set forth in the Exchange Agreement) were made solely for purposes of the Exchange Agreement and solely for the benefit of the parties to the Exchange Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by references to the Company’s filings with the SEC and confidential disclosures, were made for the purposes of allocating contractual risk among the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws that might contradict the terms and information contained in the Exchange Agreement and will update such disclosure as required by federal securities laws. The representations and warranties will not survive the closing of the Acquisition.

Covenants and Agreements

Connexa has agreed to carry on its business in the ordinary course and substantially in the manner currently conducted, and has further agreed to not take any of the following actions, without the prior written consent of the YYEM, such consent not to be unreasonably withheld, conditioned or delayed:

(a)	amend any of the Company’s organizational documents or any of the comparable organizational documents of any of the Company’s subsidiaries (including partnership agreements and limited liability company agreements);

(b)	make, declare or pay any dividend or distribution on any shares of its capital stock or enter into any agreement restricting or limiting the ability of the Company or any of its Subsidiaries to make any payment of dividends or to make any distributions to its stockholders, other than (i) dividends and distributions by wholly owned Subsidiaries of the Company in the ordinary course of business and (ii) such restrictions or limitations as are required by applicable Law;

(c)	(i) adjust, split, combine or reclassify its capital stock, (ii) issue, redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock, equity interest, or any securities convertible or exchangeable into or exercisable for any shares of its capital stock or equity interest (other than pursuant to the vesting, exercise or settlement of awards under any incentive plan of the Company, if any, outstanding as of the date of this Agreement) or (iii) enter into any contract with respect to the voting or registration of its capital stock or equity interest;

(d)	assume or guarantee any indebtedness for borrowed money other than (a) pursuant to any indebtedness instrument outstanding as of the date of this Agreement and made available to Buyer, (b) in connection with interest rate hedges on terms in the ordinary course of business consistent with past practice, or (c) pursuant to any letters of credit that the Company enters into in the ordinary course of its business;

(e)	file any material amended tax return, settle any material tax claim or assessment, surrender in writing any right to claim a material refund of taxes, consent to (or request) any extensions or waiver of the limitation period applicable to any material Tax claim or assessment, or enter into any “closing agreement” within the meaning of Section 7121 of the Internal Revenue Code (or any similar provision of state, local, or non-U.S. Law) or any voluntary disclosure agreement with any Governmental Authority, in each case, with respect to a material amount of taxes;

(f)	materially change its accounting policies or procedures or any of its methods of reporting income, deductions or other items for material accounting purposes or revalue any of its material assets other than as required by changes in IFRS or applicable law after the date hereof;

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(g)	except for the Separation Agreement, sell, lease, license, transfer, pledge, encumber, grant or dispose of any company assets, including any intellectual property rights and the capital stock of subsidiaries of the Company, that are material to the Company and its subsidiaries, taken as a whole other than (a) in connection with products or services offered or provided in the ordinary course of business, (b) the disposition of used, obsolete or excess equipment in the ordinary course of business or (c) expirations of company registered intellectual property in accordance with the applicable statutory term, grants of non-exclusive licenses of company owned intellectual property, or dispositions of non-material company owned intellectual property, in each case in the ordinary course of business;

(h)	commence, initiate, waive, release, assign, settle or compromise any legal action, or enter into any settlement agreement or other understanding or agreement with any governmental authority (other than in the case of this clause, entry into commercial agreements not relating to a dispute with such governmental authority in the ordinary course of business) relating to the Company or any of its subsidiaries, other than any such waiver, release, assignment, settlement or compromise with a person that is not a governmental authority that is limited only to the payment of money or other form of value that, collectively in respect of such waiver, release, assignment, settlement or compromise, is not in excess of $500,000 individually or $1,000,000 in the aggregate;

(i)	enter into or amend any arrangement or Contract with any affiliate, director, officer or stockholder of the Company that would reasonably be expected to materially delay or prevent the consummation of the Acquisition;

(j)	Take any action that would reasonably be expected to result in any of the conditions to the transactions contemplated herein set forth in Article VI of the Exchange Agreement not being satisfied or satisfaction of those conditions being materially delayed; or

(k)	agree in writing or otherwise enter into a binding agreement to do any of the foregoing.

Post-Closing Covenants

The Parties each agree that they will take any further action (including the execution and delivery of such further instruments and documents) as any other party may reasonably request in the event it is necessary to carry out the purposes of the Exchange Agreement.

Indemnification

From and after the Closing, the Company and YYEM Seller agreed to indemnify each other, and their respective Affiliates, employees, agents, partners, representatives, successors and permitted assigns, and hold them harmless against any losses any such indemnified party may suffer or become subject to as a result of, or which arise out of, relate to, or are caused by (i) any inaccuracy in or breach of any respective representation or warranty set forth in the Exchange Agreement or in any certificate; or (ii) any breach of any respective covenant or agreement set forth in the Exchange Agreement, unless and until the aggregate amount of all losses subject to indemnification thereunder exceeds $100,000, which threshold shall not apply to losses arising from or incurred as a result of fraud.

Public Announcements

Connexa filed a Current Report on Form 8-K on March 21, 2024, describing the material terms of the Exchange Agreement and the transactions contemplated thereby. Prior to the Closing, Connexa and YYEM shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the SEC or any other regulatory agency or Nasdaq with respect to the transactions contemplated by the Acquisition and the Exchange Agreement. The parties shall all receive the prior written consent of the others before issuing a press release or otherwise making a public statement, filings or other communications. The disclosing party shall use commercially reasonable efforts to provide the other parties with at least three days’ prior notice of such disclosure and shall incorporate in the disclosure the reasonable comments of the other parties.

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Efforts to Obtain Nasdaq Approval, and Continued Listing

We are also required to use our commercially reasonable best efforts to cause the Exchange Shares to be issued and to be approved for listing on Nasdaq and to continue to trade on Nasdaq following the Closing. Failure to continue being listed on Nasdaq will result in our common stock being illiquid.

Financial Accommodations

As an inducement to the Company to complete the Acquisition, the Agreements provide that aggregate payments of (a) $5 million shall be made to the Company in cash by YYEM as follows: (i) $800,000 payable within two business days of the date of the Agreements; (ii) $1,200,000 payable within three business days of the Company changing its ticker symbol from “CNXA” to “YYAI” or such other symbol as the parties may agree; (iii) $500,000 to be deposited in an escrow account at the Closing, which amount shall be held in the escrow account for a period of 30 days from the Closing Date and paid to NewCo provided no claims relating to the period prior to the Separation are made against the Company; and (iv) $2,500,000 payable at the Closing to the Company.

Conditions to Closing of the Acquisition

The Exchange Agreement provides that:

●	at or after the Closing, subject to applicable rules and requirements of Nasdaq and the SEC, the Board shall comprise individuals designated by the YYEM Seller, and the current members of the Board shall resign with such resignation being effective on the later of the Closing Date or the appointment or election of the new members of Board;
●	on or before the Closing Date, the Company shall obtain approval from holders of shares of Common Stock for the Share Exchange Transaction and other matters related to the Share Exchange Transaction;
●	on or before the Closing Date, the Company shall obtain approval from Nasdaq for the Reverse Stock Split of the Common Stock at a ratio to be determined by the parties;
●	as a condition to Closing, from the date of the Exchange Agreement through the Closing Date, the existing shares of Common Stock shall have been continually listed on Nasdaq, and the Company shall have not received a determination from Nasdaq indicating that the Common Stock will be delisted from Nasdaq; and
●	the Company and YYEM shall cooperate to effectuate the Reverse Stock Split, obtain approval from Nasdaq of a new listing application to be submitted to Nasdaq in connection with the Share Exchange Transaction, and provide such information as is necessary for the Company to obtain shareholder approval of the Share Exchange Transaction and other matters relating thereto.

We cannot provide assurance as to when, or if, all of the closing conditions will be satisfied or waived by the relevant party. As of the date of this proxy statement, we have no reason to believe that any of the conditions will not be satisfied.

Closing Deliverables

At the Closing, the Company shall deliver to YYEM Seller the following:

●	copies of all resolutions of the Board authorizing the execution, delivery, and performance of this Agreement and the other agreements, instruments, and documents required to be delivered in connection with the Exchange Agreement or at the Closing to which the Company is a party and the consummation of the transactions contemplated hereby and thereby;

●	the Exchange Shares;

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●	all documents, instruments, agreements and certificates that may be deliverable in connection with the performance or fulfillment of the conditions under Section 6.01 and Section 6.03 of the Exchange Agreement that are relevant to the Company;

●	a duly executed bought and sold note, as applicable; and

●	all other documents, instruments and writings which may be reasonably requested by YYEM Seller to be delivered by the Company at or prior to the Closing pursuant to the Exchange Agreement.

At the Closing, YYEM Seller shall deliver to the Company the following:

●	payment of the Closing Cash Payment (as defined in the Exchange Agreement);

●	evidence that the Closing Cash Deposit (as defined in the Exchange Agreement) has been deposited to the escrow account;

●	a good standing certificate (or its equivalent) for YYEM from the relevant governmental authority of Hong Kong, if applicable, and each other jurisdiction where YYEM is qualified, registered, or authorized to do business, if any;

●	if the YYEM shares are represented by certificates, such certificates duly endorsed for transfer by YYEM Seller, as applicable;

●	a counterpart to any consents required in connection with the transactions contemplated by the Exchange Agreement;

●	all documents, instruments, agreements and certificates that may be deliverable in connection with the performance or fulfillment of the conditions under Section 6.01 and Section 6.02 of the Exchange Agreement that are relevant to YYEM Seller;

●	a duly executed bought and sold note as may be required under the law of Hong Kong; and

●	all other documents, instruments and writings which may be reasonably requested by YYEM Buyer to be delivered by YYEM Seller and YYEM at or prior to the Closing pursuant to the Exchange Agreement.

Termination

The Exchange Agreement may be terminated by mutual written consent of the Company and the YYEM Seller at any time before the Closing or by either the Company or the YYEM Seller at any time before the Closing if the Share Exchange Transaction has not been consummated by the date that is 180 days from the date of the Exchange Agreement (the “Terminated Date”) or if any party breaches the Exchange Agreement with respect to the closing conditions and such breaches cannot be cured by the Termination Date. If the Exchange Agreement is terminated by the Company unilaterally and of its own volition other than due to the aforementioned termination conditions, the Company shall be liable for a termination fee in the amount of three times the fees and costs incurred by the YYEM Seller in connection with the Share Exchange Transaction up to a maximum amount in the aggregate of $600,000, with certain exceptions, including, but not limited to lack of SEC or Nasdaq approval or lack of approval from holders of shares of Common Stock of the Share Exchange Transaction.

Fees and Expenses

Except as described above under “Financial Accommodations,” each party will bear its own expenses in connection with the Exchange Agreement and the transactions contemplated thereby.

Third-Party Beneficiaries

Except as set forth in the Exchange Agreement, nothing expressed or referred to in the Exchange Agreement will be construed to give any person other than the parties to the Exchange Agreement any legal or equitable right, remedy, or claim under or with respect to the Exchange Agreement or any provision of the Exchange Agreement.

Governing Law

All matters arising out of or relating to the Exchange Agreement (including its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the Law of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of Laws of any jurisdictions other than those of the State of New York.

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FINANCIAL INFORMATION RELATED TO THE ACQUISITION

Financial Statements of the Company

The audited financial statements of the Company for the years ended April 30, 2023 and April 30, 2022 and the unaudited financial statements of the Company for the nine months ended January 31, 2024 and January 31, 2023 are included herein. See “Index to Financial Statements” below in this proxy statement.

A representative of Olayinka Oyebola & Co. is not expected to be present at the Annual Meeting or to be available to comment or respond to questions.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company

The following discussion of our financial condition and results of operations should be read in conjunction with the financial statements and related notes included elsewhere in this proxy statement and our Annual Report on Form 10-K for the year ended April 30, 2023. Certain statements in this discussion and elsewhere in this report constitute forward-looking statements. See “Cautionary Statement Regarding Forward-Looking Information” elsewhere in this proxy statement. Because this discussion involves risks and uncertainties, our actual results may differ materially from those anticipated in these forward-looking statements.

Overview

Lazex Inc. (“Lazex”) was incorporated under the laws of the State of Nevada on July 12, 2015. On August 23, 2019, the majority owner of Lazex entered into a Stock Purchase Agreement with Slinger Bag Americas Inc., a Delaware corporation (“Slinger Bag Americas”), which was 100% owned by Slinger Bag Ltd. (“SBL”), an Israeli company. In connection with the Stock Purchase Agreement, Slinger Bag Americas acquired 2,000,000 shares of common stock of Lazex for $332,239. On September 16, 2019, SBL transferred its ownership of Slinger Bag Americas to Lazex in exchange for the 2,000,000 shares of Lazex acquired on August 23, 2019. As a result of these transactions, Lazex owned 100% of Slinger Bag Americas and the sole shareholder of SBL owned 2,000,000 shares of common stock (approximately 82%) of Lazex. Effective September 13, 2019, Lazex changed its name to Slinger Bag Inc.

On October 31, 2019, Slinger Bag Americas acquired control of Slinger Bag Canada, Inc., (“Slinger Bag Canada”) a Canadian company incorporated on November 3, 2017. There were no assets, liabilities or historical operational activity of Slinger Bag Canada.

On February 10, 2020, Slinger Bag Americas became the 100% owner of SBL, along with SBL’s wholly owned subsidiary Slinger Bag International (UK) Limited (“Slinger Bag UK”), which was formed on April 3, 2019. On February 10, 2021, Zehava Tepler, the owner of SBL, contributed Slinger Bag UK to Slinger Bag Americas for no consideration.

Effective February 25, 2020, the Company increased the number of authorized shares of common stock from 75,000,000 to 300,000,000 via a four-to-one forward split of its outstanding shares of common stock. All share and per share information contained in this report have been retroactively adjusted to reflect the impact of the stock split.

On June 21, 2021, Slinger Bag Americas entered into a membership interest purchase agreement with Charles Ruddy to acquire a 100% ownership stake in Foundation Sports Systems, LLC (“Foundation Sports”).

On February 2, 2022, the Company entered into a share purchase agreement with Flixsense Pty, Ltd. (“Gameface”). As a result of the share purchase agreement, Gameface would become a wholly owned subsidiary of the Company.

On February 22, 2022, the Company entered into a merger agreement with PlaySight Interactive Ltd. (“PlaySight”) and Rohit Krishnan (the “Shareholders’ Representative”). As a result of the merger agreement, PlaySight became a wholly owned subsidiary of the Company.

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On June 14, 2022, the Company effected a 1-for-10 reverse stock split, where the Company’s common stock began to trade on a reverse split adjusted basis. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock. All references to the outstanding stock have been retrospectively adjusted to reflect this reverse split. The Company also consummated a public offering of shares of its common stock and the listing of its common stock on the Nasdaq Capital Market.

On November 17, 2022, Gabriel Goldman and Rohit Krishnan resigned from the Board. Gabriel and Rohit were members of the audit and compensation committees. Gabriel Goldman was a member of the Company’s Nominating and Corporate Governance Committee. Neither Gabriel nor Rohit advised the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

On December 5, 2022, the Company assigned 75% of its membership interest in Foundation Sports to Charles Ruddy, its founder and granted him the right for a period of three years to purchase the remaining 25% of its Foundation Sports membership interests for $500,000 in cash. As of December 5, 2022, the results of Foundation Sports were no longer be consolidated in the Company’s financial statements, the Company recorded a loss on the sale and the investment is now accounted for as an equity method investment. On December 5, 2022, the Company analyzed this investment and established a reserve for the investment at the full amount of $500,000.

On November 27, 2022, the Company entered into a share purchase agreement (the “Agreement”) with PlaySight, Chen Shachar and Evgeni Khazanov (together, the “Buyer”) pursuant to which the Buyer purchased 100% of the issued and outstanding shares of PlaySight from the Company in exchange for (1) releasing the Company from all of PlaySight’s obligations towards its vendors, employees, tax authorities and any other (past, current and future) creditors of PlaySight; (2) waiver by the Buyer of 100% of the personal consideration owed to them under their employment agreements in the total amount of U.S. $600,000 (which would have been increased in December 2022 to U.S. $800,000); and (3) cash consideration of U.S. $2 million to be paid to the Company as follows:

(i)	a promissory note in the amount of U.S. $2 million issued and delivered to the Company (the “Promissory Note”).

(ii)	The maturity due date of the Promissory Note is December 31, 2023 subject to a one year extension in the discretion of the Buyer until December 31, 2024.

(iii)	The Promissory Note can be partially paid over the time, but in the event it is not paid in full by December 31, 2024, then the remaining amount due (i.e. U.S. $2 million less any amount paid), will be converted into ordinary shares of PlaySight (the “Deposited Shares”), which will be deposited with the escrow company of Altshuler Shaham Trust Ltd. (the “Escrow Agent”) for the benefit of the Company or, at the election of the Company, issued in the form of a stock certificate or recorded in some other market-standard format to be held by the Escrow Agent.

(iv)	The number of the Deposited Shares shall be determined according to the post-money valuation of the last investment round of the Company, and in the absence of such investment round, the total number of the Deposited Shares shall be $2 million divided by the Company’s valuation to be determined at that time by a third party appraiser, to be nominated by both the Company and the Buyer (the “Appraiser”). The Company and the Buyer have agreed that the identity of the Appraiser shall be Murray Devine Valuation Advisers, to the extent their cost of the appraisal shall not be higher than the cost of other appraisers from the big 4 accounting firms (i.e., E&Y, KPMG, PWC and Deloitte). The Company and the Buyer have agreed to split the cost of the Appraiser.

The Company also released PlaySight from all of its obligations (except for those created by the Agreement) in respect of the Company, including any inter-company debts on the books, and the Buyer has released the Company from all of its obligations (except for those created by the Agreement) in respect of PlaySight and the Buyer.

The total loss on disposal of Foundation Sports and PlaySight amounted to $41,413,892 in the year ended April 30, 2023.

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In April 2023, the Company determined that the technology utilized in Gameface would take substantially more financial resources and more time to bring to market and achieve profitability than originally anticipated. As a result, the goodwill and intangible assets related to Gameface were fully impaired as of April 30, 2023, resulting in an impairment loss of $11,421,817. The Company previously classified Foundation Sports in continuing operations, until December 5, 2022 when they sold 75% of Foundation Sports back to the original owners at which time it deconsolidated this subsidiary and recorded a loss on the sale. The Company also determined to dispose of the PlaySight entity during the year ended April 30, 2023. The Company completed the sale in November 2022 and recorded a loss on the sale at that time. The total loss on disposal of Foundation Sports and PlaySight amounted to $41,413,892 in the year ended April 30, 2023. The Company impaired all goodwill as of April 30, 2023.

On June 8, 2023, the Company entered into a merchant cash advance agreement with Meged Funding Group (“Meged”) pursuant to which the Company sold $315,689 in future receivables to Meged (the “Meged Receivables Purchased Amount”) to in exchange for payment to the Company of $210,600 in cash less fees of $10,580. The Company agreed to pay Meged $17,538 each week until the Meged Receivables Purchased Amount is paid in full.

On July 26, 2023, the Company received a letter from the Listing Qualifications Department of Nasdaq indicating that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2023 did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2.5 million (the “Minimum Stockholders’ Equity Requirement”). In addition, the Company did not meet the alternatives of listed securities or net income from continuing operations as of the date of the letter. The Company timely submitted a compliance plan to the Panel and on August 23, 2023 received notice from Nasdaq that it has until January 22, 2024 to demonstrate compliance with the Minimum Stockholders’ Equity Requirement. On January 22, 2024, the Company consummated and received a cash investment of $16,500,000 (as described in more detail below), which increased the company’s stockholder equity to $4,484,993, which has brought the Company back into compliance with the Minimum Stockholders’ Equity Requirement. On January 30, 2024, the Company received a letter from Nasdaq confirming that following the receipt of a an investment of $16.5 million as disclosed in the Company’s current report filed on Form 8-K on January 24, 2024 (i) the Company has regained compliance with the minimum shareholder equity requirement in Listing Rule 5550(b)(1) (the “Equity Rule”), as required by the Nasdaq Hearing Panel’s decision dated April 12, 2023, and (ii) in application of Listing Rule 5815(d)(4)(B), the Company will be subject to a mandatory panel monitor for a period of one year from the date of such letter. If, within that one-year monitoring period, the Company is no longer in compliance with the Equity Rule, then, notwithstanding Rule 5810(c)(2), the Company will not be permitted to provide Nasdaq with a plan of compliance with respect to such deficiency and Nasdaq will not be permitted to grant additional time for the Company to regain compliance with respect to such deficiency, nor will the Company be afforded an applicable cure or compliance period pursuant to Ruel 5810(c)(3). Instead, Nasdaq will issue a delist determination letter and the Company will have the opportunity to request a new hearing. The Company will have the opportunity to respond/present to the hearing panel as provided by Listing Rule 5815(d)(4)(C) and the Company’s securities may at that time be delisted from Nasdaq.

On August 7, 2023, the Company entered into an agreement with UFS (the “UFS Agreement”) pursuant to which the Company sold $797,500 in future receivables (the “UFS Second Receivables Purchased Amount”) to UFS in exchange for payment to the Company of $550,000 in cash less fees of $50,000. The Company agreed to pay UFS $30,000 each week until the UFS Second Receivables Purchased Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to UFS under the UFS Agreement, the Company granted to UFS a security interest in the following collateral: all accounts receivable and all proceeds as such term is defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

On September 13, 2023, the Company held a special meeting of stockholders in which the following items were approved: (i) the issuance of (i) 25,463 shares of the our common stock, par value $0.001 per share, that were issued on October 3, 2022, and, (ii) 295,051 shares of our common stock issuable upon exercise of Pre-Funded Warrants at an exercise price of $0.00001 per share, (iii) 320,513 shares of common stock issuable upon the exercise of 5-Year Warrants at an exercise price of $15.60 per share, (iv) 641,026 shares of common stock issuable upon the exercise of 7.5 Year Warrants at an exercise price of $17.20 per share and (v) 452,489 shares of our common stock issuable upon the exercise of 5.5 Year Warrants at an exercise price per share equal to $8.84 per share to an investor and (ii) a reverse stock split of our common stock within a range of 1-for-10 to 1-for-40, with the Board to set the specific ratio and determine the date for the reverse stock split to be effective and any other action deemed necessary to effectuate the reverse stock split, without further approval or authorization of stockholders, at any time within 12 months of the special meeting date. The Company effected a 1-for-40 reverse stock split of its common stock on September 25, 2023.

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On September 25, 2023, as a result of the shareholder approval obtained at the special meeting of stockholders on September 13, 2023 and the reverse stock split, the aggregate number of Pre-Funded Warrants, 5-Year Warrants, 5.5-Year Warrants and 7-Year Warrants increased from 1,709,097 to 9,426,952 due to certain adjustments that were required to be made by the terms of the relevant warrants in the event of receipt of shareholder approval and the occurrence of the reverse stock split.

On September 19, 2023, the Company entered into an agreement with Meged (the “Second Meged Agreement”) pursuant to which the Company sold $423,000 in future receivables to Meged (the “Meged Second Receivable Amount”) in exchange for paying the then outstanding balance of $70,153.20 of the Meged Receivables Purchased Amount in full with the balance being retained by the Company in cash for general purposes. The Company agreed to pay Meged $15,107.14 each week until the Meged Second Receivable Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to Meged under the Second Meged Agreement, the Company granted to Meged a security interest in the following collateral: all accounts receivable and all proceeds as such term is defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

On September 19, 2023, the Company entered into an agreement with Meged (the “Second Meged Agreement”) pursuant to which the Company sold $423,000 in future receivables to Meged (the “Meged Second Receivable Amount”) in exchange for paying the then outstanding balance of $70,153.20 of the Meged Receivables Purchased Amount in full with the balance being retained by the Company in cash for general purposes. The Company agreed to pay Meged $15,107.14 each week until the Meged Second Receivable Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to Meged under the Second Meged Agreement, the Company granted to Meged a security interest in the following collateral: all accounts receivable and all proceeds as such term is defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

On October 11, 2023, the Company entered into a loan and security modification agreement (the “Loan and Security Modification Agreement”) with a one or more institutional investors (the “Lenders”) and a certain institutional investor, as agent for the Lenders (the “Agent”) amending the terms of the Loan and Security Agreement dated January 6, 2023 (the “LSA”) by and among the Company, the Lenders and the Agent to make an additional loan of $1,000,000 and modify the terms of the LSA to reflect the New Loan.

In connection with the Loan and Security Modification Agreement, the Company agreed to issue to the investor warrants (the “Common Warrants”) to purchase up to 169,196 shares of Common Stock at an exercise price of $1.90 per share. The Common Warrants are exercisable nine months after their issuance and will expire five and one-half years from their date of issuance. The Common Warrants and the shares of our Common Stock issuable upon the exercise of the Common Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), were not offered pursuant to the Registration Statement and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, and Rule 506(b) promulgated thereunder.

On October 12, 2023, the Board approved an amendment to the Bylaws of the Company to reduce the percentage of shares of stock, issued and outstanding and entitled to vote, to be present in person or represented by proxy in order to constitute a quorum for the transaction of any business from a majority to thirty three and one third percent (33-1/3%).

On November 14, 2023, the Company issued 224,472 shares of Common Stock to Sapir LLC. Sapir LLC is controlled by Aitan Zacharin, an investor relations and financial structuring consultant to the Company who is a party to an amended and restated consulting agreement with the Company dated April 30, 2020 (the “AZ Consulting Agreement”). Pursuant to the AZ Consulting Agreement, the Company owed Mr. Zacharin $127,500 as consulting fee compensation through November 30, 2023 (the “Consulting Fee Compensation”). In addition, the Company granted Mr. Zacharin $127,500 as discretionary compensation (“Discretionary Compensation”) pursuant to Section 2.1(d) of the AZ Consulting Agreement. In consideration of the Consulting Fee Compensation and the Discretionary Compensation, the issuance of shares of Common Stock consisted of (i) 160,338 shares of Common Stock as payment of the Consulting Fee Compensation, and (ii) 64,134 shares of Common Stock as payment of the Discretionary Compensation.

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On November 16, 2023, the Company entered into an agreement with Agile Capital Funding (the “ACF Agreement”) pursuant to which the Company sold $693,500 in future receivables to ACF (the “ACF Receivable Amount”) in exchange for $450,000 in cash. The Company agreed to pay ACF $28,895.83 each week until the ACF Receivable Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to ACF under the ACF Agreement, the Company granted to ACF a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

On December 6, 2023, the Company entered into an inducement offer letter agreement (the “Inducement Letter”) with the holder of certain of the Company’s existing warrants to purchase up to a total of 4,972,203 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), consisting of: (i) 1,410,151 shares of Common Stock issuable upon the exercise of warrants issued on September 28, 2022 each at an exercise price of $3.546 per share with a term of five year (the “September 2022 Five Year Warrants”); (ii) 3,109,563 shares of Common Stock issuable upon the exercise of warrants issued on September 28, 2022 each at an exercise price of $3.546 per share with a term of seven and one half years (the “September 2022 Seven and a Half Year Warrants”); and (iii) 452,489 shares of Common Stock issuable upon the exercise of warrants issued on January 6, 2023 (the “January 2023 Warrants” and, together with the September 2022 Five Year Warrants and the September 2022 Seven and a Half Year Warrants, the “Existing Warrants”).

Pursuant to the Inducement Letter, the holder of the warrants agreed to exercise for cash its Existing Warrants to purchase an aggregate of 4,972,203 shares of Common Stock at a reduced exercise price of $0.294 per share in consideration of the Company’s agreement to issue new common stock purchase warrants (the “New Warrants”), as described below, to purchase up to an aggregate of 9,944,406 shares of Common Stock (the “New Warrant Shares”). The Company received aggregate gross proceeds of $1,461,827.68 from the exercise of the Existing Warrants by the Holder, before deducting offering expenses payable by us. The transaction closed on December 7, 2023 (the “Closing Date”).

The resale of the shares of the Common Stock underlying the Existing Warrants and 224,472 shares of Common Stock owned by Sapir LLC, a consultant engaged by the Company were registered pursuant to an existing registration statement on Form S-1 (File No. 333-275407), declared effective by the SEC on December 4, 2023.

The Company also agreed to file a registration statement on Form S-1 (or other appropriate form if it is not then Form S-1 eligible) providing for the resale of the New Warrant Shares issued or issuable upon the exercise of the New Warrants (the “Resale Registration Statement”), within 60 days after the Closing Date, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within 120 days following the Closing Date and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares. The Company will have to pay partial liquidated damages pursuant to the Resale Registration Statement provision of the Inducement Letter if certain deadlines and requirements are not met. In the Inducement Letter, the Company agreed not to issue any shares of Common Stock or Common Stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until 60 days after the Closing Date. The Company also agreed not to effect or agree to effect any Variable Rate Transaction (as defined in the Inducement Letter) until one (1) year after the Closing Date (subject to an exception). In addition, the Company agreed in the Inducement Letter to grant the Holder a participation right in future financings until the date the principal amount of a promissory note issued to the Holder in January 2023 and as modified in October 2023 has been fully repaid.

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On December 12, 2023, the Company received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of Nasdaq informing the Company that because the closing bid price for the Company’s common stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, the Company is not in compliance with the minimum bid price requirement for continued listing on the Nasdaq as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from December 12, 2023, or until June 10, 2024, to regain compliance with the Minimum Bid Price Requirement. If at any time before June 10, 2024, the closing bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of 10 consecutive trading days (which number days may be extended by Nasdaq), Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Bid Price Requirement, and the matter would be resolved. The Notice also disclosed that in the event the Company does not regain compliance by June 10, 2024, the Company may be eligible for an additional 180-calendar day compliance period. To qualify for additional time, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq, with the exception of the bid price requirement, and would need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. In the event the Company is not eligible for the second grace period, Nasdaq will provide written notice that the Company’s common stock is subject to delisting. If the Company is notified by Nasdaq that its securities will be subject to delisting, the Company may appeal the delisting determination and request a hearing before the Nasdaq Hearings Panel (the “Panel”). If the request for a Panel is timely made, any further suspension or delisting action would be stayed pending the conclusion of the hearing process and expiration of any extension that may be granted by the Panel. There can be no assurance that the Company will be able to satisfy the Nasdaq’s continued listing requirements, regain compliance with the Minimum Bid Price Requirement, the Minimum Stockholders’ Equity Requirement, and maintain compliance with other Nasdaq listing requirements.

There can be no assurance that the Company will be able to satisfy the Nasdaq’s continued listing requirements, regain compliance with the Minimum Bid Price Requirement, and maintain compliance with other Nasdaq listing requirements.

On January 10, 2024, the Company entered into an agreement with Agile Capital Funding, LLC (the “Agile Jan Agreement”) pursuant to which the Company sold $1,460,000 in future receivables to Agile Capital Funding, LLC (the “Agile Jan Receivable Amount”) in exchange for $1,000,000 in cash. The Company agreed to pay Agile Capital Funding, LLC (“Agile”) $52,142.86 each week until the Agile Receivable Amount is paid in full. In order to secure payment and performance of the Company’s obligations to Agile under the Agile Jan Agreement, the Company granted to Agile a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral. The proceeds from the sale of future receivables were used, in part, to pay the outstanding balance of the ACF Receivable Amount (as defined below).

On January 19, 2024, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with three investors (the “Investors”) for the issuance and sale to each investor of (i) 2,330,200 shares of common stock (the “Shares”) and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 25,169,800 shares of its common stock at a combined purchase price of $0.20 per share of the common stock for an aggregate amount of approximately $16.5 million (the “Offering”). The Pre-Funded Warrants have an exercise price of $0.00001 per share of common stock and are exercisable beginning on the date stockholder approval is received and effective allowing exercisability of Pre-Funded Warrants under Nasdaq rules until the Pre-Funded Warrants are exercised in full. The aggregate number of Shares to be issued is 6,990,600 and the aggregate number of Pre-Funded Warrants is 75,509,400.

On January 23, 2024, the Company issued 200,000 shares of Common Stock to Smartsports LLC. Smartsports LLC is an investor relations consultant to the Company who is a party to a consulting agreement with the Company dated January 23, 2024 (the “Smartsports Consulting Agreement”). Pursuant to the Smartsports Consulting Agreement, the Company agreed to issue and deliver to Smartsports LLC 200,000 shares of its common stock as a consulting fee for the provision of investor relations services (the “Consulting Fee Compensation”) and use its commercially reasonable efforts to prepare and file with the Securities Exchange Commission a registration statement covering the resale of all of the Shares on Form S-1 as soon as is reasonably practicable.

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On January 29, 2024, the Company entered into an agreement with Cedar Advance LLC (the “Cedar Agreement”) pursuant to which the Company sold $1,183,200 in future receivables to Cedar Advance LLC (the “Cedar Receivable Amount”) in exchange for $752,000 in cash. The Company agreed to pay Cedar Advance LLC (“Cedar”) $39,440 each week until the Cedar Receivable Amount is paid in full. In order to secure payment and performance of the Company’s obligations to Cedar under the Cedar Agreement, the Company granted to Cedar a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

The operations of Slinger Bag Inc., Slinger Bag Americas, Slinger Bag Canada, Slinger Bag UK, SBL and Gameface are collectively referred to as the “Company.”

The Company operates in the sports equipment and technology business. The Company is the owner of the Slinger Bag Launcher, which is comprised of a portable tennis ball launcher, a portable padel tennis ball launcher and a portable pickleball launcher and Gameface, providing AI technology and performance analytics for sports.

Results of Operations for the Three Months Ended January 31, 2024 and 2023

The following are the results of our operations for the three months ended January 31, 2024 as compared to 2023:

	For the Three Months Ended
	January 31, 2024	January 31, 2023	Change
	(Unaudited)	(Unaudited)

Net sales	$2,069,599	$1,605,783	$463,776
Cost of sales	776,844	535,957	240,887
Gross Profit	1,292,715	1,069,826	222,889

Operating expenses:
Selling and marketing expenses	735,575	270,722	464,853
General and administrative expenses	2,750,262	1,836,083	914,179
Research and development costs	-	3,638	(3,638)
Total operating expenses	3,485,837	2,110,443	1,375,394
Loss from operations	(2,193,122)	(1,040,617)	(1,152,505)

Other expenses (income):
Amortization of debt discounts	(55,980)	(273,755)	217,775
Loss on conversion of accounts payable to common stock	-	-	-
Gain on change in fair value of derivative liability	1,578,615	(3,491,910)	5,070,525
Derivative expense	(2,721,195)	(1,715,557)	(1,005,638)
Interest expense - related party	-	(95,319)	95,319
Interest expense	(380,946)	(213,614)	(167,322)
Total other (income) expense	(1,579,506)	(5,790,155)	(4,210,649)

Net loss from continuing operations	$(3,772,628)	$(6,830,772)	$3,058,144

Net sales

Net sales increased $463,776, or 29%, during the three months ended January 31, 2024 as compared to the three months ended January 31, 2023. The increase was due to incremental sales being driven by Slinger Bag Pickleball as compared to the 3 months to 31, January 2023 as Slinger Bag Pickleball had not been introduced to the market at that time. This increase in net sales came despite on-going inventory shortage issues that resulted in significant delays to meeting consumer demand due to higher than planned sales orders. Had inventory been at our normal levels, sales would have been greater in this three month period.

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Cost of sales and Gross income

Cost of sales increased $240,887 or 45% during the three months ended January 31, 2024 as compared to the three months ended January 31, 2023, which is primarily due to the increase in net sales. Gross income increased $222,889, or 21%, during the three months ended January 31, 2024 as compared to the three months ended January 31, 2023. This improvement in gross income is driven by a combination of the higher levels of net sales and a greater efficiencies realized in our supply chain across both container rates and ocean freight.

Selling and marketing expenses

Selling and marketing expenses increased $464,853, or 172%, during the three months ended January 31, 2024 as compared to the three months ended January 31, 2023. This increase is largely driven by an increase in social media advertising across both Tennis and Pickleball, and other investments in our public relations presence. Marketing investment was also made behind the beta launch of the Slinger Bag App for tennis.

General and administrative expenses

General and administrative expenses, which primarily consist of compensation (including share-based compensation) and other employee-related costs, as well as legal fees and fees for professional services, increased $914,179 or 50% during the three months ended January 31, 2024 as compared to the three months ended January 31, 2023. This increase is primarily driven by an increase in debt settlement, legal and other professional fees in the period.

Research and development costs

Research and development costs decreased $3,638 or 100% during the three months ended January 31, 2024 as compared to the three months ended January 31, 2023. This decrease is primarily driven by our need to pause all development activity in the period due to limited cash flow being available for investment.

Loss From Operations

Loss from operations increased by $1,152,505 or 111%% in the three months ended January 31, 2024 as compared to the three months ended January 31, 2023. This increase in loss in operations was driven by a combination of an $1,375,394 increase in total operating expenses recorded in the quarter, offset by an improvement in gross income of $222,889.

Other expense

Total other expense decreased $4,210,649 or 65% during the three months ended January 31, 2024 as compared to the three months ended January 31, 2023. We recorded an improvement in both amortization of debt discounts of $217,775 and in fair value of derivatives of $5,070,525. Excluding these improvements, we recorded other expenses totaling $3,102,141 and $2,024,490 for the periods to January 31, 2024 and 2023 respectively, an increase of $1,077,651. The increases in other expenses for the three months ended January 31, 2024 as compared to January 31, 2023 included an increase in derivative and interest expenses offset by a reduction in interest to related parties.

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Results of Operations for the Nine Months Ended January 31, 2024 and 2023

The following are the results of our operations for the nine months ended January 31, 2024 as compared to 2023:

	For the Nine Months Ended
	January 31, 2024	January 31, 2023	Change
	(Unaudited)	(Unaudited)

Net sales	$7,485,708	$7,632,940	$(147,232)
Cost of sales	4,653,281	5,254,781	(601,500)
Gross Profit	2,832,427	2,378,159	454,268

Operating expenses:
Selling and marketing expenses	1,282,965	1,374,674	(91,709)
General and administrative expenses	6,871,647	9,560,432	(2,688,785)
Research and development costs	-	65,164	(65,164)
Total operating expenses	8,154612	11,000,270	(2,845,658)
Loss from operations	(5,322,185)	(8,622,111)	3,299,926

Other expenses (income):
Amortization of debt discounts	(846,242)	(3,145,977)	2,299,735
Loss on conversion of accounts payable to common stock	(289,980)	-	(289,980)
Gain on change in fair value of derivative liability	18,523,422	3,295,687	15,227,735
Derivative expense	(14,119,784)	(8,995,962)	(5,123,822)
Interest expense - related party	-	(177,733)	177,773
Interest expense	(802,505)	(647,817)	(154,688)
Total other (income) expense	2,464,911	(9,671,802)	12,136,713

Net loss from continuing operations	$(2,857,274)	$(18,293,913)	$15,436,639

Net sales

Net sales decreased $147,232, or 2%, during the nine months ended January 31, 2024 as compared to the nine months ended January 31, 2023. The decrease was primarily due to inventory shortages in January 2024 due to higher than planned sales orders.

Cost of sales and Gross income

Cost of sales decreased $601,500 or 11% during the nine months ended January 31, 2024 as compared to the nine months ended January 31, 2023, which is primarily due to the reduction in net sales combined with greater efficiencies realized in our supply chain, resulting in a gross margins of 37.8% and 31.2% for the nine months to 31, January 2024 and 2023 respectively. Gross income increased $454,268, or 19%, during the nine months ended January 31, 2024 as compared to the nine months ended January 31, 2023 due to the reduction in cost of sales resulting from reduced net sales and efficiencies realized in both container volumes and rates and associated ocean freight.

Selling and marketing expenses

Selling and marketing expenses decreased $91,709, or 7%, during the nine months ended January 31, 2024 as compared to the nine months ended January 31, 2023. This decrease is largely driven by a decrease in the costs associated with ambassador agreements that expired and were not renewed, offset by a net increase in spend against social media advertising and other investments in our public relations presence.

General and administrative expenses

General and administrative expenses, which primarily consist of compensation (including share-based compensation) and other employee-related costs, as well as legal fees and fees for professional services, decreased $2,688,785 or 28% during the nine months ended January 31, 2024 as compared to the nine months ended January 31, 2023. This decrease is primarily driven by a decrease in share-based compensation as well as in both headcount and outside consulting costs and in all professional fees.

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Research and development costs

Research and development costs decreased $65,164 or 100% during the nine months ended January 31, 2024 as compared to the nine months ended January 31, 2023. This decrease is primarily a result of our need to pause all development activity in the period due to limited cash flow being available for research and development investments.

Loss from Operations

Loss from operations improved $3,299,926 or 38% in the nine months ended 31 January 2024 as compared to the nine months ended January 31, 2023. This improvement was driven by a combination of increased gross income $454,268 or 19% coupled with a reduction in total operating expenses of $2,845,658 or 26%.

Other expense

Total other expense improved $12,136,713 or 125% during the nine months ended January 31, 2024 as compared to the nine months ended January 31, 2023. We recorded a gains in fair value of derivatives of $18,523,422 compared to $3,295,687, in the nine months to January 31, 2024 compared to January 31, 2023. Excluding this gain, we had other expenses totaling $16,058,511 for the period to January 31 2024 compared to $12,967,489 for the same period to January 31, 2023 respectively, an increase in expense of $3,091,022. The increases in these other expenses for the nine months ended January 31, 2024 as compared to January 31, 2023 was a reduction in amortization of debt discounts and interest paid to related parties offset by increased expenses in loss on conversion of accounts payable to common stock and derivative expenses.

Liquidity and Capital Resources

Our financial statements have been prepared on a going concern basis, which assumes we will be able to realize our assets and discharge our liabilities in the normal course of business for the foreseeable future. We had an accumulated deficit of $154,607,884 as of January 31, 2024, and more losses are anticipated in the development of the business. Accordingly, there is substantial doubt about our ability to continue as a going concern. Our financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

The ability to continue as a going concern is dependent upon our generating profitable operations in the future and/or being able to obtain the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they become due. Management intends to finance operating costs over the next twelve months with existing cash on hand, loans from related parties, and/or private placement of debt and/or common stock. In respect to additional financing, refer to the consolidated financial statements herein. In the event that the Company is unable to successfully raise capital and/or generate revenues, the Company will likely reduce general and administrative expenses, and cease or delay its development plan until it is able to obtain sufficient financing. There can be no assurance that additional funds will be available on terms acceptable to the Company, or at all.

The following is a summary of our cash flows from operating, investing and financing activities for the nine months ended January 31, 2024 and 2023:

	For the Nine Months Ended
	January 31, 2024	January 31, 2023
Net cash provided by operating activities	$(2,748,446)	$(6,845,810)
Net cash used in investing activities	-	-
Net cash (used in) financing activities	19,689,638	(6,481,772)

We had cash and cash equivalents of $17,192,733 as of January 31, 2024, as compared to $202,095 as of April 30, 2023.

Net cash used in operating activities was $(2,748,446) during the nine months ended January 31, 2024, as compared to net cash used in operating activities of $(6,845,810) during the same period in 2023. Our net cash used in operating activities during the nine months ended January 31, 2024 was primarily the result of our net income of $(2,857,274) for the period, and our net non-cash expenses of $1,379,337, incorporating the change in fair value of derivative liability, reductions in shares and warrants issued for services, share-based compensation, amortization of debt discounts, interest and interest due to related parties, settlement expense, loss on depreciation, amortization and impairment expenses, as well as changes in our current assets and liabilities related to our operations. The most notable changes occurred in our accounts receivables. inventory and prepaid inventory which all significantly decreased in the nine month periods, together with significant decreases in accounts payable, accrued expenses, derivative liabilities, contingent consideration and an increases in accrued interest, current portion of notes payable, net of discount related and other current liabilities.

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Our net cash used in operating activities during the nine months ended January 31, 2024 was primarily the result of our net loss of $2,857,274 for the period and our net non-cash expenses of $1,279,377 as well as the changes in our operating current assets and liabilities.

We incurred no investing activities in either of the nine-month periods ended January 31, 2024 and 2023.

Net cash used in financing activities was $19,689,673 for the nine months ended January 31, 2024, as compared to net cash provided by financing activities of $6,481,772 for the same period in 2023. The changes is financing activities for the nine months ended January 31, 2024 primarily consisted of proceeds of $17,961,828 resulting from issuance of common stock and warrants, $3,728,000 from notes payable, offset by $710,216 in payments of notes payable to related parties and $1,289,939 in payments of notes payable. Changes in financing activities for the nine months ended January 31, 2023 consisted of proceeds of $9,194,882 resulting from issuance of common stock, offset with $62,434 in payments of notes to related parties and $4,040,676 in payment of notes payable.

On June 8, 2023, the Company entered into a merchant cash advance agreement with Meged Funding Group (“Meged”) pursuant to which the Company sold $315,689 in future receivables to Meged (the “Meged Receivables Purchased Amount”) to in exchange for payment to the Company of $210,600 in cash less fees of $10,580. The Company agreed to pay Meged $17,538 each week until the Meged Receivables Purchased Amount is paid in full.

On August 7, 2023, the Company entered into an agreement with UFS (the “UFS Agreement”) pursuant to which the Company sold $797,500 in future receivables (the “UFS Second Receivables Purchased Amount”) to UFS in exchange for payment to the Company of $550,000 in cash less fees of $50,000. The Company agreed to pay UFS $30,000 each week until the UFS Second Receivables Purchased Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to UFS under the UFS Agreement, the Company granted to UFS a security interest in the following collateral: all accounts receivable and all proceeds as such term is defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

On September 19, 2023, the Company entered into an agreement with Meged (the “Second Meged Agreement”) pursuant to which the Company sold $423,000 in future receivables to Meged (the “Meged Second Receivable Amount”) in exchange for paying the then outstanding balance of $70,153.20 of the Meged Receivables Purchased Amount in full with the balance being retained by the Company in cash for general purposes. The Company agreed to pay Meged $15,107.14 each week until the Meged Second Receivable Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to Meged under the Second Meged Agreement, the Company granted to Meged a security interest in the following collateral: all accounts receivable and all proceeds as such term is defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

On October 11, 2023, the Company entered into a loan and security modification agreement (the “Loan and Security Modification Agreement”) with a one or more institutional investors (the “Lenders”) and a certain institutional investor, as agent for the Lenders (the “Agent”) amending the terms of the Loan and Security Agreement dated January 6, 2023 (the “LSA”) by and among the Company, the Lenders and the Agent to make an additional loan of $1,000,000 and modify the terms of the LSA to reflect the New Loan.

In connection with the Loan and Security Modification Agreement, the Company agreed to issue to the investor warrants (the “Common Warrants”) to purchase up to 169,196 shares of Common Stock at an exercise price of $1.90 per share. The Common Warrants are exercisable nine months after their issuance and will expire five and one-half years from their date of issuance. The Common Warrants and the shares of our Common Stock issuable upon the exercise of the Common Warrants are not being registered under the Securities Act, were not offered pursuant to the Registration Statement and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, and Rule 506(b) promulgated thereunder.

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Description of Indebtedness

Notes Payable - Related Party

On January 14, 2022, the Company entered into two loan agreements with Yonah Kalfa and Naftali Kalfa, each for $1,000,000, pursuant to which the Company received a total amount of $2,000,000. The loans bear interest at a rate of 8% per annum and are required to be repaid in full by July 31, 2024 or such other date as may be accepted by the lenders. The Company is not permitted to make any distribution or pay any dividends unless or until the loans are repaid in full.

There were $1,244,584 and $1,953,115 in outstanding borrowings from the Company’s related parties for the period ended January 31, 2024 and 2023, respectively. Accrued interest due to related parties as of January 31, 2024 and 2023 amounted to $917,957 and $ 917,957, respectively.

On January 6, 2023, we sold certain of our inventory including all components, parts, additions and accessions thereto to Yonah Kalfa and Naftali Kalfa who immediately consigned it back to us in exchange for a payment of $103 per ball launcher we sell until we have paid them an aggregate total of $2,092,700, which represents payment in full of the principal amounts of the Loan Agreements (as defined below) and certain other expenses they incurred in connection with the Company.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Effect of Inflation and Changes in Prices

We do not believe that inflation and changes in prices will have a material effect on our operations.

Going Concern

Our independent registered public accounting firm auditors’ report accompanying our April 30, 2023 financial statements contained an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. The financial statements have been prepared assuming that we will continue as a going concern, which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business.

Financial Statements of YYEM

The audited historical financial statements of YYEM for fiscal years ended January 31, 2024 and January 31, 2023 are included in the “Index to Financial Statements” section of this proxy statement.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of YYEM

Forward-looking statements

You should read the following discussion and analysis of YYEM’s financial condition and results of operations together with its financial statements and the related notes appearing elsewhere in this proxy statement. Among other things, those historical financial statements include more detailed information regarding the basis of presentation for the financial data than is included in the following discussion. In addition to historical information, this discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions. YYEM’s actual results may differ materially from those discussed below.

YYEM was founded and first registered in Hong Kong on November 11, 2021. The Company’s founder and sole director is Hongyu Zhou.

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The Company provides intellectual property, licensing and technology services and operates in the emerging “love & marriage” market sector, where it owns significant proprietary intellectual property which the Company believes is unique to this business sector, covering its online presence and underpinning its matchmaker operations. Its recently developed AI matchmaker application is designed to integrate with existing Big Data models and other larger AI models, such as Huawei Pangu, Baidu 6 Wenxinyiyan, Alibaba Tongyi, and Tencent Hunyuan. Additionally, YYEM possesses six technologies related to the metaverse and nine AI matchmaking patents, which together enable access to both Augmented Reality (AR) and eXtended Reality (XR), further enhancing its future revenue growth potential in the online matchmaking segment.

YYEM has an indirect operating business model in the Chinese market, where its licensee partner operates 200 Hand-in-Hand branded retail stores across 40 cities. One-time subscriber matchmaker fees, of amounts as high as $1,500, provide the subscriber with a bespoke matchmaking service delivered through face-to-face interactions across their owned stores.

YYEM collected royalties of around $1.9M in its year ended January 31, 2024 and has license agreements in place covering the UK/Europe, Sub-Saharan Africa, and South East Asia, with cumulative contracted revenue over the next three years in excess of $70 million.

Results of Operations for the Years Ended January 31, 2024 and 2023

The following are the results of our operations for the years ended January 31, 2024 as compared to 2023:

	For the Years Ended
	January 31, 2024	January 31, 2023	Change

Revenues	$1,923,077	$256,410	$1,666,667
Cost of revenues	576,923	76,903	500,020
Gross profit	1,346,154	179,507	1,166,647

Operating expenses:
General and administrative expenses	10,256	5,769	4,487
Total operating expenses	10,256	5,769	4,487
Profit from Operations	1,335,898	173,738	1,162,160

Other Income / (Expense):
Total Other Income / (Expense)	-	-	-

Provision for income taxes	220,423	28,667	191,756

Net income	$1,115,475	$145,071	$970,404

Revenues

Revenues increased by $1,666,667, or 650%, for the year ended January 31, 2024, as compared to the year ended January 31, 2023. This increase was driven by royalty income from newly appointed licensees as compared to the year ended January 31, 2023.

Cost of revenues and Gross profit

Cost of sales increased by $500,020, or 650%, for the year ended January 31, 2024, as compared to the year ended January 31, 2023, primarily due to the increase in amortization costs of two new intellectual property/technology rights. Gross profit increased by $1,166,647, or 650%, for the year ended January 31, 2024, as compared to the year ended January 31, 2023, driven by our higher royalty income.

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General and administrative expenses

General and administrative expenses, which mainly consist of general administration expenses related to YYEM’s intellectual property, increased by $4,487, or 78%, for the year ended January 31, 2024, as compared to the year ended January 31, 2023. This was primarily driven by an increase in royalty revenues for the period.

Profit From operations

Profit from operations increased by $1,162,160, or 669%, for the year ended January 31, 2024, as compared to the year ended January 31, 2023, primarily as a result of the royalty income generated by new licensees and from the two new intellectual property/technology rights noted above.

Liquidity and Capital Resources

YYEM finances its operations primarily through cash generated from operations. YYEM recorded net current assets of $6,126,039 as of January 31, 2024, compared to $223,256 for the period ending January 31, 2023

As of January 31, 2024, the capital structure of YYEM consisted of equity attributable to owner of the company of $20,621,943, comprising issued share capital and reserves.

The following is a summary of our cash flows from operating, investing and financing activities for the years ended January 31, 2024 and 2023 respectively:

For the Years Ended
	January 31, 2024	January 31, 2023
Net cash provided by operating activities	$499,678	$-
Net cash used in investing activities	-	-
Net cash used in financing activities	-	-

We had cash and cash equivalents of $499,678 as of January 31, 2024, as compared to $0 for the period ending January 31, 2023.

Net cash provided by operating activities was $499,678 for the year ended January 31, 2024, as compared to $0 for the same period in 2023. Our net cash provided by operating activities for the year ended January 31, 2024 was primarily the result of our net income of $1,335,898 for the period and our net non-cash expenses of $576,923 incorporating the amortization of technology rights.

Our net cash provided by operating activities for the year ended January 31, 2024 was primarily the result of our net income of $1,335,898 for the year and our net non-cash expenses of $576,923, as well as the changes in our operating current assets and liabilities.

There was no net cash used in investing activities and no net cash used in financing activities for either of the years ended January 31, 2024 and 2023.

Description of Indebtedness

The Company has no outstanding indebtedness.

Off Balance Sheet Arrangements

The Company has no off balance sheet arrangements.

Effect of Inflation and Changes in Prices

The Company does not believe that inflation and changes in prices will have a material effect on our operations.

Going Concern

The financial statements have been prepared assuming that we will continue as a going concern, which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

As a smaller reporting company, we are not required to provide this information.

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DESCRIPTION OF YYEM BUSINESS

For purposes of this section only, “YYEM,” “we,” “us,” “our” or “the Company” refers to YYEM, together with its subsidiaries, unless the context otherwise requires.

Established in November 2021 and based in Hong Kong, YYEM provides intellectual property, licensing and technology services and operates in the emerging “love & marriage” market sector. YYEM owns what the Company believes is proprietary intellectual property unique to this business sector, covering the Company’s online presence and underpinning its matchmaker operations. Its recently developed AI matchmaker application is designed to integrate with existing Big Data models and other larger AI models, such as Huawei Pangu, Baidu 6 Wenxinyiyan, Alibaba Tongyi, and Tencent Hunyuan. Additionally, YYEM possesses six technologies related to the metaverse and nine AI matchmaking patents, which together enable access to both Augmented Reality (AR) and eXtended Reality (XR), further enhancing the Company’s future revenue growth potential in the online matchmaking segment.

Through interrogating and analyzing available Big Data, YYEM’s intellectual property supports the identification of its target subscriber base, while providing subscriber profile analysis and integrating with YYEM’s AI matchmaker platform, all of which will help YYEM to deliver effective matchmaking events and help subscribers to find successful life partnerships.

A licensee partner of YYEM that is located in China operates 200 retail stores across 40 cities. One-time subscriber matchmaker fees, reaching up to $1,500, provide the subscriber with a bespoke matchmaking service, delivered through face-to-face interactions across Hand-in-Hand branded offline stores.

YYEM collected royalties of approximately $1.9 million in its fiscal year ended January 31, 2024. In addition, YYEM has entered into term sheets with three entities (one in Hong Kong for rights to use the intellectual property in Japan and South Korea among other locations, one in the UK for rights to use the intellectual property in Europe, and one in the USA for rights to use the intellectual property in Sub-Saharan Africa), with cumulative revenues over the next three years anticipated to be in excess of $70 million.

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PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board is currently composed of five members. Vacancies on the Board and newly created directorships may be filled by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of directors in which the vacancy occurred and until the director’s successor is elected and has duly qualified, or until such director’s earlier death, resignation or removal.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, the nominations of Mike Ballardie, Yonah Kalfa, Kirk Taylor, Stephen Crummey, and Rodney Rapson for election as directors at the Annual Meeting. If elected, Messrs. Ballardie, Kalfa, Taylor, Crummey, and Rapson will serve as directors until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of each of Messrs. . Messrs. Ballardie, Kalfa, Taylor, Crummey, and Rapson have agreed to serve as directors if elected; however, in the event that either director nominee is unable or declines to serve as a director at the time of the Annual Meeting, your proxy will be voted for any nominee who shall be designated by our Board to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

Each of the five nominees receiving a plurality of the votes cast will be elected as directors. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Election of Directors Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF

THE NOMINEES NAMED ABOVE.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table sets forth information about Messrs. Ballardie, Kalfa, Taylor, Crummey, and Rapson and each of the other current members of our Board, if any:

Directors	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated

Mike Ballardie	62	President, Chief Executive Officer, Treasurer and Director	2019	2024	2025
Yonah Kalfa	40	Chief Innovation Officer and Director	2022	2024	2025
Kirk Taylor(1)(3)	43	Director	2022	2024	2025
Stephen Crummey(1)(2)	79	Director	2023	2024	2025
Rodney Rapson(1)(2)(3)	40	Director	2023	2024	2025

(1) Member of our Audit Committee

(2) Member of our Compensation Committee

(3) Member of our Nominating and Corporate Governance Committee

On November 17, 2022, Gabriel Goldman and Rohit Krishnan resigned from the Board. Messrs. Goldman and Krishnan were members of the audit and compensation committees. Mr. Goldman was a member of the Company’s Nominating and Corporate Governance Committee. Neither of Messrs. Goldman and Krishnan advised the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

The directors named above will serve until the next annual meeting of the shareholders or until their resignation or removal from office. Thereafter, directors are anticipated to be elected for one-year terms at the annual shareholders’ meeting.

Nominees for Director

Mike Ballardie has served as our President, Chief Executive Officer and a Director since June 2019. Mr. Ballardie is an experienced and widely recognized tennis industry leader with 35 years of experience in tennis as a player, a coach and business leader. Mr. Ballardie started his tennis business career at Wilson in the late 1980s where he spent 11 years growing and ultimately leading Wilson’s Europe, Middle East and Africa Racquet sports division. In 2002, Mr. Ballardie joined Prince Sports Europe as vice-president and managing director and stayed in this role through 2012. In 2003, Mr. Ballardie was part of the management buyout team that acquired the Prince brand from Benetton Sports in partnership with a private equity group. In 2007, after a highly successful business turnaround the business was sold with the management team in place to another U.S. based private equity group. In 2013, Mr. Ballardie became the Chief Executive Officer of Prince Global Sports, a role in which he stayed until 2016. After Prince Global Sports, Mr. Ballardie owned and operated FED Sports Consulting where he managed all aspects of a major restructuring project involving Waitt Brands (a holding company for Prince Global Sports) and Trilium Ltd (UK), a childcare business, from 2018 to 2019. Immediately prior to joining Prince Global Sports, Mr. Ballardie worked for VF Corp., where he built the international business for their JanSport brand from scratch. Mr. Ballardie also served for many years as an Executive Board Director for the Tennis Industry Association (TIA) both in the USA and in the UK. Mr. Ballardie has been at the forefront of many of the most successful tennis racket innovations over this period and highly regarded across this industry sector.

Our Board of Directors believes that Mr. Ballardie is qualified to serve as a member of our Board because of his extensive experience in sports products, as well as his previous role in Wilson and ownership of Prince.

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Yonah Kalfa has served as our Chief Innovation Officer since September 2020 and as our Director since June 2022. Prior to joining the Company, Mr. Kalfa owned and operated NA Dental, a company active in the dental supply business since 2010. Mr. Kalfa is a director of Pharmedica Ltd., Plaqless Ltd., Dusmit Ltd. and Parasonic Ltd.

Our Board of Directors believes that Mr. Kalfa is qualified to serve as a member of our Board because of his extensive experience in business, as well as the fact that Yonah is the inventor of the Slinger Bag ball launcher.

Kirk Taylor has served as our Director since June 2022. Mr. Taylor is the Chief Financial Officer of American Resources Corporation where he conducts all tax and financial accounting roles of the organization, and has substantial experience in tax credit analysis and financial structure. Mr. Taylor’s main focus over his 13 years in public accounting had been auditing, tax compliance, financial modeling and reporting on complex real estate and business transactions utilizing numerous federal and state tax credit and incentive programs. Prior to joining American Resources Corporation, Mr. Taylor was Chief Financial Officer of Quest Energy, Inc., ARC’s wholly-owned subsidiary. Prior to joining Quest Energy in 2015, Mr. Taylor was a Manager at K.B. Parrish & Co. LLP where he worked since 2014. Prior to that, Mr. Taylor worked at Katz Sapper Miller since 2012 as Manager. In addition, Mr. Taylor is an instructor for the CPA examination and has spoken at several training and industry conferences. Mr. Taylor received a BS in Accounting and a BS in Finance from the Kelley School of Business at Indiana University, Bloomington Indiana and is currently completing his Master of Business Administration from the University of Saint Francis at Fort Wayne, Indiana. Mr. Taylor serves his community in various ways including as the board treasurer for a community development corporation in Indianapolis, Indiana. Mr. Taylor does not have any family relationships with any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. Taylor and any other persons pursuant to which he was selected as an officer. Mr. Taylor has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Our Board of Directors believes that Mr. Taylor is qualified to serve as a member of our Board because of his extensive experience in public company accounting, as well as his experience in companies listed on Nasdaq.

Stephen Crummey has served as our Director since July 2023. Mr. Crummey has served as the senior vice president of Investor Relations at NuEra Capital Corporation since August 2022. Previously, Mr. Crummey was (i) a partner in Covid Rapid Exam from January 2021 to September 2022, (ii) an advisor to IdentifySensors Biologics from September 2021 through August 2022, (iii) an advisor to Cmind AI from 2019 to April 2021 and (iv) chairman of CyVision Technologies, Inc. from August 2017 through March 2021. Mr. Crummey does not have any family relationships with any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. Crummey and any other persons pursuant to which he was selected as an officer. Mr. Crummey has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Our Board of Directors believes that Mr. Crummey is qualified to serve as a member of our Board because of his extensive experience in business.

Rodney Rapson has served as our Director since July 2023. Mr. Rapson has served as the chief executive officer of Inspiretek Pty Ltd since November 2022, managing director of PlaySight Europe from January 2027 through January 2022 and managed Base Tennis Academy from September 2010 through December 2022. Mr. Rapson does not have any family relationships with any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. Rapson and any other persons pursuant to which he was selected as an officer. Mr. Rapson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Our Board believes that Mr. Rapson is qualified to serve as a member of our Board because of his extensive experience in sports business, as well as his experience as a world-ranked tennis player.

Director Independence

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Kirk Taylor, Steven Crummey and Rodney Rapson, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of Nasdaq. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence. Our Board has also determined that as a result of being employed as executive officers, Mike Ballardie and Yonah Kalfa are not “independent”.

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Leadership Structure of the Board

Any director may be removed from office only for cause and only by the affirmative vote of the holders of two-thirds of our outstanding shares of stock entitled to vote generally in the election of directors. Our amended and restated bylaws provide our Board with flexibility in its discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer. Our Board believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Our Board believes that the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board based on circumstances then in existence.

The Chairman of the Board shall, if present, preside at each meeting of the stockholders and of the Board and shall be an ex-officio member of all committees of the Board. The Chairman of the Board shall perform all duties incident to the office of Chairman of the Board and such other duties as may from time to time be assigned to such person by the Board. The Chairman of the Board is appointed by our Board on an annual basis.

Our Board has no established policy on whether it should be led by a Chairman who is also the Chief Executive Officer, and in the past has combined the roles of Chairman and Chief Executive Officer. Our Board currently is committed to the separation of the offices of Chairman and Chief Executive Officer. However, our Board continually evaluates our leadership structure and could, in the future, decide to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of our Company and our stockholders.

Board Meetings and Committees

During our fiscal year ended April 30, 2023, the Board acted by written consent in lieu of having any meetings and there were no committee meetings insofar as the committees were not established until July 2023, which was after the 2023 fiscal year had ended.

Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

Our Board has established three standing committees-audit, compensation, and nominating and corporate governance, each of which operates under a written charter that has been approved by our Board. Each committee charter has been posted on the Investor Relations section of our website at https://www.connexasports.com/. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.

Audit Committee

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Kirk Taylor, Stephen Crummey and Rodney Rapson who each satisfies the “independence” requirements of Rule 10A-3 under the Exchange Act and Nasdaq’s rules, serve on our audit committee.

We have determined that Kirk Taylor is qualified as an Audit Committee Financial Expert, as that term is defined under the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

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Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering the 2020 Global Plan (as defined below). Stephen Crummey and Rodney Rapson who each satisfies the “independence” requirements of Nasdaq’s rules, serve on our Compensation Committee.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establishing procedures for the nomination process including procedures, oversight of possible conflicts of interests involving the Board and its members, developing corporate governance principles, and the oversight of the evaluations of the Board and management. The Nominating and Corporate Governance Committee has not established a policy with regard to the consideration of any candidates recommended by shareholders. If we receive any shareholder recommended nominations, the Corporate Governance Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith. Kirk Taylor and Rodney Rapson who each satisfies the “independence” requirements of Nasdaq’s rules, serve on our Nominating and Corporate Governance Committee upon their appointment to the Board, with Mr. Rapson serving as the chairman.

Code of Ethics and Business Conduct

Our Board adopted a code of ethics and business conduct that applies to our directors, officers and employees (the “Code of Ethics and Business Conduct”). A copy of the Code of Ethics and Business Conduct is available on the Company’s website. The Company intends to disclose on their website any amendments to the Code of Ethics and Business Conduct and any waivers of the Code of Ethics and Business Conduct that apply to their principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions.

Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board and the needs of our Board and the respective committees of our Board. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all board of director and committee responsibilities. Members of our Board are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Although our Board does not maintain a specific policy with respect to board diversity, our Board believes that our Board should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Nominating and Corporate Governance Committee also will consider these and other factors as it oversees the annual Board and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board the director nominees for selection.

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The Company currently does not meet the diversity objectives of Rule 5605(f)(2)(C). Our Nominating and Corporate Governance Committee is committed to ensuring that our Board’s composition appropriately reflects the current and anticipated needs of our Board and the Company and believes that our current directors are well-suited to serve as directors based on the expertise and experience. Our Nominating and Corporate Governance Committee, however, has and will continue to consider diverse candidates for membership on our Board.

Board Diversity Matrix (as of March 31, 2024)
	Female	Male
Total Number of Directors	0	5
Part I: Gender Identity
Directors	0	5
Part II: Demographic Background
African American or Black	0	1
White	0	4
LGBTQ+	0	0

Stockholder Recommendations for Nominations to the Board of Directors

Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders so long as such recommending stockholder was a stockholder of record both at the time of giving notice and at the time of the annual meeting, and such recommendations comply with our certificate of incorporation and amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board includes members with suitable backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact the Secretary in writing. Our Nominating and Corporate Governance Committee has the discretion to decide which individuals to recommend for nomination as directors.

Any nomination should be sent in writing to our Corporate Secretary at Connexa Sports Technologies Inc., 2709 North Rolling Road, Suite 138, Windsor Mill, Maryland 21244. For the 2025 annual meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which, if our meeting is held within 30 days of May 15, 2025, must be received no later than March 16, 2025 (60 calendar days prior to May 15, 2025 (the anniversary of the Annual Meeting)).

Role of Board in Risk Oversight Process

Our Board will oversee a company-wide approach to risk management. Our Board will determine the appropriate risk level for us generally, assess the specific risks faced by us and review the steps taken by management to manage those risks. While our Board will have ultimate oversight responsibility for the risk management process, its committees will oversee risk in certain specified areas.

Specifically, our compensation committee will be responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our audit committee will oversee management of enterprise risks and financial risks, as well as potential conflicts of interests. Our Board of Directors will be responsible for overseeing the management of risks associated with the independence of our Board.

Director Compensation

Each director will receive 150,000 shares of our common stock on the anniversary date each director was appointed to the Board. In the event, a director should resign from the Board mid-year, such director would receive a pro rata issuance of our common stock at their anniversary date based on the number of days of service since their prior anniversary date. No fractional shares will be issued to non-employee director, and any calculation resulting in a fractional share will be rounded up to the next whole share.

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The following table sets forth director compensation for the years ended April 30, 2023 and 2022:

Name	Year Ended April 30	Fees earned or paid in cash ($)	Stock Awards ($)	Total ($)
Mike Ballardie*	2023	-	-	-
	2022	-	-	-
Kirk Taylor*	2023	-	-	-
	2022	-	-	-
Stephen Crummey	2023	-	-	-
	2022	-	-	-
Rodney Rapson	2023	-	-	-
	2022	-	-	-

*The Company is seeking the approval of its stockholders for the Director Shares Issuance Proposal, which, if approved, will be in full satisfaction of and in lieu of any other compensation for their service as directors. If stockholder approval is not obtained, then the Company will reinstate the annual compensation of 150,000 shares and use its best efforts to issue such shares on an annual basis.

Messrs. Goldman and Krishnan did not receive any compensation for or in respect of the period during which they served as directors of the Company.

Stock Options/SAR Grants.

None.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes that during the fiscal year ended April 30, 2023, its executive officers, directors and greater than 10% stockholders timely filed all reports under Section 16(a) other than the following transactions which should have been reported on Form 4s but were instead reported on Form 5s filed after the June 14, 2023 deadline: Yonah Kalfa reported a disposition of 290,000 shares on July 29, 2022 on his Form 5; Mike Ballardie reported a disposition of 210,000 shares on July 29, 2022 on his Form 5; and Mr. Ballardie reported the acquisition of 790,000 shares on April 8, 2023 on his Form 5.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our Board.

Certain Legal Proceedings

No director, nominee for director, or executive officer of the Company has appeared as a party in any legal proceeding material to an evaluation of his ability or integrity during the past ten years.

Significant Employees

Other than our officers and directors, we currently have one other person who became in February 2022 what we consider to be a significant employee, Jaluluddin Shaik, President of Gameface.

Jalaluddin Shaik founded and became the chief executive officer of Gameface in 2017. Prior to founding Gameface, Mr. Shaik led product teams at some of the world’s biggest brands, including Telstra, Sony, and Apple. While at Telstra, Shaik led the creation of the Telstra video streaming platform ‘Presto,’ that reaches over 10M Australians. In addition to his role at Telstra, Mr. Shaik was the design lead on the Apple airplay technology integration to 80% of Tier1 Audio OEM (Original Equipment Manufacturers) such as Denon, Bose, Pioneer, Yamaha, leading a team of 30 engineers. Previously (2003-2010), Mr. Shaik built and deployed various end to end video decoding solutions at Sony and Intel. Mr. Shaik is a graduate of Visvesvaraya Technological University with a bachelor’s degree in computer science with a major in machine learning.

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Current Executive Officers

The following table sets forth the name, age and position of each of our executive officers:

Name	Age	Positions and Offices*
Mike Ballardie	62	President, Chief Executive Officer, Treasurer and Director
Juda Honickman	37	Chief Marketing Officer
Mark Radom	55	General Counsel
Yonah Kalfa	40	Chief Innovation Officer and Director

*Paul McKeown, our former chief business integration officer, resigned in January 2023, and Tom Dye’s employment agreement terminated on April 30, 2023. Mr. McKeown continues to provide services to the Company as an outside consultant.

Juda Honickman has served as our Chief Marketing Officer since October 2017. Mr. Honickman joined the Company to lead product design and overall strategy for the Company’s pre-sale crowdfunding initiative which exceeded its goal by 2,600%. Mr. Honickman is responsible for overseeing the planning, development and execution of the Company’s marketing and advertising initiatives along with ensuring that the Company’s offering and brand messaging is distributed across all channels and is effectively targeting audiences in order to meet sales objectives. In his role, Mr. Honickman oversees the global communications of Slinger’s brand, including consumer insights, digital marketing, creative development, agency management, marketing effectiveness, social responsibility, sponsorships, media and employee communications. Mr. Honickman previously served as the Director of Marketing and Strategy for a global legal tech company and before that oversaw marketing and sales for an innovative consumer tech business.

Mark Radom has served as our General Counsel since September 2019. Mr. Radom has also served as general counsel of The Greater Cannabis Company, Inc. and from February 2010 through July 2015, general counsel and chief carbon officer of Blue Sphere Corporation. From 2009 through 2010, Mr. Radom was managing director of Carbon MPV Limited, a Cyprus company focused on developing renewable energy and carbon credit projects. From 2007 to 2009, Mr. Radom was general counsel and chief operating officer of Carbon Markets Global Limited, a London-based carbon credit and renewable energy project developer. Mr. Radom has extensive experience in business development in the renewable energy and carbon credit sectors. Mr. Radom has sourced over $100,000,000 in renewable energy, industrial gas and carbon credit projects and managed many complex aspects of their implementation. Mr. Radom was legal counsel for a number of carbon and ecological project developers and was responsible for structuring joint ventures and advising on developing projects through the CDM/JI registration cycle and emission reduction purchase agreements under the auspices of the Kyoto Protocol. Prior to this, Mr. Radom worked on Wall Street and in the City of London as a U.S. securities and capital markets lawyer where he represented sovereigns, global investment banks and fortune 500 companies across a broad range of capital raising and corporate transactions. Mr. Radom is a graduate of Duke University and Brooklyn Law School. Mr. Radom is admitted to practice law in New York and New Jersey and speaks fluent Russian.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee and is involved in the determination of compensation for the respective executive officers that report to him. Our Chief Executive Officer does not determine his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data and makes decisions (or makes recommendations to the Board) as to total compensation for each executive officer as well as each individual compensation component.

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The table below summarizes all compensation awarded to, earned by, or paid to, our then officers for all services rendered in all capacities to us for the fiscal years ended as indicated.

Name and Principal Position	Year ended April 30	Salary ($)	Bonus ($)	Share Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All other compensation ($)	Total ($)
Mike Ballardie (1)	2023	570,169	300,000	-	285,000	105,318	1,260,487
	2022	571,123	277,500	16,100,000		375,748	17,324,371
Judah Honickman (2)	2023	179,502	87,400			27,144	294,046
	2022	179,312	72,150	190,000		10,454	451,916
Paul McKeown (3)	2023	366,023	77,411				443,434
	2022	344,048	83,250			-	427,298
Tom Dye (4)	2023	160,000	40,000			16,902	216,902
	2022	160,000	37,000	25,647		-	222,647
Mark Radom (5)	2023	150,000	28,500				178,500
	2022	114,000	23,241				137,241
Yonah Kalfa (6)	2023		-			495,000	495,000
	2022	-	-	16,100,000		593,250	16,693,250
Jason Seifert (7)	2023	35,833				8,442	44,275

(1)

Calculated in accordance with ASC Topic 718, consistent with the Company’s financial statements.

Mike Ballardie has served as the Company’s Principal Executive Officer and as Chairman of the Board since September 16, 2019 and has an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.

(2)	Judah Honickman has served as the Company’s Chief Marketing Officer since September 16, 2019 and has an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.

(3)	Paul McKeown served as the Company’s Chief Financial Officer from April 30, 2020 through July 6, 2021 and from July 6, 2021 to January 31, 2023 as the Company’s Chief Business Integration Officer and had an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.

(4)	Tom Dye served as the Company’s Chief Operating Officer from April 30, 2020 through April 30, 2023 and had an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.

(5)	Mark Radom has served as the Company’s General Counsel since September 16, 2019 and has an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.

(6)	Yonah Kalfa has served as the Company’s Chief Innovation Officer since September 7, 2020 and has an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.

(7)	Jason Seifert served as the Company’s Chief Financial Officer from July 6, 2021 through June 25, 2022 and had an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.

Service Agreements

The Company is a party to service agreements with each of its executive officers.

Mike Ballardie. On April 6, 2020, we entered into a service agreement with our Chief Executive Officer, Mike Ballardie, which was amended on November 1, 2020. Pursuant to the service agreement, Mr. Ballardie will serve as our Chief Executive Officer for a period of five years. During the five-year term, Mr. Ballardie receives a monthly base salary of $50,000 and a bonus payment at a minimum of 50% of the annual base salary. We also issued Mr. Ballardie warrants to purchase 500,000 shares of Common Stock. The warrants were exercisable at issuance at an exercise price of $0.01 per share and have an expiration date of April 6, 2030. We also provide standard indemnification and directors’ and officers’ insurance. We may terminate Mr. Ballardie’s employment with cause (as defined under the agreement) and without cause by giving at least 180 days prior written notice. If we terminate Mr. Ballardie without cause, all his unvested stock and option compensation of any nature will vest without any further action. Mr. Ballardie may resign for good reason (as defined under the agreement) or without good reason by giving at least 180 days prior written notice. If we terminate Mr. Ballardie without cause or he resigns for good reason, we must pay severance in an amount in lieu of base salary and benefits that would have accrued to Mr. Ballardie for the greater of (a) the unexpired portion of the term of the agreement or (b) two years, to be paid in full within 30 days of termination. In addition, vesting of all unvested common or preferred shares and options and warrants will continue for 12 months following such termination if we terminate Mr. Ballardie without cause or he resigns for good reason. Mr. Ballardie is also subject to standard confidentiality and non-competition provisions.

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Tom Dye. On April 30, 2020, we entered into a service agreement with our Chief Operating Officer, Tom Dye. Pursuant to the service agreement, Mr. Dye served as our Chief Operating Officer for a period of three years. During the three-year term, Mr. Dye received an annual base salary of $120,000 and a bonus payment at a minimum of 25% of the annual gross base salary. We agreed to issue Mr. Dye warrants to purchase a total of 125,000 shares of Common Stock to be issued at the time that certain performance goals are met. The warrants that were issued to Mr. Dye on April 30, 2020 are exercisable at issuance at an exercise price of $3.00 per share and have an expiration date of April 30, 2030. The warrants that were awarded to Mr. Dye on February 9, 2021 are exercisable at issuance at an exercise price of $39.40 per share and have an expiration date of February 9, 2031. We also agreed to issue a one-time bonus of 150,000 shares of Common Stock to Mr. Dye after the value of the Company’s outstanding stock equals $100 million. The Company will also provide standard indemnification and directors’ and officers’ insurance. The Company may terminate Mr. Dye’s employment with cause (as defined under the agreement) and without cause by giving at least 60 days prior written notice. If we terminate Mr. Dye without cause, all Mr. Dye’s unvested stock and option compensation of any nature will vest without any further action, and we will pay two years base salary severance within 30 days of termination. In addition, vesting of all unvested common or preferred shares and options and warrants will continue for 12 months following such termination. Mr. Dye may resign for good reason (as defined under the agreement) or without good reason by giving at least 30 days prior written notice. Mr. Dye is also subject to standard confidentiality and non-competition provisions. Since 30 April 2023, Mr. Dye has operated as a consultant to the company.

Paul McKeown. On July 5, 2021, we entered into a service agreement with our former Chief Financial Officer, Paul McKeown. Pursuant to the service agreement, Mr. McKeown served as our Chief Business Integration Officer until January 31, 2023, when he resigned. During the term of this agreement, Mr. McKeown received a base salary at an hourly rate of $150 per hour and an annual performance bonus of at least 30% of the annual gross base salary. and We also issued Mr. McKeown warrants to purchase 150,000 shares of Common Stock. The warrants were exercisable at issuance at an exercise price of $0.01 per share and have an expiration date of The Company will also provide standard indemnification and directors’ and officers’ insurance. Mr. McKeown was also subject to standard confidentiality and non-competition provisions. Since January 2023, Mr. McKeown has operated as a consultant to the Company.

Juda Honickman. On April 30, 2020, we entered into a service agreement with Nest Consulting Inc., a Delaware corporation, owned by our Chief Marketing Officer, Juda Honickman. Pursuant to the service agreement, Mr. Honickman will serve as our Chief Marketing Officer for a period of three years. During the three-year term, Mr. Honickman receives an annual base salary of $102,000 and a bonus payment at a minimum of 50% of his annual base salary. We also issued warrants to purchase 250,000 shares of Common Stock to Mr. Honickman. The warrants were exercisable at issuance at an exercise price of $3.00 per share and have an expiration date of April 30, 2030. The Company will also provide standard indemnification and directors’ and officers’ insurance. The Company may terminate Mr. Honickman’s employment with cause (as defined under the agreement) and without cause by giving at least 60 days prior written notice. If we terminate Mr. Honickman without cause, all Mr. Honickman’s unvested stock and option compensation of any nature will vest without any further action and will pay two years base salary severance within 30 days of termination. In addition, vesting of all unvested common or preferred shares and options and warrants will continue for 12 months following termination. Mr. Honickman may resign for good reason (as defined under the agreement) or without good reason by giving at least 30 days prior written notice. Mr. Honickman is also subject to standard confidentiality and non-competition provisions.

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Mark Radom. On February 1, 2022, we entered into the second amended and restated service agreement with our General Counsel, Mark Radom. Pursuant to the service agreement, Mr. Radom will serve as General Counsel for a period of two. During the two-year term, we agreed to pay Mr. Radom a monthly base salary of $12,500 and a bonus payment at a minimum of 25% of the annual base salary. The Company will also provide standard indemnification and directors’ and officers’ insurance. The Company may terminate Mr. Radom’s employment with cause (as defined under the agreement) and without cause by giving at least 60 days prior written notice. If we terminate Mr. Radom without cause, all Mr. Radom’s unvested stock and option compensation of any nature will vest without any further action, and we will pay two years base salary severance within 30 days of termination. In addition, vesting of all unvested common or preferred shares and options and warrants will continue for 12 months following termination. Mr. Radom may resign for good reason (as defined under the agreement) or without good reason by giving at least 120 days prior written notice. Mr. Radom is also subject to standard confidentiality and non-competition provisions.

Yonah Kalfa. On September 7, 2020, we entered into a service agreement with our Chief Innovation Officer, Yonah Kalfa. Pursuant to the service agreement, Mr. Kalfa will serve as our Chief Innovation Officer for a period of three years. During the three-year term, Mr. Kalfa receives an annual base salary of 1,162,800 Israeli New Shekel (approximately $350,000) and a bonus payment at a minimum of 25% of the annual gross base salary. Mr. Kalfa agreed to defer receipt of his base salary until otherwise agreed in writing. The Company will also provide standard indemnification and directors’ and officers’ insurance. The Company may terminate Mr. Kalfa’s employment with cause (as defined under the agreement) and without cause by giving at least 60 days prior written notice. If we terminate Mr. Kalfa without cause, we will pay two years base salary severance within 30 days of termination. Mr. Kalfa may resign for good reason (as defined under the agreement) or without good reason by giving at least 30 days prior written notice. Mr. Kalfa is also subject to standard confidentiality and non-competition provisions.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation S-K, which was adopted by the SEC in 2022, we are providing the following information regarding the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”), and non-PEO named executive officers (“NEOs”) and certain financial performance of the Company for the fiscal years listed below.

	Mike Ballardie – PEO		Non PEO NEOs		Value of Initial Fixed $100 Investment based on Total Shareholder Return (“TSR”)(5)	Net Loss(6)
Fiscal Year	Summary Compensation Table Total(1)	Compensation Actually Paid(2)	Summary Compensation Table Total(3)	Compensation Actually Paid(4)
2023	$1,260,487	$435,487	$325,576	$179,914	$14.30	$25,227,825
2022	$17,324,371	$494,187	$3,586,470	$161,563	$2.71	$46,525,975

(1)	Represent the amounts of total compensation reported for our PEO during each corresponding year in the “Total” column of the Summary Compensation Table above.
(2)	Represents the amount of “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K, with the following adjustments:

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Fiscal Year	Summary compensation table total for Mike Ballardie (S)	Reported value of equity awards for Mike Ballardie ($)	Fair value as of year-end for awards granted during the year ($)	Fair value year-over-year increase or decrease in unvested awards granted in prior years ($)	Fair value of awards granted and vested during the year ($)	Fair value increase or decrease from prior year end for awards that vested during the year ($)	Compensation actually paid to Mike Ballardie ($)
2023	1,260,487	0	0	-16,100,000	0	0	435,487
2022	17,324,371	16,100,000	16,100,000	16,100,000	0	0	494,187

(3)	Represents the average of the amounts reported for our NEOs as a group (excluding our PEO) in each applicable year in the “Total” column of the Summary Compensation Table above. For fiscal 2023, this includes Juda Honickman, Paul McKeown, Tom Dye, Mark Radom, and Yonah Kalfa and Jason Seifert and for fiscal 2022, Juda Honickman, Paul McKeown, Tom Dye, Mark Radom and Yonah Kalfa (the “Non-PEO NEOs”).

(4)	Represents the average amount of “compensation actually paid” to the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average compensation earned or paid to the Non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year:

Fiscal Year	Average summary compensation table total for Non-PEO NEOs ($)	Reported value of equity awards for NEOs ($)	Fair value as of year-end for awards granted during the year ($)	Fair value year-over-year increase or decrease in unvested awards granted in prior years ($)	Fair value of awards granted and vested during the year ($)	Fair value increase or decrease from prior year end for awards that vested during the year ($)	Average compensation actually paid to Non-PEO NEOs ($)
2023	$325,576	$0	$0	$-2,719,725	$0	$0	$179,914
2022	$3,586,470	2,719,725	2,719,725	$2,719,725	$0	$0	$161,563

(5)	TSR is cumulative for the measurement periods beginning on May 1, 2021 and ending on April 30 of each of 2023 and 2022, respectively, calculated by dividing the difference between our share price at the end and the beginning of the measurement period by our share price at the end of the measurement period. No dividends were paid in fiscal 2023 or 2022.

(6)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable years.

The illustrations below provide an additional graphical description of CAP compared to both our cumulative TSR and our net loss. As the illustrations show, the compensation actually paid to our PEO and Former PEO and the average amount of compensation actually paid to our non-PEO NEOs during the periods presented are not directly correlated with TSR. We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. Compensation actually paid is influenced by numerous factors including, but not limited to, the timing of new grant issuances and award vesting, NEO mix, share-price volatility during the fiscal year, our mix of performance metrics and other factors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to our directors and executive officers, is based on a review of statements filed with the SEC pursuant to Sections 13(d), 13(f), and 13(g) of the Exchange Act with respect to the Common Stock.

Information relating to beneficial ownership of the Common Stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days after the Record Date, through the exercise of any stock option, warrant or other right. Such securities are deemed outstanding for computing the percentage of the person holding such security but are not deemed outstanding for computing the percentage of any other person. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

	Common Stock
Name	# of Shares	% of Class (1)
Yonah Kalfa (2)	4,462,524	12.8
Mike Ballardie (2)	19,750	*
Judah Honickman (3)	1	*
Kirk Taylor (4)	-	-
Rodney Rapson (4)	3,013	*
Mark Radom (5)	66	*
Steven Crummey (4)	-	-
All current officers and directors as a group (7 persons)	4,485,354	12.8

5% Holders
Andy and Lion Co. Ltd.(6)	2,330,200	6.7
Junjie Enterprise Management Co. Ltd. (6)	2,330,200	6.7
Xinsheng Enterprise Management Services Co. Ltd. (6)	2,330,200	6.7

* indicates a share ownership percentage of less than one percent (1%).

(1) Percentages are based on a total of 34,807,734 shares of Common Stock outstanding on the Record Date.

(2) Yonah Kalfa is the founder of the Company, a director and the Company’s Chief Innovation Officer. Mike Ballardie is the Company’s Chief Executive Officer, a director and chairman of the Board.

In September 2021, Mr. Kalfa was granted warrants to purchase 25,000 shares of Common Stock at an exercise price of par (i.e., $0.001) in September 2021 and transferred 5,250 of such warrants to a third party in August 2022. All such warrants have a contractual life of 10 years from the date of issuance and are vested immediately upon grant.

Mr. Kalfa currently owns a total of 4,482,274 shares consisting of (i) 4,462,524 shares of Common Stock; and (ii) 19,750 warrants to purchase shares of Common Stock.

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In April 2020, Mr. Ballardie was awarded warrants to purchase 12,500 shares of Common Stock at an exercise price of par (i.e., $0.001) and in September 2021 was awarded warrants to purchase another 12,500 shares of Common Stock at an exercise price of par (i.e., $0.001). In August 2022, Mr. Ballardie transferred 5,250 of such warrants to a third party. All such warrants have a contractual life of 10 years from the date of issuance and are vested immediately upon grant.

(3) Judah Honickman was awarded warrants to purchase 1 share of Common Stock in April 2020 at an exercise price of $116 and warrants to purchase 250 shares of Common Stock in September 2021 at an exercise price of $1,380. All such warrants have a contractual life of 10 years from the date of issuance and are vested immediately upon grant.

(4) The Company has agreed to issue each director 150,000 shares of stock for each year of service (but the shares have not been issued as at the date hereof). Mr. Rapson owns 3,013 shares of Common Stock.

(5) Mark Radom was awarded warrants to purchase 3,125 shares of Common Stock at an exercise price of $116 in April 2020 and warrants to purchase 3,750 shares of Common Stock in February 2021 at an exercise price of$1,568. All such warrants have a contractual life of 10 years from the date of issuance and are vested immediately upon grant.

Mr. Radom currently owns a total of 66 shares consisting of (i) 66 shares of Common Stock; and (ii) 6,875 warrants to purchase Common Stock.

(6) Each of these shareholders was also issued pre-funded warrants to purchase 25,169,800 shares of Common Stock which are not exercisable until receipt of shareholder approval for the issuance of such shares. Such pre-funded warrants are not currently exercisable within the next 60 days. Following shareholder approval, if all pre-funded warrants are fully exercised, each investor will hold 27,500,000 shares and, if no other shares are issued by the Company, a 26.9% ownership stake in the Company prior to the issuance of any shares to Hongyu Zhou and a 9.8% ownership stake in the Company after the closing of the Acquisition (as calculated in accordance with Section 13(d)).

Securities authorized for issuance under equity compensation plans.

The table below provides information regarding all compensation plans as of the end of the most recently completed fiscal year (including individual compensation arrangements) under which equity securities of the registrant are authorized for issuance.

On November 11, 2020, the Board approved the Slinger Bag Inc. Global Share Incentive Plan (2020), or the 2020 Plan, which was approved by stockholders holding in the aggregate 19,994,700 shares of Common Stock, or approximately 75.4% of the Common Stock outstanding on such date. The 2020 Plan provides for the grant of awards which are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted stock, restricted stock, restricted stock units, performance stock and other equity-based and cash awards or any combination of the foregoing, to eligible key management employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries (each a “participant”) (however, solely employees of the Company and its subsidiaries are eligible for incentive stock option awards).

The Company has reserved a total of 37,500 shares of Common Stock for issuance under awards to be made under the 2020 Plan, all of which may, but need not, be issued in connection with ISOs. As of November 24, 2023, there were 27,000 shares of Common Stock subject to outstanding awards and approximately 10,500 shares of Common Stock remain available under the 2020 Plan for future awards. To the extent that an award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall again be available for the grant of a new award. The 2020 Plan shall continue in effect, unless sooner terminated, until the tenth anniversary of the date on which it was adopted by the Board (except as to awards outstanding on that date). The Board in its discretion may terminate the 2020 Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the 2020 Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted.

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Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the 2020 Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-	-	37,500
Equity compensation plans not approved by security holders	61,258	$404.00	-
Total	61,258	$404.00	37,500

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below in this section, since the beginning of our last fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were a party other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” above:

●	in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

●	in which any director, executive officer, or other stockholder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

There were $1,655,966 and $1,953,842 in outstanding borrowings from the Company’s related parties for the period ended July 31, 2023 and 2022, respectively. Accrued interest due to related parties as of October 31, 2023 and 2022 amounted to $917,957 and $917,957, respectively

On January 6, 2023, we sold certain of our inventory including all components, parts, additions and accessions thereto to Yonah Kalfa and Naftali Kalfa who immediately consigned it back to us in exchange for a payment of $103 per ball launcher we sell until we have paid them an aggregate total of $2,092,700, which represents payment in full of the principal amounts of the Loan Agreements (as defined below) and certain other expenses they incurred in connection with the Company.

Policies and Procedures for Related Person Transactions

Our Board intends to adopt a written related person policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy will cover any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we are to be a participant, the amount involved exceeds $100,000 and a related person had or will have a direct or indirect material interest, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

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PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Olayinka Oyebola & Co. (“Olayinka”) to continue as our independent registered public accounting firm for the fiscal year ending April 30, 2024.

During the Company’s two most recent fiscal years, neither we nor anyone acting on our behalf consulted with Olayinka regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the Company that Olayinka concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Notwithstanding the appointment of Olayinka, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Olayinka as our independent registered public accounting firm for our fiscal year ending April 30, 2024. Our Audit Committee is submitting the appointment of Olayinka to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance.

If our stockholders do not ratify the appointment of Olayinka, our Board may reconsider the appointment.

Audit Fees

The following is a summary of the fees billed to the Company by Olayinka and Mac Accounting Group, LLP, the Company’s auditor that had audited the Company’s consolidated financial statements for the fiscal years ended April 30, 2023, 2022 and 2021, for professional services rendered with respect to the years ended April 30, 2023 and 2022:

	2023	2022
Audit Fees	$34,000	$331,690
Audit Related Fees	-	-
Tax Fees	-	-
	$34,000	$331,690

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that we paid for professional services for the audit of our financial statements included in our Form 10-K and review of the interim financial statements included in quarterly reports, and for services that are normally provided by the registered public accounting firm in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

Our Audit Committee’s procedures and other protocols are discussed in its written charter which can be found at https://www.connexasports.com/ under the tab “Investor Relations.” Our Audit Committee shall approve in advance the provision by the independent auditors of all services to the Company whether or not related to the audit. However, neither our Audit Committee nor any person with authority delegated from our Audit Committee may approve an auditor providing the services that are described in Section 10A(g) of the Exchange Act as “prohibited activities.” On an annual basis, our management reports to the Audit Committee all audit services performed during the previous 12 months and all fees billed by our independent registered public accounting firm for such services.

A representative of Olayinka is not expected to be present at the Annual Meeting or to be available to comment or respond to questions.

Auditor Independence

In our fiscal year ended April 30, 2023, Olayinka provided no professional services other than those described above that would require our Audit Committee to consider their compatibility with maintaining the independence of Olayinka.

Vote Required

The Ratification of Accountant Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting. The Ratification of Accountant Proposal is considered a routine matter on which brokers can vote in their discretion, so we do not expect broker non-votes on the Ratification of Accountant Proposal. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Ratification of Accountant Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF

Olayinka Oyebola & Co.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee provides assistance to our Board in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

Olayinka Oyebola & Co. serves as our independent registered public accounting firm and audited our financial statements for the year ended April 30, 2023. Olayinka Oyebola & Co. does not have and has not had any financial interest, direct or indirect, in our company, and does not have and has not had any connection with our company except in its professional capacity as our independent auditors. The Audit Committee also has selected Olayinka Oyebola & Co. as our independent registered public accountants for 2024.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended April 30, 2023 and has discussed those financial statements with management and Olayinka Oyebola & Co. The Audit Committee has also received from, and discussed with, Olayinka Oyebola & Co. various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with Olayinka Oyebola & Co. matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Olayinka Oyebola & Co. to the Audit Committee pursuant to PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence).

Audit and non-audit services to be provided by Olayinka Oyebola & Co. are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Based on these reviews and discussions, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2023, filed with the SEC.

Respectfully submitted,

Audit Committee:

Kirk Taylor

Stephen Crummey

Rodney Rapson

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PROPOSAL 3 - APPROVAL OF THE SHARE EXCHANGE

The Company is asking you to approve the issuance of the Exchange Shares in exchange for 70% of the capital stock of YYEM (the “Share Exchange”) and the other terms and conditions of the Exchange Agreement and the transactions contemplated thereby.

The terms of and reasons for, and the other aspects of, the Exchange Agreement, the Acquisition and the issuance of the Exchange Shares in connection with the Acquisition are described in detail in the other sections in this proxy statement.

A copy of the Exchange Agreement is attached as Annex A to this proxy statement.

Upon completion of the Acquisition, which includes the issuance of the Exchange Shares, YYEM will become a subsidiary of the Company.

Consequences if the Share Exchange Proposal is not Approved

If the Share Exchange Proposal is not approved at the Annual Meeting, or the Acquisition is not completed for any reason, it is likely that our Common Stock would be delisted from Nasdaq, with all the attendant risks described in the “Risks Related to the Acquisition” section of this proxy statement. Furthermore, if the Acquisition is not completed, the price of our Common Stock may decline significantly. There can be no assurance as to the effect of these risks and opportunities on the future value, if any, of your shares of Connexa’s Common Stock.

Required Vote

The Share Exchange Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Share Exchange Proposal.

CONNEXA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CONNEXA’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE SHARE EXCHANGE PROPOSAL.

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PROPOSAL 4 - APPROVAL OF THE CAPITAL INCREASE

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve the Amendment to increase the authorized number of shares of our Common Stock (the “Capital Increase”) from 300,000,000 shares to 1,000,000,000 shares and directing that a proposal to approve the Capital Increase (the “Capital Increase Proposal”) be submitted for approval at the Annual Meeting. If approved by our stockholders, the Capital Increase will be effected by the filing of the Amendment, a copy of which is attached as Annex B to this proxy statement, with the Delaware Secretary of State following the Annual Meeting.

The Capital Increase is intended to facilitate the Acquisition and for other corporate purposes, whether or not the Acquisition is completed.

Purpose and Effects of the Capital Increase

As of March 21, 2024, there were 34,807,734 shares of our Common Stock issued and outstanding, 9,944,406 shares reserved for issuance upon exercise or conversion of outstanding securities, and only 255,247,860 shares of Common Stock available for issuance.

Without the Capital Increase, our Board believes that our current authorized but unissued shares of Common Stock are inadequate for a publicly traded company such as ours and that the Capital Increase is necessary in order to give us or YYEM sufficient authorized shares of Common Stock for future capital raising activity, the issuance of awards of stock options or other equity compensation to directors, officers and employees under the 2020 Plan, and possible strategic acquisitions and other corporate transactions. Following the Acquisition, YYEM intends to seek to expand its existing platform and product offerings, which will require additional capital. YYEM may elect to raise such additional capital through the sale of shares of our Common Stock or other equity securities exercisable for or convertible into shares of our Common Stock. Such expansion may also be accomplished through acquisitions in which YYEM may choose to issue shares of our Common Stock or Common Stock equivalents in payment for all or a portion of the acquisition price, although YYEM has no present plan or arrangement for such acquisitions. In addition, YYEM may seek to raise additional capital for general business purposes following the Acquisition through future issuances of shares of Common Stock or securities exercisable for or convertible into shares of Common Stock.

The additional shares of Common Stock resulting from the Capital Increase will have the same rights and privileges as the currently authorized Common Stock. Once authorized, the additional shares of common stock resulting from the Capital Increase generally may be issued with approval of the Board but without further approval of the stockholders. Accordingly, unless stockholder approval is required by applicable law, rule or regulation, stockholders will not have approval rights in connection with the issuance of such additional shares.

The Capital Increase itself would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. However, any subsequent issuance, or the possibility of such issuance, of shares of our common stock (including the issuance of the Exchange Shares, exercise of stock options and warrants, or conversion of convertible securities) would reduce each stockholder’s proportionate interest in the Company and may depress the market price of our common stock. Other than with respect to the issuance of the Exchange Shares and possible future awards under the 2020 Plan, we have no present plan or arrangement to issue any of the additional shares if the Capital Increase is approved.

Anti-takeover Effects

SEC rules and regulations require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although our Board has not proposed the Capital Increase with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares of authorized common stock could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect a change in control of the Company. Accordingly, if the proposed Capital Increase is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board or management.

The Capital Increase Proposal is not prompted by any takeover threat perceived by our Board or management.

Required Vote

The Capital Increase Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Capital Increase Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CAPITAL INCREASE PROPOSAL.

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PROPOSAL 5 - APPROVAL OF THE REVERSE STOCK SPLIT

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve the Amendment to authorize a reverse stock split of our Common Stock within a range of 1-for-10 to 1-for-100 (the “Reverse Stock Split”), with the Board to set the specific ratio and determine the date for the Reverse Stock Split to be effective, and directing that a proposal to approve the Reverse Stock Split (the “Reverse Stock Split Proposal”) be submitted for approval at the Annual Meeting. If approved by our stockholders, the Reverse Stock Split will be effected by the filing of the Amendment, a copy of which is attached as Annex B to this proxy statement, with the Delaware Secretary of State following the Annual Meeting.

However, notwithstanding stockholder approval of this proposal, the Board may elect not to proceed with the Reverse Stock Split if at any time our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. By voting in favor of this proposal, you are expressly also authorizing our Board to determine not to proceed with the Reverse Stock Split.

If the Reverse Stock Split is effected, at the effective time of the Reverse Stock Split, the issued and outstanding shares of our Common Stock immediately prior thereto will be combined and reclassified into a smaller number of shares.

The Reverse Stock Split is intended to facilitate the Acquisition and for other corporate purposes, whether or not the Acquisition is completed.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

The Reverse Stock Split is primarily to fulfill a closing condition of the Acquisition, which is to re-qualify for initial listing under the Nasdaq initial listing rules due to the change of control of our Company. The qualification includes having a bid price of the shares of our Common Stock at the time of listing of at least $4.00.

Furthermore, on December 12, 2023, we received a letter from the Listing Qualifications Department of The Nasdaq Capital Market informing us that because the closing bid price for the our Common Stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, the Company was not in compliance with the minimum bid price requirement for continued listing on Nasdaq as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). Our reason for recommending the Reverse Stock Split Proposal includes increasing the bid price of our Common Stock to regain compliance with the continued listing requirements of Nasdaq.

In addition, the Reverse Stock Split may make our Common Stock a more attractive and cost-effective investment for a broader range of investors, which in turn would enhance the liquidity of the holders of Common Stock. For example, the current market price of our Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our Common Stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to satisfy the Minimum Bid Price Requirement or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

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Effects of the Reverse Stock Split Proposal

Generally

Based on 34,807,734 shares of Common Stock issued and outstanding as of the Record Date for the Annual Meeting, immediately following the Reverse Stock Split, if effected, for example, at a 1-for-100 ratio, we would have approximately 348,077 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares).

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except that as described below under “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

If the Reverse Stock Split is effected, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our Common Stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Our Common Stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the Reverse Stock Split is effected, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

If the Reverse Stock Split is effected, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the reverse stock split ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity of our Common Stock, which may reduce the value of our Common Stock.

Effect on Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of our Common Stock. Because the number of outstanding shares of Common Stock will decrease if the Reverse Stock Split is effected, the number of shares of Common Stock remaining available for issuance will increase. Currently, our authorized shares of Common Stock is 300,000,000. Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our Board. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that our Board determines to be in our best interests.

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for our Board to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued shares to be issued to holders who might side with our Board in opposing a takeover bid that the Board determines is not in the best interests of our company or our stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting our current management, including our current directors, to retain their positions, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with our operations. However, our Board is not aware of any attempt to take control of our Company and our Board has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

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Effect on Par Value of our Common Stock

The Reverse Stock Split will not affect the par value of our Common Stock, which will remain at $0.001.

Effect on Warrants, and Convertible or Exchangeable Securities

If the Reverse Stock Split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our Common Stock. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the reverse stock ratio, subject to our treatment of fractional shares.

Effect on our 2020 Plan and Outstanding Awards

We previously granted stock options and other awards under the 2020 Plan. As of the date hereof, there were approximately 37,500 shares of Common Stock subject to outstanding awards granted under the 2020 Plan, and approximately 0 shares remained available under the 2020 Plan for future awards. The 2020 Plan provides that in the event of a stock split, the number of shares subject to (i) the 2020 Plan, (ii) each right to shares granted pursuant to the 2020 Plan and the underlying Common Stock and (iii) outstanding awards, will each be appropriately and proportionately adjusted. Accordingly, if the Reverse Stock Split is effected, these proportionate adjustments will be effected. Assuming that the Reverse Stock Split at a 1-for-100 ratio is effected, an outstanding stock option to purchase 1,000 shares of Common Stock, exercisable at $0.50 per share, will be adjusted as a result of the Reverse Stock Split into a stock option to purchase 10 shares of Common Stock at an exercise price of $50.00 per share.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, record holders of our Common Stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Procedure for Implementing the Reverse Stock Split Proposal

If our stockholders approve this proposal, and if the Board determines that it is in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split, we will file the certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. As of the effective time of the Reverse Stock Split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Shares of Common Stock

If the Reverse Stock Split is effected, stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender their certificate(s) representing pre-split shares of our Common Stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-Reverse Stock Split Common Stock. No certificates representing post-split shares of our Common Stock will be issued to a stockholder until such stockholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No stockholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our Common Stock. Until surrendered, we will deem certificates representing pre-split shares of our Common Stock to be cancelled and only to represent the number of whole shares of post-split shares of our Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our Common Stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

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Beneficial Owners

If the Reverse Stock Split is effected, we intend to treat shares held by stockholders through a bank, broker, or other nominee in the same manner as shares held by stockholders of record. Banks, brokers, and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners holding our Common Stock in street name. However, these banks, brokers, and other nominees may have different procedures for processing the Reverse Stock Split than for stockholders of record. Stockholders who hold shares of our Common Stock in street name and who have questions in this regard are encouraged to contact their banks, brokers, or other nominees.

Registered “Book-Entry” Holders of Common Stock

If the Reverse Stock Split is effected, stockholders who hold their shares of our Common Stock electronically in book-entry form with our transfer agent will not need to take action (i.e., the exchange will be automatic) to receive their shares of post-Reverse Stock Split Common Stock.

Accounting Matters

The Reverse Stock Split will not affect the per share par value of our Common Stock. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split Proposal

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder of our Common Stock, which is a beneficial owner of our Common Stock that is either:

●	an individual citizen or resident of the United States;
●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. For example, this summary does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates or former citizens or residents, persons subject to the alternative or corporate minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons who acquired their shares or equity awards in connection with employment or other performance of services, (iii) persons who hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, or (iv) persons who do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address the Medicare tax on net investment income, tax considerations in respect of our preferred stock, or tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Certain filings with the Internal Revenue Service must be made by us and certain ‘significant holders” of our common shares in order for the Reverse Stock Split to qualify as a reorganization. Assuming the Reverse Stock Split qualifies as a reorganization, other than with respect to any U.S. holder that receives a full share in lieu of a fractional share, a U.S. holder generally will not recognize gain or loss upon the exchange of shares of our common stock for a lesser number of shares of our common stock, based upon the reverse stock split ratio.

A U.S. holder’s aggregate tax basis in the lesser number of shares of our common stock received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the common stock received as a result of the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered for the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. holder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the holder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the holder’s basis their shares by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Required Vote

The Reverse Stock Split Proposal will require the affirmative vote of a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE Reverse Stock Split PROPOSAL.

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PROPOSAL 6 - APPROVAL OF THE SEPARATION

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve the Separation and the transaction contemplated by the Separation Agreement and directing that a proposal to approve the Separation and the transaction contemplated by the Separation Agreement (the “Separation Proposal”) be submitted for approval at the Annual Meeting.

The Separation is intended to facilitate the Acquisition and is one of the closing conditions of the Acquisition. The form of the Separation Agreement is attached to this proxy statement as Annex C.

Purpose and Effects of the Separation

In connection with the Acquisition, the Company has agreed that at or prior to the Closing Date, it will enter into a separation agreement, to sell, transfer and assign all or substantially all of its legacy business, assets and liabilities related to or necessary for the operations of the Legacy Business to NewCo, and that after the Closing Date, NewCo will have the sole right to and obligations of the Legacy Business and will be liable to the Company for any losses arising from third-party claims against the Company arising from liabilities related to the Legacy Business.

The Board has determined that the liabilities to be transferred to NewCo will exceed the assets to be transferred to NewCo. With the removal of the liabilities, the Separation as contemplated by the Exchange Agreement will allow our stockholders to realize the value of Connexa’s current assets as well.

On a pro forma basis, as of April 17, 2024, the Legacy Business’ assets were approximately $5.2 million (which represents the assets of the Company as of January 31, 2024, minus, on a pro forma basis, the $16.5 million used for the purchase of 20% ownership of YYEM in April 2024), and the liabilities of the Legacy Business were $17.7 million (which represents the liabilities of the Company as of January 31, 2024, minus, on a pro forma basis, approximately $7 million of liabilities converted into equity from February 1 to April 17).

Required Vote

The Separation Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Separation Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE SEPARATION PROPOSAL.

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PROPOSAL 7 - APPROVAL OF THE AMENDMENT TO OCTOBER AND DECEMBER 2023 WARRANTS EXERCISE PRICE

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve for purposes of complying with Nasdaq Listing Rule 5635(d), for the amendment to the exercise price of certain existing warrants of the Company to $0.16 per share (the “Amendment to October and December 2023 Warrants Exercise Price Proposal”) and directing that a proposal to approve the Amendment to October and December 2023 Warrants Exercise Price Proposal be submitted for approval at the Annual Meeting.

Purpose and Effects of the Amendment to October and December 2023 Warrants Exercise Price Proposal

As previously disclosed, on October 11, 2023, the Company entered into a loan and security modification agreement (the “Loan and Security Modification Agreement”) with Armistice Capital Master Fund Ltd. (“Armistice”) and the agent for Armistice (the “Agent”) amending the terms of the Loan and Security Agreement dated January 6, 2023 (the “LSA”) by and among the Company, the Lenders and the Agent to make an additional loan of $1,000,000 and modify the terms of the LSA to reflect the new loan. In connection with the Loan and Security Modification Agreement, the Company agreed to issue to Armistice warrants (the “October Warrants”) to purchase up to 169,196 shares of Common Stock at an exercise price of $1.90 per share. The October Warrants are exercisable six months after their issuance and will expire five-and-a-half years from their date of issuance. On December 6, 2023, the Company entered into an inducement offer letter agreement (the “Inducement Letter”) with Armistice with regard to certain of the Company’s existing warrants. Pursuant to the Inducement Letter, Armistice agreed to exercise for cash certain existing warrants issued by the Company to purchase an aggregate of 4,972,203 shares of Common Stock at a reduced exercise price of $0.294 per share in consideration of the Company’s agreement to issue new warrants (the “December Warrants,” and together with the October Warrants, the “October and December 2023 Warrants”) to purchase up to an aggregate of 9,944,406 shares of Common Stock.

On February 21, 2024, the Company and the Lenders and the Agent entered into a Waiver, Warrant Amendment and Second Loan and Security Modification Agreement (the “Waiver, Amendment, and Modification Agreement”). Pursuant to the Waiver, Amendment, and Modification Agreement, Armistice and the Agent agreed to waive certain events of default with regard to certain covenants and obligations the Company had pursuant to that certain registration rights agreement between the Company and the Lenders and the Agent entered into in September 2022, the LSA (as modified), and the Inducement Letter, and the parties agreed to modify the LSA such that a certain note (the “Note”) issued to Armistice be convertible into up to 9,991,674 shares of Common Stock based on the agreed to conversion price of $0.32, which met the definition of “Minimum Price” in Nasdaq Listing Rule 5635(d), and to use Armistice’s reasonable best efforts to voluntarily convert all amounts owed under the Note on or prior to the last trading day before the trading day on which the next meeting of the Company’s shareholders would take place.

Additionally, pursuant to the Waiver, Amendment, and Modification Agreement, the Company and Armistice and the Agent agreed that following shareholder approval, which the Company will seek to obtain by May 3, 2024 (and, if not obtained by such date, the Company agreed to call a shareholder meeting every 60 days until shareholder approval is obtained), the October and December 2023 Warrants will be amended to lower the exercise price of such warrants to $0.16 per share.

On April 15, 2024, the Company acknowledged and agreed to the entrance into a warrant purchase agreement (the “WPA”) by Armistice and Morgan Capital LLC (“Morgan”) pursuant to which Armistice sold the October and December 2023 Warrants to Morgan for $2,500,000 in cash. Pursuant to the WPA, Armistice agreed that the obligation of Slinger Bag Americas to, within 10 Business Days of the six month anniversary of the Waiver, Amendment, and Modification Agreement, pay in cash to Armistice the difference, if any, between (i) $6 million and (ii) the combined gross proceeds to be realized by the Holder from its sale of the Company’s common stock issued pursuant to (a) conversions of the note (which as of the date hereof has been fully converted into shares of the Company’s common stock) and (b) exercises of the Warrants shall be terminated and of no further effect and force. In addition, pursuant to the WPA, Armistice agreed that the obligation of Slinger Bag Americas to maintain an escrow account with its counsel in the amount of no less than $2,000,000 shall be terminated and of no further effect and force. Armistice further agreed that any and all liens and security interests of Armistice in any and all of the property of the Company and the Guarantors (as such terms are defined in the Waiver, Amendment, and Modification Agreement) shall be automatically released and terminated, including without limitation, any liens and security interests evidenced by Uniform Commercial Code financing statements.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities. Therefore, the October and December 2023 Warrants cannot be exercised at the $0.16 exercise price until the Company, in compliance with Nasdaq Listing Rule 5635(d), obtains shareholder approval to issue the shares of Common Stock at a price below the Minimum Price.

The October and December 2023 Warrants provide that the investors will not have the right to exercise any portion of such warrants if the exercise would cause (i) the aggregate number of shares of our Common Stock beneficially owned by the holder (together with its affiliates) to exceed 4.99% (or, at the election of the Investor, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, or (ii) the combined voting power of the Company’s securities beneficially owned by the holder (together with its affiliates) to exceed 4.99% (or, at the election of the holder, 9.99%) of the combined voting power of all of the Company’s securities then outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants.

If the stockholder approval is not obtained at the Annual Meeting, then the Company will be required to call another meeting of stockholders every 60 days thereafter to seek the stockholder approval until the date stockholder approval is obtained.

Required Vote

The Amendment to October and December 2023 Warrants Exercise Price Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Amendment to October and December 2023 Warrants Exercise Price Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE Amendment to October and December 2023 Warrants Exercise Price PROPOSAL.

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PROPOSAL 8 - APPROVAL OF THE Issuance to January 2024 Investors

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve for purposes of complying with Nasdaq Listing Rule 5635(d) the issuance of shares of our common stock to certain investors party to the securities purchase agreements entered into in January 2024 (the “Issuance to January 2024 Investors”) and directing that a proposal to approve the Issuance to January 2024 Investors (the “Issuance to January 2024 Investors Proposal”) be submitted for approval at the Annual Meeting.

Purpose and Effects of the Issuance to January 2024 Investors

As previously disclosed on the Current Report on Form 8-K filed with the SEC on January 24, 2024, on January 19, 2024, we entered into securities purchase agreements (the “Securities Purchase Agreements”) with three investors (the “Investors”) for the issuance and sale to each Investor of (i) 2,330,200 shares of our common stock (the “Common Stock Shares”) and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 25,169,800 shares of our common stock (the “Pre-Funded Warrant Shares”, together with the Common Stock Shares, the “Shares”) at a combined purchase price of $0.20 per share of our common stock for an aggregate amount of approximately $16.5 million. The Pre-Funded Warrants have an exercise price of $0.00001 per share of common stock and are exercisable beginning on the date stockholder approval is received and effective allowing exercisability of the Pre-Funded Warrants under Nasdaq rules until the Pre-Funded Warrants are exercised in full. The aggregate number of Common Stock Shares to be issued is 6,990,600 and the aggregate number of Pre-Funded Warrant Shares is 75,509,400.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable or exchangeable for our common stock) equal to 20% or more of our common stock or voting power outstanding before the issuance, unless sold at a price equal to or greater than the Minimum Price (as defined in the Rule).

Pursuant to the Securities Purchase Agreements and Nasdaq Listing Rule 5635(d), we are required to obtain stockholder approval for issuance of Shares in excess of 19.99% of the issued and outstanding shares of our Common Stock on the closing date.

As a result, we are seeking stockholder approval of the issuances of shares for purposes of complying with the Securities Purchase Agreements and Nasdaq Rule 5635(d).

Required Vote

The Issuance to January 2024 Investors Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Issuance to January 2024 Investors Proposal.

The 6,990,600 shares of our Common Stock held by the Investors as of the Record Date are not entitled to vote on this Proposal No. 8 in accordance with Nasdaq Listing Rule 5635(d) as described in the proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE Issuance to January 2024 Investors PROPOSAL.

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PROPOSAL 9 - APPROVAL OF THE YONAH KALFA SHARE ISSUANCE

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve the issuance of 942,307 shares of Common Stock to Yonah Kalfa and directing that a proposal to approve the share issuance to Yonah Kalfa (the “Yonah Kalfa Share Issuance Proposal”) be submitted for approval at the Annual Meeting.

Purpose and Effects of the Yonah Kalfa Share Issuance Proposal

As previously disclosed on the Current Report on Form 8-K furnished with the SEC on September 9, 2020, the Company entered into a service agreement dated September 7, 2020 (the “YK Employment Agreement”) with Yonah Kalfa, the Company’s chief innovation officer and a member of the Company’s Board. Pursuant to Sections 2.1(a) and 2.1(b) of the YK Employment Agreement, the Company owed Mr. Kalfa $1,137,000 in salary (the “Salary Compensation”) through January 31, 2024.

The Company was unable to pay Mr. Kalfa any of the compensation in cash and, given Mr. Kalfa’s extraordinary contribution to the Company, pursuant to Section 2.1(b) of the YK Employment Agreement, the Company agreed to pay $1 million of the $1.137 million owed (with Mr. Kalfa waiving the right to receive the $137,000 balance) via an issuance of shares of Common Stock as memorialized by that certain Deferred Payment Conversion Agreement with Mr. Kalfa, dated January 20, 2024 (the “2024 Agreement”). The 2024 Agreement sets forth the price per share of the shares to be issued ($0.187), the number of shares to be issued using that price (5,347,594), and the amount due to Mr. Kalfa through January 31, 2024.

Due to administrative delays, the Company did not issue the shares in January. Rather, on March 15, 2024, the Company issued 4,405,287 shares of Common Stock. This is the amount of stock owed for a $1 million payment at a conversion price of $0.227, which was the closing price of the Common Stock on March 13, 2024 (and a higher price than the closing price on March 14, 2024).

No shareholder approval was required for the issuance of the 4,405,287 shares because it was less than 20% of the number of the Company’s outstanding shares of Common Stock as of March 14, 2024 and was issued at a price per share ($0.227) above the Minimum Price as defined under Nasdaq Listing Rule 5635(d).

The Company now seeks shareholder approval, pursuant to Nasdaq Listing Rule 5635(c), to issue the balance of 942,307 shares (5,347,594 minus 4,405,287) to Mr. Kalfa.

Required Vote

The Yonah Kalfa Share Issuance Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Yonah Kalfa Share Issuance Proposal.

The 4,462,524 shares of the Company’s Common Stock held by Mr. Kalfa as of the Record Date are not entitled to vote on this Proposal No. 9 in accordance with Nasdaq Listing Rule 5635(d) as described in the proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE YONAH KALFA SHARE ISSUANCE PROPOSAL.

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PROPOSAL 10 - APPROVAL OF THE DIRECTOR SHARES ISSUANCE

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve the issuance of shares of Common Stock to each of our directors for their services and extraordinary contribution to the Company (the “Director Shares Issuance”) and directing that a proposal to approve the Director Shares Issuance (the “Director Shares Issuance Proposal”) be submitted for approval at the Annual Meeting.

The Director Shares Issuance is intended as compensation to the members of the Board for their services and extraordinary contribution to the Company. The Company seeks shareholder approval, pursuant to Nasdaq Listing Rule 5635(c), to issue these shares.

Purpose and Effects of the Director Shares Issuance

As compensation to each director of the Company and as agreed with each director, the Company is required to issue each director 150,000 shares of its common stock for each year of service as a director. On February 19, 2024, the Board approved the issuance of shares of Common Stock to each of our directors for their service and extraordinary contributions to the Company as follows:

●	Mike Ballardie – 300,000 shares of Common Stock for two years of service, and up to 700,000 shares of Common Stock for extraordinary contribution

●	Yonah Kalfa – 300,000 shares of Common Stock for two years of service, and up to 700,000 shares of Common Stock for extraordinary contribution

●	Kirk Taylor – 300,000 shares of Common Stock for two years of service, and up to 700,000 shares of Common Stock for extraordinary contribution

●	Rodney Rapson – 150,000 shares of Common Stock for one year of service, and up to 350,000 shares of Common Stock for extraordinary contribution

●	Steven Crummey – 150,000 shares of Common Stock for one year of service, and up to 350,000 shares of Common Stock for extraordinary contribution

Required Vote

The Director Shares Issuance Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Director Shares Issuance Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE Director Shares Issuance PROPOSAL.

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PROPOSAL 11 - APPROVAL OF THE MANAGEMENT SHARES ISSUANCE

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve the issuance of shares of Common Stock to certain members of our management for their services and extraordinary contribution to the Company (the “Management Shares Issuance”) and directing that a proposal to approve the Management Shares Issuance (the “Management Shares Issuance Proposal”) be submitted for approval at the Annual Meeting.

The Management Shares Issuance is intended as compensation to certain members of our management for their services and extraordinary contribution to the Company. The Company seeks shareholder approval, pursuant to Nasdaq Listing Rule 5635(c), to issue these shares.

Purpose and Effects of the Management Shares Issuance

On February 19, 2024, the Board approved the issuance of shares of Common Stock to certain members of our management for their service and extraordinary contributions to the Company as follows:

●	Juda Honickman – 335,000 shares of Common Stock for extraordinary contribution

●	Mark Radom – 335,000 shares of Common Stock for extraordinary contribution

Required Vote

The Management Shares Issuance Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Management Shares Issuance Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE MANAGEMENT Shares Issuance PROPOSAL.

89

PROPOSAL 12 - APPROVAL OF THE Increase in Number of Shares Reserved for Incentive Plan

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve an increase in the number of shares authorized for issuance under our 2020 Slinger Bag Inc. Global Share Incentive Plan (the “2020 Plan”) and directing that a proposal to approve the increase (the “Increase in Number of Shares Reserved for Incentive Plan Proposal”) be submitted for approval at the Annual Meeting.

The increase in the number of shares authorized for issuance under our 2020 Plan is to allow us to compensate our employees, consultants and non-employee directors whose contributions are important to our success and enable us to maintain our competitive position regarding recruiting and retaining highly skilled and engaged personnel. The Company seeks shareholder approval, pursuant to Nasdaq Listing Rule 5635(c), to increase the number of shares authorized for issuance under our 2020 Plan.

Purpose and Effects of the Increase in Number of Shares Reserved for Incentive Plan Proposal

We are asking our stockholders to approve the amendment of the 2020 Plan. The 2020 Plan was originally adopted by our stockholders on November 11, 2020. The Company has reserved a total of 37,500 shares of Common Stock (after giving effect to the 1-for-10 split in June 2022 and a 1-for-40 reverse split in September 2023) for issuance under awards to be made under the 2020 Plan. Our Board approved the Amendment to the 2020 Plan (the “Amended 2020 Plan”) on April 12, 2024, subject to stockholder approval, to make an additional 30,000,000 shares of our Common Stock available for the issuance of awards under the Amended 2020 Plan. If approved by the Company’s stockholders, the Amended 2020 Plan will become effective on the date of such shareholder approval.

Under the 2020 Plan, as of March 21, 2024, equity awards covering 37,500 shares were outstanding and no shares remained available for future grants, regardless of any conversion rate provision. Given our current grant practices and anticipated needs, we consider it important to maintain a strong association between compensation of our employees and service providers and our stockholders’ long-term interests. Awards under the Amended 2020 Plan are intended to provide our employees significant incentive to protect and enhance stockholder value, but there are no shares remaining available for new grants under our 2020 Plan to sustain these important stock-based incentives. If stockholders approve the Amended 2020 Plan, we expect that the shares available will meet our anticipated needs for several years, subject to changes in business conditions or other trends.

Required Vote

The Increase in Number of Shares Reserved for Incentive Plan Proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Increase in Number of Shares Reserved for Incentive Plan Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCREASE IN NUMBER OF SHARES RESERVED FOR INCENTIVE PLAN PROPOSAL.

90

PROPOSAL 13 - THE ADJOURNMENT PROPOSAL

The Adjournment Proposal allows the Chairman of the Annual Meeting to submit a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes at the Annual Meeting, that there are not sufficient votes to approve the Share Exchange Proposal. In no event will the Chairman adjourn the Annual Meeting beyond the date by which he may properly do so under the DGCL.

In addition to an adjournment of the Annual Meeting upon approval of the Adjournment Proposal, our Board is empowered under the DGCL law to postpone the meeting at any time prior to the meeting being called to order. In such event, Connexa will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is presented and not approved at the Annual Meeting, the Chairman of the Annual Meeting may not be able to adjourn the Annual Meeting to a later date, and the Acquisition would not be completed.

Required Vote

The Adjournment Proposal will be approved, whether or not a quorum is present at the Annual Meeting, if the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote is received for the Adjournment Proposal. The Adjournment Proposal is considered a routine matter on which brokers can vote in their discretion, so we do not expect broker non-votes on the Adjournment Proposal. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Adjournment Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

91

OTHER MATTERS

Accompanying this proxy statement is a copy of our Annual Report on Form 10-K, without exhibits, for the year ended April 30, 2023, as filed with the SEC, which constitutes our annual report to stockholders. We will provide, without charge upon written request, a further copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules. Copies of the Form 10-K exhibits also are available without charge. Stockholders who would like such copies should direct their requests in writing to: Corporate Secretary, 2709 North Rolling Road, Suite 138, Windsor Mill, Maryland 21244.

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting or any adjournment or postponement of the meeting and are voted upon, your proxy will confer discretionary authority on the individuals named as proxy holders to vote the shares represented by the proxy as to any other matters.

EXPERTS

The consolidated financial statements of Connexa for the years ended April 30, 2022 and 2023 included in this proxy statement have been audited by Olayinka Oyebola & Co., independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of YYEM for the years ended January 31, 2024 and 2023 included in this proxy statement have been audited by Olayinka Oyebola & Co., independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

We have engaged Alliance Advisors, or Alliance, to assist in the solicitation of proxies. We have paid Alliance a fixed fee of $12,500 and will reimburse Alliance for standard out-of-pocket expenses. If we utilize an incoming/outgoing call campaign, we will pay Alliance a one-time modest set up and data processing fee and flat fees per attempted and completed proxy solicitation call and per telephone vote.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of common stock. We will also deliver a separate copy of this proxy statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Connexa Sports Technologies Inc., 2709 North Rolling Road, Suite 138, Windsor Mill, Maryland 21244, Attn: Secretary, by registered, certified or express mail or by calling the Company at (443) 407-7564.

92

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Stockholders may obtain free copies of certain documents filed with the SEC by Connexa through the “SEC Filings” section of our website. You also may obtain any of the documents we file with the SEC, including exhibits to the documents, without charge, by requesting them in writing or by telephone at the following address or telephone number:

Connexa Sports Technologies Inc.

2709 North Rolling Road, Suite 138

Windsor Mill, Maryland 21244

(443) 407-7564

By Order of the Board of Directors

/s/ Mike Ballardie

Mike Ballardie

President and Chief Executive Officer

93

F-1

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of

CONNEXA SPORTS TECHNOLOGIES INC.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Connexa Sports Technologies Inc (the ‘Company’) as of April 30, 2023 and 2022, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity and cash flows for the year ended April 30, 2023 and 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of April 30, 2023 and 2022, and the results of its operations and its cash flows for the years ended April 30, 2023 and 2022, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company suffered an accumulated deficit of $(151,750,610), net loss of $(71,153,685) and a negative working capital of $(18,775,991). These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regards to these matters are also described in Note 2 to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. Communication of critical audit matters does not alter in any way our opinion on the financial statements taken as a whole and we are not, by communicating the critical audit matters, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate.

Complex Debt and Equity Transaction on disposal of PlaySight.

As disclosed in Note 16, on November 27, 2022, the company disposed of one of its subsidiaries, and the Company entered into debt and/or equity transactions and agreements that contained terms and provisions that were uncommon in practice. Due to the unusual nature of the agreements, ensuring the accounting for the transactions was challenging, subjective, and required complex auditor judgment, including detailed analysis and interpretation of accounting standards.

In order to audit these significant unusual transactions, we reviewed the Company analysis and had to perform a significant amount of research in order to gain comfort in the accounting for each.

OLAYINKA OYEBOLA & CO.

(Chartered Accountants)

Lagos, Nigeria

We have served as the Company’s auditor since 2023.

April 10, 2024

F-2

CONNEXA SPORTS TECHNOLOGIES, INC.

CONSOLIDATED BALANCE SHEETS (IN US$)

APRIL 30, 2023 AND 2022

	APRIL 30, 2023	APRIL 30, 2022

ASSETS
Current Assets:
Cash and cash equivalents	$202,095	$665,002
Accounts receivable, net	399,680	1,033,390
Inventories, net	3,189,766	7,861,837
Prepaid inventory	936,939	499,353
Contract assets	-	235,526
Prepaid expenses and other current assets	263,020	272,670
Current assets of discontinued operations	-	2,258,318

Total Current Assets	4,991,500	12,826,096

Non-Current Assets:
Note receivable - former subsidiary	2,000,000	-
Fixed assets, net of depreciation	14,791	47,355
Intangible assets, net of amortization	101,281	4,842,856
Goodwill	-	6,781,193
Non-current assets of discontinued operations	-	50,365,446

Total Non-Current Assets	2,116,072	62,036,850

TOTAL ASSETS	$7,107,572	$74,862,946

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

LIABILITIES
Current Liabilities:
Accounts payable	$5,496,629	$5,252,665
Accrued expenses	4,911,839	4,381,901
Related party purchase obligation	-	500,000
Contract liabilities	-	111,506
Accrued interest	25,387	708,677
Accrued interest - related party	917,957	908,756
Current portion of notes payable, net of discount	1,484,647	4,639,376
Current portion of convertible notes payable, net of discount	-	10,327,778
Derivative liabilities	10,489,606	5,443,779
Contingent consideration	418,455	1,334,000
Other current liabilities	22,971	156,862
Current liabilities of discontinued operations	-	5,215,222

Total Current Liabilities	23,767,491	38,980,522

Long-Term Liabilities:
Notes payable related parties, net of current portion	1,953,842	2,000,000
Non-current liabilities of discontinued operations	-	1,370,492

Total Long-Term Liabilities	1,953,842	3,370,492

Total Liabilities	25,721,333	42,351,014

Commitments and contingency	-	-

SHAREHOLDERS’ EQUITY (DEFICIT)
Common stock, par value, $0.001, 300,000,000 shares authorized, 13,543,155 and 4,194,836 shares issued and outstanding as of April 30, 2023 and 2022, respectively	13,544	4,195
Additional paid in capital	132,980,793	113,049,700
Accumulated deficit	(151,750,610)	(80,596,925)
Accumulated other comprehensive income (loss)	142,512	54,962

Total Stockholders’ Equity (Deficit)	(18,613,761)	32,511,932

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$7,107,572	$74,862,946

The accompanying notes are an integral part of these financial statements.

F-3

CONNEXA SPORTS TECHNOLOGIES, INC

CONSOLIDATED STATEMENTS OF OPERATIONS (IN US$)

YEARS ENDED APRIL 30, 2023 AND 2022

	2023	2022

NET SALES	$9,922,799	$16,102,672

COST OF SALES	7,144,335	11,878,010

GROSS PROFIT	2,778,464	4,224,662

OPERATING EXPENSES
Selling and marketing expenses	1,928,198	3,477,570
General and administrative expenses	22,743,877	46,718,986
Research and development costs	65,164	736,141

Total Operating Expenses	24,737,239	50,932,697

OPERATING LOSS	(21,958,775)	(46,708,035)

NON-OPERATING INCOME (EXPENSE)
Amortization of debt discounts	(4,095,030)	(8,150,284)
Loss on extinguishment of debt	-	(7,096,730)
Loss on issuance of convertible notes	-	(5,889,369)
Gain on change in fair value of contingent consideration	-	4,847,000
Change in fair value of derivative liability	10,950,017	18,557,184
Derivative expense	(8,995,962)	-
Interest expense	(884,985)	(1,920,183)
Interest expense - related party	(293,090)	(165,558)

Total Non-Operating Income (Expenses)	(3,319,050)	182,060

NET LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(25,277,825)	(46,525,975)

DISCONTINUED OPERATIONS
Loss from discontinued operations	(4,461,968)	(5,247,677)
Loss on disposal of subsidiaries	(41,413,892)	-
LOSS FROM DISCONTINUED OPERATIONS	(45,875,860)	(5,247,677)

NET LOSS FROM OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(71,153,685)	(51,773,652)

Provision for income taxes	-	-

NET LOSS	$(71,153,685)	$(51,773,652)

Other comprehensive income (loss)
Foreign currency translations adjustment	87,550	75,132
Comprehensive income (loss)	$(71,066,135)	$(51,698,520)

Net income (loss) per share - basic and diluted
Continuing operations	$(2.26)	$(12.09)
Discontinued operations	$(4.10)	$(1.36)

Net loss per share - basic and diluted	$(6.36)	$(13.46)

Weighted average common shares outstanding - basic and diluted	11,195,345	3,847,672

The accompanying notes are an integral part of these financial statements.

F-4

CONNEXA SPORTS TECHNOLOGIES, INC

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT) (IN US$)

FOR THE YEARS ENDED APRIL 30, 2023 AND 2022

				Accumulated
			Additional	Other
	Common Stock		Paid-In	Comprehensive	Accumulated
	Shares	Amount	Capital	Income (Loss)	Deficit	Total

Balance - May 1, 2021	2,764,283	$2,764	$10,389,935	$(20,170)	$(28,823,273)	$(18,450,744)

Stock issued for:
Conversion of notes payable - related parties	163,694	164	6,219,838	-	-	6,220,002
Acquisition	54,000	54	3,549,946	-	-	3,550,000
Conversion of shares issuanble (liability)	692,130	692	6,229	-	-	6,921
Conversion of warrants	495,000	495	2,255	-	-	2,750
Services	20,719	21	2,003,362	-	-	2,003,383
Share-based compensation	5,022	5	32,473,597	-	-	32,473,602
Elimination of related party derivative liability	-	-	8,754,538	-	-	8,754,538
Shares issuable in connection with Gameface acquisition	-	-	9,700,000	-	-	9,700,000
Shares issuable in connection with PlaySight acquisition	-	-	39,950,000	-	-	39,950,000
Change in comprehensive income (loss)	-	-	-	75,132	-	75,132
Net loss for the period	-	-	-	-	(51,773,652)	(51,773,652)

Balance - April 30, 2022	4,194,848	$4,195	$113,049,700	$54,962	$(80,596,925)	$32,511,932

Balance - May 1, 2022	4,194,848	$4,195	$113,049,700	$54,962	$(80,596,925)	$32,511,932

Stock issued for:
Conversion of notes payable	4,389,469	4,389	14,041,911	-	-	14,046,300
Acquisition	2,829,055	2,829	912,716	-	-	915,545
Services	31,000	31	37,055	-	-	37,086
Cash	2,067,260	2,068	4,192,932	-	-	4,195,000
Cashless exercise of warrants	30,000	30	(30)	-	-	-
Fractional share issuance	1,535	2	(2)	-	-	-
Share-based compensation	-	-	746,511	-	-	746,511
Change in comprehensive income	-	-	-	87,550	-	87,550
Net loss for the period	-	-	-	-	(71,153,685)	(71,153,685)

Balance - April 30, 2023	13,543,155	$13,544	$132,980,793	$142,512	$(151,750,610)	$(18,613,761)

The accompanying notes are an integral part of these financial statements.

F-5

CONNEXA SPORTS TECHNOLOGIES, INC

CONSOLIDATED STATEMENTS OF CASH FLOWS (IN US$)

YEARS ENDED APRIL 30, 2023 AND 2022

	2023	2022
CASH FLOW FROM OPERTING ACTIVIITES
Net loss	$(71,153,685)	$(51,773,652)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation, amortization and impairment expense	11,555,332	43,534
Change in fair value of derivartive liability	(10,950,017)	(18,557,184)
Shares and warrants issued for services	37,086	2,010,304
Share-based compensation	746,511	32,473,602
Loss on disposal	41,413,892	-
Change in fair value of contingent consideration	-	(4,847,000)
Loss on extinguishment of debt	-	7,096,730
Amortization of debt discounts	4,095,030	8,150,284
Derivative expense	8,995,962	-
Non-cash transaction costs	454,823	2,250,000
Loss on conversion of convertible notes	-	5,889,369

Changes in assets and liabilities, net of acquired amounts
Accounts receivable	(1,368,643)	(268,930)
Inventories	4,413,056	(4,186,493)
Prepaid inventory	(138,308)	(520,580)
Prepaid expenses and other current assets	430,193	(320,679)
Accounts payable and accrued expenses	(598,814)	6,087,601
Contract liabilities	(53,287)	(41,451)
Other current liabilities	1,126,123	(2,978,265)
Accrued interest	158,187	1,813,516
Accrued interest - related parties	9,201	161,120
Total adjustments	60,326,327	34,255,478

Net cash used in operating activities of continuing operations	(10,827,358)	(17,518,174)
Net cash provided by operating activities of discontinued operations	4,461,969	5,151,474
Net cash used in operating activities	(6,365,389)	(12,366,700)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash acquired as part of Gameface acquisition	-	125,659
Note receivable issuance	-	(2,250,000)
Net cash used in investing activities of continuing operations	-	(2,124,341)
Net cash provided by operating activities of discontinued operations	-	506,000
Net cash used in investing activities	-	(1,618,341)

CASH FLOWS FROM FINANCING ACTIVITES
Proceeds from issuance of common stock for cash	8,744,882	-
Debt issuance costs on convertible notes payable and other financing activities	-	(800,251)
Proceeds from notes payable	2,000,000	5,500,000
Proceeds from related party notes payable	-	2,000,000
Proceeds from convertible notes payable	-	11,000,000
Payments of notes payable - related parties	(546,158)	-
Payments of notes payable	(4,377,537)	(3,965,463)
Net cash provided by financing activities	5,821,187	13,734,286

Effect of exchange rate fluctuations on cash and cash equivalents	81,295	(193)

NET DECREASE IN CASH AND RESTRICTED CASH	(462,907)	(250,948)

CASH AND RESTRICTED CASH - BEGINNING OF PERIOD	665,002	915,950

CASH AND RESTRICTED CASH - END OF PERIOD	$202,095	$665,002

CASH PAID DURING THE PERIOD FOR:
Interest expense	$482,687	$222,210

Income taxes	$-	$111,105

SUPPLEMENTAL INFORMATION - NON-CASH INVESTING AND FINANCING ACTIVITIES:

Shares issued in connection with acquisition	$-	$3,550,000
Conversion of convertible notes payable and accrued interest to common stock	$14,046,300	$6,220,003
Shares issued for contingent consideration	$915,545	$-
Elimination of related party derivative liabilities	$-	$8,754,538
Derivative liabilities recorded as debt discounts of convertible notes	$-	$10,199,749
Derivative liability recorded for shares and warrants issued in private placement	$4,999,882	$-
Note receivable issued in sale of PlaySight	$2,000,000	$-

The accompanying notes are an integral part of these financial statements.

F-6

CONNEXA SPORTS TECHNOLOGIES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1: ORGANIZATION AND NATURE OF BUSINESS

Organization

Lazex Inc. (“Lazex”) was incorporated under the laws of the State of Nevada on July 12, 2015. On August 23, 2019, the majority owner of Lazex entered into a Stock Purchase Agreement with Slinger Bag Americas Inc., a Delaware corporation (“Slinger Bag Americas”), which was 100% owned by Slinger Bag Ltd. (“SBL”), an Israeli company. In connection with the Stock Purchase Agreement, Slinger Bag Americas acquired 2,000,000 shares of common stock of Lazex for $332,239. On September 16, 2019, SBL transferred its ownership of Slinger Bag Americas to Lazex in exchange for the 2,000,000 shares of Lazex acquired on August 23, 2019. As a result of these transactions, Lazex owned 100% of Slinger Bag Americas and the sole shareholder of SBL owned 2,000,000 shares of common stock (approximately 82%) of Lazex. Effective September 13, 2019, Lazex changed its name to Slinger Bag Inc.

On October 31, 2019, Slinger Bag Americas acquired control of Slinger Bag Canada, Inc., (“Slinger Bag Canada”) a Canadian company incorporated on November 3, 2017. There were no assets, liabilities or historical operational activity of Slinger Bag Canada.

On February 10, 2020, Slinger Bag Americas became the 100% owner of SBL, along with SBL’s wholly owned subsidiary Slinger Bag International (UK) Limited (“Slinger Bag UK”), which was formed on April 3, 2019. On February 10, 2020, the owner of SBL, contributed Slinger Bag UK to Slinger Bag Americas for no consideration.

On June 21, 2021, Slinger Bag Americas entered into a membership interest purchase agreement with Charles Ruddy to acquire a 100% ownership stake in Foundation Sports Systems, LLC (“Foundation Sports”). On December 5, 2022, the Company sold 75% of Foundation Sports back to the original sellers. As a result, at that time, the Company recorded a loss on the sale and deconsolidated Foundation Sports. (refer to Note 5 and Note 16). During the year ended April 30, 2022, the Company impaired certain intangible assets and goodwill in the amount of $3,486,599.

On February 2, 2022, the Company entered into a share purchase agreement with Flixsense Pty, Ltd. (“Gameface”). As a result of the share purchase agreement, Gameface would become a wholly owned subsidiary of the Company (refer to Note 5).

On February 22, 2022, the Company entered into a merger agreement with PlaySight Interactive Ltd. (“PlaySight”) and Rohit Krishnan (the “Shareholders’ Representative”). As a result of the merger agreement, PlaySight would become a wholly owned subsidiary of the Company (refer to Note 5). In November 2022, the Company sold PlaySight and recorded a loss on the sale. See Note 16 for further details on the sale of PlaySight.

On May 16, 2022, the Company changed its domicile from Nevada to Delaware. On April 7, 2022, the Company effected a name change to Connexa Sports Technologies Inc. We also changed our ticker symbol, “CNXA”.

The operations of Slinger Bag Inc., Slinger Bag Americas, Slinger Bag Canada, Slinger Bag UK, SBL, and Gameface are collectively referred to as the “Company.”

On June 14, 2022, the Company effected a 1-for-10 reverse stock split, where the Company’s common stock began to trade on a reverse split adjusted basis. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock. All references herein to the outstanding stock have been retrospectively adjusted to reflect this reverse split. The Company also consummated a public offering of shares of its common stock and the listing of its common stock on the Nasdaq Capital Market.

For further details on PlaySight and Foundation Sports we refer you to our Annual Report on Form 10-K for the year ended April 30, 2022, filed with the Securities and Exchange Commission on May 17, 2023. This Form 10-K and the consolidated financial statements will concentrate on our existing business as reflected in the following paragraph.

F-7

The Company operates in the sport equipment and technology business. The Company is the owner of the Slinger Launcher, which is a portable tennis ball launcher as well as other associated tennis accessories and Gameface AI an Australian artificial intelligence sports software company.

Basis of Presentation

The accompanying consolidated financial statements of the Company are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). As a result of the transactions described above, the accompanying consolidated financial statements include the combined results of Slinger Bag Inc., Slinger Bag Americas, Slinger Bag Canada, Slinger Bag UK, SBL, and Gameface for the years ended April 30, 2023 and 2022. The operations of Foundation Sports and PlaySight are included as discontinued operations in our statements of operations as these entities were sold in November 2022 and December 2022 as disclosed in Note 16.

The Company reports Gameface on a one-month calendar lag allowing for the timely preparation of financial statements. Gameface operates on fiscal year end periods as of December 31. This one-month reporting lag is with the exception of significant transactions or events that occur during the intervening period. The Company did not identify any significant transactions during the one month ended April 30, 2023 at Gameface that would need to be disclosed as not included within the Company’s consolidated financial statements.

Impact of COVID-19 Pandemic

The Company has been carefully monitoring the COVID-19 pandemic and its impact on its business. In that regard, while the Company has continued to sell its products and grow its business it did experience certain disruptions in its supply chains. The Company expects the significance of the COVID-19 pandemic, including the extent of its effect on the Company’s financial and operational results, to be dictated by, among other things, its duration, the success of efforts to contain it and the impact of actions taken in response. While the Company has not experienced any material disruptions to its business and operations as a result of the COVID-19 pandemic, it is possible such disruptions may occur in the future which may impact its financial and operational results, and which could be material.

Impact of Russian and Ukrainian Conflict

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. We are closely monitoring the unfolding events due to the Russia-Ukraine conflict and its regional and global ramifications. We have one distributor in Russia, which is not material to our overall financial results. We do not have operations in Ukraine or Belarus. We are monitoring any broader economic impact from the current crisis. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these financial statements. However, to the extent that such military action spreads to other countries, intensifies, or otherwise remains active, such action could have a material adverse effect on our financial condition, results of operations, and cash flows.

Note 2: GOING CONCERN

The financial statements have been prepared on a going concern basis, which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has an accumulated deficit of $151,750,610 as of April 30, 2023, and more losses are anticipated in the development of the business. Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or being able to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. Management intends to finance operating costs over the next twelve months with existing cash on hand, loans from related parties, and/or private placement of debt and/or common stock. In the event that the Company is unable to successfully raise capital and/or generate revenues, the Company will likely reduce general and administrative expenses, and cease or delay its development plan until it is able to obtain sufficient financing. The Company has begun reducing operating expenses and cash outflows by selling PlaySight, as well as selling 75% of Foundation Sports in November and December 2022, respectively to the former shareholders of those companies. There can be no assurance that additional funds will be available on terms acceptable to the Company, or at all. We have recorded the 25% investment in Foundation Sprots at $0.

F-8

Note 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Accordingly, actual results could differ from those estimates.

Financial Statement Reclassification

Certain prior year amounts within accounts payable, accrued expenses, and certain operating expenses have been reclassified for consistency with the current year presentation and had no effect on the Company’s balance sheet, net loss, shareholders’ deficit or cash flows.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. The majority of payments due from banks for credit card transactions process within 24 to 48 hours and are accordingly classified as cash and cash equivalents.

Accounts Receivable

The Company’s accounts receivable are non-interest bearing trade receivables resulting from the sale of products and payable over terms ranging from 15 to 60 days. The Company provides an allowance for doubtful accounts at the point when collection is considered doubtful. Once all collection efforts have been exhausted, the Company charges-off the receivable with the allowance for doubtful accounts. The Company recorded $209,690 and $175,000 in allowance for doubtful accounts for the years ended April 30, 2023 and 2022.

Inventory

Inventory is valued at the lower of the cost (determined principally on a first-in, first-out basis) or net realizable value. The Company’s valuation of inventory includes inventory reserves for inventory that will be sold below cost and the impact of inventory shrink. Inventory reserves are based on historical information and assumptions about future demand and inventory shrink trends. The Company’s inventory as of April 30, 2023 and April 30, 2022 consisted of the following:

	April 30, 2023	April 30, 2022
Finished Goods	$1,509,985	$4,073,791
Component/Replacement Parts	1,712,553	2,559,848
Capitalized Duty/Freight	517,228	1,328,198
Inventory Reserve	(550,000)	(100,000)
Total	$3,189,766	$7,861,837

Prepaid Inventory

Prepaid inventory represents inventory that is in-transit that has been paid for but not received from the Company’s third-party vendors. The Company typically prepays for the purchase of materials and receives the products within three months after making payments. The Company continuously monitors delivery from, and payments to, the vendors. If the Company has difficulty receiving products from a vendor, the Company would cease purchasing products from such vendors in future periods. The Company has not had difficulty receiving products during the reporting periods.

F-9

Property and equipment

Property and equipment acquired through business combinations are stated at the estimated fair value at the date of the acquisition. Purchases of property and equipment are stated at cost, net of accumulated depreciation and impairment losses. Expenditures that materially increase the useful life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets, which is an average of 5 years.

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts, the balances of which at times may exceed insured limits. The Company continually monitors its banking relationships and consequently has not experienced any losses in such accounts. While we may be exposed to credit risk, we consider the risk remote and do not expect that any such risk would result in a significant effect on our results of operations or financial condition. See Note 4 for further details on the Company’s concentration of credit risk as well as other risks and uncertainties.

Revenue Recognition

The Company recognizes revenue for their continuing operations in accordance with Accounting Standards Codification (“ASC”) 606, the core principle of which is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to receive in exchange for those goods or services. The Company recognizes revenue for its performance obligation associated with its contracts with customers at a point in time once products are shipped. Amounts collected from customers in advance of shipping products ordered are reflected as contract liabilities on the accompanying consolidated balance sheets. The Company’s standard terms are non-cancelable and do not provide for the right-of-return, other than for defective merchandise covered under the Company’s standard warranty. The Company has not historically experienced any significant returns or warranty issues.

The Company recognizes revenue under ASC 606, “Revenue from Contracts with Customers”. The core principle of this revenue standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:

Step 1: Identify the contract with the customer

The Company determines that it has a contract with a customer when each party’s rights regarding the products or services to be transferred can be identified, the payment terms for the services can be identified, the Company has determined the customer has the ability and intent to pay, and the contract has commercial substance. At contract inception, the Company evaluates whether two or more contracts should be combined and accounted for as a single contract and whether the combined or single contract includes more than one performance obligation.

Step 2: Identify the performance obligations in the contract

The Company’s customers are buying an integrated system. In evaluating whether the equipment is a separate performance obligation, the Company’s management considered the customer’s ability to benefit from the equipment on its own or together with other readily available resources and if so, whether the service and equipment are separately identifiable (i.e., is the service highly dependent on, or highly interrelated with the equipment). Because the Products and Services included in the customer’s contract are integrated and highly interdependent, and because they must work together to deliver the Solution, the Company has concluded that Products installed on customer’s premise and Services contracted for by the customer are generally not distinct within the context of the contract and, therefore, constitute a single, combined performance obligation.

F-10

Step 3: Determine the transaction price

The transaction price is the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer. The consideration promised in a contract with a customer includes predetermined fixed amounts, variable amounts, or both. The Company’s contracts do not include any rights of returns or refunds.

The Company collects each year’s service fees in advance and should therefore consider the existence of a significant financing component. However, due to the fact that the payments are provided for the service of a one-year term, the Company elected to apply the practical expedient under ASC 606 which exempts the adjustment of the consideration for the existence of a significant financing component when the period between the transfer of the services and the payment for such services is one year or less.

Step 4: Allocate the transaction price to the performance obligations in the contract

Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on each performance obligation’s relative standalone selling price (“SSP”). The Company has identified a single performance obligation in the contract, and therefore, the allocation provisions under ASC 606 do not apply to the Company’s contracts.

Step 5: Recognize revenue when the Company satisfies a performance obligation

Revenues for the Company’s single, combined performance obligation are recognized on a straight-line basis over the customer’s contract term, which is the period in which the parties to the contract have enforceable rights and obligations (Typically 3-4 years).

Business Combinations

Upon acquisition of a company, we determine if the transaction is a business combination, which is accounted for using the acquisition method of accounting. Under the acquisition method, once control is obtained of a business, the assets acquired, and liabilities assumed, are recorded at fair value. We use our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. One of the most significant estimates relates to the determination of the fair value of these assets and liabilities. The determination of the fair values is based on estimates and judgments made by management. Our estimates of fair value are based upon assumptions we believe to be reasonable, but which are inherently uncertain and unpredictable. Measurement period adjustments are reflected at the time identified, up through the conclusion of the measurement period, which is the time at which all information for determination of the values of assets acquired and liabilities assumed is received and is not to exceed one year from the acquisition date. We may record adjustments to the fair value of these tangible and intangible assets acquired and liabilities assumed, with the corresponding offset to goodwill. The Company elected to apply pushdown accounting to all entities acquired.

Additionally, uncertain tax positions and tax-related valuation allowances are initially recorded in connection with a business combination as of the acquisition date. We continue to collect information and reevaluate these estimates and assumptions periodically and record any adjustments to preliminary estimates to goodwill, provided we are within the measurement period. If outside of the measurement period, any subsequent adjustments are recorded to the consolidated statement of operations.

Fair Value of Financial Instruments

Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities

Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities

Level 3 - Unobservable pricing inputs in the market

F-11

Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. Our assessment of the significance of a particular input to the fair value measurements requires judgment and may affect the valuation of the assets and liabilities being measured and their categorization within the fair value hierarchy.

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, and accounts payable. The carrying amount of these financial instruments approximates fair value due to their short-term maturity.

The Company’s contingent consideration in connection with the acquisition of Gameface was calculated using Level 3 inputs. The fair value of contingent consideration as of April 30, 2023 and 2022 was $418,455 and $1,334,000, respectively.

The Company estimates the fair value of its intangible assets using Level 3 assumptions, primarily based on the income approach utilizing the discounted cash flow method.

The Company’s derivative liabilities were calculated using Level 2 assumptions on the issuance and balance sheet dates via a Black-Scholes option pricing model and consisted of the following ending balances and gain amounts as of and for the year ended April 30, 2023:

	April 30, 2023	(Gain) loss for the year
Note derivative is related to	ending balance	ended April 30, 2023
4/11/21 profit guaranty	$1,456,854	$395,304
8/6/21 convertible notes	101,924	(2,611,410)
6/17/22 underwriter warrants	6,531	(57,951)
Other derivative liabilities eliminated in uplist	-	(1,604,413)
9/30/22 warrants issued with common stock	6,109,559	(6,170,728)
1/6/2023 warrants issued with note payable	2,814,738	(900,819)
Total	$10,489,606	$(10,950,017)

The Company also recognized derivative expense of $7,280,405 at inception on the warrants issued in connection with a funding on September 30, 2022 and $1,715,557 at inception on the warrants issued in connection with a funding on January 6, 2023. The Black-Scholes option pricing model assumptions for the derivative liabilities during the years ended April 30, 2023 and 2022 consisted of the following:

	Year Ended April 30, 2023	Year Ended April 30, 2022
Expected life in years	3.25-10 years	1.95-4.3 years
Stock price volatility	50 - 150%	50%
Risk free interest rate	2.90%-4.34%	2.67%-2.90%
Expected dividends	0%	0%

Refer to Note 10 and Note 11 for more information regarding the derivative instruments.

Income Taxes

Income taxes are accounted for in accordance with the provisions of ASC 740, Accounting for Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amounts that are more likely than not to be realized.

F-12

Intangible Assets

Intangible assets relate to the “Slinger” technology trademark, which the Company purchased on November 10, 2020. The Company also acquired intangible assets as a part of the Gameface acquisition. These intangible assets include tradenames, internally developed software, and customer relationships. The acquired intangible assets are amortized based on the estimated present value of cash flows of each class of intangible assets in order to determine their economic useful life. All intangible assets acquired with the PlaySight transaction are included in discontinued operations. Refer to Note 6 for more information.

Impairment of Long-Lived Assets

In accordance with ASC 360-10, the Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. Factors which could trigger impairment review include significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the assets or the strategy for the overall business, a significant decrease in the market value of the assets or significant negative industry or economic trends. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amount. If those net undiscounted cash flows do not exceed the carrying amount, impairment, if any, is based on the excess of the carrying amount over the fair value based on the market value or discounted expected cash flows of those assets and is recorded in the period in which the determination is made. There was impairment of long-lived assets identified during the year ended April 30, 2023 and 2022 in our continuing operations. Refer to Note 6 for more information.

Goodwill

The Company accounts for goodwill in accordance with ASC 350, Intangibles - Goodwill and Other (“ASC 350”). ASC 350 requires that goodwill not be amortized, but reviewed for impairment if impairment indicators arise and, at a minimum, annually. The Company records goodwill as the excess purchase price over assets acquired and includes any work force acquired as goodwill. Goodwill is evaluated for impairment on an annual basis.

With the adoption of the ASU 2017-04, which eliminates the second step of the goodwill impairment test, the Company tests impairment of goodwill in one step. In this step, the Company compares the fair value of each reporting unit with goodwill to its carrying value. The Company determines the fair value of its reporting units with goodwill using a combination of a discounted cash flow and a market value approach. If the carrying value of the net assets assigned to the reporting unit exceeds the fair value of the reporting unit, the Company will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value. If the fair value of the reporting unit exceeds the carrying value of the net assets assigned to that reporting unit, goodwill is not impaired and the Company will not record an impairment charge.

The Company impaired the remaining $6,781,193 of goodwill as of April 30, 2023.

Share-Based Payment

The Company accounts for share-based compensation in accordance with ASC 718, Compensation-Stock Compensation (ASC 718). Under the fair value recognition provisions of this topic, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis over the requisite service period, which is the vesting period.

Warrants

The Company grants warrants to key employees and executives as compensation on a discretionary basis. The Company also grants warrants in connection with certain note payable agreements and other key arrangements. The Company is required to estimate the fair value of share-based awards on the measurement date and recognize as expense that value of the portion of the award that is ultimately expected to vest over the requisite service period. Warrants granted in connection with ongoing arrangements are more fully described in Note 11 and Note 14.

F-13

The warrants granted during the years ended April 30, 2023 and 2022 were valued using a Black-Scholes option pricing model on the date of grant using the following assumptions:

	Year Ended April 30, 2023	Year Ended April 30, 2022
Expected life in years	5 - 10 years	5 - 10 years
Stock price volatility	50% - 150%	50% - 148%
Risk free interest rate	2.50% - 4.68%	0.77% - 1.63%
Expected dividends	0%	0%

Foreign Currency Translation

Our functional currency is the U.S. dollar. The functional currency of our foreign operations, generally, is the respective local currency for each foreign subsidiary. Assets and liabilities of foreign operations denominated in local currencies are translated at the spot rate in effect at the applicable reporting date. Our consolidated statements of comprehensive loss are translated at the weighted average rate of exchange during the applicable period. The resulting unrealized cumulative translation adjustment is recorded as a component of accumulated other comprehensive loss in shareholders’ equity. Realized and unrealized transaction gains and losses generated by transactions denominated in a currency different from the functional currency of the applicable entity are recorded in other income (loss) in the period in which they occur.

Earnings Per Share

Basic earnings per share are calculated by dividing income available to shareholders by the weighted-average number of common shares outstanding during each period. Diluted earnings per share are computed using the weighted average number of common and dilutive common share equivalents outstanding during the period.

All common stock equivalents such as shares to be issued for the conversion of notes payable and warrants were excluded from the calculation of diluted earnings per share as the effect is antidilutive. As a result, the basic and diluted earnings per share are the same for each of the periods presented.

Recent Accounting Pronouncements

Recently Adopted

In January 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment (“ASU 2017-04”), which simplifies how an entity is required to test goodwill for impairment by eliminating Step 2 from the goodwill impairment test. Under ASU 2017-04, goodwill impairment will be tested by comparing the fair value of a reporting unit with its carrying amount, and recognizing an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value. The new guidance must be applied on a prospective basis and is effective for periods beginning after December 15, 2022, with early adoption permitted. The Company adopted ASU 2017-04 effective May 1, 2021. The adoption of the new standard did not have a material effect on the Company’s consolidated financial statements.

In December 2019, the FASB issued Accounting Standards Update (“ASU”), 2019-12, Simplifying the Accounting for Income Taxes, which amends ASC 740, Income Taxes (ASC 740). This update is intended to simplify accounting for income taxes by removing certain exceptions to the general principles in ASC 740 and amending existing guidance to improve consistent application of ASC 740. This update is effective for fiscal years beginning after December 15, 2021. The guidance in this update has various elements, some of which are applied on a prospective basis and others on a retrospective basis with earlier application permitted. The adoption of the new standard did not have a material effect on the Company’s consolidated financial statements.

F-14

In August 2020, the FASB issued ASU No. 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity. ASU 2020-06 will simplify the accounting for convertible instruments by reducing the number of accounting models for convertible debt instruments and convertible preferred stock. Limiting the accounting models results in fewer embedded conversion features being separately recognized from the host contract as compared with current GAAP. Convertible instruments that continue to be subject to separation models are (1) those with embedded conversion features that are not clearly and closely related to the host contract, that meet the definition of a derivative, and that do not qualify for a scope exception from derivative accounting and (2) convertible debt instruments issued with substantial premiums for which the premiums are recorded as paid-in capital. ASU 2020-06 also amends the guidance for the derivatives scope exception for contracts in an entity’s own equity to reduce form-over-substance-based accounting conclusions. ASU 2020-06 will be effective for public companies for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Company is currently evaluating the impact that the adoption of ASU 2020-06 will have on the Company’s consolidated financial statement presentation or disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASC 326”). The guidance replaces the incurred loss methodology with an expected loss methodology that is referred to as the current expected credit loss (“CECL”) methodology. The measurement of expected credit losses under the CECL methodology is applicable to financial assets measured at amortized cost, including loan receivables and held-to-maturity debt securities. It also applies to off-balance sheet credit exposures not accounted for as insurance (loan commitments, standby letters of credits, financial guarantees, and other similar instruments) and net investments in leases recognized by a lessor in accordance with Topic 842 on leases. ASC 326 requires enhanced disclosures related to the significant estimates and judgments used in estimating credit losses as well as the credit quality and underwriting standards of a company’s portfolio. In addition, ASC 326 made changes to the accounting for available-for-sale debt securities. One such change is to require credit losses to be presented as an allowance rather than as a write-down on available-for-sale debt securities the Company does not intend to sell or believes that it is more likely than not they will be required to sell. The ASU can be adopted no later than January 1, 2020 for SEC filers and January 1, 2023 for private companies and smaller reporting companies. The Company has not yet adopted this ASU as it qualifies as a smaller reporting company. The Company does not expect this ASU will have a material impact on its consolidated financial statements.

In October 2021, the FASB issued ASU 2021-08, “Business Combinations - Accounting for Contract Assets and Contract Liabilities (Topic 805)”. The amendments in this Update address diversity and inconsistency related to the recognition and measurement of contract assets and contract liabilities acquired in a business combination. The amendments in this Update require that an acquirer recognize and measure contract assets and contract liabilities acquired in a business combination in accordance with Topic 606, Revenue from Contracts with Customers. ASU 2021-08 is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years. The Company does not expect the adoption of this ASU to have a material impact on the Company’s financial statements.

The FASB has issued ASU 2021-04, Earnings Per Share (Topic 260), Debt-Modifications and Extinguishments (Subtopic 470-50), Compensation-Stock Compensation (Topic 718), and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40). ASU 2021-04 provides guidance that an entity should treat a modification of the terms or conditions or an exchange of a freestanding equity-classified written call option that remains equity classified after modification or exchange as an exchange of the original instrument for a new instrument. The standard also provides guidance on how an entity should measure and recognize the effect of a modification or an exchange of a freestanding equity-classified written call option that remains equity classified. The amendments in this ASU are effective for the Company for fiscal years beginning after December 15, 2021. Early adoption is permitted for all entities, including adoption in an interim period. The adoption of the new standard did not have a material effect on the Company’s consolidated financial statements.

Other recently issued accounting pronouncements did not, or are not believed by management to, have a material effect on the Company’s present or future consolidated financial statements.

F-15

Note 4: CONCENTRATION OF CREDIT RISK AND OTHER RISKS AND UNCERTAINTIES

Accounts Receivable Concentration

As of April 30, 2023 and 2022, the Company had two customers that accounted for 47% and 43% of the Company’s trade receivables balance, respectively.

Accounts Payable Concentration

As of April 30, 2023 and 2022, the Company had four significant suppliers that accounted for 59% and 59% of the Company’s trade payables balances, respectively.

Note 5: ACQUISITIONS AND BUSINESS COMBINATIONS

In the year ended April 30, 2022, the Company acquired three entities in accordance with ASC 805. A full description of those transactions are reflected in the audited financial statements contained in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 17, 2023.

The Company has elected to apply pushdown accounting to each of the entities acquired.

For Foundation Sports as referred to in Note 16, the Company disposed of 75% of this entity in December 2022. The company has valued the 25% they continue to own in Foundation Sports at $0.

For PlaySight as referred to in Note 16, the Company sold back to the original shareholders 100% of this entity in November 2022.

Pro Forma Results

The following pro forma financial information presents the results of operations of the Company as of the year ended April 30, 2022, respectively, as if the acquisitions of Gameface had occurred as of the beginning of the first period presented instead of February 2022.

Revenues	$16,102,672
Net loss	$(53,069,215)

Basic and diluted earnings (loss) per share	$(13.79)

Note 6: INTANGIBLE ASSETS

Intangible assets reflect only those intangible assets of our continuing operations, and consist of the following:

	Weighted Average Period	April 30, 2023
	Amortization (in years)	Carrying Value	Accumulated Amortization	Impairment Loss	Net Carrying Value
Tradenames and patents	15.26	$385,582	$24,031	260,270	$101,281
Customer relationships	9.92	3,930,000	50,038	3,879,962	-
Internally developed software	4.91	580,000	79,608	500,392	-
Total intangible assets		$4,895,582	$153,677	$4,640,624	$101,281

F-16

	Weighted Average Period	April 30, 2022
	Amortization (in years)	Carrying Value	Accumulated Amortization	Impairment Loss	Net Carrying Value
Tradenames	15.26	$385,582	$9,478	-	$376,104
Customer relationships	9.92	3,930,000	33,749	-	3,896,251
Internally developed software	4.91	580,000	9,499	-	570,501
Total intangible assets		$4,895,582	$52,726	$-	$4,842,856

Amortization expense for the years ended April 30, 2023 and 2022 was approximately $100,951 and $49,983, respectively.

As of April 30, 2023, the estimated future amortization expense associated with the Company’s intangible assets for each of the five succeeding fiscal years is as follows:

For the Periods Ended April 30,	Amortization Expense
2024	$5,780
2025	5,780
2026	5,780
2027	5,780
2028	5,780
Thereafter	72,381
Total	$101,281

Note 7: ACCRUED EXPENSES

The composition of accrued expenses is summarized below:

	April 30, 2023	April 30, 2022
Accrued payroll	$1,535,186	$921,759
Accrued bonus	1,720,606	1,014,833
Accrued professional fees	490,424	1,706,560
Other accrued expenses	1,165,623	738,749
Total	$4,911,839	$4,381,901

Note 8: NOTE PAYABLE - RELATED PARTY

The discussion of note payable - related party only includes those that existed as of April 30, 2022. For a discussion of all prior note payable - related party we refer you to the Annual Report on Form 10-K filed May 17, 2023 for the fiscal year end April 30, 2022.

On January 14, 2022, the Company entered into two loan agreements with related party lenders, each for $1,000,000, pursuant to which the Company received a total amount of $2,000,000. The loans bear interest at a rate of 8% per annum and are required to be repaid in full by April 30, 2022 or such other date as may be accepted by the lenders. The Company is not permitted to make any distribution or pay any dividends unless or until the loans are repaid in full. On June 28, 2022, the Company entered into amendments for the two related party loan agreements with the lenders in which the repayment date was extended to July 31, 2024.

There was $1,953,842 and $2,000,000 in outstanding borrowings from related parties as of April 30, 2023 and 2022. Interest expense related to the related parties for the years ended April 30, 2023 and 2022 amounted to $293,090 and $165,558, respectively. Accrued interest due to related parties as of April 30, 2023 and 2022 amounted to $917,957 and $908,756, respectively. The accrued interest includes notes that were either repaid or converted but the interest remained.

F-17

Note 9: CONVERTIBLE NOTES PAYABLE

The discussion of convertible notes payable only includes those that existed as of April 30, 2022. For a discussion of all prior convertible notes payable we refer you to the Annual Report on Form 10-K filed May 17, 2023 for the fiscal year end April 30, 2022.

On August 6, 2021, the Company consummated the closing (the “Closing”) of a private placement offering (the “Offering”) pursuant to the terms and conditions of that certain Securities Purchase Agreement, dated as of August 6, 2021 (the “Purchase Agreement”), between the Company and certain accredited investors (the “Purchasers”). At the Closing, the Company sold to the Purchasers (i) 8% Senior Convertible Notes (the “Convertible Notes”) in an aggregate principal amount of $11,000,000 and (ii) warrants to purchase up to 733,333 shares of common stock of the Company (the “Warrants” and together with the Convertible Notes, the “Securities”). The Company received an aggregate of $11,000,000 in gross proceeds from the Offering, before deducting offering expenses and commissions.

The Convertible Notes were to mature on August 6, 2022 (the “Maturity Date”) and bear interest at 8% per annum payable on each conversion date (as to that principal amount then being converted), on each redemption date as well as mandatory redemption date (as to that principal amount then being redeemed) and on the Maturity Date, in cash. The Convertible Notes are convertible into shares of the Company’s common stock at any time following the date of issuance and prior to Mandatory Conversion (as defined in the Convertible Notes) at the conversion price equal to the lesser of: (i) $3.00, subject to adjustment set forth in the Convertible Notes and (ii) in the case of an uplist to the NASDAQ, the Uplist Conversion Price (as defined in the Convertible Notes) of the Company’s common stock during the two Trading Day (as defined in the Convertible Notes) period after each conversion date; provided, however, that at any time from and after December 31, 2021 or an Event of Default (as defined in the Convertible Notes), the holder of the Convertible Notes may, by delivery of written notice to the Company, elect to cause all, or any part, of the Convertible Notes to be converted, at any time thereafter, each an “Alternate Conversion”, pursuant to the Section 4(f) of the Convertible Notes, all, or any part of, the then outstanding aggregate principal amount of the Convertible Notes into shares of Common Stock at the Alternate Conversion price. The Convertible Notes rank pari passu with all other notes now or thereafter issued under the terms set forth in the Convertible Notes. The Convertible Notes contain certain price protection provisions providing for adjustment of the number of shares of common stock issuable upon conversion of the Convertible Notes in case of certain future dilutive events or stock-splits and dividends.

The Warrants are exercisable for five years from August 6, 2021, at an exercise price equal to the lesser of $3.00 or a 20% discount to the public offering price that a share of the Company’s common stock or unit (if units are offered) is offered to the public resulting in the commencement of trading of the Company’s common stock on the NASDAQ, New York Stock Exchange or NYSE American. The Warrants contain certain price protection provisions providing for adjustment of the amount of securities issuable upon exercise of the Warrants in case of certain future dilutive events or stock-splits and dividends.

The Company evaluated the Warrants and the conversion options under the guidance in ASC 815 and determined they represent derivative liabilities given the variability in the exercise and conversion prices upon the event of an up list to the NASDAQ. The Company also evaluated the other embedded features in the agreement and determined the interest make-whole provision and the subsequent financing redemption represent put features that are also accounted for as derivative liabilities. The derivative liabilities are marked to market at the end of each reporting period with the non-cash gain or loss recorded in the period as a gain or loss on derivative (see Note 3).

The Warrants were valued at $12,026,668 on the date of issuance using a Monte Carlo simulation that accounted for the variability in the exercise price upon the event of an up list based on the Company’s expected future stock prices over the five-year term using inputs in line with those listed in Note 3. The remaining derivatives were valued at $1,862,450 on the issuance date based on the present value of their weighted average probability value.

F-18

As part of the issuance of the Convertible Notes, the Company incurred and capitalized debt issuance costs of $800,251 related to brokerage and legal fees that met the debt issuance cost capitalization criteria of ASC 835. The total discount related to the Convertible Notes on the date of issuance of $14,689,369 exceeded their value, which resulted in the Company recognizing a $3,689,369 loss on the issuance of the Convertible Notes during the three months ended October 31, 2021.

On December 31, 2021, the Company entered into an Omnibus Amendment Agreement (the “Omnibus Agreement”) with certain Purchasers who are collectively holders of 67% or more of the Securities outstanding related to the August 6, 2021 Convertible Notes, amending each of (i) the Purchase Agreement and (ii) the Registration Rights Agreement. Simultaneously with the execution of the Omnibus Agreement, the Company issued to each Purchaser a Replacement Note (as defined below) in replacement of the Convertible Note held prior to December 31, 2021 by such Purchaser (each, an “Existing Note”).

The Purchase Agreement was amended to, among other things, (i) delete Exhibit A and replace it in its entirety with the 8% Senior Convertible Note (the “Replacement Note”) filed as Exhibit 10.2 to the Company’s current report on Form 8-K dated January 5, 2021, (ii) add a new definition of “Inventory Financing”, (iii) amend Section 4.18 to add at the end of Section 4.18 before the final period “, it being agreed that the provisions of this Section 4.18 shall not apply to the Qualified Subsequent Financing expected to occur after the date hereof”, (iv) delete Section 4.20 and replace it in its entirety with substantially the same text, including the following after the period, replacing the period with a semicolon: “; provided that the provisions of this Section 4.20 shall not apply to (i) in respect of any Holder to the extent that such Holder is an investor or a purchaser of the securities offered pursuant such Subsequent Financing, and (ii) with respect to an Inventory Financing.”, and (v) add a new Section 4.21. Most-Favored Nation provision.

The Registration Rights Agreement was amended to, among other things, (i) delete the definition “Effectiveness Date” in Section 1 and replace it in its entirety with substantially the same text but revise the definition of “Effectiveness Date” causing the Initial Registration Statement required to be filed by January 31, 2022, and (ii) delete Section 2(d) and replace it in its entirety with substantially the same text but revised to delete the following “(2) no liquidated damages shall accrue or be payable hereunder with respect to any day on which the high price of the Common Stock on the Trading Market on which the Common Stock is then listed or traded is less than the then-applicable Conversion Price,” resulting in renumbering the text that follows as (2) instead of (3).

As consideration for entering into the Omnibus Agreement, the outstanding principal balance of the Existing Note held by each Purchaser was increased by twenty percent (20%) and such increased principal balance is reflected on the Replacement Note issued to each Purchaser. The Company recognized a $2,200,000 loss on issuance of convertible notes during the year ended April 30, 2022 related to this amendment.

On June 17, 2022, the Company issued 4,389,469 shares of common stock in conversion of the $13,200,000 in convertible notes payable and $846,301 in accrued interest. In addition, the remaining $122,222 of unamortized discount on the convertible notes payable was amortized and included in our consolidated statements of operations for the three months ended July 31, 2022.

Total outstanding borrowings related to the Convertible Notes as of April 30, 2023 and 2022 were $0 and $13,200,000, respectively.

Note 10: NOTES PAYABLE

The discussion of notes payable only includes those that existed as of April 30, 2022. For a discussion of all prior notes payable we refer you to the Annual Report on Form 10-K filed May 17, 2023 for the fiscal year end April 30, 2022.

On June 30, 2020, the Company entered into a loan agreement with Mont-Saic to borrow $120,000. This loan bears interest at an annual rate of 12.6% and was required to be repaid in full, together with all accrued, but unpaid, interest by June 30, 2021. On December 3, 2020, Mont-Saic entered into an Assignment and Conveyance Agreement with the Company’s exiting related party lender wherein Mont-Saic sold its full right, title and interest in this note to the Company’s related party lender (see Note 8).

F-19

On December 24, 2020, the Company entered into a promissory note with a third-party to borrow $1,000,000. The promissory note bore interest at 2.25% and was due February 8, 2021. On February 2, 2021, the Company and the third-party entered into an amendment to extend the promissory note to April 30, 2021.

On April 11, 2021, the Company and the lender entered into an agreement whereby the lender converted the promissory note into 27,233 shares of Company stock, which were issued to the lender at a 20% discount from the closing price of the stock on the day prior to the conversion. In addition to the discount, the agreement contains a guarantee that the aggregate gross sales of the shares by the lender will be no less than $1,500,000 over the next three years and if the aggregate gross sales are less than $1,500,000 the Company will issue additional shares of common stock to the lender for the difference between the total gross proceeds and $1,500,000, which could result in an infinite number of shares being required to be issued.

The Company evaluated the conversion option of the note payable to shares under the guidance in ASC 815-40, Derivatives and Hedging, and determined the conversion option qualified for equity classification. The Company also evaluated the profit guarantee under ASC 815, Derivatives and Hedging, and determined it to be a make-whole provision, which is an embedded derivative within the host instrument. As the economic characteristics are dissimilar to the host instrument, the profit guarantee was bifurcated from the host instrument and stated as a separate derivative liability, which is marked to market at the end of each reporting period with the non-cash gain or loss recorded in the period as a gain or loss on derivative.

On the date of conversion, the Company recognized a $1,501,914 loss on extinguishment of debt, which represented the difference between the promissory note and the fair value of the shares issued of $1,250,004, which were recorded in shares issued in connection with conversion of note payable within shareholders’ equity, as well as the derivative liability of $1,251,910, which was valued using a Black-Scholes option pricing model.

The fair value of the derivative liability was $1,456,854 and $1,061,550 as of April 30, 2023 and 2022.

On February 15, 2022, for and in consideration of $4,000,000 the Company conveyed, sold, transferred, set over, assigned and delivered to Slinger Bag Consignment, LLC, a Virginia limited liability company (“Consignor”), all of the Company’s right, title and interest in and to 13,000 units of certain surplus inventory, including all components, parts, additions and accessions thereto (collectively, the “Consigned Goods”). The Company has repaid the $4,000,000 as of April 30, 2023.

On April 1, 2022, the Company entered into a $500,000 note payable. The note was to mature on July 1, 2022 and bears interest at eight percent (8%) per year. The Company pays interest monthly and will pay all accrued and unpaid interest on the maturity date in which the outstanding principal is due. On August 1, 2022, the Company repaid the $500,000.

Cash Advance Agreements

On July 29, 2022, the Company entered into two merchant cash advance agreements. The details of the merchant cash advance agreements are as follows:

UFS Agreement

The Company entered into an agreement (the “UFS Agreement”) with Unique Funding Solutions LLC (“UFS”) pursuant to which the Company sold $1,124,250 in future receivables (the “UFS Receivables Purchased Amount”) to UFS in exchange for payment to the Company of $750,000 in cash less fees of $60,000. The Company has agreed to pay UFS $13,491 each week for the next three weeks and thereafter $44,970 per week until the UFS Receivables Purchased Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to UFS under the UFS Agreement, the Company granted to UFS a security interest in the following collateral: all accounts receivable and all proceeds as such term is defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

F-20

Cedar Agreement

The Company entered into an agreement (the “Cedar Agreement”) with Cedar Advance LLC (“Cedar”) pursuant to which the Company sold $1,124,250 in future receivables (the “Cedar Receivables Purchased Amount”) to Cedar in exchange for payment to the Company of $750,000 in cash less fees of $60,000. The Company has agreed to pay Cedar $13,491 each week for the next three weeks and thereafter $44,970 per week until the Cedar Receivables Purchased Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to Cedar under the Cedar Agreement, the Company granted to Cedar a security interest in the following collateral: all accounts, including without limitation, all deposit accounts, accounts receivable and other receivables, chattel paper, documents, equipment, instruments and inventory as those terms are defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

On January 6, 2023, the Company entered into a loan and security agreement (the “Loan and Security Agreement”) with one or more institutional investors (the “Lenders”) and Armistice Capital Master Fund Ltd. as agent for the Lenders (the “Agent”) for the issuance and sale of (i) a note in an aggregate principal amount of up to $2,000,000 (the “Note”) with the initial advance under the Loan and Security Agreement being $1,400,000 and (ii) warrants (the “Warrants”) to purchase a number of shares of common stock of the Company equal to 200% of the face amount of the Note divided by the closing price of the common stock of the Company on the date of the issuance of the Notes (collectively, the “Initial Issuance”). The closing price of the Company’s common stock on January 6, 2023, as reported by Nasdaq, was $0.221 per share, so the Warrants in respect of the initial advance under the Note are exercisable for up to 18,099,548 shares of the Company’s common stock. The Warrants have an exercise price per share equal to the closing price of the common stock of the Company on the date of the issuance of the Note, or $0.221 per share and a term of five- and one-half (5½) years following the initial exercise date. The initial exercise date of the Warrants will be the date stockholder approval is received and effective allowing exercisability of the Warrants under Nasdaq rules. Pursuant to the terms of the Loan and Security Agreement, an additional advance of $600,000 may be made to the Company under the Note. The Company’s obligations under the terms of the Loan and Security Agreement are fully and unconditionally guaranteed by all of the Company’s subsidiaries (the “Guarantors”). The Company measured the warrants granted on January 6, 2023 at $3,715,557, and discounted the note payable to $0 and recorded a derivative expense of $1,715,557. The Company recognized a gain on the change in fair value of the derivative liability when remeasured through April 30, 2023 of $900,819 to bring the derivative liability to $2,814,738 at April 30, 2023. In addition, the Company recognized $1,222,808 in amortization of debt discount for the year ended April 30, 2023. On July 6, 2023, the Company failed to repay the note and is currently in default. The interest rate has since increased to 6.43% per annum.

Note 11: RELATED PARTY TRANSACTIONS

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attain adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by officers, directors, or shareholders. Amounts represent advances, amounts paid in satisfaction of liabilities, or accrued compensation that has been deferred. The advances are considered temporary in nature and have not been formalized by a promissory note.

The Company has outstanding notes payable of $1,953,842 and $2,000,000 and accrued interest of $917,957 and $908,756 due to a related party as of April 30, 2023 and 2022, respectively (see Note 8).

The Company recognized net sales of $164,661 and $368,164 during the years ended April 30, 2023 and 2022, respectively, to related parties. As of April 30, 2023 and 2022, related parties had accounts receivable due to the Company of $28,800 and $93,535, respectively.

F-21

Note 12: SHAREHOLDERS’ EQUITY (DEFICIT)

Common Stock

The Company has 300,000,000 shares of common stock authorized with a par value of $0.001 per share. As of April 30, 2023 and 2022, the Company had 13,543,155 and 4,194,836 shares of common stock issued and outstanding, respectively.

Equity Transactions During the Year Ended April 30, 2023

Since May 1, 2022, the Company has issued an aggregate of 6,063,145 shares of its common stock consisting of the following:

On June 15, 2022, the Company issued 4,389,469 shares of common stock to the Convertible Noteholders upon conversion of convertible notes.

On June 15, 2022, the Company issued 1,048,750 shares to investors who participated in the Company’s Nasdaq uplist round.

On June 27, 2022, the Company issued 25,000 shares of common stock to Gabriel Goldman for consulting services performed in the first quarter of calendar 2022. Gabriel Goldman became a director of the Company on June 15, 2022.

On June 27, 2022, the Company issued 598,396 shares of common stock to the former Gameface shareholders in connection with the purchase of Gameface.

On August 25, 2022, the Company issued 30,000 shares of common stock to Midcity Capital Ltd (“Midcity”) pursuant to a cashless conversion of warrants Midcity received from its warrant agreement with the Company dated March 2020.   On September 28, 2022, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a single institutional investor (the “Investor”) for the issuance and sale of (i) 1,018,510 shares of common stock and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 11,802,002 shares of its common stock, together with accompanying common stock warrants, at a combined purchase price of $0.39 per share of the common stock and associated common stock warrant and $0.3899 per Pre-Funded Warrant and associated common stock warrants for an aggregate amount of approximately $5.0 million (the “Offering”). The Pre-Funded Warrants have an exercise price of $0.00001 per share of common stock and are exercisable until the Pre-Funded Warrants are exercised in full. The shares of common stock and Pre-Funded Warrants were sold in the offering together with common stock warrants to purchase 12,820,512 shares of common stock at an exercise price of $0.39 per share and a term of five years following the initial exercise date (the “5-Year Warrants”) and 25,641,024 common stock warrants to purchase 25,641,024 shares of common stock at an exercise price of $0.43 per share and a term of seven and one half years (the “7.5-Year Warrants”) following the initial exercise date (collectively, the “Warrants”). The Warrants issued in the Offering contain variable pricing features. The Warrants and Pre-Funded Warrants will be exercisable beginning on the date stockholder approval is received and effective allowing exercisability of the Warrants and Pre-Funded Warrants under Nasdaq rules. Net proceeds to the Company were $4,549,882. On October 12, 2022, the Company issued 1,923,920 shares of common stock, on November 21, 2022 issued 27,000 shares of common stock and January 26, 2023 issued 279,739 shares of common stock in connection with the acquisition of PlaySight. On January 26, 2023, the Company issued 6,000 shares of common stock for services rendered to their ambassadors.

F-22

Equity Transactions During the Year Ended April 30, 2022

On May 26, 2021, the Company issued 163,684 shares of its common stock for the conversion of related party notes payable (see Note 8). The fair value of the common stock was $6,220,000.

On June 23, 2021, the Company issued 54,000 shares of its common stock as partial consideration for the acquisition of Foundation Sports (see Note 5). The fair value of the total shares of common stock to be issued related to the acquisition was $3,550,000.

On July 6, 2021, the Company issued 5,022 shares of its common stock to two employees as compensation for services rendered in lieu of cash, which resulted in $187,803 in share-based compensation expense for the year ended April 30, 2022.

On July 11, 2021, the Company issued 1,875 shares of its common stock to a vendor as compensation for marketing and other services rendered, which resulted in $16,875 of operating expenses for the year ended April 30, 2022.

During the three months ended July 31, 2021, the Company granted an aggregate total of 9,094 shares of its common stock and equity options to purchase up to 6,000 shares (which are now expired) to six new brand ambassadors as compensation for services. The expense related to the issuance of the shares and equity options is being recognized over the service agreements, similar to the warrants and equity options issued to the four other brand ambassadors in the prior year. During the year ended April 30, 2022, the Company recognized $907,042 of operating expenses related to the shares, warrants and equity options granted to brand ambassadors.

On August 6, 2021, the Note payable holder exercised its right to convert its 220,000 outstanding warrants into 495,000 shares of common stock of the Company.

On August 6, 2021, the Company’s related party lender exercised its right to convert its 275,000 outstanding warrants and 692,130 common shares issuable into 967,130 shares of common stock of the Company.

On October 11, 2021, the Company issued 1,875 shares of its common stock to a vendor as compensation for marketing and other services rendered, which resulted in $16,875 of operating expenses during the year ended April 30, 2022.

On January 11, 2022, the Company issued 1,875 shares of its common stock to a vendor as compensation for marketing and other services rendered, which resulted in $16,874 of operating expenses during the year ended April 30, 2022.

During April 2022, the Company granted an aggregate total of 6,000 shares of its common stock to 6 new brand ambassadors as compensation for services. During the year ended April 30, 2022, the Company recognized $255,124 of operating expenses related to the shares granted to brand ambassadors.

Warrants Issued and Expensed During the Years Ended April 30, 2023 and 2022

On October 28, 2020, the Company granted 40,000 warrants to a service provider for advertising services over the next year. The warrants have an exercise price of $0.75 per share, a contractual life of 10 years from the date of issuance, and vest quarterly over a year from the grant date. The warrants were valued using a Black-Scholes option pricing model and the expense related to the issuance of the warrants is being recognized over the service agreement. The Company recognized $214,552 of operating expenses related to this agreement during the nine months ended January 31, 2022.

In accordance with the October 29, 2020 agreement with three members of the advisory board mentioned above, 46,077 warrants were issued during the year ended April 30, 2022. The warrants were valued using a Black-Scholes option pricing model on the grant date, which resulted in operating expenses of $67,500 and $87,656 during the nine months ended January 31, 2023 and year ended April 30, 2022, respectively.

On August 6, 2021, in connection with the Convertible Notes issuance the Company issued warrants to purchase up to 733,333 shares of common stock of the Company to the Purchasers.

On August 6, 2021, in connection with the Convertible Notes issuance the Company also granted the lead placement agent for the Offering 26,667 warrants that are exercisable for five years from August 6, 2021, at an exercise price of $3.30 (subject to adjustment as set forth in the Convertible Notes per the terms of the agreement) and are vested immediately. The warrants were valued using a Black-Scholes option pricing model on the grant date and the Company recognized $376,000 of operating expenses related to them during the year ended April 30, 2022.

F-23

On September 3, 2021, the Company granted an aggregate total of 1,010,000 warrants to key employees and officers of the Company as compensation. The warrants have an exercise price of $0.001 per share for 1,000,000 of the warrants and $3.42 for 10,000 of the warrants, a contractual life of 10 years from the date of issuance and are vested immediately upon grant. The warrants were valued using a Black-Scholes option pricing model on the grant date and the Company recognized $32,381,309 of share-based compensation expense related to them during the year ended April 30, 2022.

On February 2, 2022, in connection with the Gameface acquisition the Company issued warrants to purchase up to 478,225 shares of common stock of the Company.

On September 28, 2022, the Company issued pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 11,802,002 shares of its common stock, together with accompanying common stock warrants, at a combined purchase price of $0.39 per share of the common stock and associated common stock warrant and $0.3899 per Pre-Funded Warrant and associated common stock warrants for an aggregate amount of approximately $5.0 million (the “Offering”). The Pre-Funded Warrants have an exercise price of $0.00001 per share of common stock and are exercisable until the Pre-Funded Warrants are exercised in full. The shares of common stock and Pre-Funded Warrants were sold in the offering together with common stock warrants to purchase 12,820,512 shares of common stock at an exercise price of $0.39 per share and a term of five years following the initial exercise date (the “5-Year Warrants”) and 25,641,024 common stock warrants to purchase 25,641,024 shares of common stock at an exercise price of $0.43 per share and a term of seven and one half years (the “7.5-Year Warrants”) following the initial exercise date (collectively, the “Warrants”). The Warrants issued in the Offering contain variable pricing features. The Warrants and Pre-Funded Warrants will be exercisable beginning on the date stockholder approval is received and effective allowing exercisability of the Warrants and Pre-Funded Warrants under Nasdaq rules. The exercise price of the Warrants was reset in January 2023 to $0.221 per share.

On January 6, 2023, the Company entered into a loan and security agreement (the “Loan and Security Agreement”) with one or more institutional investors (the “Lenders”) and Armistice Capital Master Fund Ltd. as agent for the Lenders (the “Agent”) for the issuance and sale of (i) a note in an aggregate principal amount of up to $2,000,000 (the “Note”) at 4.33% interest per annum unless in default, with the initial advance under the Loan and Security Agreement being $1,400,000 and (ii) warrants (the “Warrants”) to purchase a number of shares of common stock of the Company equal to 200% of the face amount of the Note divided by the closing price of the common stock of the Company on the date of the issuance of the Notes (collectively, the “Initial Issuance”). The closing price of the Company’s common stock on January 6, 2023, as reported by Nasdaq, was $0.221 per share, so the Warrants in respect of the initial advance under the Note are exercisable for up to 18,099,548 shares of the Company’s common stock. The Warrants have an exercise price per share equal to the closing price of the common stock of the Company on the date of the issuance of the Note, or $0.221 per share and a term of five- and one-half (5½) years following the initial exercise date. The initial exercise date of the Warrants will be the date stockholder approval is received and effective allowing exercisability of the Warrants under Nasdaq rules. Pursuant to the terms of the Loan and Security Agreement, an additional advance of $600,000 may be made to the Company under the Note which occurred on February 2, 2023. The Company’s obligations under the terms of the Loan and Security Agreement are fully and unconditionally guaranteed by all of the Company’s subsidiaries (the “Guarantors”).

The following represents a summary of the warrants:

	Year Ended April 30, 2023		Year Ended April 30, 2022
	Number	Weighted Average Exercise Price	Number	Weighted Average Exercise Price
Beginning balance	3,882,967	$11.1125	1,905,311	$5.1289

Granted	68,565,047	0.2924	1,977,656	5.9836
Exercised	-	-	-	-
Forfeited	-	-	-	-
Expired	(750,000)	-	-	-
Ending balance	71,698,014	$0.8552	3,882,967	$11.1125
Intrinsic value of warrants	$2,344,529		$33,752,623
Weighted Average Remaining Contractual Life (Years)	6.45		6.50

As of April 30, 2023, 71,698,014 warrants are vested.

F-24

Note 13: COMMITMENTS AND CONTINGENCIES

Leases

The Company leases office space under short-term leases with terms under a year. Total rent expense for the years ended April 30, 2023 and 2022 amounted to $4,900 and $22,176, respectively.

Contingencies

In connection with the Gameface acquisition on February 2, 2022, the Company agreed to earn-out consideration of common shares of the Company’s common stock with a fair value of $1,334,000 which is included as a current liability on the Company’s consolidated balance sheet as of January 31, 2023 and April 30, 2022. The Company issued 598,396 common shares to the former Gameface shareholders in June 2022. The balance of the contingent consideration as of April 30, 2023 is $418,455.

From time to time, the Company may become involved in legal proceedings arising in the ordinary course of business. The Company is not presently a party to any legal proceedings that it currently believes would individually or taken together have a material adverse effect on the Company’s business or financial statements.

Nasdaq Compliance

On March 21, 2023, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s failure to file its Quarterly Report on Form 10-Q for the period ended January 31, 2023 (“Additional Delinquency”) serves as an additional basis for delisting the Company’s securities from Nasdaq. The Company received a letter from the Nasdaq on February 14, 2023, indicating that, due to the Company’s failure, in violation of Listing Rule 5250(c)(1), to file its (i) Annual Report on Form 10-K with respect to the fiscal year ended April 30, 2022; and (ii) Quarterly Reports on Form 10-Q for the periods ended July 31, 2022 and October 31, 2022 (collectively, the “Delinquent Filings”), by February 13, 2023 (the due date for filing the Delinquent Filings pursuant to an exception to Nasdaq’s Listing Rule previously granted by Nasdaq), absent the submission of a timely appeal by February 21, 2023, trading of the Company’s common stock would have been suspended from the Nasdaq at the opening of business on February 23, 2023. Nasdaq would also have filed a Form 25-NSE with the Securities and Exchange Commission (the “SEC”), which would have resulted in the removal of the Company’s securities from listing and registration on the Nasdaq (the “Staff Determination”). Additionally, on October 10, 2022, the Company received a letter from Nasdaq indicating that the Company’s common stock is subject to potential delisting from Nasdaq because, for a period of 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing under Nasdaq Listing Rule 5450(a)(1).

On January 12, 2023, Nasdaq notified the Company that due to the resignations from the Company’s board, audit committee and compensation committee on November 17, 2022 (“Corporate Governance Deficiencies”), the Company no longer complies with Nasdaq’s independent director, audit committee and compensation committee requirements as set forth in Listing Rule 5605. The Company timely submitted its plan of compliance with respect to the Corporate Governance Deficiencies by February 27, 2023 as required by the Nasdaq. However, pursuant to Listing Rule 5810(c)(2)(A), the Corporate Governance Deficiencies serve as an additional and separate basis for delisting and the Company.

F-25

On February 21, 2023, consistent with the Company’s previously announced intention to request an appeal of the Staff Determination by requesting a hearing before the Nasdaq Hearings Panel (the “Panel”) to stay the suspension of the Company’s securities and the filing of the Form 25-NSE with the SEC (the “Hearing”), the Company appealed the Staff Determination to the Panel, and requested that the stay of delisting, which otherwise would expire on March 8, 2023, pursuant to Listing Rule 5815(a)(1)(B), be extended until the Panel issued a final decision on the matter. The Nasdaq granted the Company’s request to extend the stay, pending the Hearing scheduled for March 30, 2023, and a final determination regarding the Company’s listing status. The Company is required to address the Additional Delinquency, the Delinquent Filings, and the Corporate Governance Deficiencies before the Panel. Although the Company is working diligently to file the Delinquent Filings and Additional Delinquency, there can be no assurance that they will be filed prior to the Hearing. If the Company’s appeal is denied or the Company fails to timely regain compliance with Nasdaq’s continued listing standards, the Company’s common stock will be subject to delisting on the Nasdaq.

On March 21, 2023, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s failure to file its Quarterly Report on Form 10-Q for the period ended January 31, 2023 (“Additional Delinquency”) serves as an additional basis for delisting the Company’s securities from Nasdaq. The Company received a letter from the Nasdaq on February 14, 2023, indicating that, due to the Company’s failure, in violation of Listing Rule 5250(c)(1), to file its (i) Annual Report on Form 10-K with respect to the fiscal year ended April 30, 2022; and (ii) Quarterly Reports on Form 10-Q for the periods ended July 31, 2022 and October 31, 2022 (collectively, the “Delinquent Filings”), by February 13, 2023 (the due date for filing the Delinquent Filings pursuant to an exception to Nasdaq’s Listing Rule previously granted by Nasdaq), absent the submission of a timely appeal by February 21, 2023, trading of the Company’s common stock would have been suspended from the Nasdaq at the opening of business on February 23, 2023. Nasdaq would also have filed a Form 25-NSE with the Securities and Exchange Commission (the “SEC”), which would have resulted in the removal of the Company’s securities from listing and registration on the Nasdaq (the “Staff Determination”). Additionally, on October 10, 2022, the Company received a letter from Nasdaq indicating that the Company’s common stock is subject to potential delisting from Nasdaq because, for a period of 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing under Nasdaq Listing Rule 5450(a)(1).

On March 30, 2023, the Company had its hearing with the Nasdaq.

On April 12, 2023, Nasdaq notified the Company that the Panel had granted the Company’s request for continued listing on the Nasdaq had been granted subject to the following:

1. On or before May 31, 2023, the Company shall file the delinquent Form 10-K for the year ended April 30, 2022, with the SEC;

2. On or before June 30, 2023, the Company shall file all delinquent Forms 10-Q with the SEC;

3. On or before July 15th, the Company will demonstrate compliance with Listing Rules 5605(b)(1), 5605(c)(2) and 5605(d)(2) (majority independent director, audit committee and compensation committee composition requirements).

On April 12, 2023, the Company received a letter from the Listing Qualifications Department of the Nasdaq indicating that the Company had not yet regained compliance with the Bid Price Rule, which serves as an additional basis for delisting the Company’s securities from the Nasdaq. The letter further indicated that the Panel will consider this matter in its decision regarding the Company’s continued listing on the Nasdaq Capital Market. In that regard, the Nasdaq indicated that the Company should present its views with respect to this additional delinquency to the Panel in writing no later than April 19, 2023, which it did.

On April 26, 2023, Nasdaq notified the Company that the Panel had granted the Company’s request to regain compliance with the Bid Price Rule by October 9, 2023.

On June 29, 2023, the Company received an extension until July 25, 2023 to file their delinquent 10-Q’s for the fiscal year ending April 30, 2023.

F-26

On July 26, 2023, the Company received a letter from the Listing Qualifications Department of Nasdaq indicating that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2023 did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2.5 million (the “Minimum Stockholders’ Equity Requirement”). As reported in its Form 10-Q for the period ended January 31, 2023, the Company’s stockholders’ equity as of January 31, 2023 was approximately $(11.7) million. In addition, the Company did not meet the alternatives of listed securities or net income from continuing operations as of the date of the letter. The Nasdaq has given the Company until January 22, 2024 to regain compliance with the Minimum Stockholders’ Equity Requirement and net income from continuing operations requirement.

The Company offers no assurance that it will regain compliance with the Bid Price Rule, the Minimum Stockholders’ Equity Requirement and/or any other delinquency in a timely manner.

Note 14: INCOME TAXES

The Company does business in the US through its subsidiaries Slinger Bag Inc. and Slinger Bag Americas. It also does business in Israel through SBL whose operations are reflected in the Company’s consolidated financial statements. The Company’s operations in Canada, Israel, and the UK were immaterial for the years ended April 30, 2023 and 2022.

Net deferred tax assets from operations in the US, using an effective tax rate of 21%, consisted of the following:

	2023	2022

Deferred tax assets:
Loss carryforwards	$3,049,000	$2,166,000
Stock options	8,454,000	8,259,000
Capital loss carryforward/Disposal	11,039,000	-
Related party accruals	1,001,000	799,000
Inventory reserve	133,000	100,000
Interest deferral	221,000	191,000
Start-up costs	81,000	84,000
Other	131,000	57,000
Valuation allowance	(24,109,000)	(11,656,000)
Net deferred tax assets	$-	$-

The income tax provision differs from the amount of income tax determined by applying the applicable statutory income tax rate to pretax loss due to the following for the years ended April 30, 2023 and 2022:

	2023	2022

Income tax benefit based on book loss at US statutory rate	$(10,983,000)	$(10,259,000)
Share-based compensation and shares for services	-	-
Debt discount amortization	860,000	1,841,000
Related party accruals	226,000	150,000
Stock options	(145,000)	6,815,000
Interest expense	79,000	5,000
Depreciation	(18,000)	21,000
Inventory reserve	26,000	55,000
Interest deferral	(5,000)	13,000
Acquisition costs	260,000	1,268,000
Accrued legal	(76,000)	76,000
Loss on sale of capital assets	8,713,000	-
Accrued payroll	-	-
Change in fair value of derivatives	481,000	(1,298,000)
Other	40,000	(29,000
Valuation allowance	542,000	1,342,000
Total income tax provision	$-	$-

F-27

The Company had net operating loss carryforwards of $17,038,000 and $12,366,000 as of April 30, 2023 and 2022, respectively, which may be available to be used to offset future taxable income in the US for the years ended 2024 through 2042. The utilization of the Company’s net operating losses may be subject to a U.S. federal limitation due to the “change in ownership provisions” under Section 382 of the Internal Revenue Code and other similar limitations in various state jurisdictions. Such limitations may result in a reduction of the amount of net operating loss carryforwards in future years and possibly the expiration of certain net operating loss carryforwards before their utilization. The Company has not completed a full study to assess whether an “ownership change” as defined in Section 382 has occurred or whether there have been multiple ownership changes since inception. Future changes in the Company’s stock ownership, which may be outside of the Company’s control, may trigger an “ownership change”. In addition, future equity offerings or acquisitions that have equity as a component of the purchase price could result in an “ownership change”. Tax years that remain subject to examination are 2018 and forward.

Net deferred tax assets from operations in Israel, using an effective tax rate of 23%, consisted of the following:

	2023	2022
Deferred tax assets:
Loss carryforwards	$241,000	$234,000
Start-up costs	-	-
Research and development costs	(113,000)	(113,000)
Valuation allowance	(128,000)	(121,000)
Net deferred tax assets	$-	$-

The income tax provision differs from the amount of income tax determined by applying the applicable Israeli statutory income tax rate of 23% due to the following for the years ended April 30, 2023 and 2022:

	2023	2022

Income tax provision (benefit) based on book income (loss) at Israeli statutory rate	$(54,000)	$(56,000)
Valuation allowance	54,000	56,000

Total income tax provision	$-	$-

The Company had net operating loss carryforwards of approximately $1,049,000 and $1,020,000 as of April 30, 2023 and 2022, respectively, which may be available to be used to offset future taxable income in Israel. All of the Company’s tax years since inception are open for examination.

The Company’s policy is to record interest and penalties on uncertain tax positions as income tax expense. There were no interest or penalties recognized in the accompanying consolidated statements of comprehensive loss for the years ended April 30, 2023 and 2022.

Note 15: SEGMENTS

With the disposal of Foundation Sports and PlaySight in November 2022 and December 2022, the Company has ceased reporting two segments. The Company now only operates in the equipment segment. For previous segment reporting we refer you to our previously filed Annual Report on Form 10-K filed May 17, 2023.

F-28

Note 16: DISCONTINUED OPERATIONS

On November 27, 2022, the Company entered into a share purchase agreement (the “Agreement”) with PlaySight, Chen Shachar and Evgeni Khazanov (together, the “Buyer”) pursuant to which the Buyer purchased 100% of the issued and outstanding shares of PlaySight from the Company in exchange for (1) releasing the Company from all of PlaySight’s obligations towards its vendors, employees, tax authorities and any other (past, current and future) creditors of PlaySight; (2) waiver by the Buyer of 100% of the personal consideration owed to them under their employment agreements in the total amount of $600,000; and (3) cash consideration of $2,000,000 to be paid to the Company in the form of a promissory note that matures on December 31, 2023.

On December 5, 2022, the Company assigned 75% of its membership interest in Foundation Sports to Charles Ruddy, its founder and granted him the right for a period of three years to purchase the remaining 25% of its Foundation Sports membership interests for $500,000 in cash. As of December 5, 2022, the results of Foundation Sports will no longer be consolidated in the Company’s financial statements, and the investment was accounted for as an equity method investment. On December 5, 2022, the Company analyzed this investment and established a reserve for the investment at the full amount of $500,000.

The Company accounted for these sales as a disposal of a business under ASC 205-20-50-1(a). The Company had reclassified the operations of PlaySight and Foundation Sports as discontinued operations as the disposal represents a strategic shift that will have a major effect on the Company’s operations and financial results. Under ASC 855-10-55, the Company has reflected the reclassification of assets and liabilities of these entities as held for sale and the operations as discontinued operations as of and for the year ended April 30, 2022 as well as for the period May 1, 2022 through the date of disposal for each company. As a result of this reclassification, the Company identified the following assets and liabilities that were reclassified from continuing operations to discontinued operations as they are discontinued.

Current assets as of April 30, 2022 - Discontinued Operations:

April 30, 2022
Cash and restricted cash	$916,082
Accounts receivable	288,980
Inventory	323,307
Right of use asset - operating leases	239,689
Prepaid expenses	490,260
$2,258,318

Non-current assets as of April 30, 2022 - Discontinued Operations:

April 30, 2022
Goodwill	$25,862,000
Property and equipment, net	126,862
Intangible assets, net	19,473,646
Contract assets, net of current portion	209,363
Finished products used in operations, net	4,693,575
$50,365,446

Current liabilities as of April 30, 2022 - Discontinued Operations:

April 30, 2022
Accounts payable and accrued expenses	$2,432,818
Lease liability - operating leases	237,204
Contract liabilities	2,545,200
$5,215,222

F-29

Non-current liabilities as of April 30, 2022 - Discontinued Operations:

April 30, 2022
Contract liabilities, net of current portion	$1,370,492

$1,370,492

The Company reclassified the following operations to discontinued operations for the years ended April 30, 2023 and 2022, respectively.

	2023	2022
Revenue	$3,954,149	$728,805
Operating expenses	8,416,117	5,948,508
Other (income) loss	-	27,974
Net loss from discontinued operations	$(4,461,968)	$(5,247,677)

The following represents the calculation of the loss on disposal of PlaySight and Foundation Sports:

Note receivable	$2,000,000
Cash and restricted cash	(714,507)
Accounts receivable	(411,249)
Prepaid expenses	(106,031)
Inventory	(296,920)
Finished products used in operations	(4,117,986)
Contract assets	(298,162)
Right of use asset	(103,228)
Goodwill	(25,862,000)
Property and equipment	(116,505)
Intangible assets	(18,576,475)
Contract liabilities	3,785,408
Lease liabilities	78,016
Accounts payable and accrued expenses	3,325,747
Loss on disposal of discontinued operations	$(41,413,892)

Note 17: SUBSEQUENT EVENTS

From May 1, 2023 through the date hereof, the Company issued 8,830,374 shares of common stock to ambassadors under their agreements (7,500), to vendors in settlement of accounts payable (2,700,000), for settlement with former owners of FSS (54,000), for the exercise of warrants (2,321,658) and to satisfy the profit guarantee on a note (3,747,216).

Meged Agreement

On June 8, 2023, the Company entered into a merchant cash advance agreement with Meged Funding Group (“Meged”) pursuant to which the Company sold $315,689 in future receivables to Meged (the “Meged Receivables Purchased Amount”) to in exchange for payment to the Company of $210,600 in cash less fees of $10,580. The Company has agreed to pay Meged $17,538 each week until the Meged Receivables Purchased Amount is paid in full.

UFS Agreement

On August 7, 2023, the Company entered into an agreement with UFS (the “UFS Agreement”) pursuant to which the Company sold $797,500 in future receivables (the “UFS Second Receivables Purchased Amount”) to UFS in exchange for payment to the Company of $550,000 in cash less fees of $50,000. The Company has agreed to pay UFS $30,000 each week until the UFS Second Receivables Purchased Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to UFS under the UFS Agreement, the Company granted to UFS a security interest in the following collateral: all accounts receivable and all proceeds as such term is defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

On September 13, the Company held a special meeting of stockholders in which the following items were approved: (i) the issuance of (i) 1,018,510 shares of the our common stock, par value $0.001 per share, that were issued on October 3, 2022, and, (ii) 11,802,002 shares of our common stock issuable upon exercise of Pre-Funded Warrants at an exercise price of $0.00001 per share, (iii) 12,820,512 shares of common stock issuable upon the exercise of 5-Year Warrants at an exercise price of $0.39 per share, (iv) 25,641,024 shares of common stock issuable upon the exercise of 7.5 Year Warrants at an exercise price of $0.43 per share and (v) 18,099,548 shares of our common stock issuable upon the exercise of 5.5 Year Warrants at an at an exercise price per share equal to $0.221 per share to Armistice Capital Master Fund Ltd and (ii) a reverse stock split of our common stock within a range of one (1)-for-ten (10) to one (1)-for-forty (40) (“Reverse Stock Split”), with the Board of Directors of the Company to set the specific ratio and determine the date for the reverse split to be effective and any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of stockholders, at any time within 12 months of the special meeting date.

F-30

CONNEXA SPORTS TECHNOLOGIES, INC.

CONSOLIDATED BALANCE SHEETS (IN US$)

JANUARY 31, 2024 (UNAUDITED) AND APRIL 30, 2023

	JANUARY 31,2024	APRIL 30,2023
	(UNAUDITED)	(AUDITED)

ASSETS
Current Assets:
Cash and cash equivalents	$17,192,733	$202,095
Accounts receivable, net	336,100	399,680
Inventories, net	1,331,011	3,189,766
Prepaid inventory	640,313	936,939
Prepaid expenses and other current assets	244,353	263,020

Total Current Assets	19,744,510	4,991,500

Non-Current Assets:
Note receivable - former subsidiary	2,000,000	2,000,000
Fixed assets, net of depreciation	-	14,791
Intangible assets, net of amortization	1,000	101,281

Total Non-Current Assets	2,001,000	2,116,072

TOTAL ASSETS	$21,745,510	$7,107,572

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

LIABILITIES
Current Liabilities:
Accounts payable	$3,704,235	$5,496,629
Accrued expenses	3,280,365	4,911,839
Accrued interest	114,308	25,387
Accrued interest - related party	917,957	917,957
Current portion of notes payable, net of discount	4,478,336	1,484,647
Derivative liabilities	3,801,381	10,489,606
Contingent consideration	-	418,455
Other current liabilities	159,018	22,971

Total Current Liabilities	16,455,600	23,767,491

Long-Term Liabilities:
Notes payable related parties, net of current portion	1,244,584	1,953,842

Total Long-Term Liabilities	1,244,584	1,953,842

Total Liabilities	17,700,184	25,721,333

Commitments and contingency	-	-

SHAREHOLDERS’ EQUITY (DEFICIT)
Common stock, par value, $0.001, 300,000,000 shares authorized, 20,572,447 and 338,579 shares issued and outstanding as of January 31, 2024 and April 30, 2023, respectively	20,572	339
Additional paid in capital	158,449,736	132,993,998
Accumulated deficit	(154,607,884)	(151,750,610)
Accumulated other comprehensive income	182,902	142,512

Total Stockholders’ Equity (Deficit)	4,045,326	(18,613,761)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$21,745,510	$7,107,572

The accompanying notes are an integral part of these unaudited consolidated financial statements.

F-31

CONNEXA SPORTS TECHNOLOGIES, INC

CONSOLIDATED STATEMENTS OF OPERATIONS (IN US$) (UNAUDITED)

NINE AND THREE MONTHS ENDED JANUARY 31, 2024 AND 2023

	NINE MONTHS ENDED		THREE MONTHS ENDED
	JANUARY 31,	JANUARY 31,	JANUARY 31,	JANUARY 31,
	2024	2023	2024	2023

NET SALES	$7,485,708	$7,632,940	$2,069,559	$1,605,783

COST OF SALES	4,653,281	5,254,781	776,844	535,957
		.
GROSS PROFIT	2,832,427	2,378,159	1,292,715	1,069,826

OPERATING EXPENSES
Selling and marketing expenses	1,282,965	1,374,674	735,575	270,722
General and administrative expenses	6,871,647	9,560,432	2,750,262	1,836,083
Research and development costs	-	65,164	-	3,638

Total Operating Expenses	8,154,612	11,000,270	3,485,837	2,110,443

OPERATING LOSS	(5,322,185)	(8,622,111)	(2,193,122)	(1,040,617)

NON-OPERATING INCOME (EXPENSE)
Amortization of debt discounts	(846,242)	(3,145,977)	(55,980)	(273,755)
Loss on conversion of accounts payable to common stock	(289,980)	-	-	-
Change in fair value of derivative liability	18,523,422	3,295,687	1,578,615	(3,491,910)
Derivative expense	(14,119,784)	(8,995,962)	(2,721,195)	(1,715,557)
Interest expense	(802,505)	(647,817)	(380,946)	(213,614)
Interest expense - related party	-	(177,733)	-	(95,319)

Total Non-Operating Income (Expenses)	2,464,911	(9,671,802)	(1,579,506)	(5,790,155)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(2,857,274)	(18,293,913)	(3,772,628)	(6,830,772)

DISCONTINUED OPERATIONS
Loss from discontinued operations	-	(4,461,968)	-	(635,111)
Loss on disposal of subsidiaries	-	(41,413,892)	-	(41,413,892)
LOSS FROM DISCONTINUED OPERATIONS	-	(45,875,860)	-	(42,049,003)

NET INCOME (LOSS) FROM OPERATIONS BEFORE
PROVISION FOR INCOME TAXES	(2,857,274)	(64,169,773)	(3,772,628)	(48,879,775)

Provision for income taxes	-	-	-	-

NET INCOME (LOSS)	$(2,857,274)	$(64,169,773)	$(3,772,628)	$(48,879,775)

Other comprehensive income (loss)
Foreign currency translations adjustment	68,318	13,016	95,338	(158,720)
Comprehensive income (loss)	$(2,788,956)	$(64,156,757)	$(3,677,290)	$(49,038,495)

Net income (loss) per share - basic and diluted (see Note 3)
Continuing operations	$(23.13)	$(70.11)	$(14.29)	$(20.60)
Discontinued operations	$-	$(175.82)	$-	$(126.79)

Net loss per share - basic and diluted	$(23.13)	$(245.94)	$(14.29)	$(147.39)

Weighted average common shares outstanding - basic and diluted	693,092	260,918	912,147	331,631

The accompanying notes are an integral part of these unaudited consolidated financial statements.

F-32

CONNEXA SPORTS TECHNOLOGIES, INC

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT) (IN US$) (UNAUDITED)

FOR THE NINE MONTHS ENDED JANUARY 31, 2024 AND 2023

				Accumulated
			Additional	Other
	Common Stock		Paid-In	Comprehensive	Accumulated
	Shares	Amount	Capital	Income	Deficit	Total

Balance - May 1, 2022	104,871	$105	$113,053,790	$54,962	$(80,596,925)	$32,511,932

Stock issued for:
Conversion of notes payable	109,737	110	14,046,190	-	-	14,046,300
Acquisition	14,960	15	915,530	-	-	915,545
Services	625	1	35,249	-	-	35,250
Cash	26,219	26	4,194,974	-	-	4,195,000
Fractional share issuance	38	-	-	-	-	-
Share-based compensation	-	-	277,625	-	-	277,625
Change in comprehensive income	-	-	-	58,139	-	58,139
Net loss for the period	-	-	-	-	(4,266,431)	(4,266,431)

Balance - July 31, 2022	256,450	$257	$132,523,358	$113,101	$(84,863,356)	$47,773,360

Stock issued for:
Cashless exercise of warrants	750	1	(1)	-	-	-
Acquisition	48,098	48	(48)	-	-	-
Cash	25,463	25	(25)	-	-	-
Share-based compensation	-	-	277,625	-	-	277,625
Change in comprehensive income	-	-	-	113,597	-	113,597
Net loss for the period	-	-	-	-	(11,023,567)	(11,023,567)

Balance - October 31, 2022	330,761	$331	$132,800,909	$226,698	$(95,886,923)	$37,141,015

Stock issued for:
Services	150	-	1,836	-	-	1,836
Acquisition	7,668	7	(7)	-	-	-
Share-based compensation	-	-	191,261	-	-	191,261
Change in comprehensive income	-	-	-	(158,720)	-	(158,720)
Net loss for the period	-	-	-	-	(48,879,775)	(48,879,775)

Balance - January 31, 2023	338,579	$338	$132,993,999	$67,978	$(144,766,698)	$(11,704,383)

Balance - May 1, 2023	338,579	$339	$132,993,998	$142,512	$(151,750,610)	$(18,613,761)

Stock issued for:
Services	188	-	-	-	-	-
Accounts payable	67,500	67	559,913	-	-	559,980
Acquisition	1,350	1	(1)	-	-	-
Cashless exercise of warrants	27,000	27	(27)	-	-	-
Satisfaction of profit guarantee on note payable	93,680	94	558,200	-	-	558,294
Share-based compensation	-	-	-	-	-	-
Change in comprehensive income	-	-	-	(27,020)	-	(27,020)
Net loss for the period	-	-	-	-	(846,765)	(846,765)

Balance - July 31, 2023	528,297	$528	$134,112,083	$115,492	$(152,597,375)	$(18,369,272)

Stock issued for:
Services	13,707	14	28,048	-	-	28,062
Fractional adjustment in reverse split	35,683	36	(36)	-	-	-
Acquisition / Contingent consideration	1,964	2	418,453	-	-	418,455
Cashless exercise of warrants	1,708,152	1,708	(1,708)	-	-	-
Satisfaction of profit guarantee on note payable	85,000	85	210,716	-	-	210,801
Reclassification of derivative liability upon amendment of agreement	-	-	1,456,854	-	-	1,456,854
Change in comprehensive income	-	-	-	95,338	-	95,338
Net income for the period	-	-	-	-	1,762,119	1,762,119

Balance - October 31, 2023	2,372,803	$2,373	$136,224,410	$210,830	$(150,835,256)	$(14,397,643)

Stock issued for:
Services	756,069	756	267,140	-	-	267,896
Cash (including warrants)	11,962,803	11,963	17,949,865	-	-	17,961,828
Acquisition / Contingent consideration	56	-	-	-	-	-
Cashless exercise of warrants	2,913,216	2,913	(2,913)	-	-	-
Satisfaction of profit guarantee on note payable	2,567,500	2,567	705,387	-	-	707,954
Reclassification of derivative liability upon amendment of agreement	-	-	1,118,347	-	-	1,118,347
Conversion of deferred copensation to warrants (equity)	-	-	2,187,500	-	-	2,187,500
Change in comprehensive income	-	-	-	(27,928)	-	(27,928)
Net loss for the period	-	-	-	-	(3,772,628)	(3,772,628)

Balance - January 31, 2024	20,572,447	$20,572	$158,449,736	$182,902	$(154,607,884)	$4,045,326

The accompanying notes are an integral part of these unaudited consolidated financial statements.

F-33

CONNEXA SPORTS TECHNOLOGIES, INC

CONSOLIDATED STATEMENTS OF CASH FLOWS (IN US$) (UNAUDITED)

NINE MONTHS ENDED JANUARY 31, 2024 AND 2023

	2024	2023
CASH FLOW FROM OPERTING ACTIVIITES
Net income (loss)	$(2,857,274)	$(64,169,773)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Depreciation, amortization and impairment expense	115,072	106,199
Change in fair value of derivartive liability	(18,523,422)	(3,295,687)
Shares and warrants issued for services	295,958	37,086
Share-based compensation	-	746,511
Loss on disposal	-	41,413,892
Derivative expense	14,119,784	7,280,405
Non-cash transaction costs	-	85,080
Amortization of debt discounts	846,242	3,145,977
Settlement expense	1,477,049	-
Loss on settlement of accounts payable	289,980	-

Changes in assets and liabilities, net of acquired amounts
Accounts receivable	202,308	(1,502,455)
Inventories	1,858,755	3,886,603
Prepaid inventory	296,626	(424,945)
Prepaid expenses and other current assets	22,972	37,460
Accounts payable and accrued expenses	(1,935,800)	(1,361,952)
Other current liabilities	954,383	320,187
Accrued interest	88,921	141,773
Accrued interest - related parties	-	90,501
Total adjustments	108,828	50,706,635

Net cash used in operating activities of continuing operations	(2,748,446)	(13,463,138)
Net cash provided by operating activities of discontinued operations	-	6,617,328
Net cash used in operating activities	(2,748,446)	(6,845,810)

CASH FLOWS FROM FINANCING ACTIVITES
Proceeds from issuance of common stock for cash	17,961,828	9,194,882
Proceeds from notes payable	3,728,000	1,390,000
Payments of notes payable - related parties	(710,216)	(62,434)
Payments of notes payable	(1,289,939)	(4,040,676)
Net cash provided by financing activities	19,689,673	6,481,772

Effect of exchange rate fluctuations on cash and cash equivalents	49,411	15,786

NET INCREASE (DECREASE) IN CASH AND RESTRICTED CASH	16,990,638	(348,252)

CASH AND RESTRICTED CASH - BEGINNING OF PERIOD	202,095	665,002

CASH AND RESTRICTED CASH - END OF PERIOD	$17,192,733	$316,750

CASH PAID DURING THE PERIOD FOR:
Interest expense	$706,942	$482,687

Income taxes	$-	$-

SUPPLEMENTAL INFORMATION - NON-CASH INVESTING AND FINANCING ACTIVITIES:

Conversion of convertible notes payable and accrued interest to common stock	$-	$14,046,300
Shares issued for contingent consideration	$418,455	$915,545
Warrants granted for deferred compensation	$2,187,500	-
Derivative liability recorded for shares and warrants issued in private placement	$-	$4,999,882
Note receivable issued in sale of PlaySight	$-	$2,000,000

The accompanying notes are an integral part of these unaudited consolidated financial statements.

F-34

CONNEXA SPORTS TECHNOLOGIES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1: ORGANIZATION AND NATURE OF BUSINESS

Organization

Lazex Inc. (“Lazex”) was incorporated under the laws of the State of Nevada on July 12, 2015. On August 23, 2019, the majority owner of Lazex entered into a Stock Purchase Agreement with Slinger Bag Americas Inc., a Delaware corporation (“Slinger Bag Americas”), which was 100% owned by Slinger Bag Ltd. (“SBL”), an Israeli company. In connection with the Stock Purchase Agreement, Slinger Bag Americas acquired 50,000 shares of common stock of Lazex for $332,239. On September 16, 2019, SBL transferred its ownership of Slinger Bag Americas to Lazex in exchange for the 50,000 shares of Lazex acquired on August 23, 2019. As a result of these transactions, Lazex owned 100% of Slinger Bag Americas and the sole shareholder of SBL owned 50,000 shares of common stock (approximately 82%) of Lazex. Effective September 13, 2019, Lazex changed its name to Slinger Bag Inc.

On October 31, 2019, Slinger Bag Americas acquired control of Slinger Bag Canada, Inc., (“Slinger Bag Canada”) a Canadian company incorporated on November 3, 2017. There were no assets, liabilities or historical operational activity of Slinger Bag Canada.

On February 10, 2020, Slinger Bag Americas became the 100% owner of SBL, along with SBL’s wholly owned subsidiary Slinger Bag International (UK) Limited (“Slinger Bag UK”), which was formed on April 3, 2019. On February 10, 2020, the owner of SBL, contributed Slinger Bag UK to Slinger Bag Americas for no consideration.

On June 21, 2021, Slinger Bag Americas entered into a membership interest purchase agreement with Charles Ruddy to acquire a 100% ownership stake in Foundation Sports Systems, LLC (“Foundation Sports”). On December 5, 2022, the Company sold 75% of Foundation Sports back to the original sellers. As a result, at that time, the Company recorded a loss on the sale and deconsolidated Foundation Sports.

On February 2, 2022, the Company entered into a share purchase agreement with Flixsense Pty, Ltd. (“Gameface”). As a result of the share purchase agreement, Gameface would become a wholly owned subsidiary of the Company.

On February 22, 2022, the Company entered into a merger agreement with PlaySight Interactive Ltd. (“PlaySight”) and Rohit Krishnan (the “Shareholders’ Representative”). As a result of the merger agreement, PlaySight would become a wholly owned subsidiary of the Company. In November 2022, the Company sold PlaySight and recorded a loss on the sale.

On May 16, 2022, the Company changed its domicile from Nevada to Delaware. On April 7, 2022, the Company effected a name change to Connexa Sports Technologies Inc. We also changed our ticker symbol, “CNXA”.

On June 14, 2022, the Company effected a 1-for-10 reverse stock split, where the Company’s common stock began to trade on a reverse split adjusted basis. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock. All references to the outstanding stock have been retrospectively adjusted to reflect this reverse split. The Company also consummated a public offering of shares of its common stock and the listing of its common stock on the Nasdaq Capital Market.

F-35

On July 26, 2023, the Company received a letter from the Listing Qualifications Department of Nasdaq indicating that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2023 did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2.5 million (the “Minimum Stockholders’ Equity Requirement”). In addition, the Company did not meet the alternatives of listed securities or net income from continuing operations as of the date of the letter. The Company timely submitted a compliance plan to the Panel and on August 23, 2023 received notice from Nasdaq that it has until January 22, 2024 to demonstrate compliance with the Minimum Stockholders’ Equity Requirement. On January 22, 2024, the Company consummated and received a cash investment of $16,500,000 (as described in more detail below), which increased the Company’s stockholder equity to $4,045,326, which has brought the Company back into compliance with the Minimum Stockholders’ Equity Requirement. On January 30, 2024, the Company received a letter from Nasdaq confirming that following the receipt of a an investment of $16.5 million as disclosed in the Company’s current report filed on Form 8-K on January 24, 2024 (i) the Company has regained compliance with the minimum shareholder equity requirement in Listing Rule 5550(b)(1) (the “Equity Rule”), as required by the Nasdaq Hearing Panel’s decision dated April 12, 2023, and (ii) in application of Listing Rule 5815(d)(4)(B), the Company will be subject to a mandatory panel monitor for a period of one year from the date of such letter. If, within that one-year monitoring period, the Company is no longer in compliance with the Equity Rule, then, notwithstanding Rule 5810(c)(2), the Company will not be permitted to provide Nasdaq with a plan of compliance with respect to such deficiency and Nasdaq will not be permitted to grant additional time for the Company to regain compliance with respect to such deficiency, nor will the Company be afforded an applicable cure or compliance period pursuant to Ruel 5810(c)(3). Instead, Nasdaq will issue a delist determination letter and the Company will have the opportunity to request a new hearing. The Company will have the opportunity to respond/present to the hearing panel as provided by Listing Rule 5815(d)(4)(C) and the Company’s securities may at that time be delisted from Nasdaq.

On November 14, 2023, the Company issued 224,472 shares of Common Stock to Sapir LLC. Sapir LLC is controlled by Aitan Zacharin, an investor relations and financial structuring consultant to the Company who is a party to an amended and restated consulting agreement with the Company dated April 30, 2020 (the “AZ Consulting Agreement”). Pursuant to the AZ Consulting Agreement, the Company owed Mr. Zacharin $127,500 as consulting fee compensation through November 30, 2023 (the “Consulting Fee Compensation”). In addition, the Company granted Mr. Zacharin $127,500 as discretionary compensation (“Discretionary Compensation”) pursuant to Section 2.1(d) of the AZ Consulting Agreement. In consideration of the Consulting Fee Compensation and the Discretionary Compensation, the issuance of shares of Common Stock consisted of (i) 160,338 shares of Common Stock as payment of the Consulting Fee Compensation, and (ii) 64,134 shares of Common Stock as payment of the Discretionary Compensation.

On November 16, 2023, the Company entered into an agreement with Agile Capital Funding (the “ACF Agreement”) pursuant to which the Company sold $693,500 in future receivables to ACF (the “ACF Receivable Amount”) in exchange for $450,000 in cash. The Company agreed to pay ACF $28,895.83 each week until the ACF Receivable Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to ACF under the ACF Agreement, the Company granted to ACF a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

On December 6, 2023, the “Company entered into an inducement offer letter agreement (the “Inducement Letter”) with the Armistice Selling Shareholder of certain of the Company’s existing warrants to purchase up to a total of 4,972,203 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), consisting of: (i) 1,410,151 shares of Common Stock issuable upon the exercise of warrants issued on September 28, 2022 each at an exercise price of $3.546 per share with a term of five year (the “September 2022 Five Year Warrants”); (ii) 3,109,563 shares of Common Stock issuable upon the exercise of warrants issued on September 28, 2022 each at an exercise price of $3.546 per share with a term of seven and one half years (the “September 2022 Seven and a Half Year Warrants”); and (iii) 452,489 shares of Common Stock issuable upon the exercise of warrants issued on January 6, 2023 (the “January 2023 Warrants” and, together with the September 2022 Five Year Warrants and the September 2022 Seven and a Half Year Warrants, the “Existing Warrants).

F-36

Pursuant to the Inducement Letter, the Armistice Selling Shareholder agreed to exercise for cash its Existing Warrants to purchase an aggregate of 4,972,203 shares of Common Stock at a reduced exercise price of $0.294 per share in consideration of the Company’s agreement to issue new common stock purchase warrants (the “New Warrants”), as described below, to purchase up to an aggregate of 9,944,406 shares of Common Stock (the “New Warrant Shares”). The Company received aggregate gross proceeds of $1,461,827.68 from the exercise of the Existing Warrants by the Holder, before deducting offering expenses payable by us. The transaction closed on December 7, 2023 (the “Closing Date”).

The resale of the shares of the Common Stock underlying the Existing Warrants and 224,472 shares of Common Stock owned by Sapir LLC, a consultant engaged by the Company were registered pursuant to an existing registration statement on Form S-1 (File No. 333-275407), declared effective by the Securities and Exchange Commission (the “SEC”) on December 4, 2023.

The Company also agreed to file a registration statement on Form S-1 (or other appropriate form if it is not then Form S-1 eligible) providing for the resale of the New Warrant Shares issued or issuable upon the exercise of the New Warrants (the “Resale Registration Statement”), within 60 days after the Closing Date, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within 120 days following the Closing Date and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares. The Company will have to pay partial liquidated damages pursuant to the Resale Registration Statement provision of the Inducement Letter if certain deadlines and requirements are not met. In the Inducement Letter, the Company agreed not to issue any shares of Common Stock or Common Stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until 60 days after the Closing Date. The Company also agreed not to effect or agree to effect any Variable Rate Transaction (as defined in the Inducement Letter) until one (1) year after the Closing Date (subject to an exception). In addition, the Company agreed in the Inducement Letter to grant the Holder a participation right in future financings until the date the principal amount of a promissory note issued to the Holder in January 2023 and as modified in October 2023 has been fully repaid.

On December 12, 2023, the Company received a letter (“Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Capital Market (“Nasdaq”) informing the Company that because the closing bid price for the Company’s common stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, the Company is not in compliance with the minimum bid price requirement for continued listing on the Nasdaq as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from December 12, 2023, or until June 10, 2024, to regain compliance with the Minimum Bid Price Requirement. If at any time before June 10, 2024, the closing bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of 10 consecutive trading days (which number days may be extended by Nasdaq), Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Bid Price Requirement, and the matter would be resolved. The Notice also disclosed that in the event the Company does not regain compliance by June 10, 2024, the Company may be eligible for an additional 180-calendar day compliance period. To qualify for additional time, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq, with the exception of the bid price requirement, and would need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. In the event the Company is not eligible for the second grace period, Nasdaq will provide written notice that the Company’s common stock is subject to delisting. If the Company is notified by Nasdaq that its securities will be subject to delisting, the Company may appeal the delisting determination and request a hearing before the Nasdaq Hearings Panel (the “Panel”). If the request for a Panel is timely made, any further suspension or delisting action would be stayed pending the conclusion of the hearing process and expiration of any extension that may be granted by the Panel. There can be no assurance that the Company will be able to satisfy the Nasdaq’s continued listing requirements, regain compliance with the Minimum Bid Price Requirement, the Minimum Stockholders’ Equity Requirement, and maintain compliance with other Nasdaq listing requirements.

There can be no assurance that the Company will be able to satisfy the Nasdaq’s continued listing requirements, regain compliance with the Minimum Bid Price Requirement, and maintain compliance with other Nasdaq listing requirements.

F-37

On January 10, 2024, the Company entered into an agreement with Agile Capital Funding, LLC (the “Agile Jan Agreement”) pursuant to which the Company sold $1,460,000 in future receivables to Agile Capital Funding, LLC (the “Agile Jan Receivable Amount”) in exchange for $1,000,000 in cash. The Company agreed to pay Agile Capital Funding, LLC (“Agile”) $52,142.86 each week until the Agile Receivable Amount is paid in full. In order to secure payment and performance of the Company’s obligations to Agile under the Agile Jan Agreement, the Company granted to Agile a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral. The proceeds from the sale of future receivables were used, in part, to pay the outstanding balance of the ACF Receivable Amount (as defined below).

On January 19, 2024, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with three investors (the “Investors”) for the issuance and sale to each investor of (i) 2,330,200 shares of common stock (the “Shares”) and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 25,169,800 shares of its common stock at a combined purchase price of $0.20 per share of the common stock for an aggregate amount of approximately $16.5 million (the “Offering”). The Pre-Funded Warrants have an exercise price of $0.00001 per share of common stock and are exercisable beginning on the date stockholder approval is received and effective allowing exercisability of Pre-Funded Warrants under Nasdaq rules until the Pre-Funded Warrants are exercised in full. The aggregate number of Shares to be issued is 6,990,600 and the aggregate number of Pre-Funded Warrants is 75,509,400.

On January 23, 2024, the Company issued 200,000 shares of Common Stock to Smartsports LLC. Smartsports LLC is an investor relations consultant to the Company who is a party to a consulting agreement with the Company dated January 23, 2024 (the “Smartsports Consulting Agreement”). Pursuant to the Smartsports Consulting Agreement, the Company agreed to issue and deliver to Smartsports LLC 200,000 shares of its common stock as a consulting fee for the provision of investor relations services (the “Consulting Fee Compensation”) and use its commercially reasonable efforts to prepare and file with the Securities Exchange Commission a registration statement covering the resale of all of the Shares on Form S-1 as soon as is reasonably practicable.

On January 29, 2024, the Company entered into an agreement with Cedar Advance LLC (the “Cedar Agreement”) pursuant to which the Company sold $1,183,200 in future receivables to Cedar Advance LLC (the “Cedar Receivable Amount”) in exchange for $752,000 in cash. The Company agreed to pay Cedar Advance LLC (“Cedar”) $39,440 each week until the Cedar Receivable Amount is paid in full. In order to secure payment and performance of the Company’s obligations to Cedar under the Cedar Agreement, the Company granted to Cedar a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

The Company operates in the sport equipment and technology business. The Company is the owner of the Slinger Launcher, which is a portable tennis ball launcher as well as other associated tennis accessories and Gameface AI an Australian artificial intelligence sports software company.

The operations of Slinger Bag Inc., Slinger Bag Americas, Slinger Bag Canada, Slinger Bag UK, SBL, and Gameface are collectively referred to as the “Company.”

Basis of Presentation

The accompanying condensed consolidated financial statements of the Company are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). As a result of the transactions described above, the accompanying consolidated financial statements include the combined results of Slinger Bag Inc., Slinger Bag Americas, Slinger Bag Canada, Slinger Bag UK, SBL, and Gameface for the periods ended January 31, 2024 and 2023. The operations of Foundation Sports and PlaySight are included as discontinued operations in our statements of operations as these entities were sold in November 2022 and December 2022 for the period ended July 31, 2022.

F-38

Impact of COVID-19 Pandemic

The Company continues to carefully monitor the global COVID-19 pandemic status and its impact on its business. In that regard, while the Company has continued to sell its products it has previously experienced certain minor disruptions in its supply chains. The Company expects the significance of the COVID-19 pandemic, including the extent of its effect on the Company’s financial and operational results, to be dictated by, among other things, the on-going global efforts to contain it. While the Company has not experienced any material disruptions to its business and operations as a result of the COVID-19 pandemic, it is possible such disruptions may occur in the future which may impact its financial and operational results, and which could be material.

Impact of Russian and Ukrainian Conflict

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. We are closely monitoring the unfolding events due to the Russia-Ukraine conflict and its regional and global ramifications. We have one distributor in Russia, which is not material to our overall financial results. We do not currently have operations in Ukraine or Belarus. We are monitoring any broader economic impact from the current crisis. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these financial statements. However, to the extent that such military action spreads to other countries, intensifies, or otherwise remains active, such action could have a material adverse effect on our financial condition, results of operations, and cash flows.

Impact of Israel and Hamas Conflict

Because we develop products in Israel and our chief marketing officer is located in Israel, our business and operations are directly affected by economic, political, geopolitical and military conditions affecting Israel. Since the establishment of the State of Israel in 1948, a number of armed conflicts have occurred between Israel and its neighboring countries and other hostile non-state actors. These conflicts have involved missile strikes, hostile infiltrations and terrorism against civilian targets in various parts of Israel, which have negatively affected business conditions in Israel.

On October 7, 2023, Hamas militants and members of other terrorist organizations infiltrated Israel’s southern border from the Gaza Strip and conducted a series of terror attacks on civilian and military targets. Thereafter, these terrorists launched extensive rocket attacks on the Israeli population and industrial centers located along the Israeli border with the Gaza Strip. As of October 11, 2023, such attacks collectively resulted in over 1,200 deaths and over 2,600 injured people, in addition to the kidnapping of a currently indefinite number of civilians, including women and children. Shortly following the attack, Israel’s security cabinet declared war against Hamas.

The intensity and duration of Israel’s current war against Hamas is difficult to predict, and as are such war’s economic implications on the Company’s business and operations and on Israel’s economy in general. On October 9, 2023, the Central Bank of Israel announced its intent to sell up to $30 billion order to protect the New Israeli Shekel (“NIS”) from collapse, however despite the foregoing announcement the NIS weakened to approximately 3.92 NIS for one US dollar as of the same day. In addition, on October 9, 2023, the Tel Aviv-35 stock index of blue-chip companies dropped by 6.4% whereas the benchmark TA-125 index fell by 6.2%. These events may imply wider macroeconomic indications of a deterioration of Israel’s economic standing, which may have a material adverse effect on the Company and its ability to effectively conduct is business, operations and affairs.

It is possible that other terrorist organizations will join the hostilities as well, including Hezbollah in Lebanon, and Palestinian military organizations in the West Bank. In the event that hostilities disrupt the development of our products, our ability to deliver products to customers in a timely manner to meet our contractual obligations with customers and vendors could be materially and adversely affected.

Our commercial insurance does not cover losses that may occur as a result of events associated with war and terrorism. Although the Israeli government currently covers the reinstatement value of direct damages that are caused by terrorist attacks or acts of war, we cannot assure you that this government coverage will be maintained or that it will sufficiently cover our potential damages. Any losses or damages incurred by us could have a material adverse effect on our business.

F-39

As a result of the Israeli security cabinet’s decision to declare war against Hamas, several hundred thousand Israeli reservists were drafted to perform immediate military service. If any of our employees and consultants in Israel are called for service in the current war with Hamas, our operations may be disrupted by such absences, which may materially and adversely affect our business and results of operations. Additionally, the absence of employees of our Israeli suppliers and contract manufacturers due to their military service in the current war or future wars or other armed conflicts may disrupt their operations, in which event our ability to deliver products to customers may be materially and adversely affected.

In addition, popular uprisings in various countries in the Middle East and North Africa have affected the political stability of those countries. Such instability may lead to a deterioration in the political and trade relationships that exist between the State of Israel and these countries, such as Turkey. Moreover, some countries around the world restrict doing business with Israel and Israeli companies, and additional countries may impose restrictions on doing business with Israel and Israeli companies if hostilities in Israel or political instability in the region continues or increases. These restrictions may limit materially our ability to obtain raw materials from these countries or sell our products to companies and customers in these countries. In addition, there have been increased efforts by activists to cause companies and consumers to boycott Israeli goods. Such efforts, particularly if they become more widespread, may materially and adversely impact our ability to sell our products outside of Israel.

Prior to the Hamas attack in October 2023, the Israeli government pursued extensive changes to Israel’s judicial system, which sparked extensive political debate and unrest. In response to such initiative, many individuals, organizations and institutions, both within and outside of Israel, have voiced concerns that the proposed changes may negatively impact the business environment in Israel including due to reluctance of foreign investors to invest or transact business in Israel as well as to increased currency fluctuations, downgrades in credit rating, increased interest rates, increased volatility in security markets, and other changes in macroeconomic conditions. The risk of such negative developments has increased in light of the recent Hamas attacks and the war against Hamas declared by Israel. To the extent that any of these negative developments do occur, they may have an adverse effect on our business, our results of operations and our ability to raise additional funds, if deemed necessary by our management and board of directors.

Note 2: GOING CONCERN

The financial statements have been prepared on a going concern basis, which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has an accumulated deficit of $154,607,884 as of January 31, 2024, and more losses are anticipated in the development of the business. Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or being able to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. Management intends to finance operating costs over the next twelve months with existing cash on hand, loans from related parties, and/or private placement of debt and/or common stock. In the event that the Company is unable to successfully raise capital and/or generate revenues, the Company will likely reduce general and administrative expenses, and cease or delay its development plan until it is able to obtain sufficient financing. The Company has begun reducing operating expenses and cash outflows by selling PlaySight, as well as selling 75% of Foundation Sports in November and December 2022, respectively to the former shareholders of those companies. There can be no assurance that additional funds will be available on terms acceptable to the Company, or at all. We have recorded the 25% investment in Foundation Sprots at $0.

F-40

Note 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Interim Financial Statements

The accompanying condensed financial statements of the Company have been prepared without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and disclosures required by accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations. These condensed financial statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the results of operations of the Company for the period presented. The results of operations for the nine months ended January 31, 2024, are not necessarily indicative of the results that may be expected for any future period or the fiscal year ending April 30, 2024 and should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended April 30, 2023, filed with the Securities and Exchange Commission on September 14, 2023.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Accordingly, actual results could differ from those estimates.

Financial Statement Reclassification

Certain prior year amounts within accounts payable, accrued expenses, and certain operating expenses have been reclassified for consistency with the current year presentation and had no effect on the Company’s balance sheet, net loss, shareholders’ deficit or cash flows.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. The majority of payments due from banks for credit card transactions process within 24 to 48 hours and are accordingly classified as cash and cash equivalents.

Accounts Receivable

The Company’s accounts receivable are non-interest bearing trade receivables resulting from the sale of products and payable over terms ranging from 15 to 60 days. The Company provides an allowance for doubtful accounts at the point when collection is considered doubtful. Once all collection efforts have been exhausted, the Company charges-off the receivable with the allowance for doubtful accounts. The Company recorded $200,000 and $209,690 in allowance for doubtful accounts as of January 31, 2024 and April 30, 2023, respectively.

Inventory

Inventory is valued at the lower of the cost (determined principally on a first-in, first-out basis) or net realizable value. The Company’s valuation of inventory includes inventory reserves for inventory that will be sold below cost and the impact of inventory shrink. Inventory reserves are based on historical information and assumptions about future demand and inventory shrink trends. The Company’s inventory as of January 31, 2024 and April 30, 2023 consisted of the following:

	January 31, 2024	April 30, 2023
Finished Goods	$884,130	$1,509,985
Component/Replacement Parts	700,718	1,712,553
Capitalized Duty/Freight	36,628	517,228
Inventory Reserve	(290,465)	(550,000)
Total	$1,331,011	$3,189,766

F-41

Prepaid Inventory

Prepaid inventory represents inventory that is in-transit that has been paid for but not received from the Company’s third-party vendors. The Company typically prepays for the purchase of materials and receives the products within three months after making payments. The Company continuously monitors delivery from, and payments to, the vendors. If the Company has difficulty receiving products from a vendor, the Company would cease purchasing products from such vendors in future periods. The Company has not had difficulty receiving products during the reporting periods.

Property and equipment

Property and equipment acquired through business combinations are stated at the estimated fair value at the date of the acquisition. Purchases of property and equipment are stated at cost, net of accumulated depreciation and impairment losses. Expenditures that materially increase the useful life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets, which is an average of 5 years.

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts, the balances of which at times may exceed insured limits. The Company continually monitors its banking relationships and consequently has not experienced any losses in such accounts. While we may be exposed to credit risk, we consider the risk remote and do not expect that any such risk would result in a significant effect on our results of operations or financial condition. See Note 4 for further details on the Company’s concentration of credit risk as well as other risks and uncertainties.

Revenue Recognition

The Company recognizes revenue for their continuing operations in accordance with Accounting Standards Codification (“ASC”) 606, the core principle of which is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to receive in exchange for those goods or services. The Company recognizes revenue for its performance obligation associated with its contracts with customers at a point in time once products are shipped. Amounts collected from customers in advance of shipping products ordered are reflected as contract liabilities on the accompanying consolidated balance sheets. The Company’s standard terms are non-cancelable and do not provide for the right-of-return, other than for defective merchandise covered under the Company’s standard warranty. The Company has not historically experienced any significant returns or warranty issues.

The Company recognizes revenue under ASC 606, “Revenue from Contracts with Customers”. The core principle of this revenue standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:

Step 1: Identify the contract with the customer

The Company determines that it has a contract with a customer when each party’s rights regarding the products or services to be transferred can be identified, the payment terms for the services can be identified, the Company has determined the customer has the ability and intent to pay, and the contract has commercial substance. At contract inception, the Company evaluates whether two or more contracts should be combined and accounted for as a single contract and whether the combined or single contract includes more than one performance obligation.

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Step 2: Identify the performance obligations in the contract

The Company’s customers are buying an integrated system. In evaluating whether the equipment is a separate performance obligation, the Company’s management considered the customer’s ability to benefit from the equipment on its own or together with other readily available resources and if so, whether the service and equipment are separately identifiable (i.e., is the service highly dependent on, or highly interrelated with the equipment). Because the Products and Services included in the customer’s contract are integrated and highly interdependent, and because they must work together to deliver the Solution, the Company has concluded that Products installed on customer’s premise and Services contracted for by the customer are generally not distinct within the context of the contract and, therefore, constitute a single, combined performance obligation.

Step 3: Determine the transaction price

The transaction price is the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer. The consideration promised in a contract with a customer includes predetermined fixed amounts, variable amounts, or both. The Company’s contracts do not include any rights of returns or refunds.

The Company collects each year’s service fees in advance and should therefore consider the existence of a significant financing component. However, due to the fact that the payments are provided for the service of a one-year term, the Company elected to apply the practical expedient under ASC 606 which exempts the adjustment of the consideration for the existence of a significant financing component when the period between the transfer of the services and the payment for such services is one year or less.

Step 4: Allocate the transaction price to the performance obligations in the contract

Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on each performance obligation’s relative standalone selling price (“SSP”). The Company has identified a single performance obligation in the contract, and therefore, the allocation provisions under ASC 606 do not apply to the Company’s contracts.

Step 5: Recognize revenue when the Company satisfies a performance obligation

Revenues for the Company’s single, combined performance obligation are recognized on a straight-line basis over the customer’s contract term, which is the period in which the parties to the contract have enforceable rights and obligations (Typically 3-4 years).

Business Combinations

Upon acquisition of a company, we determine if the transaction is a business combination, which is accounted for using the acquisition method of accounting. Under the acquisition method, once control is obtained of a business, the assets acquired, and liabilities assumed, are recorded at fair value. We use our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. One of the most significant estimates relates to the determination of the fair value of these assets and liabilities. The determination of the fair values is based on estimates and judgments made by management. Our estimates of fair value are based upon assumptions we believe to be reasonable, but which are inherently uncertain and unpredictable. Measurement period adjustments are reflected at the time identified, up through the conclusion of the measurement period, which is the time at which all information for determination of the values of assets acquired and liabilities assumed is received and is not to exceed one year from the acquisition date. We may record adjustments to the fair value of these tangible and intangible assets acquired and liabilities assumed, with the corresponding offset to goodwill. The Company elected to apply pushdown accounting to all entities acquired.

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Additionally, uncertain tax positions and tax-related valuation allowances are initially recorded in connection with a business combination as of the acquisition date. We continue to collect information and reevaluate these estimates and assumptions periodically and record any adjustments to preliminary estimates to goodwill, provided we are within the measurement period. If outside of the measurement period, any subsequent adjustments are recorded to the consolidated statement of operations.

Fair Value of Financial Instruments

Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities

Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities

Level 3 - Unobservable pricing inputs in the market

Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. Our assessment of the significance of a particular input to the fair value measurements requires judgment and may affect the valuation of the assets and liabilities being measured and their categorization within the fair value hierarchy.

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, and accounts payable. The carrying amount of these financial instruments approximates fair value due to their short-term maturity.

The Company’s contingent consideration in connection with the acquisition of Gameface was calculated using Level 3 inputs. The fair value of contingent consideration as of January 31, 2024 and April 30, 2023 was $0 and $418,455, respectively. The Company issued shares in October 2023 to settle the contingent consideration.

The Company estimates the fair value of its intangible assets using Level 3 assumptions, primarily based on the income approach utilizing the discounted cash flow method.

The Company’s derivative liabilities were calculated using Level 2 assumptions on the issuance and balance sheet dates via a Black-Scholes option pricing model and consisted of the following ending balances and gain amounts as of and for the nine months ended January 31, 2024:

Note derivative is related to	January 31, 2024 balance	(Gain) loss for the nine months ended January 31, 2024
8/6/21 convertible notes	$6,958	$(94,966)
6/17/22 underwriter warrants	651	(5,880)
9/30/22 warrants issued with common stock	-	(5,085,897)
1/6/2023 warrants issued with note payable	-	(14,402,996)
10/11/2023 warrants issued with note payable	62,261	(228,353)
12/7/2023 warrants issued with note payable	3,731,511	1,010,316
Total	$3,801,381	$(18,802,476)

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The Black-Scholes option pricing model assumptions for the derivative liabilities during the periods ended January 31, 2024 and 2023 consisted of the following:

	Period Ended January 31, 2024	Period Ended January 31, 2023
Expected life in years	2.75-10 years	3.51-10 years
Stock price volatility	150%	50-150%
Risk free interest rate	4.08-5.37%	2.90%-4.34%
Expected dividends	0%	0%

Income Taxes

Income taxes are accounted for in accordance with the provisions of ASC 740, Accounting for Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amounts that are more likely than not to be realized.

Intangible Assets

Intangible assets relate to the “Slinger” technology trademark, which the Company purchased on November 10, 2020. The Company also acquired intangible assets as a part of the Gameface acquisition. These intangible assets include tradenames, internally developed software, and customer relationships. The acquired intangible assets are amortized based on the estimated present value of cash flows of each class of intangible assets in order to determine their economic useful life. During the nine months ended January 31, 2024, the Company impaired their intangible assets down to a nominal value of $1,000 as the technology has changed and Management determined the value to be greater than the fair value of those assets. Refer to Note 5 for more information.

Impairment of Long-Lived Assets

In accordance with ASC 360-10, the Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. Factors which could trigger impairment review include significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the assets or the strategy for the overall business, a significant decrease in the market value of the assets or significant negative industry or economic trends. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amount. If those net undiscounted cash flows do not exceed the carrying amount, impairment, if any, is based on the excess of the carrying amount over the fair value based on the market value or discounted expected cash flows of those assets and is recorded in the period in which the determination is made. The Company impaired $100,281 in intangible assets and $14,791 in fixed assets during the nine months ended January 31, 2024. Refer to Note 5 for more information.

Goodwill

The Company accounts for goodwill in accordance with ASC 350, Intangibles - Goodwill and Other (“ASC 350”). ASC 350 requires that goodwill not be amortized, but reviewed for impairment if impairment indicators arise and, at a minimum, annually. The Company records goodwill as the excess purchase price over assets acquired and includes any work force acquired as goodwill. Goodwill is evaluated for impairment on an annual basis.

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With the adoption of the ASU 2017-04, which eliminates the second step of the goodwill impairment test, the Company tests impairment of goodwill in one step. In this step, the Company compares the fair value of each reporting unit with goodwill to its carrying value. The Company determines the fair value of its reporting units with goodwill using a combination of a discounted cash flow and a market value approach. If the carrying value of the net assets assigned to the reporting unit exceeds the fair value of the reporting unit, the Company will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value. If the fair value of the reporting unit exceeds the carrying value of the net assets assigned to that reporting unit, goodwill is not impaired and the Company will not record an impairment charge.

The Company impaired all goodwill as of April 30, 2023.

Share-Based Payment

The Company accounts for share-based compensation in accordance with ASC 718, Compensation-Stock Compensation (ASC 718). Under the fair value recognition provisions of this topic, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis over the requisite service period, which is the vesting period.

Warrants

The Company grants warrants to key employees and executives as compensation on a discretionary basis. The Company also grants warrants in connection with certain note payable agreements and other key arrangements. The Company is required to estimate the fair value of share-based awards on the measurement date and recognize as expense that value of the portion of the award that is ultimately expected to vest over the requisite service period. Warrants granted in connection with ongoing arrangements are more fully described in Note 11.

The warrants granted during the periods ended January 31, 2024 and 2023 were valued using a Black-Scholes option pricing model on the date of grant using the following assumptions:

	Period Ended January 31, 2024	Period Ended January 31, 2023
Expected life in years	5 years	5 - 10 years
Stock price volatility	150%	50% - 150%
Risk free interest rate	4.59%	2.50% - 4.27%
Expected dividends	0%	0%

Foreign Currency Translation

Our functional currency is the U.S. dollar. The functional currency of our foreign operations, generally, is the respective local currency for each foreign subsidiary. Assets and liabilities of foreign operations denominated in local currencies are translated at the spot rate in effect at the applicable reporting date. Our consolidated statements of comprehensive loss are translated at the weighted average rate of exchange during the applicable period. The resulting unrealized cumulative translation adjustment is recorded as a component of accumulated other comprehensive loss in shareholders’ equity. Realized and unrealized transaction gains and losses generated by transactions denominated in a currency different from the functional currency of the applicable entity are recorded in other income (loss) in the period in which they occur.

Earnings Per Share

Basic earnings per share are calculated by dividing income available to shareholders by the weighted-average number of common shares outstanding during each period. Diluted earnings per share are computed using the weighted average number of common and dilutive common share equivalents outstanding during the period.

All common stock equivalents such as shares to be issued for the conversion of notes payable and warrants were excluded from the calculation of diluted earnings per share as the effect is antidilutive.

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Recent Accounting Pronouncements

Recently Adopted

In January 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment (“ASU 2017-04”), which simplifies how an entity is required to test goodwill for impairment by eliminating Step 2 from the goodwill impairment test. Under ASU 2017-04, goodwill impairment will be tested by comparing the fair value of a reporting unit with its carrying amount, and recognizing an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value. The new guidance must be applied on a prospective basis and is effective for periods beginning after December 15, 2022, with early adoption permitted. The Company adopted ASU 2017-04 effective May 1, 2021. The adoption of the new standard did not have a material effect on the Company’s consolidated financial statements.

In December 2019, the FASB issued Accounting Standards Update (“ASU”), 2019-12, Simplifying the Accounting for Income Taxes, which amends ASC 740, Income Taxes (ASC 740). This update is intended to simplify accounting for income taxes by removing certain exceptions to the general principles in ASC 740 and amending existing guidance to improve consistent application of ASC 740. This update is effective for fiscal years beginning after December 15, 2021. The guidance in this update has various elements, some of which are applied on a prospective basis and others on a retrospective basis with earlier application permitted. The adoption of the new standard did not have a material effect on the Company’s consolidated financial statements.

In August 2020, the FASB issued ASU No. 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity. ASU 2020-06 will simplify the accounting for convertible instruments by reducing the number of accounting models for convertible debt instruments and convertible preferred stock. Limiting the accounting models results in fewer embedded conversion features being separately recognized from the host contract as compared with current GAAP. Convertible instruments that continue to be subject to separation models are (1) those with embedded conversion features that are not clearly and closely related to the host contract, that meet the definition of a derivative, and that do not qualify for a scope exception from derivative accounting and (2) convertible debt instruments issued with substantial premiums for which the premiums are recorded as paid-in capital. ASU 2020-06 also amends the guidance for the derivatives scope exception for contracts in an entity’s own equity to reduce form-over-substance-based accounting conclusions. ASU 2020-06 will be effective for public companies for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Company is currently evaluating the impact that the adoption of ASU 2020-06 will have on the Company’s consolidated financial statement presentation or disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASC 326”). The guidance replaces the incurred loss methodology with an expected loss methodology that is referred to as the current expected credit loss (“CECL”) methodology. The measurement of expected credit losses under the CECL methodology is applicable to financial assets measured at amortized cost, including loan receivables and held-to-maturity debt securities. It also applies to off-balance sheet credit exposures not accounted for as insurance (loan commitments, standby letters of credits, financial guarantees, and other similar instruments) and net investments in leases recognized by a lessor in accordance with Topic 842 on leases. ASC 326 requires enhanced disclosures related to the significant estimates and judgments used in estimating credit losses as well as the credit quality and underwriting standards of a company’s portfolio. In addition, ASC 326 made changes to the accounting for available-for-sale debt securities. One such change is to require credit losses to be presented as an allowance rather than as a write-down on available-for-sale debt securities the Company does not intend to sell or believes that it is more likely than not they will be required to sell. The ASU can be adopted no later than January 1, 2020 for SEC filers and January 1, 2023 for private companies and smaller reporting companies. The adoption of the new standard did not have a material effect on the Company’s consolidated financial statements.

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In October 2021, the FASB issued ASU 2021-08, “Business Combinations - Accounting for Contract Assets and Contract Liabilities (Topic 805)”. The amendments in this Update address diversity and inconsistency related to the recognition and measurement of contract assets and contract liabilities acquired in a business combination. The amendments in this Update require that an acquirer recognize and measure contract assets and contract liabilities acquired in a business combination in accordance with Topic 606, Revenue from Contracts with Customers. ASU 2021-08 is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years. The adoption of the new standard did not have a material effect on the Company’s consolidated financial statements.

The FASB has issued ASU 2021-04, Earnings Per Share (Topic 260), Debt-Modifications and Extinguishments (Subtopic 470-50), Compensation-Stock Compensation (Topic 718), and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40). ASU 2021-04 provides guidance that an entity should treat a modification of the terms or conditions or an exchange of a freestanding equity-classified written call option that remains equity classified after modification or exchange as an exchange of the original instrument for a new instrument. The standard also provides guidance on how an entity should measure and recognize the effect of a modification or an exchange of a freestanding equity-classified written call option that remains equity classified. The amendments in this ASU are effective for the Company for fiscal years beginning after December 15, 2021. Early adoption is permitted for all entities, including adoption in an interim period. The adoption of the new standard did not have a material effect on the Company’s consolidated financial statements.

Other recently issued accounting pronouncements did not, or are not believed by management to, have a material effect on the Company’s present or future consolidated financial statements.

Note 4: CONCENTRATION OF CREDIT RISK AND OTHER RISKS AND UNCERTAINTIES

Accounts Receivable Concentration

As of January 31, 2024 and April 30, 2023, the Company had three and two customers that accounted for 96% and 47% of the Company’s trade receivables balance, respectively.

Accounts Payable Concentration

As of January 31, 2024 and April 30, 2023, the Company had four significant suppliers that accounted for 63%, and 59% of the Company’s trade payables balances, respectively.

Note 5: INTANGIBLE ASSETS

Intangible assets reflect only those intangible assets of our continuing operations, and consist of the following:

	Weighted
	Average Period	January 31, 2024
	Amortization (in years)	Carrying Value	Accumulated Amortization	Impairment Loss	Net Carrying Value
Tradenames and patents	15.26	$385,582	$24,031	$360,551	$1,000
Customer relationships	9.92	3,930,000	50,038	3,879,962	-
Internally developed software	4.91	580,000	79,608	500,392	-
Total intangible assets		$4,895,582	$153,677	$4,740,905	$1,000

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	Weighted
	Average Period	April 30, 2023
	Amortization (in years)	Carrying Value	Accumulated Amortization	Impairment Loss	Net Carrying Value
Tradenames and patents	15.26	$385,582	$24,031	260,270	$101,281
Customer relationships	9.92	3,930,000	50,038	3,879,962	-
Internally developed software	4.91	580,000	79,608	500,392	-
Total intangible assets		$4,895,582	$153,677	$4,640,624	$101,281

Amortization expense for the nine months ended January 31, 2024 and 2023 was approximately $0 and $4,335, respectively. The Company impaired $100,281 in the nine months ended January 31, 2024. The remaining $1,000 is a nominal value related to the Company’s patents. This amount is not expected to be amortized any further.

Note 6: ACCRUED EXPENSES

The composition of accrued expenses is summarized below:

	January 31, 2024	April 30, 2023
Accrued payroll	$1,198,357	$1,535,186
Accrued bonus	864,214	1,720,606
Accrued professional fees	35,000	490,424
Other accrued expenses	1,182,794	1,165,623
Total	$3,280,365	$4,911,839

Note 7: NOTE PAYABLE - RELATED PARTY

The discussion of note payable - related party only includes those that existed as of April 30, 2023. For a discussion of all prior note payable - related party we refer you to the Annual Report on Form 10-K filed September 14, 2023 for the fiscal year end April 30, 2023.

On January 14, 2022, the Company entered into two loan agreements with related party lenders, each for $1,000,000, pursuant to which the Company received a total amount of $2,000,000. The loans bear interest at a rate of 8% per annum and are required to be repaid in full by April 30, 2022 or such other date as may be accepted by the lenders. The Company is not permitted to make any distribution or pay any dividends unless or until the loans are repaid in full. On June 28, 2022, the Company entered into amendments for the two related party loan agreements with the lenders in which the repayment date was extended to July 31, 2024.

There was $1,244,584 and $1,953,842 in outstanding borrowings from related parties as of January 31, 2024 and April 30, 2023. Interest expense related to the related parties for the nine months ended January 31, 2024 and 2023 amounted to $0 and $177,733 respectively. Accrued interest due to related parties as of January 31, 2024 and April 30, 2023 amounted to $917,957 and $917,957, respectively. The accrued interest includes notes that were either repaid or converted but the interest remained.

On January 6, 2023, we sold certain of our inventory including all components, parts, additions and accessions thereto to Yonah Kalfa and Naftali Kalfa who immediately consigned it back to us in exchange for a payment of $103 per ball launcher we sell until we have paid them an aggregate total of $2,092,700, which represents payment in full of the principal amounts of and accrued interest in respect of the Loan Agreements (as defined above) and certain other expenses they incurred in connection with the Company.

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Note 8: CONVERTIBLE NOTES PAYABLE

The discussion of convertible notes payable only includes those that existed as of April 30, 2023. For a discussion of all prior convertible notes payable we refer you to the Annual Report on Form 10-K filed September 14, 2023 for the fiscal year end April 30, 2023.

As of April 30, 2023, all outstanding convertible notes payable had been fully converted into outstanding common shares. On June 17, 2022, the Company issued 109,737 shares of common stock in conversion of the $13,200,000 in convertible notes payable and $846,301 in accrued interest. In addition, the remaining $122,222 of unamortized discount on the convertible notes payable was amortized and included in our consolidated statements of operations for the nine months ended January 31, 2023.

Note 9: NOTES PAYABLE

The discussion of notes payable only includes those that existed as of April 30, 2023. For a discussion of all prior notes payable we refer you to the Annual Report on Form 10-K filed September 14, 2023 for the fiscal year end April 30, 2023.

On April 11, 2021, the Company and the lender entered into an agreement whereby the lender converted the promissory note into 681 shares of Company stock, which were issued to the lender at a 20% discount from the closing price of the stock on the day prior to the conversion. In addition to the discount, the agreement contains a guarantee that the aggregate gross sales of the shares by the lender will be no less than $1,500,000 over the next three years and if the aggregate gross sales are less than $1,500,000 the Company will issue additional shares of common stock to the lender for the difference between the total gross proceeds and $1,500,000, which could result in an infinite number of shares being required to be issued.

The Company evaluated the conversion option of the note payable to shares under the guidance in ASC 815-40, Derivatives and Hedging, and determined the conversion option qualified for equity classification. The Company also evaluated the profit guarantee under ASC 815, Derivatives and Hedging, and determined it to be a make-whole provision, which is an embedded derivative within the host instrument. As the economic characteristics are dissimilar to the host instrument, the profit guarantee was bifurcated from the host instrument and stated as a separate derivative liability, which is marked to market at the end of each reporting period with the non-cash gain or loss recorded in the period as a gain or loss on derivative.

On the date of conversion, the Company recognized a $1,501,914 loss on extinguishment of debt, which represented the difference between the promissory note and the fair value of the shares issued of $1,250,004, which were recorded in shares issued in connection with conversion of note payable within shareholders’ equity, as well as the derivative liability of $1,251,910, which was valued using a Black-Scholes option pricing model.

The fair value of the derivative liability was $1,456,854 as of August 20, 2023.

On August 21, 2023, the Company amended its arrangement with MidCity and agreed to issue 42,500 shares of stock monthly for eight months to settle the profit guarantee under its prior note arrangement from April 2020. The parties agreed to a one-time true-up at March 31, 2024 if any further amounts are due MidCity at that time. As a result of this new agreement with MidCity fixing the terms of the guarantee, the Company has removed the criteria that created a net share settlement issue and thus no longer treats this as a derivative liability. The remaining liability has been adjusted against additional paid in capital at the date of the agreement.

On February 15, 2022, for and in consideration of $4,000,000 the Company conveyed, sold, transferred, set over, assigned and delivered to Slinger Bag Consignment, LLC, a Virginia limited liability company (“Consignor”), all of the Company’s right, title and interest in and to 13,000 units of certain surplus inventory, including all components, parts, additions and accessions thereto (collectively, the “Consigned Goods”). The Company has repaid the $4,000,000 as of April 30, 2023 (and as of January 31, 2023).

F-50

On April 1, 2022, the Company entered into a $500,000 note payable. The note was to mature on July 1, 2022 and bears interest at eight percent (8%) per year. The Company pays interest monthly and will pay all accrued and unpaid interest on the maturity date in which the outstanding principal is due. On August 1, 2022, the Company repaid the $500,000.

Cash Advance Agreements

On July 29, 2022, the Company entered into two merchant cash advance agreements. The details of the merchant cash advance agreements are as follows:

UFS Agreement

The Company entered into an agreement (the “UFS Agreement”) with Unique Funding Solutions LLC (“UFS”) pursuant to which the Company sold $1,124,250 in future receivables (the “UFS Receivables Purchased Amount”) to UFS in exchange for payment to the Company of $750,000 in cash less fees of $60,000. The Company agreed to pay UFS $13,491 each week for the first three weeks and thereafter $44,970 per week until the UFS Receivables Purchased Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to UFS under the UFS Agreement, the Company granted to UFS a security interest in the following collateral: all accounts receivable and all proceeds as such term is defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

UFS Agreement #2

On August 7, 2023, the Company entered into an agreement with UFS (the “UFS Agreement”) pursuant to which the Company sold $797,500 in future receivables (the “UFS Second Receivables Purchased Amount”) to UFS in exchange for payment to the Company of $550,000 in cash less fees of $50,000. The Company agreed to pay UFS $30,000 each week until the UFS Second Receivables Purchased Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to UFS under the UFS Agreement, the Company granted to UFS a security interest in the following collateral: all accounts receivable and all proceeds as such term is defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

Cedar Agreement #1

The Company entered into an agreement (the “Cedar Agreement”) with Cedar Advance LLC (“Cedar”) pursuant to which the Company sold $1,124,250 in future receivables (the “Cedar Receivables Purchased Amount”) to Cedar in exchange for payment to the Company of $750,000 in cash less fees of $60,000. The Company agreed to pay Cedar $13,491 each week for the first three weeks and thereafter $44,970 per week until the Cedar Receivables Purchased Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to Cedar under the Cedar Agreement, the Company granted to Cedar a security interest in the following collateral: all accounts, including without limitation, all deposit accounts, accounts receivable and other receivables, chattel paper, documents, equipment, instruments and inventory as those terms are defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

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Cedar Agreement #2

On January 29, 2024, the Company entered into an agreement with Cedar Advance LLC (the “Cedar Agreement”) pursuant to which the Company sold $1,183,200 in future receivables to Cedar Advance LLC (the “Cedar Receivable Amount”) in exchange for $752,000 in cash. The Company agreed to pay Cedar Advance LLC (“Cedar”) $39,440 each week until the Cedar Receivable Amount is paid in full. In order to secure payment and performance of the Company’s obligations to Cedar under the Cedar Agreement, the Company granted to Cedar a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

Armistice

On January 6, 2023, the Company entered into a loan and security agreement (the “Loan and Security Agreement”) with one or more institutional investors (the “Lenders”) and Armistice Capital Master Fund Ltd. as agent for the Lenders (the “Agent”) for the issuance and sale of (i) a note in an aggregate principal amount of up to $2,000,000 (the “Note”) with the initial advance under the Loan and Security Agreement being $1,400,000 and (ii) warrants (the “Warrants”) to purchase a number of shares of common stock of the Company equal to 200% of the face amount of the Note divided by the closing price of the common stock of the Company on the date of the issuance of the Notes (collectively, the “Initial Issuance”). The closing price of the Company’s common stock on January 6, 2023, as reported by Nasdaq, was $8.84 per share, so the Warrants in respect of the initial advance under the Note are exercisable for up to 452,489 shares of the Company’s common stock. The Warrants have an exercise price per share equal to the closing price of the common stock of the Company on the date of the issuance of the Note, or $8.84 per share and a term of five- and one-half (5½) years following the initial exercise date. The initial exercise date of the Warrants will be the date stockholder approval is received and effective allowing exercisability of the Warrants under Nasdaq rules. Pursuant to the terms of the Loan and Security Agreement, an additional advance of $600,000 may be made to the Company under the Note. The Company’s obligations under the terms of the Loan and Security Agreement are fully and unconditionally guaranteed by all of the Company’s subsidiaries (the “Guarantors”). The Company measured the warrants granted on January 6, 2023 at $3,715,557, and discounted the note payable to $0 and recorded a derivative expense of $1,715,557.

On October 11, 2023, the Company entered into a loan and security modification agreement (the “Loan and Security Modification Agreement”) with the Lenders and the Agent amending the terms of the Loan and Security Agreement dated January 6, 2023 (the “LSA”) by and among the Company, the Lenders and the Agent to make an additional loan of $1,000,000 and modify the terms of the LSA to reflect the New Loan. The modification of the original January 6, 2023, loan represented a material modification, and the original loan has been extinguished, and the New Loan in the amount of $3,000,000 has been recorded. As a result of the extinguishment, the Company recognized there was no gain or loss recognized as all of the discounts associated with the original notes were fully amortized. On October 11, 2023, the Company recognized a discount related to the issuance of the warrants noted below that will be amortized through the maturity date of the New Loan, April 11, 2024.

In connection with the Loan and Security Modification Agreement, the Company agreed to issue to the investor warrants (the “Common Warrants”) to purchase up to 169,196 shares of Common Stock at an exercise price of $1.90 per share. The Common Warrants are exercisable nine months after their issuance and will expire five and one-half years from their date of issuance. The Common Warrants and the shares of our Common Stock issuable upon the exercise of the Common Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), were not offered pursuant to the Registration Statement and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, and Rule 506(b) promulgated thereunder.

The Company recorded a derivative liability related to the warrants granted with the October 11, 2023 amendment in the amount of $290,514. This discount is being amortized over the life of the note.

F-52

Meged Agreement

On June 8, 2023, the Company entered into a merchant cash advance agreement with Meged Funding Group (“Meged”) pursuant to which the Company sold $315,689 in future receivables to Meged (the “Meged Receivables Purchased Amount”) to in exchange for payment to the Company of $210,600 in cash less fees of $10,580. The Company agreed to pay Meged $17,538 each week until the Meged Receivables Purchased Amount is paid in full.

Meged Agreement #2

On September 19, 2023, the Company entered into an agreement with Meged (the “Second Meged Agreement”) pursuant to which the Company sold $423,000 in future receivables to Meged (the “Meged Second Receivable Amount”) in exchange for paying the then outstanding balance of $70,153.20 of the Meged Receivables Purchased Amount in full with the balance being retained by the Company in cash for general purposes. The Company agreed to pay Meged $15,107.14 each week until the Meged Second Receivable Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to Meged under the Second Meged Agreement, the Company granted to Meged a security interest in the following collateral: all accounts receivable and all proceeds as such term is defined by Article 9 of the UCC. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

Agile Capital Funding #1

On November 16, 2023, the Company entered into an agreement with Agile Capital Funding (the “ACF Agreement”) pursuant to which the Company sold $693,500 in future receivables to ACF (the “ACF Receivable Amount”) in exchange for $450,000 in cash. The Company agreed to pay ACF $28,895.83 each week until the ACF Receivable Amount is paid in full.

In order to secure payment and performance of the Company’s obligations to ACF under the ACF Agreement, the Company granted to ACF a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

Agile Capital Funding #2

On January 10, 2024, the Company entered into an agreement with Agile Capital Funding, LLC (the “Agile Jan Agreement”) pursuant to which the Company sold $1,460,000 in future receivables to Agile Capital Funding, LLC (the “Agile Jan Receivable Amount”) in exchange for $1,000,000 in cash. The Company agreed to pay Agile Capital Funding, LLC (“Agile”) $52,142.86 each week until the Agile Receivable Amount is paid in full. In order to secure payment and performance of the Company’s obligations to Agile under the Agile Jan Agreement, the Company granted to Agile a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral. The proceeds from the sale of future receivables were used, in part, to pay the outstanding balance of the ACF Receivable Amount.

Cedar Funding

On January 29, 2024, the Company entered into an agreement with Cedar Advance LLC (the “Cedar Agreement”) pursuant to which the Company sold $1,183,200 in future receivables to Cedar Advance LLC (the “Cedar Receivable Amount”) in exchange for $752,000 in cash. The Company agreed to pay Cedar Advance LLC (“Cedar”) $39,440 each week until the Cedar Receivable Amount is paid in full. In order to secure payment and performance of the Company’s obligations to Cedar under the Cedar Agreement, the Company granted to Cedar a security interest in the following collateral: all present and future accounts receivable. The Company also agreed not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of such collateral.

F-53

Note 10: RELATED PARTY TRANSACTIONS

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attain adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by officers, directors, or shareholders. Amounts represent advances, amounts paid in satisfaction of liabilities, or accrued compensation that has been deferred. The advances are considered temporary in nature and have not been formalized by a promissory note.

The Company has outstanding notes payable of $1,244,584 and $1,953,842 and accrued interest of $917,957 and $917,957 due to a related party as of January 31, 2024 and April 30, 2023, respectively (see Note 7).

The Company recognized net sales of $105,400 and $92,887 during the nine months ended January 31, 2024 and 2023, respectively, to related parties. As of January 31, 2024 and 2023, related parties had accounts receivable due to the Company of $71,048 and $91,857, respectively.

Note 11: SHAREHOLDERS’ EQUITY (DEFICIT)

Common Stock

The Company has XXX shares of common stock authorized with a par value of $0.001 per share. As of January 31, 2024 and April 30, 2023, the Company had 20,572,447 and 338,579 shares of common stock issued and outstanding, respectively.

For the period May 1, 2023 through July 31, 2023, the Company issued 189,718 shares of common stock to ambassadors under their agreements (188), to vendors in settlement of accounts payable (67,500), for settlement with former owners of FSS (1,350), for the exercise of warrants (27,000) and to satisfy the profit guarantee on a note (93,680).

For the period August 1, 2023 through October 31, 2023, the Company issued 1,844,506 shares of common stock for services rendered (13,707), for settlement with former owners of Gameface and the remaining contingent consideration (1,964), for the exercise of warrants (1,708,152) and to satisfy the profit guarantee on a note (85,000). In addition, we issued 35,683 to satisfy our requirement under the 1 for 40 reverse split that occurred in this time period.

For the period November 1, 2023 through January 31, 2024, the Company issued 18,199,644 shares of common stock in exercises of warrants and in a securities purchase agreement with three investors (11,962,803), shares owed to shareholders of previously purchased companies (56), settlements (2,567,500), services rendered (756,069), and cashless exercises of warrants (2,913,216).

Equity Transactions During the Year Ended April 30, 2023

The Company has issued an aggregate of 151,579 shares of its common stock consisting of the following:

On June 15, 2022, the Company issued 109,737 shares of common stock to the Convertible Noteholders upon conversion of convertible notes.

On June 15, 2022, the Company issued 26,219 shares to investors who participated in the Company’s Nasdaq uplist round.

On June 27, 2022, the Company issued 625 shares of common stock to Gabriel Goldman for consulting services performed in the first quarter of calendar 2022. Gabriel Goldman became a director of the Company on June 15, 2022.

On June 27, 2022, the Company issued 14,960 shares of common stock to the former Gameface shareholders in connection with the purchase of Gameface.

F-54

On August 25, 2022, the Company issued 750 shares of common stock to Midcity Capital Ltd (“Midcity”) pursuant to a cashless conversion of warrants Midcity received from its warrant agreement with the Company dated March 2020.

On September 28, 2022, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a single institutional investor (the “Investor”) for the issuance and sale of (i) 25,463 shares of common stock and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 295,050 shares of its common stock, together with accompanying common stock warrants, at a combined purchase price of $15.60 per share of the common stock and associated common stock warrant and $15.596 per Pre-Funded Warrant and associated common stock warrants for an aggregate amount of approximately $5.0 million (the “Offering”). The Pre-Funded Warrants have an exercise price of $0.0004 per share of common stock and are exercisable until the Pre-Funded Warrants are exercised in full. The shares of common stock and Pre-Funded Warrants were sold in the offering together with common stock warrants to purchase 320,513 shares of common stock at an exercise price of $15.60 per share and a term of five years following the initial exercise date (the “5-Year Warrants”) and 641,026 common stock warrants to purchase 641,026 shares of common stock at an exercise price of $17.20 per share and a term of seven and one half years (the “7.5-Year Warrants”) following the initial exercise date (collectively, the “Warrants”). The Warrants issued in the Offering contain variable pricing features. The Warrants and Pre-Funded Warrants will be exercisable beginning on the date stockholder approval is received and effective allowing exercisability of the Warrants and Pre-Funded Warrants under Nasdaq rules. Net proceeds to the Company were $4,549,882.

On October 12, 2022, the Company issued 48,098 shares of common stock, on November 21, 2022 issued 675 shares of common stock and January 26, 2023 issued 6,993 shares of common stock in connection with the acquisition of PlaySight.

On January 26, 2023, the Company issued 150 shares of common stock for services rendered to their ambassadors.

The Company granted the following warrants for the nine months ended January 31, 2024:

The Company granted 50,000 warrants to a consultant for services valued at $50,873.

The Company granted their investor an additional 7,717,874 warrants as a result of our reset provisions in the warrant agreements dated September 28, 2022. The Company recognized an $11,398,589 charge to derivative expense as a result of this issuance.

The Company granted 169,196 warrants in the amended loan agreement on October 1, 2023.

On December 6, 2023, the “Company entered into an inducement offer letter agreement (the “Inducement Letter”) with the Armistice Selling Shareholder of certain of the Company’s existing warrants to purchase up to a total of 4,972,203 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), consisting of: (i) 1,410,151 shares of Common Stock issuable upon the exercise of warrants issued on September 28, 2022 each at an exercise price of $3.546 per share with a term of five year (the “September 2022 Five Year Warrants”); (ii) 3,109,563 shares of Common Stock issuable upon the exercise of warrants issued on September 28, 2022 each at an exercise price of $3.546 per share with a term of seven and one half years (the “September 2022 Seven and a Half Year Warrants”); and (iii) 452,489 shares of Common Stock issuable upon the exercise of warrants issued on January 6, 2023 (the “January 2023 Warrants” and, together with the September 2022 Five Year Warrants and the September 2022 Seven and a Half Year Warrants, the “Existing Warrants).

Pursuant to the Inducement Letter, the Armistice Selling Shareholder agreed to exercise for cash its Existing Warrants to purchase an aggregate of 4,972,203 shares of Common Stock at a reduced exercise price of $0.294 per share in consideration of the Company’s agreement to issue new common stock purchase warrants (the “New Warrants”), as described below, to purchase up to an aggregate of 9,944,406 shares of Common Stock (the “New Warrant Shares”). The Company received aggregate gross proceeds of $1,461,827.68 from the exercise of the Existing Warrants by the Holder, before deducting offering expenses payable by us. The transaction closed on December 7, 2023 (the “Closing Date”).

F-55

On January 19, 2024, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with three investors (the “Investors”) for the issuance and sale to each investor of (i) 2,330,200 shares of common stock (the “Shares”) and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 25,169,800 shares of its common stock at a combined purchase price of $0.20 per share of the common stock for an aggregate amount of approximately $16.5 million (the “Offering”). The Pre-Funded Warrants have an exercise price of $0.00001 per share of common stock and are exercisable beginning on the date stockholder approval is received and effective allowing exercisability of Pre-Funded Warrants under Nasdaq rules until the Pre-Funded Warrants are exercised in full. The aggregate number of Shares to be issued is 6,990,600 and the aggregate number of Pre-Funded Warrants is 75,509,400.

The resale of the shares of the Common Stock underlying the Existing Warrants and 224,472 shares of Common Stock owned by Sapir LLC, a consultant engaged by the Company were registered pursuant to an existing registration statement on Form S-1 (File No. 333-275407), declared effective by the Securities and Exchange Commission (the “SEC”) on December 4, 2023.

The Company also agreed to file a registration statement on Form S-1 (or other appropriate form if it is not then Form S-1 eligible) providing for the resale of the New Warrant Shares issued or issuable upon the exercise of the New Warrants (the “Resale Registration Statement”), within 60 days after the Closing Date, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within 120 days following the Closing Date and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares. The Company will have to pay partial liquidated damages pursuant to the Resale Registration Statement provision of the Inducement Letter if certain deadlines and requirements are not met. In the Inducement Letter, the Company agreed not to issue any shares of Common Stock or Common Stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until 60 days after the Closing Date. The Company also agreed not to effect or agree to effect any Variable Rate Transaction (as defined in the Inducement Letter) until one (1) year after the Closing Date (subject to an exception). In addition, the Company agreed in the Inducement Letter to grant the Holder a participation right in future financings until the date the principal amount of a promissory note issued to the Holder in January 2023 and as modified in October 2023 has been fully repaid.

On January 20, 2024 the Company granted two of their officers 11,697,862 warrants with a strike price of $0.001 and a term of ten years in conversion of $2,187,500 in deferred compensation that was accrued for them.

Warrants Granted During the Year Ended April 30, 2023

On September 28, 2022, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a single institutional investor (the “Investor”) for the issuance and sale of (i) 25,463 shares of common stock and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 295,050 shares of its common stock, together with accompanying common stock warrants, at a combined purchase price of $15.60 per share of the common stock and associated common stock warrant and $15.596 per Pre-Funded Warrant and associated common stock warrants for an aggregate amount of approximately $5.0 million (the “Offering”). The Pre-Funded Warrants have an exercise price of $0.0004 per share of common stock and are exercisable until the Pre-Funded Warrants are exercised in full. The shares of common stock and Pre-Funded Warrants were sold in the offering together with common stock warrants to purchase 320,513 shares of common stock at an exercise price of $15.60 per share and a term of five years following the initial exercise date (the “5-Year Warrants”) and 641,026 common stock warrants to purchase 641,026 shares of common stock at an exercise price of $17.20 per share and a term of seven and one half years (the “7.5-Year Warrants”) following the initial exercise date (collectively, the “Warrants”). The Warrants issued in the Offering contain variable pricing features. The Warrants and Pre-Funded Warrants became exercisable beginning on the date stockholder approval was received and effective allowing exercisability of the Warrants and Pre-Funded Warrants under Nasdaq rules. The exercise price of the Warrants was reset in January 2023 to $8.84 per share and in October 2023 to $3.546 per share.

F-56

On January 6, 2023, the Company entered into a loan and security agreement (the “Loan and Security Agreement”) with one or more institutional investors (the “Lenders”) and Armistice Capital Master Fund Ltd. as agent for the Lenders (the “Agent”) for the issuance and sale of (i) a note in an aggregate principal amount of up to $2,000,000 (the “Note”) at 4.33% interest per annum unless in default, with the initial advance under the Loan and Security Agreement being $1,400,000 and (ii) warrants (the “Warrants”) to purchase a number of shares of common stock of the Company equal to 200% of the face amount of the Note divided by the closing price of the common stock of the Company on the date of the issuance of the Notes (collectively, the “Initial Issuance”). The closing price of the Company’s common stock on January 6, 2023, as reported by Nasdaq, was $0.221 per share (or 8.84 per share after adjusting for the 1-for-40 reverse stock split), so the Warrants in respect of the initial advance under the Note are exercisable for up to 452,489 shares of the Company’s common stock. The Warrants have an exercise price per share equal to the closing price of the common stock of the Company on the date of the issuance of the Note, or $8.84 per share and a term of five- and one-half (5½) years following the initial exercise date. The exercise price of the Warrants was reset in October 2023 to $1.90 per share The initial exercise date of the Warrants was the date stockholder approval was received and effective allowing exercisability of the Warrants under Nasdaq rules. Pursuant to the terms of the Loan and Security Agreement, an additional advance of $600,000 was made to the Company under the Note which occurred on February 2, 2023. The Company’s obligations under the terms of the Loan and Security Agreement are fully and unconditionally guaranteed by all of the Company’s subsidiaries (the “Guarantors”).

Note 12: COMMITMENTS AND CONTINGENCIES

Leases

The Company leases office space under short-term leases with terms under a year. Total rent expense for the nine months ended January 31, 2024 and 2023 amounted to $6,983 and $9,207, respectively.

Contingencies

In connection with the Gameface acquisition on February 2, 2022, the Company agreed to earn-out consideration of common shares of the Company’s common stock with a fair value of $1,334,000.

The Company issued 14,960 common shares to the former Gameface shareholders in June 2022. The remaining balance of the contingent consideration of $418,455 was converted on October 23, 2023.

From time to time, the Company may become involved in legal proceedings arising in the ordinary course of business. The Company is not presently a party to any legal proceedings that it currently believes would individually or taken together have a material adverse effect on the Company’s business or financial statements.

On February 8, 2023, Oasis Capital, LLC (“Oasis”) filed a complaint against the Company in the United States District Court for the Southern District of New York seeking damages (i) in the amount of $764,647.53 in for an alleged breach of the terms of the 8% senior convertible note and the securities purchase agreement entered into between Oasis and the Company in connection with the Note (as defined below), which in December 2021 was increased to $600,000 in principal amount (the “Note”) and (ii) an unspecified amount of damage for an alleged breach of the exclusivity provisions of a term sheet that the Company and Oasis entered into on July 7, 2022 plus an actual damages in an amount to be proven at trial, interest and costs, reasonable attorney’s fees and such other legal and equitable relief as the court deems just and proper. On June 30, 2023, the United States District Court for the Southern District of New York granted the Company’s motion to dismiss this complaint but with leave to amended complaint. On July 31, 2023 Oasis filed an amended complaint against the Company and its Chief Executive Officer, Mike Ballardie, seeking damages in an amount to be proven at trial, interest and costs for breach of fiduciary duty and violations of Section 10(b) of the Securities and Exchange Act of 1934, as amended, and Rule 10b-5 thereunder. The Company believes the claims made in the amended complaint are without merit and the Company and Mike Ballardie are vigorously defending itself.

Except for the Oasis lawsuit against Mike Ballardie, we know of no pending proceedings to which any director, member of senior management, or affiliate is either a party adverse to us or has a material interest adverse to us.

F-57

Nasdaq Compliance

On July 26, 2023, the Company received a letter from the Listing Qualifications Department of Nasdaq indicating that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2023 did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2.5 million (the “Minimum Stockholders’ Equity Requirement”). In addition, the Company did not meet the alternatives of listed securities or net income from continuing operations as of the date of the letter. The Company timely submitted a compliance plan to the Panel and on August 23, 2023 received notice from Nasdaq that it has until January 22, 2024 to demonstrate compliance with the Minimum Stockholders’ Equity Requirement. On January 22, 2024, the Company consummated and received a cash investment of $16,500,000 (as described in more detail below), which increased the Company’s stockholder equity to $4,045,326, which has brought the Company back into compliance with the Minimum Stockholders’ Equity Requirement. On January 30, 2024, the Company received a letter from Nasdaq confirming that following the receipt of a an investment of $16.5 million as disclosed in the Company’s current report filed on Form 8-K on January 24, 2024 (i) the Company has regained compliance with the minimum shareholder equity requirement in Listing Rule 5550(b)(1) (the “Equity Rule”), as required by the Nasdaq Hearing Panel’s decision dated April 12, 2023, and (ii) in application of Listing Rule 5815(d)(4)(B), the Company will be subject to a mandatory panel monitor for a period of one year from the date of such letter. If, within that one-year monitoring period, the Company is no longer in compliance with the Equity Rule, then, notwithstanding Rule 5810(c)(2), the Company will not be permitted to provide Nasdaq with a plan of compliance with respect to such deficiency and Nasdaq will not be permitted to grant additional time for the Company to regain compliance with respect to such deficiency, nor will the Company be afforded an applicable cure or compliance period pursuant to Ruel 5810(c)(3). Instead, Nasdaq will issue a delist determination letter and the Company will have the opportunity to request a new hearing. The Company will have the opportunity to respond/present to the hearing panel as provided by Listing Rule 5815(d)(4)(C) and the Company’s securities may at that time be delisted from Nasdaq.

On December 12, 2023, the Company received a letter (“Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Capital Market (“Nasdaq”) informing the Company that because the closing bid price for the Company’s common stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, the Company is not in compliance with the minimum bid price requirement for continued listing on the Nasdaq as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from December 12, 2023, or until June 10, 2024, to regain compliance with the Minimum Bid Price Requirement. If at any time before June 10, 2024, the closing bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of 10 consecutive trading days (which number days may be extended by Nasdaq), Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Bid Price Requirement, and the matter would be resolved. The Notice also disclosed that in the event the Company does not regain compliance by June 10, 2024, the Company may be eligible for an additional 180-calendar day compliance period. To qualify for additional time, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq, with the exception of the bid price requirement, and would need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. In the event the Company is not eligible for the second grace period, Nasdaq will provide written notice that the Company’s common stock is subject to delisting. If the Company is notified by Nasdaq that its securities will be subject to delisting, the Company may appeal the delisting determination and request a hearing before the Nasdaq Hearings Panel (the “Panel”). If the request for a Panel is timely made, any further suspension or delisting action would be stayed pending the conclusion of the hearing process and expiration of any extension that may be granted by the Panel. There can be no assurance that the Company will be able to satisfy the Nasdaq’s continued listing requirements, regain compliance with the Minimum Bid Price Requirement, the Minimum Stockholders’ Equity Requirement, and maintain compliance with other Nasdaq listing requirements.

The Company offers no assurance that it will regain compliance with the Bid Price Rule and/or any other delinquency in a timely manner.

F-58

Note 13: DISCONTINUED OPERATIONS

On November 27, 2022, the Company entered into a share purchase agreement (the “Agreement”) with PlaySight, Chen Shachar and Evgeni Khazanov (together, the “Buyer”) pursuant to which the Buyer purchased 100% of the issued and outstanding shares of PlaySight from the Company in exchange for (1) releasing the Company from all of PlaySight’s obligations towards its vendors, employees, tax authorities and any other (past, current and future) creditors of PlaySight; (2) waiver by the Buyer of 100% of the personal consideration owed to them under their employment agreements in the total amount of $600,000; and (3) cash consideration of $2,000,000 to be paid to the Company in the form of a promissory note that matures on December 31, 2023.

On December 5, 2022, the Company assigned 75% of its membership interest in Foundation Sports to Charles Ruddy, its founder and granted him the right for a period of three years to purchase the remaining 25% of its Foundation Sports membership interests for $500,000 in cash. As of December 5, 2022, the results of Foundation Sports will no longer be consolidated in the Company’s financial statements, and the investment was accounted for as an equity method investment. On December 5, 2022, the Company analyzed this investment and established a reserve for the investment at the full amount of $500,000.

The Company accounted for these sales as a disposal of a business under ASC 205-20-50-1(a). The Company had reclassified the operations of PlaySight and Foundation Sports as discontinued operations as the disposal represents a strategic shift that will have a major effect on the Company’s operations and financial results.

The Company reclassified the following operations to discontinued operations for the nine and three months ended January 31, 2023.

Nine months ended January 31, 2023
Revenue	$3,954,149
Operating expenses	8,416,117
Other (income) loss	-
Net loss from discontinued operations	$(4,461,968)

Note 14: SUBSEQUENT EVENTS

From February 1, 2024 through the date hereof, the Company issued the following shares of common stock:

-	5,347,594 shares of common stock to Yonah Kalfa, the Company’s chief innovation officer and director, for his extraordinary contribution to the Company, which represents all but $137,000 of his deferred Base Salary, through January 31, 2024. In exchange, Mr. Kalfa has waived his right to receive all but $137,000 of his deferred Base Salary as defined and described in clause 2.1(a) of his service agreement with Slinger Bag Limited dated 7 September 2020.

F-59

YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

F-60

Report of Independent Registered Public Accounting Firm

To the Members of Yuanyu Enterprise Management Co., Limited

Opinion on the financial statements

We have audited the accompanying balance sheets of YUANYU ENTERPRISE MANAGEMENT CO., LIMITED (the “Company”) as of January 31, 2024 and 2023, the related statements of operations, changes in stockholders equity and cash flows, for the two years in the period ended January 31, 2024, and the related notes collectively referred to as the “financial statements”.In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of January 31, 2024 and 2023, and the results of its operations, changes in stockholders equity and its cash flows for the year ended January 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate. As of December 31, 2023, we have no critical audit matter to communicate.

OLAYINKA OYEBOLA & CO.

(Chartered Accountants)

We have served as the Company’s auditor since November 2022.

March 21st 2024.

Lagos, Nigeria

F-61

YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

Balance Sheets

	January 31, 2024	January 31, 2023
ASSETS
Current Assets
Cash and cash equivalents	$499,678	$-
Account and other Receivables	1,681,091	257,692
Other assets	4,210,385	-
Total Current Assets	6,391,154	4,538,225

Non-Current Assets
Intangible Assets	14,230,789	307,612
Total Assets	$20,621,943	$565,304
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	16,025	5,769
Income tax payables	249,090	28,667
Total Current Liabilities	265,115	34,436
Stockholders Equity
Common stock	1,282	1,282
Additional paid in capital	19,095,000	384,515
Accumulated Reserve	1,260,546	145,071
Total Members Equity	20,356,828	530,868
Total Liabilities and Stockholders Equity	$20,621,943	$565,304

The accompanying notes are an integral part of these financial statements.

F-62

YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

Statements of Operations

	For the years ended January 31,
	2024	2023
Revenues	$1,923,077	$256,410
Cost of revenues	576,923	76,903
Gross profit	1,346,154	179,507
Operating expenses:
General and Administrative	10,256	5,769
Total operating expenses	10,256	5,769
Profit from Operations	1,335,898	173,738
Other Income / (Expense):
Total Other Income / (Expense)	-	-
Provisions for income taxes	220,423	28,667
Net income	$1,115,475	$145,071

The accompanying notes are an integral part of these financial statements.

F-63

YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

Statement of Changes in Stockholder’s Equity

For the period of February 1, 2022 (Inception through January 31, 2023, and 2024)

			Additional		Total
	Common Stock		Paid-in	Retained	Stockholders’
	Shares	Amount	Capital	Deficit	Equity
Balance February 1, 2022	10,000	$1,282	$-	$-	$1,282
Additional paid in capital	-	-	384,515	-	384,515
Profit for the year ended January 31, 2023	-	-	-	145,071	1415,071
Balance January 31, 2023	10,000	1,282	384,515	145,071	530,868

Balance February 1, 2023	10,000	1,282	384,515	145,071	530,868
Additional paid in capital	-	-	18,710,485	-	18,710,485
Profit for the year ended January 31, 2024	-	-	-	1,115,475	1,115,475
Balance January 31, 2024	10,000	$1,282	$19,095,000	$1,260,546	$20,356,828

F-64

YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

Statements of Cash Flows

	For the years ended January 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,335,898	$173,738
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of intangible assets	576,923	76,903
Changes in operating assets and liabilities:
Accounts receivable	(1,423,399)	(256,410)
Accounts and other payables	10,256	5,769
Net Cash used in operating activities	499,678	-

CASH FLOWS FROM INVESTING ACTIVITIES
Net Cash used in financing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Share Capital	-	-
Net Cash provided by financing activities	-	-
INCREASE (DECREASE) IN CASH	499,678	-
CASH AT BEGINNING OF YEAR	-	-
CASH AT END OF YEAR	$499,678	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest Paid	$-	$-
Taxes Paid	$-	$-

The accompanying notes are an integral part of these financial statements.

F-65

YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

Notes to the Financial Statements January 31, 2024, and 2023

NOTE 1. DESCRIPTION OF BUSINESS

YUANYU ENTERPRISE MANAGEMENT CO., LIMITED. (the “Company”) was registered in Hong Kong, on November 11, 2021.

The business purpose of the Company is to provide technology service.

The Company’s registered office is located at Rm 4, 16/F, Ho King Comm Ctr, 2-16 Fayuen St, Mongkok, Kowloon, Hong Kong.

The Company’s founder and director is Zhou Hongyu.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fiscal year

The Company has selected January 31 as its fiscal year end.

Basis of Presentation

The accompanying financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States (“GAAP”), and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Use of Estimates

The preparation of these financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to long-lived assets and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Cash and Cash Equivalents

For financial accounting purposes, cash and cash equivalents are considered to be all highly liquid investments with a maturity of three (3) months or less at the time of purchase.

Accounts Receivable

Management reviews accounts receivable periodically to determine if any receivables will potentially be uncollectible. Management’s evaluation includes several factors including the aging of the accounts receivable balances, a review of significant past due accounts, economic conditions, and our historical write- off experience, net of recoveries. The Company includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in its allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. The Company’s allowance for doubtful accounts was $0 and $0 as of January 31, 2022, and January 31, 2021, respectively.

F-66

Income taxes

The Company was treated as a partnership for federal and state income tax purposes with all income tax liabilities and/or benefits being passed through to its members. As such, no recognition of federal or state income taxes for the Company has been provided for the years ended January 31, 2022 and 2021.

As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership. Therefore, no provision or liability for federal income taxes has been included in the financial statements. In the event of an examination of the Company’s tax return, the tax liability of the members could be changed if an adjustment in the Company’s income is ultimately sustained by the taxing authorities.

Revenue Recognition

The Company follows ASC 606, Revenue from Contracts with Customers, the core principle of which is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to receive in exchange for those goods or services. To achieve this core principle, five basic criteria must be met before revenue can be recognized: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to performance obligations in the contract; and (5) recognize revenue when or as the Company satisfies a performance obligation. During the year ended January 31, 2021, the Company generated revenues from selling power vending stations (charging stations). The Company considers its performance obligations satisfied upon shipment and/or delivery of the purchased products to the customer. The Company evaluates returns from customers purchasing product on a case-by-case basis and generally will issue replacement product in the limited cases of product returns. The Company has no policy requiring cash refunds.

The Company recognizes revenue in the amount that reflects the consideration it expects to receive in exchange for these products and services. Accounts receivables are recorded when the right to consideration becomes unconditional. The Company’s terms and conditions vary by customers and typically provide net 30 to 90 days terms.

S/N	Type of services	Nature, Timing of satisfaction of performance obligation and significant paymentterms	Revenue Recognition
1	Information Services Income	The company receives royalty income from the customers for the use of the company’s technology rights by the customers. Royalty income is recognized by over time when the company’s technology rights are used by the customers in accordance with the terms and conditions of the royalty agreement.	Revenue is recognized by the company not only when delivery and invoice has been signed and confirmed by the customer, but at the end of each month over the 12 months period after service has been delivered to the customers.

Cost of Revenue

The cost of revenue consists primaily of amortisation charge of intangible assets – technology rights, which are directly attributable to the revenues.

F-67

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

●	Level 3 — inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Company’s financial instruments, including cash, accounts receivable, and prepaid expenses, short-term borrowings, accounts payable, due to related parties, and other payables and other current liabilities, approximate the fair value of the respective assets and liabilities as of January 31, 2022 based upon the short-term nature of the assets and liabilities.

Income Taxes

The Company has adopted ASC Topic 740 – Income Taxes, which requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of ASC Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Recent accounting pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on our financial position or results of operations.

NOTE 4. OTHER ASSETS

This represent quoted investment with Brightstar Technology Group Co., Ltd. as of January 31, 2024, there was a balance of $4,210,385.

F-68

NOTE 7. Intangible Assets

Intangible assets acquired separately are measured on initial recognition at cost. The cost of intangible assets acquired in an additional paid in capital is the fair value at the date of acquisition. Intangible assets with finite lives are subsequently amortised over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortisation period and the amortisation method for an intangible asset with a finite useful life are reviewed at least at each financial year end.

Technology right is stated at cost less accumulated amortisation and impairment losses. Amortisation is calculated on a straight-line basis over their estimated useful lives of 5 years.

Acquisition of Intangible Asset – Technology Right
Date	Note	Amount
01/02/2022	Hey Yuan Universe Scene Marriage and Love social platform	384,515
01/02/2023	Flash Enough Oversee Shopping	1,200,000
01/02/2023	Xinjudi Creative Base System	1,300,000
31/01/2024	Safe Transaction method of payment with QR code	1,500,000
31/01/2024	Multifunctional network information security server	1,500,000
31/01/2024	Internet of things trade follow up method	1,500,000
31/01/2024	Retail information management control	1,500,000
31/01/2024	Live scene video automatic production system	1,500,000
31/01/2024	Video Chat method and other storage media	1,500,000
31/01/2024	Speech recognition and other methods	1,500,000
31/01/2024	Data processing method and other storage media	1,500,000
TOTAL		14,884,615

Amortization of Intangible Asset – Technology Right
Date	Note	Amount
31/01/2023	Cost	384,515
31/01/2023	Accumulated Amortization	(76,903)
Net value of Intangible Asset – Technology Right as of January 31/2022		307,612

Amortization of Intangible Asset – Technology Right
Date	Note	Amount
31/01/2024	Cost	14,884,615
31/01/2024	Accumulated Amortization	(653,816)
Net value of Intangible Asset - Technology Right as of January 31/2024		14,230,799

NOTE 8. SUBSEQUENT EVENTS

In accordance with ASC 855-10 the Company has analyzed its operation subsequent to January 31, 2024, and to the date these financial statements were issued, and has determined that it does not have any subsequent event to disclose in these financial statements.

F-69

ANNEX A

Share Exchange Agreement, dated March 18, 2024 by and among Connexa Sports Technologies Inc., Mr. Hongyu Zhou, and Yuanyu Enterprise Management Co., Limited

EXECUTION COPY

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of March 18, 2024 (this “Agreement”), is entered into by and among Connexa Sports Technologies, Inc., a Delaware corporation (“Buyer”), Hongyu Zhou (周洪宇), an individual and a citizen of the People’s Republic of China (“Seller”), and Yuanyu Enterprise Management Co., Limited, a Hong Kong company (the “Company,” and together with Buyer and Seller, the “Parties”).

RECITALS

WHEREAS, Seller is the sole holder and owner of all of the issued and outstanding ordinary shares of the Company, a private company incorporated and existing under the law of Hong Kong, Special Administrative Region of the People’s Republic of China (“Hong Kong”).

WHEREAS, the Company was established in November 2021 to operate a global marriage and dating services business through an online social metaverse platform and physical stores;

WHEREAS, Buyer operates a sports equipment and technology business, and shares of common stock of Buyer (the “Buyer Common Stock”) are traded on the Nasdaq Capital Market (“Nasdaq”) under the symbol “CNXA”; and

WHEREAS, the Parties desire to enter into this Agreement where such number of ordinary shares of the Company as represents fifty percent (50%) of the issued and outstanding ordinary shares of the Company (on an as-converted and fully diluted basis) will be sold and transferred to Buyer and exchanged for a certain number of shares of Buyer Common Stock on the terms and conditions set forth herein and subject to compliance with applicable securities laws and regulations. Upon completion of the transactions contemplated herein, Seller will receive such number of shares of Buyer Common Stock as represents eighty-two and 4/10 percent (82.4%) of the issued and outstanding Buyer Common Stock;

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Article I. SHARE EXCHANGE

Section 1.01 The Share Exchange. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, and covenants contained in this Agreement, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, free and clear of any and all Liens, 5,000 ordinary shares of the Company (the “Target Shares”), representing fifty percent (50%) of the issued and outstanding Company Shares, for the consideration set forth in Section 1.02 below.

Section 1.02 Consideration. Subject to the terms and conditions of this Agreement, the Target Shares shall be exchangeable at the Closing for an aggregate of 162,551,440 shares of Buyer Common Stock (the “Consideration”), which represents eighty-two and 4/10 percent (82.4%) of the total issued and outstanding Buyer Common Stock on the Closing Date and on an as-converted and fully diluted basis.

Section 1.03 Cash Payment from the Company. As an inducement to Buyer for the transactions contemplated herein, the Parties agree that the following payments to Buyer shall be payable in cash by the Company to an account designated by Buyer in writing:

(a) $800,000 payable within two (2) Business Days of the execution and delivery of this Agreement by Buyer (the “First Cash Payment”);

(b) $1,200,000 payable within three (3) Business Days of the Buyer changing its ticker symbol from “CNXA” to “YYAI” (the “Second Cash Payment”), but if “YYAI” ticker symbol is not available, upon changing to such symbol as the parties may agree;

(c) $500,000 payable into the Escrow Account at the Closing (the “Closing Cash Deposit”) to be deposited in an escrow account (the “Escrow Account”) pursuant to an escrow agreement in form and substance as set forth in Exhibit A (the “Escrow Agreement”) to be entered into by the Parties, on the one hand, and the Escrow Agent (as defined in the Escrow Agreement), on the other hand, and which amount shall be held in the Escrow Account for a period of 30 days from the Closing Date. Subject to Section 8.02(k) below, such Closing Cash Deposit remaining in the Escrow Account upon the expiration of such 30-days period will be paid to NewCo (as defined below) or an Affiliate of NewCo, including any future Affiliate; and

(d) $2,500,000 payable at the Closing (the “Closing Cash Payment”).

Section 1.04 Separation Agreement. At or prior to the Closing Date, Buyer intends to sell, transfer and assign all or substantially all of the legacy business, assets and liabilities, of Buyer existing on or prior to the Record Date related to or necessary for the operations of its “Slinger Bag” business or products (“Legacy Business”) to a newly established entity (“NewCo”) pursuant to a separation agreement to be entered into by and between Buyer and NewCo (“Separation Agreement”), and which Separation Agreement is reasonably acceptable to Seller, whereby one or more Persons that are determined by the current board of directors of Buyer (the “Buyer Board”) on and as of the date determined by Buyer Board (the “Record Date”) will receive an interest in NewCo. The Separation Agreement shall provide that all of the Legacy Business will be irrevocably sold, transferred or assigned to and be for the account of NewCo such that after the Closing Date, NewCo will have the sole right and obligations to the Legacy Business, and will be liable to Buyer for any Losses arising from third-party claims against Buyer arising from Liabilities related to the Legacy Business. Seller shall not otherwise object to the sale, transfer and assignment of the Legacy Business to NewCo pursuant to the Separation Agreement and provide written confirmation of no objection should such confirmation be requested by Buyer.

Article II. CLOSING

Section 2.01 Closing. Upon the terms and satisfaction of the conditions contained in Article VI of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely by exchange of documents and signatures (or their electronic counterparts) no later than the second Business Day following the date on which the conditions set forth in Article VI have been satisfied (other than the conditions with respect to actions the respective parties hereto will take at the Closing itself) or, to the extent permitted, waived by the applicable party in writing, or at such other place and time as the parties may mutually agree. The date and time at which the Closing actually occurs is herein referred to as the “Closing Date”.

Section 2.02 Seller Closing Deliverables. At the Closing, Seller shall deliver to Buyer the following:

(a) payment of the Closing Cash Payment;

(b) evidence that the Closing Cash Deposit has been deposited to the Escrow Account;

(c) a good standing certificate (or its equivalent) for the Company from the relevant Governmental Authority of Hong Kong, if applicable, and each other jurisdiction where the Company is qualified, registered, or authorized to do business, if any;

(d) if the Target Shares are represented by certificates, such certificates duly endorsed for transfer by Seller, as applicable;

(e) a counterpart to any consents required in connection with the transactions contemplated by this Agreement;

(f) all documents, instruments, agreements and certificates that may be deliverable in connection with the performance or fulfillment of the conditions under Section 6.01 and Section 6.02 below that are relevant to Seller;

(g) a duly executed bought and sold note as may be required under the law of Hong Kong; and

(h) all other documents, instruments and writings which may be reasonably requested by Buyer to be delivered by Seller and the Company at or prior to the Closing pursuant to this Agreement.

Section 2.03 Buyer Closing Deliverables. At the Closing, Buyer shall deliver to Seller the following:

(a) copies of all resolutions of the board of directors of Buyer authorizing the execution, delivery, and performance of this Agreement and the other agreements, instruments, and documents required to be delivered in connection with this Agreement or at the Closing to which Buyer is a party and the consummation of the transactions contemplated hereby and thereby;

(b) the Consideration;

(c) all documents, instruments, agreements and certificates that may be deliverable in connection with the performance or fulfillment of the conditions under Section 6.01 and Section 6.03 below that are relevant to Buyer;

(d) a duly executed bought and sold note, as applicable; and

(e) all other documents, instruments and writings which may be reasonably requested by Seller to be delivered by Buyer at or prior to the Closing pursuant to this Agreement.

Article III. REPRESENTATIONS AND WARRANTIES OF SELLEr

Except as set forth in the corresponding sections of the disclosure letter delivered by Seller to Buyer before the execution of this Agreement (the “Seller Disclosure Letter”), it being agreed that disclosure of any item in any section of the Seller Disclosure Letter (whether or not an explicit cross-reference appears) shall be deemed to be disclosure with respect to any other section to which the relevance of such item is reasonably apparent, Seller represents and warrants to Buyer, that:

Section 3.01 Organization and Power . Each of the Company and its Subsidiaries, is duly organized, validly existing and in good standing under the Law of its jurisdiction of organization. The Company has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted. Each of the Company’s Subsidiaries, if any, has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted, except where the failure to have such requisite power or authority would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation, limited liability company or other legal entity and is in good standing in each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.02 Organizational Documents. Seller has made available to Buyer true and complete copies of the certificate of incorporation and articles of association (or similar constitutional documents) of the Company as in effect on the date of this Agreement (collectively, the “Company Organizational Documents”), and (i) the Company Organizational Documents are in full force and effect and (ii) the Company is not in violation in any material respect of any provision of the Company Organizational Documents.

Section 3.03 Governmental Authorizations. Assuming that the representations and warranties of Buyer contained in Section 4.03 are true and correct, the execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions contemplated herein do not and will not require any consent, approval or other authorization of, or registration or filing with or notification to any Governmental Authority (collectively, “Governmental Authorizations”), other than:

(a) such other Governmental Authorizations, where the failure to obtain such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; and

(b) any applicable requirements of Antitrust Laws.

Section 3.04 Authorization and Power. The Company has all necessary corporate power and authority, and all necessary corporate actions have been taken on the part of the Company, to execute, deliver and perform this Agreement and to consummate the transactions contemplated herein. Seller has all necessary capacity and power to enter into, execute, deliver and perform this Agreement and to consummate the transactions contemplated herein. This Agreement constitutes a legal, valid and binding agreement of the Company and Seller enforceable against the Company and Seller in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equitable principles).

Section 3.05 Non-Contravention. The execution, delivery and performance of this Agreement by Seller and the Company, and the consummation of the transactions contemplated herein, do not and will not (a) contravene or conflict with, or result in any material violation or breach of, any provision of (i) the Company Organizational Documents or (ii) the comparable organizational or governing documents of any of the Subsidiaries of the Company, if any, (b) contravene or conflict with, or result in any material violation or breach of, any Law applicable to Seller, the Company or any of its Subsidiaries or by which any Company Assets are bound, assuming that all Governmental Authorizations described in Section 3.03 have been obtained or made, (c) result in any violation, termination, acceleration of any material obligation, cancelation or material breach of, or constitute a default (with or without notice or lapse of time or both) or require any notice or consent under, any Company Material Contracts or Company Real Property Leases (as defined below) to which the Company or any of its Subsidiaries is a party or by which any Company Assets are bound or (d) result in the creation of any Liens (other than Permitted Liens) upon any of the Company Assets except, in the case of clauses (c) and (d), as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.06 Capitalization.

(a) As of the date of this Agreement, the Company’s authorized capital consists solely of 10,000 ordinary shares (the “Company Shares”), and Seller is the sole holder and owner of all issued and outstanding Company Shares.

(b) (i) There are no other outstanding ordinary shares of the Company and (ii) there are no outstanding subscriptions, options, warrants, calls, convertible securities, rights of first refusal, preemptive rights, or other similar rights, agreements or commitments (other than this Agreement) relating to the issuance or acquisition of ordinary shares or other capital stock to which the Company or any of its Subsidiaries is a party obligating the Company or any of its Subsidiaries to (A) issue, transfer or sell any ordinary shares, other capital stock or other equity interests of the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests or (B) grant, extend or enter into any such subscription, option, warrant, call, convertible securities or other similar right, agreement or arrangement, (C) redeem, repurchase or otherwise acquire any such shares of capital stock or other equity interests, or (D) provide an amount of funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in the Company or any of its Subsidiaries, if any, or any other Person.

(c) All outstanding Company Shares have been duly authorized and are validly issued, fully paid and non-assessable and not subject to any pre-emptive rights.

(d) Each outstanding share of capital stock or other equity interests of each Subsidiary of the Company is duly authorized, validly issued, fully paid and non-assessable, in each case, to the extent such concepts are applicable to such capital stock or other equity interests, and not subject to any pre-emptive rights.

(e) Except as may be set forth in the Company Organizational Documents, there are no outstanding contractual obligations of the Company or any of its Subsidiaries, if any, to repurchase, redeem or otherwise acquire any Company Shares or capital stock of any Subsidiary, if any, of the Company.

(f) There are no voting trusts, proxies or similar agreements, arrangements or commitments to which the Company or any of its Subsidiaries, if any, is a party with respect to the voting of any shares of capital stock of the Company or any of its Subsidiaries. There are no bonds, debentures, notes or other instruments of indebtedness of the Company or any of its Subsidiaries, if any, that entitle the holder of such instruments of indebtedness to vote together with stockholders of the Company on any matters with respect to the Company or any Subsidiary, if any.

Section 3.07 Subsidiaries.

(a) Schedule 3.07 of the Seller Disclosure Letter sets forth a complete and accurate list of each Subsidiary of the Company, if any. Seller has made available to Buyer the organizational documents of each Subsidiary of the Company as in effect on the date of this Agreement, and such organizational documents are in full force and effect.

(b) Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any Liens (other than Permitted Liens). The Company does not own, directly or indirectly, any capital stock of, or any other securities convertible or exchangeable into or exercisable for capital stock of, any Person other than the Subsidiaries of the Company.

(c) Each of the Subsidiaries of the Company is not subject to any contractual, legal or other restrictions on its ability to own, lease and operate its assets and properties and to carry on its business as now conducted and proposed to be conducted, and to declare and distribute dividends and make any distributions to the holders of its capital stock.

Section 3.08 Financial Statements. Schedule 3.08 of the Seller Disclosure Letter contains true, correct and complete copies of the audited balance sheet of the Company and its Subsidiaries as of January 31, 2023 and as of January 31, 2024 (the “Balance Sheet Date”), and the related statements of operations, stockholders’ equity and cash flows for the period starting with Company Incorporation Date and ending on the Balance Sheet Date (the “Company Financial Statements”). The Company Financial Statements fairly present, in all material respects, the financial condition and results of operations of the Company and its consolidated Subsidiaries, if any, as of the times and for the periods referred to therein and have been prepared in conformity with International Financial Reporting Standards (“IFRS”). There are no off-balance sheet arrangements to which the Company or any of its Subsidiaries is a party.

Section 3.09 Undisclosed Liabilities. As of the date of this Agreement, there are no liabilities or obligations of any kind, whether accrued, contingent, absolute, inchoate or otherwise (collectively, “Liabilities”) of the Company or any of its Subsidiaries, individually or in the aggregate, that are required to be recorded or reflected on a balance sheet prepared in accordance with IFRS, other than:

(a) Liabilities reflected or reserved against in the Company Financial Statements as of the Balance Sheet Date or the notes thereto; and

(b) Liabilities incurred in connection with the transactions contemplated herein or as permitted or contemplated expressly by this Agreement.

Section 3.10 Absence of Certain Changes. Except as otherwise expressly contemplated or required by this Agreement, since the Balance Sheet Date to the date of this Agreement, (a) the business of the Company and each of its Subsidiaries, if any, has been conducted, in all material respects, in the ordinary course of business, excluding the execution and performance of this Agreement and the discussion, negotiations and transactions related thereto, (b) there has not been any Company Material Adverse Effect and (c) there has not been or occurred any event, condition, action or effect that, if taken during this period, would constitute a breach of Section 5.01.

Section 3.11 Litigation. From the Company Incorporation Date through the date of this Agreement, (a) there are no legal actions, claims, demands, arbitrations, hearings, charges, complaints, sanctions investigations, examinations, indictments, litigations, suits or other civil, criminal, administrative or investigative proceedings before a Governmental Authority (collectively, “Legal Actions”) pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, if any, or any of its or their assets or properties that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (b) there are no Orders outstanding against the Company or any of its Subsidiaries, if any, or any of its or their assets or properties that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and (c) there are no Legal Actions pending or, to the Knowledge of Seller, threatened against or Orders outstanding against Seller that would, individually or in the aggregate, materially interfere with the execution, delivery and performance of this Agreement by Seller.

Section 3.12 Material Contracts.

(a) Seller has provided to Buyer each of the following Contracts to which, as of the date of this Agreement, the Company or any of its Subsidiaries, if any, is a party (each, a “Company Material Contract”):

(i) each Contract (A) not to (or otherwise restricting or limiting the ability of the Company or any of its Subsidiaries, if any, to) compete in any line of business or geographic area or (B) to restrict the ability of the Company or any of its Subsidiaries, if any, to conduct business in any geographic area;

(ii) each Contract (other than any benefit plans of the Company) that is reasonably likely to require, during the remaining term of such Contract, annual payments by the Company or any of its Subsidiaries that exceed $50,000;

(iii) all Contracts granting to any Person an option or a first refusal, first offer or similar preferential right to purchase or acquire any material Company Assets;

(iv) all material contracts for the granting or receiving of a license, sublicense or franchise or under which any Person is obligated to pay or has the right to receive a royalty, license fee, franchise fee or similar payment (other than agreements with employees, non-exclusive licenses granted to the Company’s or its Subsidiaries’ customers, and non-exclusive licenses to commercially available, off-the-shelf Software that have been granted on standardized, generally available terms);

(v) all partnership, joint venture or other similar agreements or arrangements;

(vi) any agreement relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement (or a series of related agreements) with an aggregate outstanding principal amount not exceeding $100,000;

(vii) any agreement for the disposition or acquisition by the Company or any of its Subsidiaries, if any, with material obligations of the Company or any of its Subsidiaries, if any, (other than confidentiality obligations) remaining to be performed or material Liabilities of the Company or any of its Subsidiaries, if any, continuing after the date of this Agreement, of any material business or any material amount of assets other than in the ordinary course of business;

(viii) any agreement with (A) the top 10 customers of the Company and its Subsidiaries, if any, taken as a whole, as applicable, and (B) the top 10 suppliers of the Company and its Subsidiaries, if any, taken as a whole, as applicable, in each case, for the 2023 fiscal year measured by the aggregate obligations paid or agreed to pay to or by the Company, as applicable;

(ix) any agreement restricting or limiting the payment of dividends or the making of distributions to stockholders, including intercompany dividends or distributions other than such restrictions or limitations as are required by applicable Law;

(x) any Contract for the development of Intellectual Property, other than those entered into in the ordinary course of business with Company employees and contractors on the Company’s standard form for such Contracts; and

(xi) to the extent not provided pursuant to another subsection of this Section 3.12(a), all material agreements with any Governmental Authority.

(b) A true and complete copy of each Company Material Contract (including any amendments thereto) entered into prior to the date of this Agreement has been made available to Buyer prior to the date of this Agreement. Each Company Material Contract is a valid and binding agreement of the Company or its applicable Subsidiary, except where the failure to be valid and binding would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company or such Subsidiary nor, to the Knowledge of the Company, any other party thereto, is in breach of or default under any such Company Material Contract. As of the date of this Agreement, there are no material disputes in connection with any such Company Material Contract. As of the date of this Agreement, no party under any Company Material Contract has given written notice of its intent to terminate or otherwise seek a material amendment to such Company Material Contract.

Section 3.13 Labor Relations.

(a) (i) No employee of the Company or any of its Subsidiaries is represented by a union and, to the Knowledge of the Company, no union organizing efforts are currently being conducted, (ii) neither the Company nor any of its Subsidiaries is a party to, or is currently negotiating any entry into, any collective bargaining agreement or other labor Contract, and (iii) no strike, picket, work stoppage, work slowdown or other organized labor dispute exists in respect of the Company or any of its Subsidiaries.

(b) Except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, each of the Company and its Subsidiaries is, and has been since the Company Incorporation Date, in compliance in all respects with all federal, state, local and foreign Laws regarding labor, employment and employment practices, including but not limited to all Laws relating to: (i) the hiring, promotion, assignment and termination of employees (including but not limited to timing and usage of employment applications, drug testing and pre-employment testing); (ii) discrimination; (iii) harassment; (iv) retaliation; (v) equal employment opportunities; (vi) disability; (vii) labor relations; (viii) wages and hours; (ix) hours of work; (x) payment of wages (including but not limited to the timing of payments, recordkeeping and reporting of wages to employees); (xi) immigration; (xii) workers’ compensation; (xiii) employee benefits; (xiv) background and credit checks; (xv) working conditions; (xvi) occupational safety and health; (xvii) family and medical leave; (xviii) classification of employees; (xix) unfair competition/noncompetition; and (xx) COVID-19.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there are no claims, suits, actions or other legal proceedings, or, to the Company’s Knowledge, investigations, pending or threatened against the Company or any of its Subsidiaries in relation to any allegations of sexual harassment, other sexual misconduct or race discrimination by any employee with the title of senior vice president or above (or equivalent title based on role, responsibility or pay grade) of the Company or any of its Subsidiaries.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there are no pending or, to the Company’s Knowledge, threatened claims, suits, actions or other legal proceedings against the Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any current or former employees or other individual service providers of the Company or any of its Subsidiaries, any current or former leased employee, intern, volunteer or “temp” of the Company or any of its Subsidiaries, or any person alleging to be a current or former employee, or any group or class of the foregoing, or any Governmental Authority, alleging: (i) violation of any labor or employment Laws; (ii) breach of any collective bargaining agreement; (iii) breach of any express or implied contract of employment; (iv) wrongful termination of employment; or (v) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship.

(e) Since the Balance Sheet Date, no executive officer has terminated employment with the Company, and, to the Company’s Knowledge, no executive officer intends to terminate employment with the Company or is otherwise likely to become unavailable to continue as an executive officer of the Company within six months from the date of this Agreement.

Section 3.14 Taxes.

(a) (i) All income and other material Tax Returns required to be filed by or with respect to the Company or any of its Subsidiaries have been timely filed (taking into account all applicable extensions), and all such Tax Returns are true, complete and correct in all material respects, (ii) the Company and its Subsidiaries have fully and timely paid (or have had paid on their behalf) all material Taxes due and payable (whether or not shown to be due on any Tax Return) and have made adequate provision in accordance with IFRS for all material Taxes not yet due and payable in the most recent financial statements of the Company and its Subsidiaries, and (iii) the Company and its Subsidiaries have complied in all material respects with all applicable Laws relating to the withholding and payment over to the appropriate Governmental Authority of all Taxes required to be withheld by the Company and its Subsidiaries.

(b) (i) There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection, assessment or reassessment of, any material Taxes due from the Company or any of its Subsidiaries for any taxable period and no request for any such waiver or extension is currently pending, (ii) no audit is pending or threatened in writing with respect to any material Taxes due from or with respect to the Company or any of its Subsidiaries, and (iii) no claim in writing has been made by any Governmental Authority in a jurisdiction where the Company and its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

(c) There are no Liens for Taxes upon the assets or properties of the Company or any of its Subsidiaries, except for Permitted Liens.

(d) Neither the Company nor any of its Subsidiaries has any Liability for the Taxes of any Person (other than any of the Company or its Subsidiaries) under applicable Tax Laws, as a transferee, as a successor, by Contract (other than pursuant to any ordinary course Contract, the principal purpose of which does not relate to Taxes) or otherwise.

(e) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) any change in method of accounting adopted prior to the Closing for a taxable period ending on or prior to the Closing Date, (ii) any intercompany transaction or any excess loss account described in applicable Tax Laws, (iii) any installment sale or open transaction disposition made prior to the Closing, (iv) any item of deferred revenue, (v) any prepaid amounts received prior to the Closing Date, or (vi) any agreement entered into with any Governmental Authority with respect to Taxes.

Section 3.15 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(a) The Company and its Subsidiaries comply and have complied with all applicable Environmental Laws.

(b) The Company and its Subsidiaries possess all Permits required under Environmental Laws necessary for their respective operations as currently conducted, and are in compliance with such Permits, which are, and through the Closing Date shall remain, in full force and effect.

(c) Neither the Company nor any Subsidiary has received any written notice or request for information from any Governmental Authority or other third party related to any actual or alleged Liability under Environmental Laws, including any investigatory, remedial or corrective obligations or otherwise pertaining to Hazardous Substances.

(d) To the Knowledge of the Company, as of the date of this Agreement, no condition exists on any property owned or operated by the Company and its Subsidiaries or any other location which has given rise to, or would reasonably be expected to give rise to, any Liability relating to environmental or Hazardous Substances matters or Environmental Laws.

(e) To the Knowledge of the Company, the transactions contemplated herein do not require notice of, or approval from, any Governmental Authority under any Environmental Law.

Section 3.16 Intellectual Property; Data Privacy.

(a) Each of the Company and its Subsidiaries owns, is licensed to use, pursuant to valid, enforceable and binding Contracts, or otherwise has the right to use all Intellectual Property used, held for use or necessary for the operation of the business of the Company and its Subsidiaries (collectively, the “Company Intellectual Property”) free and clear of all Liens (other than Permitted Liens). The Company has provided to Buyer a true and complete list of the following which are owned or purported to be owned by the Company or any of its Subsidiaries: (i) patents and patent applications, (ii) registered trademarks and applications therefor, (iii) registered copyrights and applications therefor, and (iv) domain name registrations ((i) - (iv), the “Company Registered IP”). The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein do not and will not encumber, impair or extinguish any of the Company Intellectual Property.

(b) (i) None of the Company Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries (the “Company Owned Intellectual Property”) (A) has been adjudged invalid or unenforceable in whole or in part, or (B) is the subject of any cancelation or reexamination proceeding or any other proceeding challenging its ownership, use, registrability, validity and enforceability, and (ii) to the Knowledge of the Company, all Company Registered IP is subsisting, in full force and effect, and, to the Knowledge of the Company, valid and enforceable, and all renewal fees and other maintenance fees have been paid. There exist no material contractual restrictions on the disclosure, use, license or transfer of any Company Owned Intellectual Property.

(c) (i) The conduct of the business of the Company and its Subsidiaries does not infringe upon, misappropriate or otherwise violate, and has not, since the Company Incorporation Date infringed upon, misappropriated, or otherwise violated, the Intellectual Property rights of any Third Party and (ii) no Legal Action is pending, asserted in writing, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries that the conduct of the business of the Company or its Subsidiaries infringes upon, misappropriates or otherwise violates the Intellectual Property rights of any Third Party. To the Knowledge of the Company, no Person is infringing upon, misappropriating or otherwise violating, or has, since the Company Incorporation Date, infringed upon, misappropriated, or otherwise violated, any Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.

(d) The Company and its Subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain and protect the confidentiality of all Company Intellectual Property that is material to the business of the Company and its Subsidiaries and the value of which is contingent upon maintaining the confidentiality thereof. None of the Company Owned Intellectual Property that is material to the business of the Company and its Subsidiaries and the value of which is contingent upon maintaining the confidentiality thereof, has been disclosed other than to Third Parties that are bound by customary, written confidentiality agreements entered into in the ordinary course of business consistent with past practice and that are, to the Knowledge of the Company, valid and enforceable.

(e) All Persons who have contributed, developed or conceived any Company Owned Intellectual Property have done so pursuant to a valid and enforceable Contract (subject to enforceability exceptions for bankruptcy and insolvency and subject to principles of equity) that protects the confidential information of the Company and its Subsidiaries and assigns to the Company (or one of its Subsidiaries, as applicable) exclusive ownership of the Person’s contribution, development or conception, other than Intellectual Property excluded by Law or non-assignable moral rights.

(f) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries have sufficient rights to use all Software, including middleware, databases, and systems, information technology equipment, and associated documentation used or held for use in connection with the operation of the business of the Company and its Subsidiaries (“IT Assets”), (ii) in each case, the IT Assets operate and perform in all material respects in accordance with their documentation and functional specifications and are sufficient or configurable to effectively perform all operations necessary for the current operation of the business of the Company and its Subsidiaries, and all IT Assets are owned or licensed under valid licenses and operated by and are under the control of the Company and its Subsidiaries, (iii) the IT Assets have not materially malfunctioned or failed since the Company Incorporation Date and, to the Knowledge of the Company, do not contain any viruses, bugs, faults or other devices or effects that (A) enable or assist any Person to access without authorization or disable or erase the IT Assets, or (B) otherwise materially adversely affect the functionality of the IT Assets, (iv) the Company and its Subsidiaries have taken commercially reasonable steps to provide for the remote-site back-up of data and information critical to the conduct of the business of the Company and its Subsidiaries and have in place commercially reasonable disaster recovery and business continuity plans, procedures and facilities, (v) no Person has gained unauthorized access to any IT Assets since the Company Incorporation Date, (vi) the Company and its Subsidiaries have maintained, continue to maintain, and caused their vendors to maintain, safeguards, security measures and procedures against the unauthorized access, disclosure, destruction, loss, or alteration of customer data or information (including any personal or device-specific information) in its possession or control that comply with any applicable contractual and legal requirements and meet industry standards, and (vii) the Company and its Subsidiaries have in place with the third-party owners and operators of all data centers which provide services related to the business of the Company and its Subsidiaries written agreements that ensure that such Third Parties adhere to and are in compliance with commercially reasonable standards and requirements.

(g) Each of the Company and its Subsidiaries is in compliance in all material respects with all applicable Laws pertaining to (i) data security, cybersecurity, privacy, and (ii) the collection, storage, use, access, disclosure, processing, security, and transfer of personal data, to the extent that it is subject to same. The Company and its Subsidiaries do not have any premises, employees or tangible assets, and does not conduct any business activities, in any country other than Hong Kong.

Section 3.17 Company Assets; Real Property; Personal Property.

(a) (i) The Company and its Subsidiaries have good and marketable title to, or have a valid and enforceable right to use or a valid and enforceable leasehold interest in, all real property (including all buildings, fixtures and other improvements thereto) used by the business of the Company and its Subsidiaries (the “Company Real Property”) and (ii) the ownership of or leasehold interest in any Company Real Property is not subject to any Lien (except in all cases for Permitted Liens). Neither the Company nor any of its Subsidiaries has leased, subleased, licensed, sublicensed or otherwise granted to any Person the right to use or occupy any Company Real Property or any portion thereof; other than the right of Buyer pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase any Company Real Property or any portion thereof or interest therein; and except for this Agreement, neither the Company nor any of its Subsidiaries is a party to any Contract to sell, transfer, or encumber any Company Real Property.

(b) Each of the material leases, subleases and other agreements under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any material real property (the “Company Real Property Leases”) is valid and binding (except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equitable principles), and no termination event or condition or uncured default on the part of the Company or its Subsidiaries exists under any Company Real Property Lease.

(c) Seller has provided Buyer with a true and complete list of the Company Assets. (i) The Company and its Subsidiaries have good and marketable title to, or a valid and enforceable leasehold interest in, all Company Assets and (ii) none of the Company’s or any of its Subsidiaries’ ownership of or leasehold interest in any such Company Assets is subject to any Liens (except in all cases for Permitted Liens).

Section 3.18 Permits; Compliance with Law.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Company and its Subsidiaries is in possession of all material franchises, grants, authorizations, licenses, easements, variances, exceptions, consents, certificates, approvals, waivers, notices, and other permits of any Governmental Authority (“Permits”) necessary for each of the Company and its Subsidiaries to own, lease and operate their respective properties and assets or to carry on their respective business as it is now being conducted (collectively, the “Company Permits”). All such Company Permits are in full force and effect in all material respects, and no suspension or cancelation of any of the Company Permits is pending or, to the Knowledge of the Company, has been threatened in writing against the Company or any of its Subsidiaries.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Company and its Subsidiaries has at all times since the Company Incorporation Date been in compliance in all material respects with (i) all Laws applicable to the Company or such Subsidiary or by which any of the Company Assets is bound and (ii) all Laws applicable to, and the terms and conditions of, any Company Permits.

(c) Neither the Company nor any of the Subsidiaries nor, to the knowledge of Seller, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization or approval of the payment of any money, or other property, gift, promise to give, or authorization or approval of the giving or receipt of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance in all material respects with the FCPA and have instituted and maintain policies and procedures designed to ensure, and that are reasonably expected to continue to ensure, continued compliance in all material respects therewith.

(d) To the best of Seller’s knowledge, as of the date of this Agreement, no filing or notice with the Committee on Foreign Investment in the United States (“CFIUS”) is required or has been made with respect to the transactions contemplated by this Agreement involving Seller’s ownership interest in Buyer following the Closing. Seller has not received any written communication from CFIUS indicating an intention to review or investigate the transactions contemplated by this Agreement. To the best of Seller’s knowledge, there are no facts, circumstances, or events that would reasonably be expected to give rise to a CFIUS review or investigation in connection with the transactions contemplated by this Agreement involving Seller’s ownership interest in Buyer following the Closing. Seller shall promptly notify Buyer in writing if, after the date of this Agreement, Seller becomes aware of any fact or circumstance that could reasonably be expected to result in a CFIUS review being required for the transactions contemplated herein involving Seller’s ownership interest in Buyer following the Closing.

(e) The Company is in compliance with all applicable Laws in Hong Kong regarding foreign investments and national security.

Section 3.19 Regulatory Matters.

(a) (i) The Company and its Subsidiaries currently conduct, and have at all times since the Company Incorporation Date conducted, their respective businesses in compliance with all Laws applicable to their respective operations, activities or services and any Orders to which they are a party or are subject, including any settlement agreements or corporate integrity agreements, (ii) except for routine matters arising in the ordinary course of business, none of the Company or any of its Subsidiaries has received any written notice, citation, suspension, revocation, limitation, warning, or request for repayment or refund issued by a Governmental Authority which alleges or asserts that the Company or any of its Subsidiaries has violated any Laws or which requires or seeks to adjust, modify or alter the Company’s or any of its Subsidiary’s operations, activities, services or financial condition that has not been fully and finally resolved to the Governmental Authority’s satisfaction without further Liability to the Company and its Subsidiaries and (iii) there are no restrictions imposed by any Governmental Authority upon the Company’s or any of its Subsidiaries’ business, activities or services which would restrict or prevent the Company or any of its Subsidiaries from operating as it currently operates.

(b) As of the date of this Agreement, (i) the Company and each of its Subsidiaries and (ii) to the Knowledge of the Company, all of their respective directors, officers, agents and employees, are in material compliance with, to the extent applicable, all Laws arising out of their employment or board relationship with the Company.

Section 3.20 Transactions contemplated herein with Affiliates. Except for the agreements provided to Buyer, there are no transactions, arrangements or Contracts between the Company or any Subsidiary of the Company, on the one hand, and any stockholder, officer, director, or Affiliate (other than the Company and its Subsidiaries) of the Company, on the other hand, other than employment relationships, equity arrangements and compensation, benefits, travel advances and employee loans in the ordinary course of business.

Section 3.21 Brokers. No broker, finder, adviser or investment banker is entitled to any brokerage, success, finder’s or other similar fee or commission in connection with the transactions contemplated herein based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

Article IV. REPRESENTATIONS AND WARRANTIES OF BUYER

Except as (i) set forth in the corresponding sections of the disclosure letter delivered by Buyer to Seller before the execution of this Agreement (the “Buyer Disclosure Letter”), it being agreed that disclosure of any item in any section of the Buyer Disclosure Letter (whether or not an explicit cross-reference appears) shall be deemed to be disclosure with respect to any other section to which the relevance of such item is reasonably apparent or (ii) disclosed in any of the Buyer SEC Reports (excluding all disclosures included in the Buyer SEC Reports contained under the headings “Risk Factors,” “Disclosure Regarding Forward Looking Statements” or “Quantitative and Qualitative Disclosures about Market Risk”, or in any other sections to the extent such disclosures are prospective or forward-looking statements or cautionary, predictive or forward-looking in nature), Buyer represents and warrants to Seller that:

Section 4.01 Organization and Power. Each of Buyer and its Subsidiaries is duly organized, validly existing and in good standing under the Law of its jurisdiction of organization. Buyer has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted. Each of the Subsidiaries of Buyer has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted, except where the failure to have such requisite power or authority would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect. Each of Buyer and its Subsidiaries is duly qualified to do business as a foreign corporation, limited liability company or other legal entity and is in good standing in each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

Section 4.02 Organizational Documents. Buyer has made available to Seller true and complete copies of the certificate of incorporation and bylaws (or similar constitutional documents) of the Company as in effect on the date of this Agreement (collectively, the “Buyer Organizational Documents”), and (i) the Buyer Organizational Documents are in full force and effect and (ii) the Buyer is not in violation in any material respect of any provision of the Buyer Organizational Documents.

Section 4.03 Governmental Authorizations. Assuming that the representations and warranties of Seller contained in Section 3.04 are true and correct, the execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated herein do not and will not require any Governmental Authorizations, other than:

(a) any filing or reports with the Securities and Exchange Commission (the “SEC”) in connection with the transactions contemplated herein or as may be necessary to comply with Nasdaq rules and regulations and other applicable securities Laws;

(b) such other Governmental Authorizations, where the failure to obtain such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

Section 4.04 Corporate Authorization. Buyer has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equitable principles).

Section 4.05 Non-Contravention. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated herein do not and will not (a) contravene or conflict with, or result in any violation or breach of, any provision of (i) the Buyer Organizational Documents or (ii) the comparable organizational or governing documents of any of the Subsidiaries of Buyer, (b) contravene or conflict with, or result in any material violation or breach of, any Law applicable to Buyer or any of its Subsidiaries or by which any of Buyer’s assets are bound, assuming that all Governmental Authorizations described in Section 4.03 have been obtained or made, (c) result in any violation, termination, acceleration of any material obligation, cancelation or breach of, or constitute a default (with or without notice or lapse of time or both) or require any notice or consent under, any material contracts of Buyer or real property leases of Buyer to which Buyer or any of its Subsidiaries is a party or by which any assets of the Buyer are bound, or (d) result in the creation of any Liens (other than Permitted Liens) upon any of assets of Buyer, except, in the case of clauses (c) and (d), as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

Section 4.06 Litigation. From April 30, 2023 through the date of this Agreement, (a) there are no Legal Actions pending or, to the Knowledge of Buyer, threatened against Buyer or any of its Subsidiaries or any of their assets or properties that would, individually or in the aggregate, reasonably be expected to be material to Buyer and its Subsidiaries and (b) there are no Orders outstanding against Buyer and its Subsidiaries or any of their assets or properties that would, individually or in the aggregate, reasonably be expected to be material to Buyer and its Subsidiaries.

Section 4.07 Brokers. No broker, finder, adviser or investment banker is entitled to any brokerage, success, finder’s or other similar fee or commission in connection with the transactions contemplated herein based upon arrangements made by or on behalf of Buyer or any of its Subsidiaries.

Section 4.08 Capitalization.

(a) As of the date of this Agreement, Buyer’s authorized capital consists solely of 300,000,000 shares of Buyer Common Stock (the “Buyer Stocks”).

(b) Except as set forth in Schedule 4.08(b) of the Buyer Disclosure Letter, (i) there are no other outstanding Buyer Stocks, (ii) there are no outstanding subscriptions, options, warrants, calls, convertible securities, rights of first refusal, preemptive rights, or other similar rights, agreements or commitments (other than this Agreement) relating to the issuance or acquisition of Buyer Stocks or other capital stock to which Buyer is a party obligating Buyer to (A) issue, transfer or sell any Buyer Stocks or other capital stock or other equity interests of Buyer or securities convertible into or exchangeable for Buyer Stocks or (B) grant, extend or enter into any such subscription, option, warrant, call, convertible securities or other similar right, agreement or arrangement, (C) redeem, repurchase or otherwise acquire any Buyer Stocks, or (D) provide an amount of funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

(c) All outstanding shares of Buyer Stocks have been duly authorized and are validly issued, fully paid and non-assessable and not subject to any pre-emptive rights.

(d) Except as set forth in Schedule 4.08(d) of the Buyer Disclosure Letter, there are no outstanding contractual obligations of the Buyer or any of its Subsidiaries, if any, to repurchase, redeem or otherwise acquire any shares of Buyer Stocks.

(e) There are no voting trusts, proxies or similar agreements, arrangements or commitments to which Buyer is a party with respect to the voting of any Buyer Stocks. There are no bonds, debentures, notes or other instruments of indebtedness of Buyer that entitle the holder of such instruments of indebtedness to vote together with stockholders of Buyer on any matters with respect to Buyer.

Section 4.09 SEC Filings and the Sarbanes-Oxley Act. Buyer has filed with or furnished to the SEC (subject to extensions pursuant to Exchange Act Rule 12b-25) each report, statement, schedule, form, certification or other document (including exhibits and all other information incorporated therein) or filing required by applicable Law to be filed with or furnished by Buyer to the SEC.

Section 4.10 Financial Statements. The audited financial statements and unaudited interim financial statements of Buyer included in the Buyer SEC Reports:

(a) complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC;

(b) were prepared in accordance with GAAP applied on a consistent basis (except as may be indicated in the notes to those financial statements); and

(c) fairly presented in all material respects the financial position of Buyer as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and the absence of notes). Buyer maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) reasonably sufficient (i) to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP consistently applied, (B) that transactions are executed only in accordance with the authorization of management, and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Buyer’s properties or assets that could have a material effect on the financial statements and (ii) such that all material information is accumulated and communicated to its management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

Section 4.11 Taxes.

(a) (i) All income and other material Tax Returns required to be filed by or with respect to Buyer has been timely filed (taking into account all applicable extensions), and all such Tax Returns are true, complete and correct in all material respects, (ii) the Buyer has fully and timely paid (or have had paid on their behalf) all material Taxes due and payable (whether or not shown to be due on any Tax Return) and have made adequate provision in accordance with GAAP for all material Taxes not yet due and payable in the most recent financial statements contained in the Buyer SEC Reports, and (iii) the Buyer has complied in all material respects with all applicable Laws relating to the withholding and payment over to the appropriate Governmental Authority of all Taxes required to be withheld by Buyer.

(b) (i) There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection, assessment or reassessment of, any material Taxes due from the Buyer for any taxable period and no request for any such waiver or extension is currently pending, (ii) no audit is pending or threatened in writing with respect to any material Taxes due from or with respect to the Buyer, (iii) no claim in writing has been made by any Governmental Authority in a jurisdiction where the Buyer do not file Tax Returns that it is or may be subject to taxation by that jurisdiction, and (iv) all material deficiencies for Taxes asserted or assessed in writing against the Buyer have been fully and timely paid or properly reflected under GAAP in the most recent financial statements contained in the Buyer SEC Reports.

(c) There are no Liens for Taxes upon the assets or properties of the Buyer, except for Permitted Liens.

(d) Buyer has no Liability for the Taxes of any Person (other than Buyer or its Subsidiaries) under applicable Tax Laws, as a transferee, as a successor, by contract (other than pursuant to any ordinary course contract, the principal purpose of which does not relate to Taxes).

(e) Buyer will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) any change in method of accounting adopted prior to the Closing for a taxable period ending on or prior to the Closing Date, (ii) any intercompany transaction or any excess loss account described in applicable Tax Laws, (iii) any installment sale or open transaction disposition made prior to the Closing, (iv) any item of deferred revenue, (v) any prepaid amounts received prior to the Closing Date, or (vi) any agreement entered into with any Governmental Authority with respect to Taxes.

Section 4.12 Permits; Compliance with Law.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, Buyer is in possession of all material Permits necessary for Buyer to own, lease and operate its properties and assets or to carry on its business as it is now being conducted (collectively, the “Buyer Permits”). All such Buyer Permits are in full force and effect in all material respects and no suspension or cancelation of any of the Buyer Permits is pending or, to the Knowledge of Buyer, has been threatened in writing against Buyer.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, Buyer has at all times since September 14, 2023 been in compliance in all material respects with (i) all Laws applicable to Buyer or by which any of Buyer’s assets is bound and (ii) all Laws applicable to, and the terms and conditions of, any Buyer Permits.

Section 4.13 Regulatory Matters.

(a) (i) Buyer currently conducts, and has at all times since September 14, 2023, conducted its business in compliance in all material respects with all Laws applicable to its operations, activities or services and any Orders to which it is a party or are subject, including any settlement agreements or corporate integrity agreements, (ii) except for routine matters arising in the ordinary course of business, Buyer has not received any written notice, citation, suspension, revocation, limitation, warning, or request for repayment or refund issued by a Governmental Authority which alleges or asserts that Buyer has violated any Laws or which requires or seeks to adjust, modify or alter Buyer’s operations, activities, services or financial condition that has not been fully and finally resolved to the Governmental Authority’s satisfaction without further Liability to Buyer and (iii) there are no restrictions imposed by any Governmental Authority upon Buyer’s business, activities or services which would restrict or prevent the Buyer from operating as it currently operates.

(b) As of the date of this Agreement, (i) Buyer and (ii) to the Knowledge of Buyer, all of its directors, officers, agents and employees, are in compliance with, to the extent applicable, all Laws arising out of their employment or board relationship with Buyer.

Section 4.14 Valid Issuance. The Consideration to be issued at the Closing will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.

Section 4.15 Separation Agreement. The Separation Agreement, when duly executed by all parties thereto, will be enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equitable principles), and upon the completion of the transactions contemplated therein, will irrevocably sell, transfer or assign all of the Legacy Business existing on or prior to the Record Date to and be for the account of NewCo.

Article V. COVENANTS

Section 5.01 Conduct of Business of the Company. From and after the date of this Agreement and prior to the Closing or the date, if any, on which this Agreement is earlier terminated pursuant to Article VII, except as expressly contemplated by this Agreement, as set forth in Schedule 5.01 of the Seller Disclosure Letter or as required by Law, without the prior written consent of Buyer, such consent not to be unreasonably withheld, conditioned or delayed, Seller shall cause the Company and its Subsidiaries to use reasonable best efforts to (x) conduct its operations only in the ordinary course of business (any such action, inaction, activity or conduct, a “Company Response Action”) and (y) maintain and preserve intact its business organization, to retain the services of its current officers and employees (it being understood that no increases in any compensation or benefits, including any incentive, retention or similar compensation shall be required in respect thereof) and to preserve the good will of its material customers, suppliers, agents, employees and other Persons with whom it has material business relationships. Without limiting the generality of the foregoing, and except as otherwise expressly contemplated by this Agreement, as set forth in Schedule 5.01 of the Seller Disclosure Letter or required by applicable Law, from and after the date of this Agreement and prior to the Closing or the date, if any, on which this Agreement is earlier terminated pursuant to Article VII, Seller shall cause the Company (or its Subsidiaries as applicable) to not take any of the following actions, without the prior written consent of Buyer, such consent not to be unreasonably withheld, conditioned or delayed:

(a) Organizational Documents. Amend any of the Company Organizational Documents or any of the comparable organizational documents of any of the Company’s Subsidiaries (including partnership agreements and limited liability company agreements);

(b) Dividends. Make, declare or pay any dividend or distribution on any shares of its capital stock or enter into any agreement restricting or limiting the ability of the Company or any of its Subsidiaries to make any payment of dividends or to make any distributions to its stockholders, other than (i) dividends and distributions by wholly owned Subsidiaries of the Company in the ordinary course of business and (ii) such restrictions or limitations as are required by applicable Law;

(c) Capital Stock. (i) Adjust, split, combine or reclassify its capital stock or ordinary shares of the Company, (ii) issue, redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock, equity interest, or any securities convertible or exchangeable into or exercisable for any shares of its capital stock or equity interest (other than pursuant to the vesting, exercise or settlement of awards under any incentive plan of the Company, if any, outstanding as of the date of this Agreement) or (iii) enter into any Contract with respect to the voting or registration of its capital stock or equity interest;

(d) Indebtedness; Guarantees. Assume or guarantee any indebtedness for borrowed money other than (a) pursuant to any indebtedness instrument outstanding as of the date of this Agreement and made available to Buyer, (b) in connection with interest rate hedges on terms in the ordinary course of business consistent with past practice, or (c) pursuant to any letters of credit that the Company enters into in the ordinary course of its business;

(e) Tax. File any material amended Tax Return, settle any material Tax claim or assessment, surrender in writing any right to claim a material refund of Taxes, consent to (or request) any extensions or waiver of the limitation period applicable to any material Tax claim or assessment, or enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Law) or any voluntary disclosure agreement with any Governmental Authority, in each case, with respect to a material amount of Taxes;

(f) Accounting. Materially change its accounting policies or procedures or any of its methods of reporting income, deductions or other items for material accounting purposes or revalue any of its material assets other than as required by changes in IFRS or applicable Law after the date hereof;

(g) Dispositions. Except for the Separation Agreement, sell, lease, license, transfer, pledge, encumber, grant or dispose of any Company Assets, including any Intellectual Property rights and the capital stock of Subsidiaries of the Company, that are material to the Company and its Subsidiaries, taken as a whole other than (A) in connection with products or services offered or provided in the ordinary course of business, (B) the disposition of used, obsolete or excess equipment in the ordinary course of business or (C) expirations of Company Registered IP in accordance with the applicable statutory term, grants of non-exclusive licenses of Company Owned Intellectual Property, or dispositions of non-material Company Owned Intellectual Property, in each case in the ordinary course of business;

(h) Legal Actions. Commence, initiate, waive, release, assign, settle or compromise any Legal Action, or enter into any settlement agreement or other understanding or agreement with any Governmental Authority (other than in the case of this clause, entry into commercial agreements not relating to a dispute with such Governmental Authority in the ordinary course of business) relating to the Company or any of its Subsidiaries, other than any such waiver, release, assignment, settlement or compromise with a Person that is not a Governmental Authority that is limited only to the payment of money or other form of value that, collectively in respect of such waiver, release, assignment, settlement or compromise, is not in excess of $500,000 individually or $1,000,000 in the aggregate;

(i) Affiliate transactions contemplated herein. Enter into or amend any arrangement or Contract with any Affiliate, director, officer or stockholder of the Company that would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated herein;

(j) Inhibiting transactions contemplated herein. Take any action that would reasonably be expected to result in any of the conditions to the transactions contemplated herein set forth in Article VI of this Agreement not being satisfied or satisfaction of those conditions being materially delayed; or

(k) Related Actions. Agree in writing or otherwise enter into a binding agreement to do any of the foregoing.

Section 5.02 Conduct of Business of Buyer. From and after the date of this Agreement and prior to the Closing or the date, if any, on which this Agreement is earlier terminated pursuant to Article VII, except as expressly contemplated by this Agreement, as set forth in Section 5.02 of the Buyer Disclosure Letter or as required by Law, without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed, Buyer shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to (x) conduct its operations only in the ordinary course of business (any such action, inaction, activity or conduct, a “Buyer Response Action”) and (y) maintain and preserve intact its business organization, to retain the services of its current officers and employees (it being understood that no material increases in any compensation, including any incentive, retention or similar compensation shall be required in respect thereof except to the extent such increase is required in the ordinary course of business and is permitted by this Section 5.02) and to preserve the good will of its customers, suppliers, agents, employees and other Persons with whom it has material business relationships. Without limiting the generality of the foregoing, and except as otherwise expressly contemplated by this Agreement, as set forth in Schedule 5.02 of the Buyer Disclosure Letter or required by applicable Law, from and after the date of this Agreement and prior to the Closing or the date, if any, on which this Agreement is earlier terminated pursuant to Article VII, Buyer shall not take any of the following actions without the prior written consent of Seller, such consent not to be unreasonably withheld, conditioned or delayed:

(a) Organizational Documents. Amend any of the Buyer Organizational Documents in a way that has a material adverse effect on the Transactions contemplated herein or the rights and obligations of the holders of the Consideration;

(b) Capital Stock. (i) Adjust, split, combine or reclassify any of the Buyer Stocks, (ii) redeem, purchase or otherwise acquire, directly or indirectly, any of the Buyer Stocks, or any securities convertible or exchangeable into or exercisable for any Buyer Stocks (other than pursuant to the vesting, exercise or settlement of awards under any incentive plan of Buyer, if any, outstanding as of the date of this Agreement) or (iii) enter into any Contract with respect to the voting or registration of the Buyer Stocks;

(c) Indebtedness; Guarantees. Assume or guarantee any indebtedness for borrowed money other than (a) pursuant to any indebtedness instrument outstanding as of the date of this Agreement and made available to Seller, (b) in connection with interest rate hedges on terms in the ordinary course of business consistent with past practice, or (c) pursuant to any letters of credit that Buyer enters into in the ordinary course of its business;

(d) Tax. File any material amended Tax Return, settle any material Tax claim or assessment, surrender in writing any right to claim a material refund of Taxes, consent to (or request) any extensions or waiver of the limitation period applicable to any material Tax claim or assessment, or enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Law) or any voluntary disclosure agreement with any Governmental Authority, in each case, with respect to a material amount of Taxes; nor shall Buyer, without the prior written consent of Seller, take any action that is reasonably likely to result in material tax liability being assessed following the Closing Date;

(e) Legal Actions. Commence, initiate, waive, release, assign, settle or compromise any Legal Action, or enter into any settlement agreement or other understanding or agreement with any Governmental Authority (other than in the case of this clause, entry into commercial agreements not relating to a dispute with such Governmental Authority in the ordinary course of business), other than any such waiver, release, assignment, settlement or compromise with a Person that is not a Governmental Authority that is limited only to the payment of money or other form of value that, collectively in respect of such waiver, release, assignment, settlement or compromise, is not in excess of $500,000 individually or $1,000,000 in the aggregate and is capable of being satisfied prior to the Closing Date and such obligation, if not satisfied by the Closing Date, will be irrevocably transferred to NewCo pursuant to the Separation Agreement, without subsequent recourse to Buyer;

(f) Affiliate transactions contemplated herein. Except for the Separation Agreement, enter into or amend any arrangement or Contract with any Affiliate, director, officer or stockholder of Buyer that would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated herein;

(g) Inhibiting transactions contemplated herein. Take any action that would reasonably be expected to result in any of the conditions to the transactions contemplated herein set forth in Article VI of this Agreement not being satisfied or satisfaction of those conditions being materially delayed; or

(h) Discussions with competing targets. Except for the Separation Agreement and the transactions contemplated therein and the issuances of certain Buyer Stocks to directors and management personnel after the date of this Agreement, which issuances will be included in the Proxy Statement, (i) entertain, encourage, solicit or accept offers or proposals by any third party for any transaction that is an alternative to the transactions contemplated herein, including with respect to (x) the sale or other disposition of all or substantially all of the Buyer’s assets, business or subsidiaries, except for the Legacy Business (y) the sale or other disposition of shares of Buyer Stocks, except as may be required or contemplated herein or pursuant to the conversion of any convertible securities of Buyer existing as of the date hereof, and (z) the purchase by Buyer of a third-party company’s shares, assets or business, or (ii) negotiate or discuss, or enter into any agreements or understandings with respect to, any of the foregoing transactions; or

(i) Related Actions. Agree in writing or otherwise enter into a binding agreement to do any of the foregoing.

Section 5.03 Access to Information; Confidentiality. From the date of this Agreement through the Closing (or if earlier, the date on which this Agreement is terminated pursuant to Article VII), Seller shall, and shall cause the Company or its other Subsidiaries to, (i) provide to Buyer and its Representatives access, at reasonable times upon prior notice, to the officers, employees, properties, books and records of the Company and its Subsidiaries, and (ii) furnish promptly such information concerning the Company and its Subsidiaries as Buyer or its Representatives may reasonably request. Notwithstanding the foregoing, the Company shall not be required to provide such access if it reasonably determines that it would (A) materially impair the business or operations of the Company or any of its Subsidiaries, (B) cause a violation of any Company Material Contract, or (C) constitute a violation of any applicable Law. Nothing herein shall require the Company or Buyer or any of their respective Subsidiaries to disclose information to the extent such information would result in a waiver of attorney-client privilege, work product doctrine or similar privilege or violate any confidentiality obligation of such Party existing as of the date of this Agreement (provided that such Party shall use reasonable best efforts to permit such disclosure to be made in a manner consistent with the protection of such privilege or to obtain any consent required to permit such disclosure to be made without violation of such confidentiality obligations, as applicable). Notwithstanding the foregoing, no Company Response Action or Buyer Response Action shall be deemed to violate or breach this Section 5.03 in any way or serve as a basis for Buyer or the Company or any of their respective Affiliates to terminate this Agreement or assert that any condition in Article VI shall not have been satisfied.

Section 5.04 Consents; Filings; Further Action. Subject to the terms and conditions of this Agreement, Buyer and Seller shall (and Seller shall cause the Company and its Subsidiaries to) each use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other Parties in doing all things necessary, proper or advisable under applicable Laws to (i) make any necessary filings promptly after signing of this Agreement and obtain all necessary actions, waivers, registrations, permits, authorizations, Orders, consents and approvals from Governmental Authorities, the expiration or early termination of any applicable waiting periods, and make all necessary registrations and filings (including filings with Governmental Authorities, if any) and take all steps as may be reasonably necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authorities, in order to consummate the transactions contemplated herein as promptly as practicable and in any event prior to the Termination Date and (ii) deliver required notices or any necessary additional instruments to, and obtain required consents, waivers or any additional instruments necessary from, Third Parties in order to consummate the transactions contemplated herein as promptly as practicable and in any event prior to the Termination Date. In furtherance of the undertakings under this Section 5.04, Buyer and Seller shall use their reasonable best efforts to obtain clearance under any applicable Antitrust Laws so as to enable the Parties to consummate the transactions contemplated herein as promptly as practicable, and in any event prior to the Termination Date.

Section 5.05 Organizational Documents. Seller shall cause the Company to amend and restate the Company Organizational Documents as may be necessary and appropriate to reflect the terms and conditions of the Definitive Agreements.

Section 5.06 Directors and Officers.

(a) Company Board. At or after the Closing, the Company shall, and Seller shall cause the Company to, take all necessary actions such that, until successors are duly elected or appointed and qualified in accordance with applicable Law, or until their earlier death, resignation or removal in accordance with the Company Organizational Documents, one (1) individual is appointed by Buyer to serve as a director on the board of directors of the Company on or prior to the Closing. Such individual shall be as identified and designated by Buyer in writing.

(b) Buyer Board. At or after the Closing, the Parties shall take all necessary actions such that, until successors are duly elected or appointed and qualified in accordance with applicable Law, or until their earlier death, resignation or removal in accordance with the organizational documents of Buyer, subject to applicable Nasdaq or SEC rules and requirements, including those relating to the number of independent directors, the Buyer Board shall comprise those individuals designated by Seller in writing, delivered to Buyer, at least five business days in advance of the Closing Date. All current members of the Buyer Board shall resign with such resignation being effective on the later of (i) the Closing Date or (ii) the appointment or election of the new Buyer Board pursuant to this Section 5.06(b).

Section 5.07 Public Announcement. The Parties shall consult with each other before issuing any press release or otherwise making any public statements about this Agreement or any of the transactions contemplated herein. No Party shall issue any such press release or make any such public statement prior to such consultation, except to the extent required by applicable Law or Nasdaq rules, in which case that Party shall use its reasonable best efforts to consult with the other party before issuing any such release or making any such public statement. Notwithstanding the foregoing, without the prior consent of the other parties, Buyer or Seller may (a) communicate with its respective customers, vendors, suppliers, financial analysts, investors and media representatives in a manner consistent with its past practice in compliance with applicable Law to the extent such communications consist of information included in a press release or other document previously approved for external distribution by the other Party and (b) issue public statements or disseminate information to the extent solely related to the operation of the business of such Party. Buyer and Seller will each issue a press release announcing the execution of this Agreement, each of which shall be reasonably acceptable to the other Party.

Section 5.08 Fees and Expenses. Except as explicitly provided otherwise in this Agreement, whether or not the transactions contemplated herein are consummated, all expenses (including those payable to Representatives) incurred by any Party or on its behalf in connection with this Agreement and the transactions contemplated herein (“Expenses”) shall be paid by the Party incurring those Expenses. For avoidance of doubt, all Buyer expenses will either be paid, or transferred under the Separation Agreement, at Closing.

Section 5.09 Notification of Certain Matters. Seller shall give prompt notice to Buyer, and Buyer shall give prompt notice to Seller, of (a) the occurrence of any event known to it which would reasonably be expected to, individually or in the aggregate, (i) in the case of the Company, have a Company Material Adverse Effect, or, in the case of Buyer, have a Buyer Material Adverse Effect, (ii) cause any condition set forth in Article VI to be unsatisfied in any material respect at any time prior to the Closing or (iii) cause any authorization, consent, Order, declaration or approval of any Governmental Authority or Third Party necessary for the consummation of the transactions contemplated herein to not be obtained by the Termination Date or (b) any action, suit, proceeding, inquiry or investigation pending or, to the Knowledge of the Company or Buyer, threatened which questions or challenges the validity of this Agreement or the ability of any party to consummate the transactions contemplated herein; provided, however, that the delivery of any notice pursuant to this Section 5.09 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice nor shall the party giving such notice be prejudiced with respect to any such matters solely by virtue of having given such notice.

Section 5.10 Stamp Duty. All stamp duty (including fines, penalties and interest) that may be payable on or in connection with this Agreement and any instrument executed under this Agreement shall be borne equally by Seller and Buyer.

Section 5.11 Proxy Statement.

(a) The Company shall, and Seller shall cause the Company to, provide to Buyer all information in its possession, including certificates or other statements, concerning the Company as may be reasonably requested by Buyer in connection with the Proxy Statement and shall otherwise reasonably assist and cooperate with Buyer in the preparation of the Proxy Statement; provided, that Buyer shall (x) provide the Company with a reasonable opportunity to review and comment on any drafts of the Proxy Statement and related correspondence and filings and (y) shall include in such drafts, correspondence and filings all comments reasonably proposed by the Company.

(b) The Proxy Statement shall comply as to form and substance in all material respects with the applicable provisions of the Securities Act and the Exchange Act and other applicable Laws.

(c) Buyer agrees that none of the information to be included or incorporated by reference in the Proxy Statement, and any pro forma financial statements included therein, will, at the date it is first mailed to the stockholders of Buyer or at the time of the Buyer Stockholders Meeting or at the time of any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representation or warranty is made by Buyer with respect to statements made or incorporated by reference therein to the extent based on information supplied by or on behalf of the Company or any Affiliate of the Company in connection with the preparation of the Proxy Statement for inclusion or incorporation by reference therein. Seller and the Company hereby jointly and severally covenant and agree that none of the information to be supplied by or on behalf of the Company or any Affiliate thereof for inclusion or incorporation by reference in the Proxy Statement, shall, at the date it is first mailed to the stockholders of Buyer or at the time of the Buyer Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representation or warranty is made by Seller and the Company with respect to statements made or incorporated by reference therein to the extent based on information supplied by Buyer in connection with the preparation of the Proxy Statement for inclusion or incorporation by reference therein.

(d) Buyer shall use reasonable best efforts to (i) set a record date for the Buyer Stockholders Meeting, and (ii) cause the Proxy Statement to be mailed to the stockholders of Buyer as promptly as practicable, and (iii) as promptly as practicable after the mailing of the Proxy Statement, if any, solicit proxies from the holders of the Buyer Common Stock to give the Buyer Stockholder Approval.

Section 5.12 Third-party Consents. Following the date of this agreement, Buyer shall use its best efforts to obtain the requisite consents from applicable third parties, including lenders or creditors of Buyer, with respect to the Separation Agreement and the transactions contemplated therein.

Article VI. CONDITIONS

Section 6.01 Conditions to Each Party’s Obligation to Consummate the transactions contemplated herein. The respective obligation of each Party to effect the transactions contemplated herein is subject to the satisfaction on or before the Closing Date of each of the following conditions, unless waived in writing by each of Buyer and Seller:

(a) Buyer Stockholder Approval. This Agreement, transactions contemplated herein, and any such other matters related hereto shall have been duly approved and adopted by the holders of shares of Buyer Common Stock (such approval and adoption, the “Buyer Stockholder Approval”).

(b) FINRA Approval. The Reverse Stock Split shall have been approved by FINRA.

(c) Listings.

(i) The existing shares of Buyer Common Stock shall have been continually listed on Nasdaq as of and from the date of this Agreement through the Closing Date, and Buyer has not received an Order indicating that Buyer’s Common Stock will be delisted from Nasdaq.

(ii) Buyer and the Company shall reasonably cooperate in good faith to effectuate the Reverse Stock Split and obtain approval from Nasdaq of a new listing application to be submitted to Nasdaq in connection with the Transaction.

(d) Approvals. The Parties shall have received all approvals from any Governmental Authority necessary to consummate the transaction.

(e) No Orders. There shall not have been enacted, promulgated or made effective after the date of this Agreement any Law by a Governmental Authority of competent jurisdiction that enjoins or otherwise prohibits or makes illegal, or any Legal Action by any Governmental Authority seeking to enjoin or prohibit or make illegal, consummation of the transactions contemplated herein and there shall not be in effect any injunction (whether temporary, preliminary or permanent) by any Governmental Authority of competent jurisdiction that enjoins or otherwise prohibits consummation of the transactions contemplated herein.

Section 6.02 Conditions to Obligations of Buyer. The obligation of Buyer to effect the transactions contemplated herein is also subject to the satisfaction on or before the Closing Date of the following conditions, unless waived in writing by Buyer:

(a) Representations and Warranties. Each of the representations and warranties of Seller contained in Article III (Representations and Warranties of Seller) shall be true and correct, in each case as of the Closing as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date), except where the failure of any such representations and warranties to be so true and correct (without regard to any materiality, in all material respects, Company Material Adverse Effect, or similar qualifications set forth in any such representation or warranty) would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) Performance of Obligations. Seller shall have performed in all material respects all obligations and covenants required to be performed by it under this Agreement at or before the Closing Date.

(c) Absence of Company Material Adverse Effect. No event, circumstance, development, change or effect shall (i) have occurred since the date of this Agreement that, individually or in the aggregate, has caused a Company Material Adverse Effect, or (ii) continue to occur that would reasonably be expected to cause, individually or in the aggregate, a Company Material Adverse Effect.

(d) Completion of Due Diligence. Buyer (and its advisors) shall have completed its due diligence review of the Company and its Subsidiaries to the reasonable satisfaction of Buyer.

(e) Seller’s Certificate. Buyer shall have received a certificate, signed by Seller certifying as to the matters set forth in Section 6.02(a), Section 6.02(b), and Section 6.02(c).

(f) Payments. Seller shall have caused, and provided evidence of, the completion of payments contemplated under Section 1.03(a) and Section 1.03(b).

(g) Third-Party Consent to Separation Agreement. Buyer shall have received the requisite consents from applicable third parties, including lenders or creditors of Buyer, with respect to the Separation Agreement and the transactions contemplated therein. Such third-party consent shall remain in effect through, and shall not have been withdrawn by the applicable third party prior to, the Closing.

Section 6.03 Conditions to Obligations of Seller. The obligation of Seller to effect the transactions contemplated herein is also subject to the satisfaction on or before the Closing Date of the following conditions, unless waived in writing by Seller:

(a) Representations and Warranties. Each of the representations and warranties of Buyer contained in Article IV (Representations and Warranties of Buyer) shall be true and correct, in each case as of the Closing as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date), except where the failure of any such representations and warranties to be so true and correct (without regard to any materiality, in all material respects, Buyer Material Adverse Effect, or similar qualifications set forth in any such representation or warranty) would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

(b) Performance of Obligations. Buyer shall have performed in all material respects all obligations and covenants required to be performed by it under this Agreement at or before the Closing Date.

(c) Separation Agreement. Seller shall have received from Buyer the Separation Agreement duly executed by the parties thereto.

Section 6.04 Frustration of Closing Conditions. Neither Seller nor Buyer may rely, either as a basis for not consummating the transactions contemplated herein or for terminating this Agreement and abandoning the transactions contemplated herein, on the failure of any condition set forth in Section 6.01, Section 6.02 or Section 6.03, as the case may be, to be satisfied if such failure was principally caused by such Party’s breach of any provision of this Agreement or failure to use the efforts to consummate the transactions contemplated herein, as required by and subject to this Agreement.

Article VII. TERMINATION, AMENDMENT AND WAIVER

Section 7.01 Termination by Mutual Consent. This Agreement may be terminated at any time before the Closing by mutual written consent of Buyer and Seller.

Section 7.02 Termination by Buyer or Seller. This Agreement may be terminated by either Buyer or Seller at any time before the Closing Date:

(a) if the transactions contemplated herein have not been consummated by the date that is 180 days from the date of this Agreement (the “Termination Date”), except that the right to terminate this Agreement under this Section 7.02(a) shall not be available to any Party whose breach of this Agreement has been a principal cause of, or principal reason for, the failure to consummate the transactions contemplated herein by such date; or

(b) if any Law is enacted, issued, promulgated or entered by a Governmental Authority of competent jurisdiction (including Nasdaq) that permanently enjoins, or otherwise prohibits consummation of the transactions contemplated herein, and (in the case of any Order) such Order has become final and non-appealable.

Section 7.03 Termination by Seller. This Agreement may be terminated by Seller:

(a) if Buyer breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 6.01 or Section 6.03 and cannot be cured by the Termination Date, or, if curable, has not been cured by Buyer within the earlier of (i) 30 days after Buyer’s receipt of written notice of such breach from Seller, and (ii) three Business Days prior to the Termination Date; provided Seller shall not have the right to terminate this Agreement pursuant to this Section 7.03(a) if Seller is at that time in breach of any of its representations, warranties, covenants or agreements contained in this Agreement that would result in the conditions to Closing set forth in Section 6.01 or Section 6.02 not being satisfied;

(b) if all of the conditions set forth in Section 6.01 and Section 6.02 have been satisfied (other than any condition the failure of which to be satisfied has been principally caused by the breach of this Agreement by Buyer or any of its Affiliates and conditions that, by their nature, are to be satisfied at Closing and which were, at the time of termination, capable of being satisfied) and Buyer has failed to fulfill its obligation and agreement herein to consummate the Closing within three Business Days following written notice of such satisfaction from the Company and that the Company is ready, willing and able to consummate the transactions contemplated herein; or

(c) if the Separation Agreement is not executed at the Closing.

Section 7.04 Termination by Buyer. This Agreement may be terminated by Buyer at any time before the Closing:

(a) if the Company breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach (i) would give rise to the failure of a condition set forth in Section 6.01 or Section 6.02 and (ii) cannot be cured by the Termination Date, or, if curable, has not been cured by the Company within the earlier of (A) 30 days after the Company’s receipt of written notice of such breach from Buyer and (B) three Business Days prior to the Termination Date; provided Buyer shall not have the right to terminate this Agreement pursuant to this Section 7.04(a) if Buyer is at that time in breach of any of its representations, warranties, covenants or agreements contained in this Agreement that would result in the conditions to Closing set forth in Section 6.01 or Section 6.03 not to be satisfied; or

(b) if all of the conditions set forth in Section 6.01 and Section 6.03 have been satisfied (other than any condition the failure of which to be satisfied has been principally caused by the breach of this Agreement by the Company or any of its Affiliates and conditions that, by their nature, are to be satisfied at Closing and which were, at the time of termination, capable of being satisfied) and the Company has failed to fulfill its obligation and agreement herein to consummate the Closing within three Business Days following written notice of such satisfaction from Buyer and that Buyer is ready, willing and able to consummate the transactions contemplated herein.

Section 7.05 Effect of Termination. If this Agreement is validly terminated pursuant to this Article VII, except as set forth in this Section 7.05, it shall become void and of no further force and effect, with no Liability on the part of any Party (or any stockholder or Representative of such Party), except that if such termination results from (a) fraud or (b) the willful and material (x) failure of any Party to perform its covenants, obligations or agreements contained in this Agreement or (y) breach by any Party of its representations or warranties contained in this Agreement, then such Party shall be liable for any damages incurred or suffered by the other Parties as a result of such failure or breach. The provisions of Section 5.08 (Fees and Expenses), this Section 7.05 (Effect of Termination), and Article IX (Miscellaneous) shall survive any valid termination of this Agreement. Notwithstanding anything to the contrary, if Buyer terminates this Agreement unilaterally and of its own volition other than pursuant to Section 7.01, Section 7.02, or Section 7.04, Buyer shall be liable for a termination fee in the amount of three times the fees and costs incurred by Seller in connection with the transactions contemplated herein, which fees and costs shall not in the aggregate exceed $600,000, provided that Buyer shall not be so liable for (i) not having obtained Buyer Stockholder Approval, (ii) failure or refusal of Armistice Capital, LLC (“Armistice”) to take or omit to take any action or (iii) not having obtained any Nasdaq, SEC or regulatory consent or approval required for the consummation of the transactions contemplated by this Agreement, provided in the case of (i), (ii) and (iii) that Buyer has used reasonable best efforts to ensure that such consent or approval is obtained or Armistice takes or omits to take the action in question, as applicable.

Article VIII. INDEMNIFICATION

Section 8.01 Survival of Representations and Warranties. The representations and warranties in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Closing and terminate on the date that is twelve (12) months following the Closing Date. Other than survival limitations for breaches of representations and warranties as set forth in this Section 8.01, the right to bring any other claim for indemnification pursuant to this Agreement shall terminate on the date that is twelve (12) months following the Closing Date.

Section 8.02 Indemnification Obligations and Procedures.

(a) Indemnification Obligations of Seller. From and after the Closing, subject to the limitations set forth herein, Seller shall indemnify Buyer and its Affiliates, employees, agents, partners, shareholders, members, officers, directors, representatives, successors and permitted assigns (the “Buyer Indemnified Parties”) and hold them harmless against any Losses any such Buyer Indemnified Party may suffer or become subject to as a result of, or which arise out of, relate to, or are caused by:

(i) any inaccuracy in or breach of any representation or warranty set forth in ARTICLE III or in any certificate delivered by Seller pursuant to this Agreement; or

(ii) any breach of any covenant or agreement of Seller set forth in this Agreement.

(b) Indemnification Obligations of Buyer. From and after the Closing, subject to the limitations set forth herein, Buyer shall indemnify Seller and its respective Affiliates, employees, agents, partners, representatives, successors and permitted assigns (“Seller Indemnified Parties”) and hold them harmless from and against any Losses which the Seller Indemnified Parties may suffer or become subject to as a result of, or which arise out of, relate to, or are caused by:

(i) any inaccuracy in or breach of any representation or warranty set forth in ARTICLE IV except with respect to Section 4.15, or in any certificate delivered by Buyer pursuant to this Agreement; or

(ii) any breach of any covenant or agreement of Buyer set forth in this Agreement.

(c) Limitations on Indemnification Obligations. Notwithstanding Section 8.02(a) and Section 8.02(b) hereof, neither Seller nor Buyer shall be required to indemnify the Buyer Indemnified Parties or Seller Indemnified Parties, as applicable, in respect of any Loss subject to indemnification under Section 8.02(a) or Section 8.02(b), as the case may be, (x) unless and until the aggregate amount of all Losses subject to indemnification thereunder (other than Losses thereunder to which the Threshold does not apply in accordance with the last sentence of this Section 8.02(c)) exceeds $100,000 (the “Threshold”), at which time Seller or Buyer shall be liable for the full amount of all such Losses from and including the first dollar of any Losses. Notwithstanding anything herein to the contrary, the Threshold shall not apply to Losses to the extent such Losses arise from, relate to or are accrued, suffered or incurred as a result of fraud.

(d) Third-Party Claims. Any Person making a claim for indemnification under this Section 8.02 (an “Indemnitee”) shall notify the indemnifying party (an “Indemnitor”) of the claim in writing promptly after receiving written notice of any Action against it (if by a third party) (each a “Third-Party Claim”), describing the claim, the amount thereof (if known and quantifiable) and the basis thereof; provided that the failure to so notify an Indemnitor shall not relieve the Indemnitor of its obligations hereunder except to the extent that (and only to the extent that) the Indemnitor has been materially prejudiced thereby. Any Indemnitor shall be entitled to participate in the defense of such Action giving rise to an Indemnitee’s claim for indemnification at such Indemnitor’s expense.

(e) Direct Claims. Any claim by an Indemnitee on account of Losses which do not result from a Third-Party Claim (a “Direct Claim”) will be asserted by giving the Indemnitor reasonably prompt written notice thereof (such notice, a “Direct Claim Notice”). A Direct Claim Notice will describe the Direct Claim in reasonable detail and indicate the estimated amount of Losses (if estimable) that have been or may be sustained by the Indemnitee. The Indemnitor will have a period of 30 days within which to respond in writing to such Direct Claim. If the Indemnitor does not so respond within such 30-day period, then the Indemnitor will be deemed to have accepted such claim, in which event the Indemnitee shall be free to pursue such remedies as may be available to the Indemnitee on the terms and subject to the provisions of this Agreement. If an objection is timely given by the Indemnitor, then the Indemnitee and the Indemnitor shall discuss such objection in good faith for a period of 30 days from the date the Indemnitee receives such objection (such period, or such longer period as agreed in writing by the parties, is hereinafter referred to as the “Discussion Period”). If the Direct Claim that is the subject of the Direct Claim Notice has not been resolved prior to the expiration of the Discussion Period, then the Indemnitor and the Indemnitee will be free to pursue such remedies as may be available to them on the terms and subject to the provisions of this Agreement.

(f) Notice of Claims. A failure to give timely notice or to include any specified information in any notice as provided in this Section 8.02 will not affect the rights or obligations of any party hereunder, except to the extent that, as a result of such failure, any party which was entitled to receive such notice was materially prejudiced as a result of such failure.

(g) Recoveries. The amount of any Loss suffered by an Indemnitee under this Agreement will be reduced by the amount, if any, of the cash recovery (net of deductible or reasonable out of pocket expenses incurred in obtaining such recovery and the amount of any retrospective or other current increase in insurance premiums to the extent attributable to the payment of such cash recovery or the existence of such Losses) that the Indemnitee has actually received with respect thereto under any insurance policies.

(h) Effect of Investigation. Subject to the Seller Disclosure Letter and the Buyer Disclosure Letter, an Indemnitee’s right to indemnification, reimbursement or other remedies based upon the representations, warranties, covenants and agreements of an Indemnitor shall not be affected by any investigation conducted or knowledge acquired (or capable of being acquired) at any time (whether before, on or after the date hereof) by an Indemnitee or its officers, directors, managers, employees, equity holders, agents or representatives with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or agreement or the waiver by the Indemnitee of any condition based on the accuracy of any such representation or warranty or compliance with any such covenant or agreement. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that the Indemnitee knew or should have known that any representation or warranty might be inaccurate or that the Indemnitor failed to comply with any covenant or agreement. Any investigation by an Indemnitee or its officers, directors, managers, employees, equity holders, agents or representatives shall be for such Indemnitee’s own protection only and shall not affect or impair any right or remedy hereunder.

(i) Disregard for Qualifications as to Materiality. Notwithstanding anything in this Agreement to the contrary, for purposes of determining whether any representation or warranty has been breached and the amount of Losses arising therefrom, each representation and warranty in this Agreement and the schedules and exhibits hereto shall be read without regard and without giving effect to the terms “knowledge”, “material,” “in all material respects,” “Material Adverse Effect,” “except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect” or similar words or phrases contained in such representation or warranty (as if such words or phrases were deleted from such representation and warranty).

(j) Fraud. Notwithstanding anything in this Agreement to the contrary (including any survival periods applicable to the representations, warranties, covenants or agreements contained herein, any limitations on remedies or recoveries, any disclaimers of reliance or any similar limitations or disclaimers, nothing in this Agreement (or elsewhere) shall limit or restrict any Indemnitee’s rights or ability to maintain or recover any amounts in connection with any action or claim based upon fraud.

(k) Latent Liabilities. Notwithstanding anything to the contrary contained herein, with respect to Section 1.04 or any inaccuracy in or breach of Section 4.15 where any Liabilities of Buyer relating to the period prior to the Record Date, except as otherwise agreed by the parties, remain on the books of, or is borne by, Buyer after the Closing Date, then Buyer shall be entitled to claim against the Closing Cash Deposit in the Escrow Account pursuant to Section 1.03(c) for Losses arising from such Liabilities that remain with or borne by Buyer after the Closing Date. For avoidance of doubt, Seller shall first claim against the Closing Cash Deposit and if and only if Buyer’s Loss arising from such Liabilities exceed Closing Cash Deposit then NewCo, pursuant to the Separation Agreement, shall be liable for Buyer’s Losses in excess of the Closing Cash Deposit.

Article IX. MISCELLANEOUS

Section 9.01 Certain Definitions. For purposes of this Agreement:

(a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), when used with respect to any Person, means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise.

(b) “Antitrust Laws” means the HSR Act, the Federal Trade Commission Act, the Sherman Anti-trust Act of 1890, the Clayton Antitrust Act of 1914, as amended, and any applicable foreign antitrust Laws and all other applicable Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

(c) “Business Day” means any day other than Saturday, Sunday or a day on which commercial banks in New York or Hong Kong are authorized or required by Law to close, and shall consist of the time period from 12:01 a.m. through 12:00 midnight New York time.

(d) “Buyer Material Adverse Effect” means any change, event, violation, inaccuracy, effect or circumstance (each, an “Effect”) that, individually or in the aggregate with any one or more other Effects, would reasonably be expected to (x) result in a material adverse effect on the business, assets, Liabilities, results of operations or condition (financial or otherwise) of Buyer and its Subsidiaries, taken as a whole or (y) prevent, or materially impair or delay, the ability of Buyer to consummate the transactions contemplated herein or otherwise perform any of its obligations under this Agreement; provided, however, solely with respect to clause (x), no Effect (by itself or when aggregated or taken together with any and all other Effects) directly resulting from, arising out of, attributable to, or related to any of the following shall be deemed to be, constitute, or be taken into account when determining, a “Buyer Material Adverse Effect,” has occurred or may, would or could occur: (a) general economic conditions (or changes in such conditions) in the United States or any other country or region in the world, or conditions in the global economy generally; (b) conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world; (c) conditions (or changes in such conditions) in the industries in which Buyer and its Subsidiaries conduct business; (d) changes in political conditions in the United States or any other country or region in the world or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world; (e) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world; (f) pandemics, epidemics or disease outbreaks or any escalation or worsening of any of the foregoing (including, for the avoidance of doubt, any Effect resulting from, arising out of or otherwise related to COVID-19 (including any impact of any associated shutdown, shelter-in-place or non-essential business order or other similar measures mandated or recommended by any applicable Governmental Authority)); (g) the announcement of this Agreement or the pendency or consummation of the transactions contemplated herein, including, in any such case, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors, lenders, investors, licensors, licensees, venture partners or employees (other than, in each case, for purposes of any representation or warranty set forth in Section 4.03 or Section 4.04); (h) changes in Law or other legal or regulatory conditions, or the interpretation thereof, or changes in accounting standards (or the interpretation thereof), or that result from any action taken for the purpose of complying with any of the foregoing; (i) any actions taken or failure to take action, in each case, to which Seller has expressly requested or consented to, or compliance with the terms of, or the taking of any action required or contemplated by, this Agreement, or the failure to take any action prohibited by this Agreement; (j) any failure by Buyer or any of its Subsidiaries to meet any internal or external projections or forecasts or any decline in the price of Buyer Common Stock (but excluding, in each case, the underlying causes of such failure or decline, as applicable, which may themselves constitute or be taken into account in determining whether there has been, or would be, a Buyer Material Adverse Effect); or (k) any breach of this Agreement by the Company; provided, further, that any Effect relating to or arising out of or resulting from any change or event referred to in clauses (a) through (f) or (h) above may constitute, and be taken into account in determining the occurrence of, a Buyer Material Adverse Effect if and only to the extent that such change or event has a disproportionate impact on Buyer and its Subsidiaries as compared to other participants that operate in the industry in which Buyer and its Subsidiaries operate.

(e) “Buyer SEC Reports” means all reports, statements (including registration and proxy statements), schedules, forms, certifications or other document (including exhibits and all other information incorporated therein) filed by Buyer with the SEC and accessible on the SEC’s website at www.sec.gov.

(f) “Company Assets” means the assets of the Company or any of its Subsidiaries.

(g) “Company Incorporation Date” means November 11, 2021.

(h) “Company Material Adverse Effect” means any Effect that, individually or in the aggregate with any one or more other Effects, would reasonably be expected to (x) result in a material adverse effect on the business, assets, Liabilities, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole or (y) prevent, or materially impair or delay, the ability of the Company to consummate the transactions contemplated herein or otherwise perform any of its obligations under this Agreement; provided, however, solely with respect to clause (x), no Effect (by itself or when aggregated or taken together with any and all other Effects) directly resulting from, arising out of, attributable to, or related to any of the following shall be deemed to be or constitute a “Company Material Adverse Effect,” and no Effect (by itself or when aggregated or taken together with any and all other such Effects) directly resulting from, arising out of, attributable to, or related to any of the following shall be taken into account when determining whether a “Company Material Adverse Effect” has occurred or may, would or could occur: (a) general economic conditions (or changes in such conditions) in the United States or any other country or region in the world, or conditions in the global economy generally; (b) conditions (or changes in such conditions) in the securities markets, credit markets, currency or cryptocurrency markets or other financial markets in the United States or any other country or region in the world; (c) conditions (or changes in such conditions) in the industries in which the Company and its Subsidiaries conduct business; (d) changes in political conditions in the United States or any other country or region in the world or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world; (e) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world; (f) pandemics, epidemics or disease outbreaks or any escalation or worsening of any of the foregoing (including, for the avoidance of doubt, any Effect resulting from, arising out of or otherwise related to COVID-19 (including any impact of any associated shutdown, shelter-in-place or non-essential business order or other similar measures mandated or recommended by any applicable Governmental Authority)); (g) the announcement of this Agreement or the pendency or consummation of the transactions contemplated herein, including, in any such case, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors, lenders, investors, licensors, licensees, venture partners or employees (other than, in each case, for purposes of any representation or warranty set forth in Section 3.03 or Section 3.05); (h) changes in Law or other legal or regulatory conditions, or the interpretation thereof, or changes in accounting standards (or the interpretation thereof), or that result from any action taken for the purpose of complying with any of the foregoing; (i) any actions taken or failure to take action, in each case, to which Buyer has expressly requested or consented to, or compliance with the terms of, or the taking of any action required or contemplated by, this Agreement, or the failure to take any action prohibited by this Agreement; (j) any failure by the Company or any of its Subsidiaries to meet any internal or external projections or forecasts; or (k) any breach of this Agreement by Buyer; provided, further, that any Effect relating to or arising out of or resulting from any change or event referred to in clauses (a) through (f) or (h) above may constitute, and be taken into account in determining the occurrence of, a Company Material Adverse Effect if and only to the extent that such change or event has a disproportionate impact on the Company and its Subsidiaries as compared to other participants that operate in the industry in which the Company and its Subsidiaries operate.

(i) “Company Shares” shall be as defined in Section 3.06(a).

(j) “Contract” means any written or oral contract, agreement, indenture, note, bond, loan, lease, sublease, mortgage, license, sublicense, obligation or other binding arrangement.

(k) “COVID-19” means the Coronavirus disease 2019 and any strain, mutation or variation thereof, any health condition related thereto.

(l) “Definitive Agreements” shall be as defined in the Recitals.

(m) “Environmental Laws” means all Laws relating to (i) pollution, contamination, protection of the (indoor or outdoor) environment or health and safety, (ii) emissions, discharges, disseminations, releases or threatened releases of Hazardous Substances into the environment, including air (indoor or outdoor), surface water, groundwater, soil, land surface or subsurface, buildings, facilities, real or personal property or fixtures or (iii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of, or exposure to, Hazardous Substances.

(n) “FINRA” means the Financial Industry Regulatory Authority.

(o) “Governmental Authority” means (i) any federal, state, local, foreign or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; and (iii) any political subdivision of any of the foregoing.

(p) “Hazardous Substances” means any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally occurring or manmade, that presents a risk to human health or the environment or is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under any Environmental Law or is otherwise governed, defined, regulated, or for which Liability or standards of conduct may be imposed under any Environmental Law including but not limited to any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, mold, and perfluoroalkyl and polyfluoroalkyl substances.

(q) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(r) “Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction throughout the world, including any and all (i) inventions (whether or not patentable), invention disclosures, patents and patent applications (including divisionals, provisionals, continuations, continuations-in-part, and renewal applications), and any renewals, extensions, or reissues thereof; (ii) trademarks, service marks, trade dress, logos, slogans, trade names, assumed names, corporate names, domain names and other source identifiers, including all registrations and applications for registration of the foregoing, and all goodwill associated with any of the foregoing; (iii) copyrights (including all registrations and applications for registration), copyrightable subject matter, original works of authorship, and moral rights; (iv) rights in Software, (v) trade secrets, including confidential and proprietary information and know-how (including processes, formulae, techniques, methods, algorithms, data, databases, designs, drawings, specifications, and material proprietary customer and business data); and (vi) rights to sue and recover and retain damages, costs and attorneys’ fees for the past, present and future infringement, misappropriation or other violation of any of the foregoing.

(s) “Knowledge” means, when used with respect to Buyer or the Company, the actual knowledge of the Persons set forth in Schedule 9.01(s) of the Buyer Disclosure Letter in the case of the Buyer, and of Seller in the case of the Company, in each case, after reasonable investigation of each such individual.

(t) “Law” means any federal, state, national, material local or municipal or other law, statute, ordinance, code, regulation, rule, the common law or other requirement of any Governmental Authority, and any Orders.

(u) “Liability” means any obligation or liability (whether absolute or contingent, asserted or unasserted, known or unknown, liquidated or unliquidated, due or to become due, fixed or unfixed, and regardless of when or by whom asserted).

(v) “Liens” means any mortgages, deeds of trust, liens, pledges, security interests, leases, subleases, licenses, covenants, claims, hypothecations, options, rights of first offer or refusal, charges, title defects, or other encumbrances or restrictions in respect of any property or asset.

(w) “Losses” means any loss, Liability, demand, claim, action, cost, damage, deficiency, loss of or diminution in value, award, royalty, penalty, Tax, fine, expense, settlement, judgment or charge (including interest, penalties, attorneys’ or other advisors’ fees and expenses (including any costs of preparing Tax Returns) and amounts paid in investigation or defense, and amounts paid in settlement, of any of the foregoing).

(x) “Orders” means any orders, decisions, judgments, writs, injunctions, decrees, awards or other determinations of any Governmental Authority.

(y) “Permitted Liens” means (i) statutory Liens for Taxes, assessments or other charges by Governmental Authorities not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings, and for which adequate reserves have been maintained in accordance with the applicable accounting standards, (ii) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar Liens granted or which arise in the ordinary course of business that are not material in amount and do not materially detract from the value of or materially impair the existing use of the property affected by such Lien, or which are not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings, and for which adequate reserves have been maintained in accordance with the applicable accounting standards, (iii) zoning, entitlement, building and other land use Liens applicable to real property which are not violated by the current use, occupancy or operation of such real property, (iv) covenants, conditions, restrictions, easements and other non-monetary Liens affecting title to any real property which would do not materially impair the value, current use, occupancy or operation of such real property, (v) Liens arising under worker’s compensation, unemployment insurance, social security, retirement and similar Laws, (vi) Liens on goods in transit incurred pursuant to documentary letters of credit, (vii) non-exclusive, non-perpetual licenses of Intellectual Property granted by the applicable Party in the ordinary course of business, and (viii) such other Liens that are not material in amount and do not materially detract from the value of or materially impair the existing use of the property affected by such Lien and (ix) Liens described in Schedule 9.01(y) of the Seller Disclosure Letter or the Buyer Disclosure Letter, if any.

(z) “Person” means any natural person, corporation, company, partnership, association, limited liability company, limited partnership, limited liability partnership, trust or other legal entity or organization, including a Governmental Authority.

(aa) “Proxy Statement” means the proxy statement to be sent to Buyer’s shareholders in connection with the shareholder meeting to obtain Buyer Stockholder Approval, if any.

(bb) “Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, accountants, legal counsel, investment bankers or other financial advisors, agents and other representatives of such Person.

(cc) “Reverse Stock Split” means a reverse stock split of the Buyer Common Stock at a reverse stock split ratio, with the final ratio to be designated by the Parties and effective by Buyer prior to the Closing in accordance with the terms hereof.

(dd) “Software” means all computer software (in object code or source code format), libraries, data and databases, and related specifications, documentation and materials.

(ee) “Subsidiary” means, when used with respect to any Person, any other Person that such Person directly or indirectly owns or has the power to vote or control via contractual or other arrangements more than 50% of the voting stock or other interests the holders of which are generally entitled to vote for the election of the board of directors or other applicable governing body of such other Person.

(ff) “Tax Returns” means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements required to be supplied to a Governmental Authority in connection with Taxes, including any schedule or attachment thereto or amendment thereof.

(gg) “Taxes” means (i) any and all federal, state, provincial, local, foreign and other taxes, levies, fees, imposts, duties, and similar governmental charges (including any interest, fines, assessments, penalties or additions to tax imposed in connection therewith or with respect thereto) including (x) taxes imposed on, or measured by, income, franchise, profits or gross receipts, and (y) ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, capital stock, license, branch, payroll, estimated withholding, employment, social security (or similar), unemployment, compensation, escheat, abandoned and unclaimed property, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes, and customs duties, (ii) any and all Liability for the payment of any items described in clause (i) above as a result of being (or ceasing to be) a member of an affiliated, consolidated, combined, unitary or aggregate group (or being included (or being required to be included) in any Tax Return related to such group), including pursuant to Treasury Regulations Section 1.1502-6 (or comparable provision of state, local or non-U.S. Tax Law) and (iii) any and all Liability for the payment of any amounts described in clause (i) or (ii) above as a result of any express or implied obligation to indemnify any other person, or any successor or transferee Liability.

(hh) “Third Party” means any Person or group other than the Company and its Affiliates.

(ii) “transactions contemplated herein” shall be as defined in the Recitals.

Section 9.02 Interpretation. Unless the express context otherwise requires:

(a) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b) terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c) the terms “Dollars” and “$” mean U.S. dollars;

(d) references herein to a specific Section, Subsection, Recital, Schedule or Exhibit shall refer, respectively, to Sections, Subsections, Recitals, Schedules or Exhibits of this Agreement;

(e) wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(f) references herein to any gender shall include each other gender;

(g) references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 9.02 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(h) references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(i) with respect to the determination of any period of time, (i) the word “from” means “from and including”, and the words “to” and “until” each means “to but excluding” and (ii) time is of the essence;

(j) the word “or” shall be disjunctive but not exclusive;

(k) references herein to any Law shall be deemed to refer to such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder;

(l) references herein to any Contract mean such Contract as amended, supplemented or modified (including by any waiver thereto) in accordance with the terms thereof;

(m) the headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties;

(n) if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day; and

(o) references herein to “ordinary course of business” shall refer to ordinary course of business consistent with past practice.

Section 9.03 Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated herein (including its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the Law of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of Laws of any jurisdictions other than those of the State New York.

Section 9.04 Submission to Arbitration; Service. Any dispute, controversy, difference or claim of whatever nature arising out of, relating to, or having any connection with this Agreement, including the existence, formation, validity, effectiveness, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it, shall be referred to and finally resolved by arbitration in accordance with the rules of the Court of Arbitration of the International Chamber of Commerce (the “ICC”) (the “Rules”) as then in force and as modified by this Section 9.04, which Rules shall be deemed incorporated into this Section 9.04. The seat of arbitration shall be London, England. The number of arbitrators shall be three (3), one of whom shall be nominated by the claimant(s), one by the respondent(s) and the third, who shall act as the chairman, by the two party-nominated arbitrators, provided that if the third arbitrator has not been nominated within twenty (20) Business Days of the nomination of the second party-nominated arbitrator, such third arbitrator shall be appointed by the ICC court. To the extent they would otherwise apply, each Party agrees that it will not seek to have any matter referred to the courts under Section 45 or 69 of the UK Arbitration Act 1996. Each Party agrees that it will not bring any action relating to this Agreement or the transactions contemplated herein in any court except as contemplated by Section 9.13. Service of any request for arbitration made pursuant to this Section 9.04 must be made in accordance with the provisions of Section 9.05, and the Parties agree that mailing of such a request, or of notices or other papers in connection with any such proceeding, in the manner provided in Section 9.05, or in such other manner as may be permitted by applicable Law, shall be valid and sufficient service thereof.

Section 9.05 Notices. All notices and other communications hereunder shall be in writing and shall be addressed as follows (or at such other address for a Party as shall be specified by like notice):

If to Buyer, to:

Connexa Sports Technologies, Inc.
2709 N. Rolling Road, Suite 138

Windsor Mill, MD 21244

Attention: Mike Ballardie, Chief Executive Officer
Telephone: (443) 407-7564
Email: mike@slingerbag.com

with a copy (which shall not constitute notice) to:

Lucosky Brookman LLP
101 Wood Avenue South, 5th Floor

Woodbridge, NJ 08830

Attention: Joseph M. Lucosky
Telephone: +1 (732) 395-4402
Email: jlucosky@lucbro.com

Attention: Ian Liao
Telephone: +1 (732) 712-2712
Email: iliao@lucbro.com

If to Seller, to:

Hongyu Zhou

Room 09C, 15/F, Tower 3

China Hong Kong City

33 Canton Road

Tsim Sha Tsui, Kowloon

Hong Kong

Telephone: +852 5281 1549
Email: yuanyulimited@outlook.com

If to the Company, to:

Yuanyu Enterprise Management Co., Ltd

Room 09C, 15/F, Tower 3

China Hong Kong City

33 Canton Road

Tsim Sha Tsui, Kowloon

Hong Kong

Attention: December Lu
Telephone: +852 5281 1549
Email: yuanyulimited@outlook.com

All such notices or communications shall be deemed to have been delivered and received: (a) if delivered in person, on the day of such delivery, (b) if by electronic mail, on the day on which such electronic mail was sent, provided that receipt is confirmed by telephone, (c) if by certified or registered mail (return receipt requested), on the third Business Day after the mailing thereof or (d) if by reputable overnight delivery service, on the first Business Day after the sending thereof.

Section 9.06 Amendment. This Agreement may be amended by the Parties at any time before the Closing so long as (a) no amendment that requires further stockholder approval under applicable Law after stockholder approval hereof shall be made without such required further approval and (b) such amendment has been duly approved by the board of directors of each of Buyer and Seller. This Agreement may not be amended except by an instrument in writing signed by each of the Parties.

Section 9.07 Extension; Waiver. At any time before the Closing, Buyer, on the one hand, and Seller, on the other hand, may (a) extend the time for the performance of any of the obligations of the other Party, (b) waive any inaccuracies in the representations and warranties of the other Party contained in this Agreement or in any document delivered under this Agreement or (c) subject to applicable Law, waive compliance with any of the covenants or conditions contained in this Agreement. Any agreement on the part of a Party to any extension or waiver shall be valid only if set forth in an instrument in writing signed by such Party. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

Section 9.08 Entire Agreement. This Agreement (and the exhibits hereto), that certain share purchase agreement between Buyer, Seller and the Company of even date herewith, the Seller Disclosure Letter, the Buyer Disclosure Letter, and the certificates delivered hereunder constitute all of the terms, conditions and representations and warranties agreed to by the Parties relating to the subject matter of this Agreement and supersede all prior or contemporaneous agreements, negotiations, correspondence, undertakings, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter of this Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in such documents has been made or relied upon by any of the Parties.

Section 9.09 No Third-Party Beneficiaries. Seller and Buyer hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 9.10 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner so that the transactions contemplated herein may be consummated as originally contemplated to the fullest extent possible.

Section 9.11 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their permitted successors and assigns. No Party may assign or delegate, by operation of law or otherwise, all or any portion of its rights or Liabilities under this Agreement without the prior written consent of the other Parties, and any attempted or purported assignment or delegation in violation of this Section 9.11 shall be null and void.

Section 9.12 Remedies. No failure or delay on the part of any Party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available except as otherwise provided in Section 9.13, and the exercise by a Party of any one remedy hereunder shall not preclude the exercise by it of any other remedy hereunder to the extent permitted herein.

Section 9.13 Specific Performance. The Parties agree that irreparable injury would occur if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, it is therefore agreed that the Parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any State or U.S. federal court in the City of New York and County of New York, and the Parties hereby waive any requirement for the posting of any bond or similar collateral in connection therewith.

Section 9.14 Counterparts; Effectiveness.

This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. The exchange of copies of this Agreement and signature pages by email in .pdf or .tif format, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Such execution and delivery shall be considered valid, binding and effective for all purposes.

[Signature Pages Follow]

Signature Page

Share Exchange Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

BUYER

Connexa Sports Technologies, Inc.

By:	/s/ Mike Ballardie
Name:	Mike Ballardie
Title:	Director and Chief Executive Officer

SELLER

Hongyu Zhou

/s/ Hongyu Zhou

COMPANY

Yuanyu Enterprise Management Co., Limited

By:	/s/ Hongyu Zhou
Name:	Hongyu Zhou
Title:	Chairman

ANNEX B

Form of Certificate of Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

Connexa Sports Technologies Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies that:

1.	The name of the corporation is Connexa Sports Technologies Inc. (the “Corporation”). The Corporation was incorporated under the name Connexa Sports Technologies Inc. and the original Certificate of Incorporation was filed with the Delaware Secretary of State on April 7, 2022.
2.	This Certificate of Amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.
3.	This Certificate of Amendment hereby amends the Certificate of Incorporation by amending and restating Article IV in its entirety to read as follows:

“Fourth: Total Authorized Shares: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be 1,000,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, the shares of Common Stock issued and outstanding immediately prior to the Effective Time shall be reclassified as, and shall be combined and changed into, a smaller number of shares such that each _______ (___) shares of issued Common Stock immediately prior to the Effective Time shall be reclassified into, and shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and changed into and become, one (1) validly issued, fully-paid and nonassessable share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). Notwithstanding the foregoing, no fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon receipt after the Effective Time by the Corporation’s transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time (after taking into account and aggregating all fractional shares of post-Reverse Stock Split Common Stock otherwise issuable to such holder), shall be receive one whole share of Common Stock in lieu of such fractional share.

From and after the Effective Time, certificates representing Common Stock outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, represent the number of whole shares of post-Reverse Stock Split Common Stock into which the shares of pre-Reverse Stock Split Common Stock shall have been reclassified (as well as the right to receive one whole share of Common Stock in lieu of any fractional share of post-Reverse Stock Split Common Stock, after taking into account and aggregating all fractional shares of post-Reverse Stock Split Common Stock otherwise issuable to such holder) pursuant to the foregoing provisions; provided, however, that each holder of record of a certificate that represented shares of pre-Reverse Stock Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Stock Split Common Stock into which the shares of pre-Reverse Stock Split Common Stock represented by such certificate shall have been combined pursuant to the Reverse Stock Split; provided further, that any dividends or other distributions that may be declared after the Effective Time with respect to the number of post-Reverse Stock Split shares of Common Stock represented by that certificate will be withheld by the Corporation until that certificate has been properly presented for exchange, at which time all such withheld dividends that have not yet been paid to a public official pursuant to relevant abandoned property or escheat laws will be paid to the holder thereof or the holder’s designee, without interest. The Reverse Stock Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Stock Split Common Stock resulting from the Reverse Stock Split and held by a single record holder shall be aggregated.”

4.	Except as herein amended, the Certificate of Incorporation of the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this __th day of _______, 2024.

CONNEXA SPORTS TECHNOLOGIES INC.

Name:	Mike Ballardie
Title:	President, Chief Executive Officer

ANNEX C

SEPARATION AND ASSIGNMENT AGREEMENT

This Separation and Assignment Agreement (this “Agreement”), dated as of [●], 2024, by and between Connexa Sports Technologies, Inc., a Delaware corporation (“Parent”) and JB Sports LLC, a Wyoming limited liability company (“NewCo” and, together with Parent, the “Parties”).

RECITALS:

WHEREAS, Slinger Bag Americas Inc., a Delaware corporation (“Slinger Bag”) operates and owns certain assets and has certain liabilities related to the Slinger Bag Business (as defined herein), and is a wholly owned subsidiary of Parent;

WHEREAS, Parent, Hongyu Zhou (周洪宇), an individual and a citizen of the People’s Republic of China (“Seller”), and Yuanyu Enterprise Management Co., Ltd, a Hong Kong company (“Target”) are parties to a share purchase agreement dated March 18,, 2024 (the “Share Purchase Agreement”) and a share exchange agreement dated March 18, 2024 (the “Share Exchange Agreement” and together with the Share Purchase Agreement, the “Transaction Agreements”) and upon completion of the transactions contemplated under the Transaction Agreements, Parent will own such number of ordinary shares of Target representing seventy percent (70%) of the issued and outstanding share capital of Target (“Target Shares”), and in exchange, Parent will issue to Seller such number of shares of common stock representing seventy percent (70%) of the issued and outstanding equity capital of Parent (on an as converted and fully diluted basis);

WHEREAS, Parent owns directly and beneficially as of the date hereof (i) one hundred percent (100%) of the issued and outstanding equity capital of Slinger Bag as set forth in Schedule I attached hereto (the “Slinger Bag Interest”), (ii) one hundred percent (100%) of the membership interests in and to Foundation Sports Systems, LLC (the “Foundation Sports Interest”), and (iii) is the holder of (a) a promissory note dated November 27, 2022 from Chen Shachar (Israeli ID) and Evgeni Khazanov (Israeli ID) with an aggregate outstanding principal amount of $2,000,000 (the “Promissory Note”);

WHEREAS, as of April 17, 2024, on a pro forma basis, Parent’s Assets were approximately $5.2 million, and Parent’s Liabilities were $17.7 million. All or substantially all of Parent’s Liabilities will be Assumed by NewCo on the terms and conditions of this Agreement;

WHEREAS, pursuant to Section 1.04 of the Share Exchange Agreement, Parent will sell, transfer and assign the Slinger Bag Interest, the Foundation Sports Interest and the Promissory Note to NewCo, which collectively represent all of the business, assets and liabilities of Slinger Bag and the Parent existing on or prior to March 21, 2024 that are related to or necessary for the operations of Slinger Bag Business. It is anticipated that the transactions contemplated under this Agreement will be completed as of or immediately following the Closing and thereafter NewCo will have the sole right and obligations to the Slinger Bag Business, and will be liable to Parent for any Losses arising from third-party claims against Parent arising from Liabilities related to the Slinger Bag Business; and

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WHEREAS, in connection with the transactions contemplated by the Share Exchange Agreement, the Board of Directors of Parent has determined that it is in the best interests of Parent and its stockholders to undertake the Separation on the terms and conditions set forth herein, and the Board of Directors of Parent and NewCo have each determined that the transactions contemplated by this Agreement (the “Transactions”) are in the best interests of their respective companies and stockholders, as applicable, and have approved this Agreement and the Transactions.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Parties hereby agree as follows:

Article I.
DEFINITIONS

Section 1.1 General. Unless otherwise defined herein or unless the context otherwise requires, as used in this Agreement, the following terms shall have the following meanings:

“Action” shall mean any demand, action, suit, arbitration, inquiry, proceeding or investigation, audit, counter suit, hearing or litigation of any nature whether administrative, civil, criminal, regulatory or otherwise, by or before any Governmental Authority or any arbitration or mediation tribunal.

“Affiliate” shall mean, when used with respect to any specified Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such specified Person. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise. Unless explicitly provided herein to the contrary, for purposes of this Agreement, Parent shall be deemed not to be an Affiliate of NewCo or any of its Subsidiaries, and NewCo shall be deemed not to be an Affiliate of Parent or any of its Subsidiaries.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Ancillary Agreements” shall mean all of the written agreements, instruments, understandings, assignments or other arrangements (other than this Agreement) entered into by the Parties or any other NewCo Entity in connection with the Transactions.

“Applicable Rate” shall mean 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time, compounded quarterly.

“Asset” shall mean all rights, properties or other assets, properties, claims, intellectual property and other rights (including goodwill), whether real, personal or mixed, tangible or intangible, of any kind, nature and description, whether accrued, contingent or otherwise, and wheresoever situated and whether or not carried or reflected, or required to be carried or reflected, on the books of any Person.

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“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banking institutions located in the City of New York are authorized or obligated by Law or executive order to close.

“Closing” shall have the meaning assigned to such term in the Share Exchange Agreement.

“Contract” shall mean any written, oral, implied or other contract, agreement, covenant, lease, license, guaranty, indemnity, representation, warranty, assignment, sales order, purchase order, power of attorney, instrument or other commitment, assurance, undertaking or arrangement that is binding on any Person or entity or any part of its property under applicable Law.

“Effective Time” shall have the meaning assigned to such term in the Share Exchange Agreement.

“Entities” shall mean, as applicable, the NewCo and/or the Parent (each an “Entity”).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“Governmental Authority” shall mean any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official, securities exchange (including the Nasdaq) or other regulatory, administrative or governmental authority.

“Governmental Authorization” shall mean any authorization, approval, consent, license, certificate or permit issued, granted, or otherwise made available under the authority of any Governmental Authority.

“Indemnifiable Taxes” means, collectively and without duplication, (A) any and all Taxes (or any Liabilities arising therefrom) of Parent which are incurred in the Pre-Closing Tax Period in connection with operating the Slinger Bag Business, ownership of any Slinger Bag Assets, or arising from any Slinger Bag Action, (B) any and all Taxes of any Person (other than a Parent Entity) imposed on or with respect to a Parent Entity as a transferee or successor, by Contract (including any Tax allocation, Tax sharing or Tax indemnity agreements) or pursuant to any Law, rule or regulation, or otherwise which Taxes relate to an event, relationship, or transaction occurring or existing during the Pre-Closing Tax Period, including any Taxes attributable to earnings generated during the Pre-Closing Tax Period from the Slinger Bag Business or Slinger Bag Assets, (C) any Taxes attributable to or are incurred in connection with the Transfers of the Slinger Bag Interest, the Foundation Sports Interest, and the Promissory Note, and (D) any other Taxes attributable or allocable to NewCo under this Agreement or any Ancillary Agreement.

“Intellectual Property Rights” means any and all intellectual property or proprietary rights of every kind and description anywhere in the world, including the following (i) patents, patent applications, patent disclosures, invention disclosures and inventions (whether or not patentable and whether or not reduced to practice) and any reissue, continuation, continuation-in-part, division, revision, extension or reexamination thereof, (ii) Internet domain names, trademarks, service marks, trade dress, trade names, logos, slogans, company names, trade names, phone numbers containing any of the foregoing, and corporate names (and all translations, adaptations, derivations and combinations of the foregoing), and registrations, applications for registration and renewals thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works, and registrations, applications for registration and renewals thereof, (iv) Software (in both source code and object code form) and documentation thereof, and (v) trade secrets and confidential information (including ideas, formulas, recipes, compositions, know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, data and databases, personally identifiable information, financial and marketing plans and customer and supplier/vendor lists and information).

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“Law” shall mean all laws, statutes and ordinances and all regulations, rules and other pronouncements of Governmental Authorities having the effect of law of the United States of America, any foreign country, or any domestic or foreign state, province, commonwealth, city, country, municipality, territory, protectorate, possession or similar instrumentality, or any Governmental Authority thereof.

“Liabilities” shall mean any and all debts, liabilities, obligations, responsibilities, Losses, damages (whether compensatory, punitive or treble), fines, penalties and sanctions, absolute or contingent, matured or unmatured, liquidated or unliquidated, foreseen or unforeseen, joint, several or individual, asserted or unasserted, accrued or unaccrued, known or unknown, whenever arising, including without limitation those arising under or in connection with any Law (including any Environmental Law), Action, threatened Action, order or consent decree of any Governmental Authority or any award of any arbitration tribunal, and those arising under any contract, guarantee, commitment or undertaking, whether sought to be imposed by a Governmental Authority, private party, or Party, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, or otherwise, and including any costs, expenses, interest, attorneys’ fees, disbursement and expense of counsel, expert and consulting fees and costs related thereto or to the investigation or defense thereof.

“Losses” shall mean all losses, liabilities, obligations, damages, claims, demands, judgments or settlements of any nature or kind, known or unknown, fixed, accrued, absolute or contingent, liquidated or unliquidated, including all reasonable costs and expenses (legal, accounting or otherwise as such costs are incurred) relating thereto, suffered by an Indemnitee.

“Nasdaq” shall mean the Nasdaq Stock Market LLC.

“NewCo Entities” shall mean NewCo and its Subsidiaries (each, a “NewCo Entity”).

“NewCo Indemnitees” shall mean the NewCo Entities and their respective Representatives and each of the heirs, executors, successors and assigns thereof.

“NewCo Liabilities” shall mean:

(a) any and all Liabilities that are expressly contemplated by this Agreement or any Ancillary Agreement (or the schedules hereto or thereto) as Liabilities to be Assumed by NewCo or any NewCo Entity, including by virtue of the completion of the Transactions contemplated under this Agreement;

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(b) all Slinger Bag Liabilities Transfer to, and Assumed by NewCo or any NewCo Entity under this Agreement;

(c) all expenses of Parent or a Parent Entity incurred in connection with the Transactions contemplated under this Agreement;

(d) all Liabilities, if and to the extent relating to, arising out of or resulting from:

(i) the ownership or operation of the Slinger Bag Business (including any discontinued business or any business which has been sold or transferred), as conducted at any time prior to or at the Effective Time;

(ii) the ownership or operation of any business conducted by NewCo or any other NewCo Entity at any time prior to, on or after the Effective Time; or

(iii) the ownership of any Assets of NewCo Assets.

(e) Notwithstanding the foregoing, the NewCo Liabilities shall not include any Liabilities related or attributable to, or arising in connection with, Taxes or Tax Returns, which are attributed to Parent under Article II, if any.

“Parent Entities” shall mean Parent and its Subsidiaries (each, a “Parent Entity”).

“Parent Indemnitees” shall mean the Parent Entities and their respective Representatives and each of the heirs, executors, successors and assigns thereof; provided, however, that a Person who was a Representative of a Parent Entity may be a Parent Indemnitee in that capacity notwithstanding that such Person may also be a NewCo Indemnitee.

“Parent Liabilities” shall mean such Liabilities of Parent set forth in Schedule II attached hereto that are to be Assumed by NewCo pursuant to the terms and conditions of this Agreement, which may also include in whole or in part, the Slinger Bag Liabilities.

“Person” shall mean any natural person, corporation, business trust, limited liability company, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date.

“Representative” shall mean, with respect to any Person, any of such Person’s directors, officers, employees, agents, consultants, advisors, accountants, attorneys and representatives.

“SEC” shall mean the United Stated Securities and Exchange Commission.

“Separation” means the separation of Slinger Bag Business from Parent and the transfer and assignment thereof to NewCo accomplished through the sale, transfer and assignment of the Slinger Bag Interest, Foundation Sports Interest, Promissory Note, and includes the assumption of the Parent Liabilities, if any.

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“Slinger Bag Action” shall mean any current or future Action relating to the Slinger Bag Business or any Slinger Bag Liabilities in which one or more Parent Entities is a defendant or the party against whom a claim or investigation is directed.

“Slinger Bag Assets” shall mean all Assets owned by the Slinger Bag Entities in connection with the Slinger Bag Business.

“Slinger Bag Business” shall mean the business and assets of Slinger Bag relating to its sports products and technology, and the associated Intellectual Property Rights to and arising therefrom.

“Slinger Bag Liabilities” shall mean all Liabilities of Slinger Bag related to or arising from the operation of the Slinger Bag Business or ownership of Slinger Bag Assets, or any Slinger Bag Action.

“Subsidiary” shall mean with respect to any specified Person, any corporation or other legal entity of which such Person or any of its Subsidiaries controls or owns, directly or indirectly, more than 50% of the stock or other equity interests entitled to vote on the election of members to the board of directors or similar governing body or, in the case of a Person with no governing body, more than 50% of the equity or voting interests.

“Tax” or “Taxes” means (a) any federal, state, local or foreign tax, assessment, fee, duty, levy or other charge of any kind whatsoever of any Governmental Authority whether or not disputed (including any income, franchise, branch profits, gross receipts, capital gains, license, value-added, sales, use, real or personal property, transfer, payroll, employment, social security (or similar), employer health, health insurance, excise, environmental, customs duties, stamp, registration, alternative and add-on minimum tax, goods and services, harmonized sales, provincial sales, escheat and unclaimed property obligations, ad valorem, net worth, capital stock, profits, unemployment, disability, occupation, estimated, premium, windfall profits, production, business and occupation, fuel or withholding tax), (b) any fine, penalty, interest, additional taxes or addition to tax with respect thereto, imposed, assessed or collected by or under the authority of any Governmental Authority and (c) any liability in respect of any items described in clauses (a) or (b) payable by reason of Contract, assumption, transferee or successor liability, operation of Law, Treasury Regulation Section 1.1502-6 (or any similar provision of Law or any predecessor or successor thereof) or otherwise.

“Tax Return” means any return (including any information return, claim for refund, tax credit, incentive or benefit, or amended return), report, statement, schedule, notice, form, or other document or information, including any schedules or amendments thereof, filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection, or payment, of any Tax.

“Third-Party” shall mean any Person who is not a Party to this Agreement.

Section 1.2 Reference; Interpretation. References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words “include,” “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation.” Unless the context otherwise requires, references in this Agreement to Articles, Sections and Schedules shall be deemed to be references to Articles and Sections of, and Schedules to, this Agreement. Unless the context otherwise requires, the words “hereof”, “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement. Neither this Agreement nor any Ancillary Agreement shall be construed against either Party as the principal draftsperson hereof or thereof. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Transaction Agreements

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Article II.
Tax matters

Section 2.1 Tax Matters. In connection with Parent’s and NewCo’s respective rights, responsibilities and obligations after the Separation contemplated herein with respect to Taxes, including ordinary course of business Taxes and other Taxes, if any, including, allocation of Tax Liabilities incurred in the Pre-Closing Tax Period in connection with operating the Slinger Bag Business, ownership of any Slinger Bag Assets, or arising from any Slinger Bag Action, the filing of Tax Returns, the administration of Tax contests, cooperation and other matters:

(a)	Each Party will cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns, financial reporting matters, and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information reasonably relevant to any such audit, litigation, or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Parties agree (i) to retain all books and records with respect to Tax matters pertinent to the transfer and assignment of the Slinger Bag Interest, the Foundation Sports Interest, the Promissory Note, and such other transactions contemplated herein and relating to any taxable period beginning before the Closing Date until expiration of the statute of limitations (and, to the extent notified by Parent or NewCo, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) give the other Party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other Party so requests, Parent or NewCo, as the case may be, shall allow the other Party to take possession of such books and records.

(b)	For all purposes under this Agreement, in the case of Parent’s Taxes that are payable with respect to the Pre-Closing Tax Period: (i) in the case of Taxes that are (x) based upon or related to income or receipts arising from the Slinger Bag Business, (y) imposed in connection with the sale or other transfer or assignment of property (real or personal, tangible or intangible) of the Slinger Bag Business or Slinger Bag Assets, or Slinger Bag Liabilities, or (z) employment, payroll, social security or other similar Taxes; and (ii) in the case of property, ad valorem, and other similar Taxes imposed on an annual or periodic basis with respect to Slinger Bag Assets, the portion of any such Tax allocable to NewCo as of the Closing Date shall be the amount of such Taxes for the Pre-Closing Tax Period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period) multiplied by a fraction the numerator of which is the number of calendar days in the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Tax period.

(c)	The Parties further agree, upon request, to use their best efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including with respect to the transactions contemplated hereby).

(d)	Each of the Parties shall, upon request of another party, provide the other parties with all information that may be required, and otherwise cooperate with respect to the preparation, execution, and delivery of any forms or reporting instruments required, pursuant to Section 6043A of the Code and any Treasury Regulations promulgated under the Code.

Section 2.2 Transfer Tax. Notwithstanding anything to the contrary in this Agreement, NewCo shall be responsible for all income, transfer or franchise Taxes, registration fees and other similar fees and Taxes (including, without limitation, any use, vehicle transfer, recordation, stamp, conveyance, value added or other similar Taxes or fees that may be imposed by any Governmental Authority) arising directly from the sale, transfer, assignment, conveyance and delivery (“Transfer”) of the Slinger Bag Interest, the Foundation Sports Interest, the Promissory Note, and/or the Slinger Bag Liabilities from Parent to NewCo hereunder, and any related interest and penalties in connection therewith. All such Taxes and fees incurred in connection with the transactions described in this Agreement shall be paid by NewCo when due, and NewCo will, at its own expense, file all necessary Tax Returns and other documentation with respect to such Taxes or fees as may be applicable.

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Article III.
SEPARATION AND CERTAIN COVENANTS

Section 3.1 Equity Transfer; Assignment of Liabilities.

(a) Equity and Asset Transfer. On the terms and subject to the conditions set forth in this Agreement, at the Closing, Parent shall transfer, assign, convey, and deliver, or cause to be transferred, assigned, conveyed and delivered (“Transfer”), to NewCo or the applicable NewCo Entity all of Parent’s right, title and interest in and to (i) the Slinger Bag Interest, (ii) the Foundation Interest and (iii) the Promissory Note. In the event that any Third-Party consent or approval for the Transfer of the Slinger Bag Interest, the Foundation Interest, and/or the Promissory Note is required and has not been obtained, then Parent shall hold the Slinger Bag Interest, the Foundation Interest, and/or the Promissory Note in trust for and for the benefit of NewCo and shall take such actions and follow such instructions as may be provided from time to time by NewCo in respect of the Slinger Bag Interest, the Foundation Interest, and/or the Promissory Note at NewCo’s sole cost and expense. Furthermore, Parent shall cooperate with NewCo in any efforts it makes to obtain consent or approval for the Transfer of the Slinger Bag Interest, the Foundation Interest, and/or the Promissory Note or, in the event such consent or approval is not obtained, any actions, claims or proceedings to be initiated by NewCo in respect of the Slinger Bag Interest, the Foundation Interest, and/or the Promissory Note. NewCo shall indemnify and hold Parent harmless from and against any losses arising from Third-Party claims against Parent in connection with the Transfer of the Slinger Bag Interest, the Foundation Interest, and/or the Promissory Note, or the holding such Slinger Bag Interest, Foundation Interest, and/or Promissory Note in trust for the benefit of NewCo.

(b) Assumption of Liabilities. Except as otherwise specifically set forth herein and on the terms and subject to the conditions set forth in this Agreement, at the Closing: (i) NewCo shall, or shall cause the applicable NewCo Entity to accept, assume (or, as applicable, retain) and perform, discharge and fulfill (“Assume” or “Assumption”), in accordance with their respective terms, all of the Slinger Bag Liabilities, in each case, regardless of (A) when or where such Slinger Bag Liabilities arose or arise, (B) whether the facts upon which they are based occurred prior to, on or subsequent to the Effective Time, (C) where or against whom such Slinger Bag Liabilities are asserted or determined and (D) regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any Parent Entity or any of their past or present respective directors, officers, employees, agents, Subsidiaries or Affiliates; and (ii) Parent shall Transfer, or cause to be transferred, to NewCo, and NewCo shall Assume in accordance with their respective terms, the Parent Liabilities, if any.

(c) Consents. The Parties shall use their commercially reasonable efforts to obtain all consents required in connection with the Transactions, including to Transfer any Assets, Contracts, Liabilities, licenses, permits and authorizations issued by any Governmental Authority or parts thereof, or any consent required due to a change in control of the holder thereof, as contemplated by this Agreement.

Section 3.2 Consideration; Closing

(a) In connection with the Transfer of equity and Assets, and in consideration of the Assumption of Liabilities by NewCo, as contemplated under Section 3.1, the aggregate consideration payable by NewCo to Parent shall be One United States Dollar ($1.00) (the “Consideration”).

(b) Subject to the terms and conditions of this Agreement, Parent and NewCo shall cooperate with each other to take such actions to complete the Transfer of the Slinger Bag Interest, the Foundation Sports Interest and the Promissory Note, and to exchange such documents and signatures as may be necessary at such time and date as the Parties may mutually agree (“Closing,” and the such date of the Closing, the “Closing Date”).

(c) At Closing, the following deliveries shall be made or caused to be made by Parent and NewCo, as the case may be:

(i) Parent shall execute and deliver to NewCo such bill of sale, assignment and assumption agreement or any such other agreements or documents as may be reasonably requested by NewCo in connection with the Transfer of the Slinger Bag Interest, the Foundation Sports Interest and the Promissory Note, or the Assumption of the Liabilities;

(ii) NewCo shall deliver or cause to be delivered, the Consideration; and

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(iii) Parent and NewCo shall deliver to each other such other documents and instruments as the other Party may reasonably require or which are otherwise contemplated by this Agreement to be delivered by the Parties at Closing.

Section 3.3 Transfers Not Effected at the Effective Time.

(a) To the extent that the Transfer of the Slinger Bag Interest, the Foundation Sports Interest, and the Promissory Note, or Assumption of Liabilities contemplated by this Article III or any other Ancillary Agreement shall not have been consummated at or prior to the Effective Time, the Parties shall use commercially reasonable efforts to effect such Transfers or Assumptions as soon as practicable following the Effective Time.

(b) In the event that any such Transfer of Slinger Bag Interest, the Foundation Sports Interest, and the Promissory Note, or Assumption of Liabilities has not been consummated, from and after the Effective Time (i) the Party retaining such Assets shall thereafter hold such Asset for the use and benefit of the Party entitled thereto (at the expense of the Person entitled thereto) and (ii) the Party intended to Assume such Liability shall, or shall cause its applicable Subsidiary to, (A) pay or reimburse the Party retaining such Liability for all amounts paid or incurred in connection with the retention of such Liability and (B) perform any non-monetary Liabilities in the place of the Party retaining such Liability to the extent such performance is practicable, permitted under applicable Law and does not result in a breach or default (or give rise to any termination rights, penalties or other remedies for the benefit of any counterparty) under any applicable Contract. To the extent the foregoing applies to any Contracts to be assigned for which any necessary consents or Governmental Authorizations are not received prior to the Effective Time, the treatment of such Contracts shall, for the avoidance of doubt, be subject to Section 3.13, to the extent applicable. In addition, the Party retaining such Asset or Liability shall, insofar as reasonably possible and to the extent permitted by applicable Law, treat such Asset or Liability in the ordinary course of business in accordance with past practice and take such other actions as may be reasonably requested by the Party to which such Asset is to be Transferred or by the Party Assuming such Liability in order to place such Party, insofar as reasonably possible, in the same position as if such Asset or Liability had been Transferred or Assumed as contemplated hereby and so that all the benefits and burdens relating to such Asset or Liability, including possession, use, risk of loss, potential for gain, and dominion, control and command over such Asset or Liability, are to inure from and after the Effective Time to the applicable Parent Entity or NewCo Entity, as applicable, entitled to the receipt of such Asset or required to Assume such Liability. In furtherance of the foregoing, the Parties agree that, as of the Effective Time, each Party shall be deemed to have acquired complete and sole beneficial ownership over all of the Assets, together with all rights, powers and privileges incident thereto, and shall be deemed to have Assumed in accordance with the terms of this Agreement all of the Liabilities, and all duties, obligations and responsibilities incident thereto, which such Party is entitled to acquire or required to Assume pursuant to the terms of this Agreement.

(c) If and when the consents, Governmental Authorizations and/or conditions, the absence or non-satisfaction of which caused the deferral of Transfer of any Asset or deferral of the Assumption of any Liability pursuant to Section 3.3(a), are obtained or satisfied, as applicable, the Transfer, assignment, Assumption or novation of the applicable Asset or Liability shall be effected in accordance with and subject to the terms of this Agreement and/or the applicable Ancillary Agreement, and shall, to the extent possible without the imposition of any cost on any Party (other than de minimis costs), be deemed to be effective as of the Effective Time.

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(d) Except as otherwise stated herein or in any Ancillary Agreement, the Party retaining any Asset (including any entity) or Liability shall not be obligated to expend any money to Transfer such Asset to such other Party unless the necessary funds are advanced, assumed, or agreed in advance to be reimbursed by the Party entitled to such Asset or the Person intended to be subject to such Liability, other than reasonable attorneys’ fees and recording or similar fees, all of which shall be promptly reimbursed by the Party entitled to such Asset or the Person intended to be subject to such Liability.

(e) On and prior to the eighteen (18) month anniversary following the Effective Time, if any Party owns any Asset, that, although not Transferred pursuant to this Agreement, is agreed by such Party and the other Party in their good faith judgment to be an Asset that more properly belongs to the other Party or a Subsidiary of the other Party, or an Asset that such other Party or Subsidiary was intended to have the right to continue to use (other than (for the avoidance of doubt) any Asset acquired from an unaffiliated Third-Party by a Parent Entity or NewCo Entity following the Effective Time), then the Party owning such Asset shall, as applicable (i) Transfer any such Asset to the other Party or the Subsidiary of the other Party identified as the appropriate transferee, or (ii) grant such mutually agreeable rights with respect to such Asset to permit such continued use, subject to, and consistent with this Agreement, including with respect to Assumption of associated Liabilities.

(f) After the Effective Time, each Party may receive mail, packages and other communications properly belonging to the other Party. Accordingly, at all times after the Effective Time, each Party authorizes the other Party to receive and open all mail, packages and other communications received by the other Party and not unambiguously intended for the other Party, any Parent Entity or NewCo Entity or any of their respective officers or directors, and to the extent that they do not relate to the business of the receiving Party, the receiving Party shall promptly deliver such mail, packages or other communications (or, in case the same relate to both businesses, copies thereof) to the other Party as provided for in Section 8.6. The provisions of this Section 3.3(f) are not intended to, and shall not, be deemed to constitute an authorization by any Party to permit the other to accept service of process on its behalf and no Party is or shall be deemed to be the agent of the other Party for service of process purposes.

Section 3.4 Parent Determinations. Parent, through its directors and officers that hold office immediately prior to the Effective Time, shall have the sole and absolute discretion to determine whether to proceed with all or part of the Separation and all terms thereof, including the form, structure and terms of any transaction(s) and/or offering(s) to effect the Separation and the timing of and conditions to the consummation of the Separation. NewCo shall cooperate with Parent in all respects to accomplish the Separation and shall, at Parent’s direction, promptly take any and all actions necessary or desirable to effect the Separation. Parent shall select any financial or legal advisors in connection with the Separation, including outside counsel, for Parent.

Section 3.5 [Intentionally Left Blank].

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Section 3.6 [Intentionally Left Blank].

Section 3.7 [Intentionally Left Blank].

Section 3.8 Removal of Certain Guarantees; Releases from Liabilities.

(a) Except as otherwise specified in any Ancillary Agreement, any NewCo Liability for which any Parent Entity is a guarantor or obligor, NewCo shall use its best efforts to have, as quickly as practicable, such Parent Entity removed as guarantor of or obligor for any such NewCo Liability.

(b) If either NewCo is unable to obtain, or to cause to be obtained, any such required removal as set forth in Section 3.8(a), the guarantor or obligor shall continue to be bound as such and, unless not permitted by Law or the terms thereof, NewCo shall use its best efforts to cause the relevant beneficiary to cause one of its Affiliates, as agent or subcontractor for such guarantor or obligor to pay, perform and discharge fully all the obligations or other Liabilities of the relevant the guarantor or obligor thereunder from and after the date hereof.

(c) If (i) NewCo is unable to obtain, or to cause to be obtained, any such required removal as set forth in Section 3.8(a), or (ii) NewCo Liabilities arise from and after the Effective Time but before the applicable Parent Entity, if such Parent Entity is a guarantor or obligor with reference to any such NewCo Liability, is removed pursuant to Section 3.8(a), then NewCo shall indemnify each Parent Entity for all Liabilities incurred by any of them in such Person’s capacity as guarantor or obligor. Without limiting the foregoing, NewCo shall, or shall cause a NewCo Entity to, reimburse Parent as soon as practicable (but in no event later than 30 days) following delivery by Parent to NewCo of notice of a payment made pursuant to this Section 3.8 in respect of NewCo Liabilities.

(d) At and after the Effective Time, the Parties shall use commercially reasonable efforts to obtain, or cause to be obtained, any consent, substitution or amendment required to novate, assign or extinguish all NewCo Liabilities (with respect to the Parent Entities) of any nature whatsoever transferred under this Agreement or an Ancillary Agreement, or to obtain in writing the unconditional release of the assignor so that NewCo (or an appropriate NewCo Entity) shall be solely responsible for the NewCo Liabilities; provided, however, that no Party shall be obligated to pay any consideration therefor (except for filing fees or other similar charges) to any Third-Party from whom such consent, substitution, amendment or release is requested. Whether or not any such consent, substitution, amendment or release is obtained, nothing in this Section 3.8 shall in any way limit the obligations of the Parties under Article IV. If, as and when it becomes possible to delegate, assign, novate or extinguish any NewCo Liabilities in accordance with the terms hereof, the Parties shall promptly sign all such documents and perform all such other acts as may be necessary to give effect to such delegation, novation, extinction or other release; provided, however, no Party shall be obligated to pay any consideration therefor.

Section 3.9 Ancillary Agreements. Each of Parent and NewCo shall enter into the Ancillary Agreements and any other agreements reasonably necessary or appropriate in connection with the Transactions.

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Section 3.10 Acknowledgment by NewCo. NewCo, on behalf of itself and all NewCo Entities, acknowledges, understands and agrees that, except as expressly set forth herein or in any Ancillary Agreement, (a) none of Parent or any other Person has, in this Agreement or in any other agreement or document, or otherwise made any representation or warranty of any kind whatsoever, express or implied, to NewCo or any NewCo Entity or to any director, officer, employee, advisor, representative, or agent thereof in any way with respect to any of the Transactions or the business, Assets, condition or prospects (financial or otherwise) of, or any other matter involving, the Assets, Liabilities or businesses of Parent or any Parent Entity, NewCo or any NewCo Entity, any NewCo Assets, any NewCo Liabilities or the NewCo Business and (b) none of Parent or any other Person has made or makes any representation or warranty with respect to the Separation or the entering into of this Agreement or the Ancillary Agreements or the Transactions. Except as expressly set forth herein or in any other Ancillary Agreement, NewCo and each NewCo Entity shall bear the economic and legal risk that the NewCo Assets shall prove to be insufficient or that the title to any NewCo Assets shall be other than good and marketable and free from encumbrances. The provisions of any related assignment agreement or other related documents are expressly subject to this Section 3.10 and to Section 3.11.

Section 3.11 Release.

(a) Except as provided in Section 3.11(d), effective as of the Effective Time, NewCo does hereby, on behalf of itself and each other NewCo Entity, release and forever discharge each Parent Indemnitee, from any and all Liabilities whatsoever to any NewCo Entity, whether at law or in equity (including any right of contribution), whether arising under any Contract, by operation of Law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed at or after the Effective Time, including in connection with the Transactions.

(b) Except as provided in Section 3.11(d), effective as of the Effective Time, Parent does hereby, for itself and each other Parent Entity, release and forever discharge each NewCo Indemnitee from any and all Liabilities whatsoever to any Parent Entity, whether at law or in equity (including any right of contribution), whether arising under any Contract, by operation of Law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed at or before the Effective Time, including in connection with the Transactions.

(c) The Parties expressly understand and acknowledge that it is possible that unknown Losses or claims exist or might come to exist or that present Losses may have been underestimated in amount, severity, or both. Accordingly, the Parties are deemed expressly to understand provisions and principles of law such as Section 1542 of the Civil Code of the State of California (as well as any and all provisions, rights and benefits conferred by any Law of any state or territory of the United States, or principle of common law, which is similar or comparable to Section 1542), which Section provides: GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. The Parties are hereby deemed to agree that the provisions of Section 1542 and all similar federal or state laws, rights, rules, or legal principles of California or any other jurisdiction that may be applicable herein, are hereby knowingly and voluntarily waived and relinquished with respect to the releases in Section 3.11(a) and Section 3.11(b).

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(d) Nothing contained in this Section 3.11 shall be interpreted to release any Person from its obligations, or to impair the right of any Person to enforce its right, under this Agreement, any Ancillary Agreement or any agreements, arrangements, commitments or understandings that are specified in, or contemplated to continue pursuant to, this Agreement or any Ancillary Agreement. Without limiting the foregoing, nothing contained in this Section 3.11 shall release any Person from:

(i) any Liability assumed, transferred, assigned or allocated to such Person or any Entity affiliated with such Person in accordance with, or any other Liability of such Person or any Entity affiliated with such Person under, this Agreement or any Ancillary Agreement;

(ii) any Liability that such Person may have with respect to indemnification or contribution pursuant to this Agreement or any Ancillary Agreement for claims brought by Third-Party, which Liability shall be governed by the provisions of Article IV and, if applicable, the appropriate provisions of the Ancillary Agreements;

(iii) any unpaid accounts payable or receivable arising from or relating to the sale, provision, or receipt of goods, payment for goods, property or services purchased, obtained or used in the ordinary course of business by any Parent Entity from any NewCo Entity, or by any NewCo Entity from any Parent Entity;

(iv) any Liability the release of which would result in the release of any Person other than a Parent Indemnitee (in the case of the release by the NewCo Entities) or a NewCo Indemnitee (in the case of the release by the Parent Entities); provided that each Party agrees not to bring suit, or permit any Entity affiliated with such Party to bring suit, against any such Parent Indemnitee or NewCo Indemnitee (as applicable) with respect to such Liability; and

(v) any indemnification obligation under such Person’s articles of incorporation or bylaws.

(e) NewCo shall not make, and shall not permit any other NewCo Entity to make, any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or indemnification, against any Parent Indemnitee with respect to any Liabilities released pursuant to Section 3.11(a). Parent shall not make, and shall not permit any other Parent Entity to make, any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against any NewCo Indemnitee with respect to any Liabilities released pursuant to Section 3.11(b).

Section 3.12 Discharge of Liabilities. Except as otherwise expressly provided herein or in any of the Ancillary Agreements, from and after the Effective Time, NewCo shall, and shall cause each other NewCo Entity to, assume, pay, perform and discharge all NewCo Liabilities in the ordinary course of business, consistent with past practice. The agreements in this Section 3.12 are made by each Party for the sole and exclusive benefit of the other Party and the Entities affiliated with such other Party. To the extent reasonably requested to do so by the other Party, each Party agrees to execute and deliver such documents, in a form reasonably satisfactory to such Party, as may be reasonably necessary to evidence the assumption of any Liabilities hereunder.

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Section 3.13 Further Assurances. If at any time after the Effective Time any further action is reasonably necessary or desirable to carry out the purposes of this Agreement and the Ancillary Agreements, the proper officers of each Party shall take all such necessary action and do and perform all such acts and things, and execute and deliver all such agreements, assurances to the extent reasonably requested to do so by the other Party, each Party agrees to execute and deliver such documents, in a form reasonably satisfactory to such Party, as may be reasonably necessary to evidence the assumption of any Liabilities hereunder. Without limiting the foregoing, each Party shall use its commercially reasonable efforts promptly to obtain all consents and approvals, to enter into all agreements and to make all filings and applications that may be required for the consummation of the Transactions, including all applicable Governmental Authorizations.

Article IV.
INDEMNIFICATION

Section 4.1 Indemnification by Parent. Except as otherwise specifically set forth in any provision of this Agreement from and after the Effective Time, Parent shall indemnify, defend and hold harmless the NewCo Indemnitees from and against any and all Losses of the NewCo Indemnitees to the extent arising out of, by reason of or otherwise in connection with any breach by any Parent Entity of this Agreement. This Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by the Ancillary Agreements unless such Ancillary Agreement expressly provides that this Agreement applies to any matter in such Ancillary Agreement.

Section 4.2 Indemnification by NewCo. Except as otherwise specifically set forth in any provision of this Agreement, from and after the Effective Time, NewCo shall indemnify, defend and hold harmless the Parent Indemnitees from and against any and all Losses of the Parent Indemnitees to the extent arising out of, by reason of or otherwise in connection with (a) the NewCo Liabilities or alleged NewCo Liabilities, including any breach by any NewCo Entity of any provision of this Section 4.2, (b) any Indemnifiable Taxes, and (c) any breach by any NewCo Entity of this Agreement, and (c) with respect to any information regarding NewCo provided by NewCo for inclusion in the Proxy Statement and the documents incorporated by reference therein (other than any information regarding Parent), any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading. This Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by the Ancillary Agreements unless such Ancillary Agreement expressly provides that this Agreement applies to any matter in such Ancillary Agreement.

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Section 4.3 Procedures for Indemnification.

(a) Third-Party Claims.

(i) If a claim or demand is made by a Third-Party against a NewCo Indemnitee or a Parent Indemnitee (each, an “Indemnitee”) (a “Third-Party Claim”) as to which such Indemnitee is entitled to indemnification pursuant to this Agreement, such Indemnitee shall notify the Party which is or may be required pursuant to Section 4.1 or Section 4.2 hereof to make such indemnification (the “Indemnifying Party”) in writing, and in reasonable detail, of the Third-Party Claim promptly (and in any event prior to the date that is the 30th Business Day after receipt by such Indemnitee of written notice of the Third-Party Claim); provided, however, that failure to give such notice shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure.

(ii) Thereafter, the Indemnitee shall deliver to the Indemnifying Party, promptly (and in any event within 10 Business Days after the Indemnitee’s receipt thereof), copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third-Party Claim. Notice under this Section 4.3 shall be provided in accordance with Section 8.6.

(iii) Subject to Section 4.3(a)(v), if a Third-Party Claim is made against an Indemnitee, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and irrevocably acknowledges without condition or reservation its obligation to fully indemnify the Indemnitee therefor, to assume the defense thereof with counsel reasonably acceptable to the Indemnitee. Should the Indemnifying Party so elect to assume the defense of a Third-Party Claim, the Indemnifying Party shall, within 30 days (or sooner if the nature of the Third-Party Claim so requires), notify the Indemnitee of its intent to do so, and the Indemnifying Party shall thereafter not be liable to the Indemnitee for legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof; provided, however, that such Indemnitee shall have the right to employ counsel to represent such Indemnitee if, in such Indemnitee’s reasonable judgment, (A) a conflict of interest between such Indemnitee and such Indemnifying Party exists in respect of such claim which would make representation of both such Parties by one counsel inappropriate, or (B) the Third-Party Claim involves substantially different defenses for the Indemnifying Party and the Indemnitee, and in such event the fees and expenses of such single separate counsel shall be paid by such Indemnifying Party. If the Indemnifying Party assumes such defense, the Indemnitee shall have the right to participate in the defense thereof and to employ counsel, subject to the proviso of the preceding sentence, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnitee for any period during which the Indemnifying Party has failed to assume the defense thereof (other than during the period prior to the time the Indemnitee shall have given notice of the Third-Party Claim as provided above). Additionally, the Indemnifying Party will lose his, her or its right to defend such Third-Party Claim if within 30 days after receipt of written notice of such Third-Party Claim, it elects not to (or fails to elect to) defend such Third-Party Claim (or is not entitled to continue the defense of such Third-Party Claim) or it thereafter fails or ceases to defend such Third-Party Claim, diligently and in good faith, and in any such event, the Indemnitee will have the right to conduct and control the defense with counsel of his, her or its choice (the reasonable and documented out-of-pocket cost of which (including reasonable attorneys’ fees) will be an indemnifiable Loss) of such Third-Party Claim.

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(iv) If the Indemnifying Party shall have assumed the defense of a Third-Party Claim, in no event will the Indemnitee admit any liability with respect to, or settle, compromise or discharge, any Third-Party Claim without the Indemnifying Party’s prior written consent; provided, however, that the Indemnitee shall have the right to settle, compromise or discharge such Third-Party Claim without the consent of the Indemnifying Party if the Indemnitee releases the Indemnifying Party from its indemnification obligation hereunder with respect to such Third-Party Claim and such settlement, compromise or discharge would not otherwise adversely affect the Indemnifying Party. The Indemnifying Party shall not enter into any settlement, compromise or discharge of a Third-Party Claim without the consent (not to be unreasonably withheld, conditioned or delayed) of the Indemnitee if the settlement (A) has the effect of permitting any injunction, declaratory judgment, other order or other non-monetary relief to be entered, directly or indirectly, against the Indemnitee, (B) does not completely release the Indemnitee from all Liabilities and obligations with respect to such claim, (C) includes a statement or admission of fault, culpability or failure to act by or on behalf of the Indemnitee, or (D) is otherwise prejudicial to the Indemnitee. If an Indemnifying Party elects not to assume the defense of a Third-Party Claim, or fails to notify an Indemnitee of its election to do so as provided herein, such Indemnitee may compromise, settle or defend such Third-Party Claim; provided that the Indemnitee shall not compromise or settle such Third-Party Claim without the consent of the Indemnifying Party, which consent is not to be unreasonably withheld, conditioned or delayed.

(v) Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any Third-Party Claim (and shall be liable for the fees and expenses of counsel incurred by the Indemnitee in defending such Third-Party Claim) if the Third-Party Claim (a) seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnitee which the Indemnitee reasonably determines, after conferring with its counsel, cannot be separated from any related claim for money damages or (b) alleges a criminal violation. If such equitable relief or other relief portion of the Third-Party Claim can be so separated from that for money damages, the Indemnifying Party shall be entitled to assume the defense of the portion relating to money damages.

(vi) In the event of payment by an Indemnifying Party to any Indemnitee in connection with any Third-Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third-Party Claim. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

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(b) The remedies provided in this Article IV shall be cumulative and shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party.

Section 4.4 Indemnification Payments.

(a) Indemnification required by this Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received, or a Loss is incurred. If the Indemnifying Party fails to make an indemnification payment required by this Article IV within 30 days after receipt of a bill therefore or notice that a Loss has been incurred, the Indemnifying Party shall also be required to pay interest on the amount of such indemnification payment, from the date of receipt of the bill or notice of the Loss to but not including the date of payment, at the Applicable Rate.

(b) The amount of any claim by an Indemnitee under this Agreement shall be reduced to reflect any insurance proceeds actually received (net of costs or any mandatory premium increases) by any Indemnitee that result from the Losses that gave rise to such indemnity. Notwithstanding the foregoing, no Indemnitee will be obligated to seek recovery for any Losses from any Third-Party before seeking indemnification under this Agreement and in no event will an Indemnifying Party’s obligation to indemnify and hold harmless any Indemnitee pursuant to this Agreement be conditioned upon the status of the recovery of any offsetting amounts from any such Third-Party.

Section 4.5 Survival of Indemnities. The rights and obligations of each of Parent and NewCo and their respective Indemnitees under this Article IV will survive the sale or transfer by any Party of any Assets or businesses or the assignment by it of any Liabilities.

Section 4.6 Limitation on Liability. Except as may expressly be set forth in this Agreement or any Ancillary Agreement, none of Parent, any other Parent Entity, NewCo, or any other NewCo Entity shall in any event have any Liability to the other Party or to any Entity affiliated with the other Party, or to any other Parent Indemnitee or NewCo Indemnitee, as applicable, under this Agreement (a) to the extent that any such Liability resulted from any willful violation of Law or fraud by the Party seeking indemnification or (b) for any exemplary, punitive, special, indirect, consequential, remote or speculative damages (including in respect of lost profits or revenues), however caused and on any theory of liability (including negligence) arising in any way out of any provision of this agreement, whether or not such Party has been advised of the possibility of such damages. Notwithstanding the foregoing, the provisions of this Section 4.6 shall not limit an Indemnifying Party’s indemnification obligations with respect to any Liability that any Indemnitee may have to any Third-Party not affiliated with any Parent Entity or NewCo Entity.

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Article V.

LITIGATION MATTERS

Section 5.1 Litigation Matters. After the Effective Time, NewCo shall, and, as applicable, shall cause the other NewCo Entities to (i) diligently conduct, at its sole cost and expense, the defense of the Slinger Bag Actions and any applicable future Slinger Bag Actions; (ii) notify Parent of material litigation developments related to the Slinger Bag Actions in which Parent is a named Party; and (iii) agree not to file any cross claim or institute separate legal proceedings against Parent or any Parent Entity in relation to the Slinger Bag Actions. Upon the settlement or judgment of any Slinger Bag Action, Slinger Bag or NewCo shall be responsible for all Liabilities arising out of such settlement or judgment. Parent shall promptly (a) provide any documents or other correspondence received in connection with any pending Slinger Bag Actions to NewCo and (b) pay any amounts received in such settlement of any Slinger Bag Actions to NewCo (net of any amounts due and owing to Parent or any of its Subsidiaries from NewCo or any of its Subsidiaries). NewCo agrees that at all times from and after the Effective Time, if an Action currently exists or is commenced by a Third-Party with respect to which Parent (or any Parent Entity) is a named defendant but such Action is otherwise not a Liability allocated to Parent under this Agreement or any Ancillary Agreement, then NewCo shall use commercially reasonable efforts to cause the named but not liable defendant to be removed from such Action. Notwithstanding anything in this Section 5.1 to the contrary, Parent shall have the right to participate in the defense of any Slinger Bag Action from which it has not been removed, and to be represented by attorneys of its own choosing and at NewCo’s sole cost and expense. NewCo shall indemnify and hold harmless Parent and the other Parent Entities against NewCo Liabilities arising in connection with any Action.

Article VI.
ACCESS TO INFORMATION

Section 6.1 Access to Information. Until the Effective Time (or such later time as the Parties may otherwise agree), each of Parent and NewCo shall afford to the other and its authorized Representatives reasonable access during normal business hours, subject to appropriate restrictions for classified, privileged or confidential information, to the Representatives, properties, and records (“Records”) of, in the possession of or in the control of the non-requesting Party and its Subsidiaries insofar as such access is reasonably required by the requesting Party and relates to such other Party or the conduct of its business prior to the Effective Time, in each case, at the requesting Party’s sole cost and expense. Notwithstanding the foregoing, neither Parent nor the NewCo shall be required to provide such access if it reasonably determines that it would (A) materially disrupt or impair the business or operations of Parent or the NewCo, as applicable, or any of its respective Subsidiaries, (B) cause a violation of any Contract to which Parent or NewCo is a party, (C) constitute a violation of any applicable Law or (D) cause a material risk of disclosure of any information that in the reasonable judgment of Parent or NewCo, as applicable, would result in the disclosure of any trade secrets of Third-Parties. Nothing herein shall require the Parent or NewCo or any of their respective Subsidiaries to disclose information to the extent such information would result in a waiver of attorney-client privilege, work product doctrine or similar privilege or violate any confidentiality obligation of such Party existing as of the date of this Agreement (provided that such Party shall use reasonable best efforts to permit such disclosure to be made in a manner consistent with the protection of such privilege or to obtain any consent required to permit such disclosure to be made without violation of such confidentiality obligations, as applicable).

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Section 6.2 Confidentiality.

(a) Parent and the other Parent Entities, on the one hand, and NewCo and the other NewCo Entities, on the other hand, shall not use or permit the use of and shall keep, and shall cause their respective Representatives to keep, confidential all information concerning the other Party in their possession, their custody or under their control to the extent such information, (i) relates to or was acquired during the period up to the Effective Time, (ii) relates to any Ancillary Agreement, (iii) is obtained in the course of performing services for the other Party pursuant to any Ancillary Agreement or (iv) is based upon or is derived from information described in the preceding clauses (i), (ii) or (iii), and each Party shall not (without the prior written consent of the other) otherwise release or disclose such information to any other Person, except such Party’s Representatives, unless compelled to disclose such information by judicial or administrative process or unless such disclosure is required by Law and such Party has used commercially reasonable efforts to consult with the other affected Party or Parties prior to such disclosure and shall cooperate at the expense of the requesting Party in seeking any reasonable protective arrangements requested by such other Party. Subject to the foregoing, the Person that received such request may thereafter disclose or provide such information if and to the extent required by such Law or by lawful process or such Governmental Authority; provided, however, that the Person shall only disclose such portion of the information as required to be disclosed or provided.

(b) Each Party shall be deemed to have satisfied its obligation to hold confidential any information concerning or owned by the other Party or any Entity affiliated with the other Party, if it exercises the same care as it takes to preserve confidentiality for its own similar information. The covenants in this Section 6.2 shall survive the Transactions and shall continue indefinitely; provided, however, that the covenants in this Section 6.2 shall terminate with respect to any information not constituting a trade secret under applicable Law on the second anniversary of the date on which the Party subject to such covenants with respect to such information receives it (but any such termination shall not terminate or otherwise limit any other covenant or restriction regarding the disclosure or use of such information under any Ancillary Agreement or other agreement, instrument or legal obligation). This Section 6.2 shall not apply to information (a) that has been in the public domain through no fault of such Party, (b) that has been later lawfully acquired from other sources by such Party, provided that such source is not and was not bound by a confidentiality agreement, (c) the use or disclosure of which is permitted by this Agreement or any other Ancillary Agreement or any other agreement entered into pursuant hereto, (d) that is immaterial and its disclosure is required as part of the conduct of that Party’s business and would not reasonably be expected to be detrimental to the interests of the other Party or (e) that the other Party has agreed in writing may be so used or disclosed.

Section 6.3 Ownership of Information. Any information owned by one Party or any of its Subsidiaries that is provided to a requesting Party pursuant to this Article VI shall be deemed to remain the property of the providing Person. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such information.

Section 6.4 Retention of Records. Except (a) as provided in under Article II or (b) when a longer retention period is otherwise required by Law or agreed to in writing, the Parent Entities and the NewCo Entities shall retain all Records relating to the Slinger Bag Business as of the Effective Time for the periods of time provided in each Party’s record retention policy (with respect to the documents of such Party and without regard to the Separation or its effects) as in effect on the date of Separation. Notwithstanding the foregoing, in lieu of retaining any specific Records, Parent or NewCo may offer in writing to deliver such Records to the other and, if such offer is not accepted within 90 days, the offered Records may be destroyed or otherwise disposed of at any time. If a recipient of such offer shall request in writing prior to the scheduled date for such destruction or disposal that any of Records proposed to be destroyed or disposed of be delivered to such requesting Party, the Party proposing the destruction or disposal shall promptly arrange for delivery of such of the Records as was requested (at the cost of the requesting Party).

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Article VII.
[intentionally left blank]

Article VIII.
MISCELLANEOUS

Section 8.1 Complete Agreement; Construction. This Agreement, including the Schedules, and the Ancillary Agreements shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

Section 8.2 Ancillary Agreements. Except as may be expressly stated herein, this Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by the Ancillary Agreements.

Section 8.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party.

Section 8.4 Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the Parties contained in this Agreement shall survive the date of Separation.

Section 8.5 Expenses. Except as otherwise expressly set forth in this Agreement or any Ancillary Agreement, all costs and expenses incurred on or prior to the date of the Separation (whether or not paid on or prior to the date of Separation) in connection with the preparation, execution, delivery, printing and implementation of this Agreement and any Ancillary Agreement, the Proxy Statement and the consummation of the transactions contemplated hereby and thereby, to the extent not paid by Parent prior to the Effective Time, shall be charged to and paid by NewCo. Such expenses shall be deemed to be NewCo Liabilities. Except as otherwise set forth in this Agreement or any Ancillary Agreement, each Party shall bear its own costs and expenses incurred after the date of Separation. Any amount or expense to be paid or reimbursed by any Party to any other Party shall be so paid or reimbursed promptly after the existence and amount of such obligation is determined and written demand therefor is made.

Section 8.6 Notices. All notices and other communications hereunder shall be in writing, shall reference this Agreement and shall be hand delivered or mailed by registered or certified mail (return receipt requested) to the Parties at the following addresses (or at such other addresses for a Party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

If to Parent:

Connexa Sports Technologies Inc

[●]

Attention:

Telephone:

Email:

with a copy (which shall not constitute notice) to:

Lucosky Brookman LLP

101 Wood Avenue South, 5th Floor

Woodbridge, NJ 08830

Attention: Joseph Lucosky; Ian Liao

Email:

If to NewCo:

JB Sports LLC

[●]

Attention: Mark Radom

Telephone:

Email:

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Section 8.7 Waivers. The failure of any Party to require strict performance by any other Party of any provision in this Agreement will not waive or diminish that Party’s right to demand strict performance thereafter of that or any other provision hereof.

Section 8.8 Amendments. Subject to the terms of Section 8.11 and Section 8.13 hereof, this Agreement may not be modified or amended except by an agreement in writing signed by each of the Parties.

Section 8.9 Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any Party without the prior written consent of the other Party, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void; provided, however, that either Party may assign this Agreement to a purchaser of all or substantially all of the properties and Assets of such Party so long as such purchases expressly assumes, in a written instrument in form reasonably satisfactory to the non-assigning Party, the due and punctual performance or observance of every agreement and covenant of this Agreement on the part of the assigning Party to be performed or observed.

Section 8.10 Successors and Assigns. The provisions to this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

Section 8.11 Termination. This Agreement (including Article IV hereof) may be terminated and the Separation may be amended, modified or abandoned at any time prior to the Separation by mutual agreement of the Parties; provided, however, that Article IV shall not be terminated or amended after the Separation in respect of a Third-Party beneficiary thereto without the consent of such Person. In the event of such termination, no Party shall have any Liability of any kind to any other Party or any other Person. After the Separation, this Agreement may not be terminated except by an agreement in writing signed by the Parties;

Section 8.12 Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any entity that is contemplated to be a Subsidiary of such Party.

Section 8.13 Third-Party Beneficiaries. Except (a) as provided in Section 3.11 for the release of any Person provided thereunder, (b) as provided in Article IV relating to Indemnitees, and (c) as specifically provided in any Ancillary Agreement, this Agreement and the Ancillary Agreements are solely for the benefit of the Parties and their respective Subsidiaries and Affiliates (including, with respect to Parent, the Parent Entities), and shall not be deemed to confer upon any other Person any remedy, claim, Liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

Section 8.14 Title and Headings. Titles and headings to Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 8.15 Schedules. The Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

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Section 8.16 Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated herein (including its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the Law of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of Laws of any jurisdictions other than those of the State of Delaware.

Section 8.17 Consent to Jurisdiction. Each Party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such courts, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such courts. Each of the Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 8.6 hereof. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by law.

Section 8.18 Waiver of Jury Trial. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

Section 8.19 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Parties agree that the Party to this Agreement who is or is to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at Law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that the remedies at Law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any loss, that any defense in any action for specific performance that a remedy at Law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

Section 8.20 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:

CONNEXA SPORTS TECHNOLOGIES, INC.

By:
Name:
Title:

NEWCO:

JB SPORTS LLC

By:
Name:
Title:

PROXY

Connexa Sports Technologies Inc.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 15, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Mark Radom and Mike Ballardie, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting of Stockholders”) of Connexa Sports Technologies Inc., in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting of Stockholders to be held on May 15, 2024, or any adjournments thereof, and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at www.viewproxy.com/CNXA/2024 by 11:59 p.m. ET on May 8, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR ANY NOMINEE IT WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS THEREOF.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 15, 2024

(Continued and to be marked, dated, and signed on other side)

▲ PLEASE FOLD ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

As a stockholder of Connexa Sports Technologies, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 14, 2024.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.FCRvote.com/CNXA

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY